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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-7452
       -------------------------------------------------------------------------

                          AIM Variable Insurance Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              11 Greenway Plaza, Suite 100     Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                            ---------------

Date of reporting period:   12/31/03
                            ---------------

                                                 AIM V.I. AGGRESSIVE GROWTH FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

   AIM V.I. AGGRESSIVE GROWTH FUND seeks to provide long-term growth of capital.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                          AIM V.I. AGGRESSIVE GROWTH FUND

FUND RETURN EXCEEDS 25%

For the year ended December 31, 2003, AIM       The nation's gross domestic product,         During the fiscal year, more
V.I. Aggressive Growth Fund's Series I       generally considered the broadest measure    aggressive holdings began meeting our
shares returned 26.67%. Series II shares     of economic activity, expanded at an         selection criteria, and we began adding
returned 26.35%. The S&P 500--Registered     annualized rate of 1.4% in the first         to our holdings in information
Trademark-- Index, the fund's broadbased     quarter, 3.1% in the second quarter, 8.2%    technology. Conversely, we reduced our
benchmark, and the index frequently used     in the third quarter, and 4.0% in the        holdings in health care. At the end of
as a general measure of U.S. stock market    fourth quarter of 2003.                      the fiscal year, information technology
performance, returned 28.67%. The Russell                                                 holdings had risen to 26.15% of the
2500--Registered Trademark-- Growth Index       However, the job market, while            fund's portfolio, and health care had
returned 46.31%, and the Lipper Mid-Cap      improving, continued to be weak, as the      decreased to 15.98%.
Growth Fund Index returned 35.42%. The       nation's unemployment rate stood at 5.7%
fund underperformed its benchmark and the    at the close of the year.                       Health care, consumer discretionary
other indexes because of its relatively                                                   and information technology were the three
defensive positioning earlier in the         YOUR FUND                                    sectors that contributed most to fund
fiscal year.                                                                              performance for the year. Two of these
                                             Because of market conditions when the        sectors, information technology and
MARKET CONDITIONS                            fiscal year began, the fund was somewhat     consumer discretionary, were also among
                                             defensively positioned. By this we mean      the top three performers for the S&P 500
The S&P 500 Index declined at the            that our more aggressive, cyclical, or       Index as well. The second-best performer
beginning of 2003, dropping to its lowest    economically sensitive holdings were         in the index was the materials sector.
level of the year on March 11. The index     balanced by our more defensive, less         The fund was underweight in materials
then rallied through the end of the          economically sensitive holdings.             compared to both the S&P 500 Index and
reporting period.                                                                         the Russell 2500 Growth Index. The
                                                Information technology is considered      average return for the fund's materials
   As of the close of the year,              an economically sensitive sector because     sector stocks was less than the sector
approximately 64% of the companies in the    the amount of money that businesses have     average in the two indexes, as was true
S&P 500 Index had reported third-quarter     to spend can drastically affect the          for the fund's holdings in the energy
earnings that exceeded analysts'             return of this sector. In contrast,          sector.
expectations while approximately 20% had     health care is considered defensive, or
reported earnings that met those             less economically sensitive, because            As the economy improved, we were able
estimates.                                   certain expenditures will be made even in    to find more companies with attractive
                                             a poor economy.                              earnings, so we were able to increase the
   All sectors of the S&P 500 Index                                                       number of holdings in the fund's
recorded gains for the fiscal year.             Applying current industry and sector      portfolio. On December 31, 2002, the fund
Information technology, materials and        classifications to the fund's holdings as    owned 83 stocks. As of December 31, 2003,
consumer discretionary were the              of December 31, 2002, 18.3% was in           the fund owned 115 stocks. We found most
top-performing sectors while                 information technology. This was balanced    of our opportunities for new holdings in
telecommunications services, consumer        by health care holdings equaling 21.9% of    the information technology and consumer
staples and health care were the             the fund's portfolio.                        discretionary sectors. We also added new
weakest-performing sectors.                                                               holdings in financials, health care and
                                                                                          industrials.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Danaher Corp.                    2.3%     1. Data Processing &                        Total returns 12/31/02-12/31/03,
 2. Fiserv, Inc.                     2.2         Outsourced Services              8.6%    excluding product issuer charges
 3. Fastenal Co.                     2.1      2. Specialty Stores                 6.5
 4. Investors Financial Services              3. Health Care Equipment            6.2     Series I Shares                    26.67%
    Corp.                            2.0      4. Semiconductors                   4.7     Series II Shares                   26.35
 5. CDW Corp.                        1.9      5. Communications Equipment         4.6     S&P 500 Index (Broad Market Index) 28.67
 6. ResMed Inc.                      1.8      6. Asset Management &                       Russell 2500 Growth Index
 7. Lehman Brothers Holdings Inc.    1.8         Custody Banks                    4.6     (Style-Specific Index)             46.31
 8. Zimmer Holdings, Inc.            1.8      7. Oil & Gas Drilling               3.8     Lipper Mid-Cap Growth Fund Index
 9. Gentex Corp.                     1.7      8. Diversified Commercial Services  3.6     (Peer Group Index)                 35.42
10. Omnicare, Inc.                   1.7      9. Industrial Machinery             3.0     Source: Lipper, Inc.
                                             10. Oil & Gas Equipment & Services   2.3     TOTAL NUMBER OF HOLDINGS*            115
                                                                                          TOTAL NET ASSETS          $147.2 MILLION
====================================================================================================================================

                                                                                          =========================================
                                                                                                  PORTFOLIO MANAGEMENT TEAM
                                                                                                       AS OF 12/31/03
                                                                                                       KARL F. FARMER
                                                                                               ROBERT M. KIPPES, LEAD MANAGER
                                                                                                        JAY A. RUSHIN
                                                                                               ASSISTED BY MID CAP GROWTH TEAM
                                                                                          =========================================

*Excludes money market holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                     AIM V.I. AGGRESSIVE GROWTH FUND

   Caremark RX and Express Scripts were      RESULTS OF A $10,000 INVESTMENT
among the top five contributors to fund      5/1/98-12/31/03
performance for the year. Both of these      Index data from 4/30/98
companies provide pharmacy benefit
services. In the third quarter of 2003,                                        [LINE CHART]
Caremark's revenues were up 32% over the
same quarter the previous year. Express                           LIPPER                                           AIM V.I.
Scripts' revenues rose 10% in the nine                            MID-CAP                                         AGGRESSIVE
months that ended September 30, 2003.                           GROWTH FUND       RUSSELL 2500      S&P 500         GROWTH
                                                                   INDEX          GROWTH INDEX       INDEX       FUND-SERIES I
   Among the holdings that detracted from      5/1/1998            10000              10000          10000          10000
fund performance were two holdings in the    12/31/1998            10031               9193          11172           9905
industrials sector, Cintas and Alliant        6/30/1999            11654              10624          12554          10700
Techsystems. Cintas is the largest           12/31/1999            17426              14293          13522          14329
provider of uniform and laundry services      6/30/2000            18175              15321          13464          17244
in North America. The relatively high        12/31/2000            14615              11993          12291          14701
unemployment during 2003, which reached       6/30/2001            12794              11647          11469          12661
its highest point in the first half of       12/31/2001            11535              10694          10832          10870
the year, affected Cintas' revenues.          6/30/2002             9532               8652           9407           9732
Though we sold the fund's shares in          12/31/2002             8251               7582           8439           8406
Cintas in 2003, after the close of the        6/30/2003             9553               9007           9430           9140
fiscal year, the company re-met our          12/31/2003            11173              11094          10858          10650
selection criteria, and we again
purchased shares in this security.                                                                              Source: Lipper, Inc.

   Alliant Techsystems sells solid           Past performance cannot guarantee comparable future results.
propulsion systems for space vehicles, as
well as missiles and other                   In evaluating this chart, please note that the chart uses a logarithmic scale
defense-related systems and munitions to     along the vertical axis (the value scale). This means that each scale increment
the U.S. government and its contractors.     always represents the same percent change in price; in a linear chart each scale
Alliant's share price experienced            increment always represents the same absolute change in price. In this example,
significant volatility during 2003, and      the scale increment between $5,000 and $10,000 is the same as that between
in late August, analysts warned that the     $10,000 and $20,000. In a linear chart, the latter scale increment would be
company's free cash flow was being           twice as large. The benefit of using a logarithmic scale is that it better
affected by increased pension payments.      illustrates performance during the fund's early years before reinvested
The fund no longer owns this stock.          distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its
IN CLOSING                                   vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a
Throughout the fiscal year, we adhered to    logarithmic scale in financial reports of funds that have more than five years
the fund's disciplined stock-selection       of performance history.
process. We were diligent in our efforts
to achieve the fund's                        *Series II shares were first offered        value of the U.S. dollar relative to the
objective--providing long-term growth of     3/26/02. Returns prior to that date are     values of other currencies, the custody
capital by investing in small- and           hypothetical results based on the           arrangements made for the fund's foreign
mid-cap companies we expect to grow more     performance of Series I shares (inception   holdings, differences in accounting,
than 15% annually.                           date 5/1/98), adjusted to reflect Series    political risks and the lesser degree of
                                             II 12b-1 fees. The Series I and Series II   public information required to be
                ----------                   shares invest in the same portfolio of      provided by non-U.S. companies.
                                             securities and will have substantially
AVERAGE ANNUAL TOTAL RETURNS                 similar performance, except to the extent   ABOUT INDEXES USED IN THIS REPORT
-----------------------------------------    that expenses borne by each class differ.
As of 12/31/03                                                                           The unmanaged Standard & Poor's Composite
                                                Current performance may be lower or      Index of 500 Stocks (the S&P 500 Index)
SERIES I SHARES                              higher than the performance data quoted.    is an index of common stocks frequently
Inception (5/1/98)                   1.12%   Past performance cannot guarantee           used as a general measure of U.S. stock
 5 Year                              1.46    comparable future results. Due to           market performance.
 1 Year                             26.67    significant market volatility, results of
                                             an investment made today may differ            The unmanaged Russell 2500 Growth
SERIES II SHARES*                            substantially from the historical           Index is a subset of the unmanaged
Inception                            0.88%   performance shown. Please see your          Russell 2500--Registered Trademark--
 5 Year                              1.22    financial advisor for more current          Index, which measures the performance of
 1 Year                             26.35    performance. Fund performance figures are   the 2,500 smallest companies in the
                                             historical, and they reflect fund           Russell 3000--Registered Trademark--
                                             expenses, the reinvestment of               Index, which measures the performance of
                                             distributions and changes in net asset      the 3,000 largest U.S. companies based on
                                             value. The fund's investment return and     total market capitalization; the Growth
                                             principal value will fluctuate, so an       subset measures the performance of
                                             investor's shares, when redeemed, may be    Russell 2500 companies with higher
                                             worth more or less than their original      price/book ratios and higher forecasted
                                             cost.                                       growth values.

                                                AIM Variable Insurance Funds are            The unmanaged Lipper Mid-Cap Growth
                                             offered through insurance company           Fund Index represents an average of the
                                             separate accounts to fund variable          performance of the 30 largest
                                             annuity contracts and variable life         mid-capitalization growth funds tracked
                                             insurance policies, and through certain     by Lipper, Inc., an independent mutual
                                             pension or retirement plans. Performance    fund performance monitor.
                                             figures given represent the fund and are
                                             not intended to reflect actual variable        A direct investment cannot be made in
                                             product values. They do not reflect sales   an index. Unless otherwise indicated,
                                             charges, expenses and fees at the           index results include reinvested
                                             separate account level. Sales charges,      dividends, and they do not reflect sales
                                             expenses and fees, which are determined     charges. Performance of an index of funds
                                             by the product issuers, will vary and       reflects fund expenses; performance of a
                                             will lower the total return.                market index does not.

                                             PRINCIPAL RISKS OF INVESTING IN THE FUND       Industry classifications used in this
                                                                                         report are generally according to the
                                             Investing in small and mid-size companies   Global Industry Classification Standard,
                                             may involve risks not associated with       which was developed by and is the
                                             investing in more established companies.    exclusive property and a service mark of
                                             Also, small companies may have business     Morgan Stanley Capital International Inc.
                                             risk, significant stock price               and Standard & Poor's.
                                             fluctuations and illiquidity.
                                                                                         A description of the policies and
                                                The fund may invest up to 25% of its     procedures that the Fund uses to
                                             total assets in foreign securities.         determine how to vote proxies relating to
                                             International investing presents certain    portfolio securities is available without
                                             risks not associated with investing         charge, upon request, by calling
                                             solely in the United States. These          800-959-4246, or on the AIM Web site,
                                             include risks relating to fluctuations in   AIMinvestments.com.
                                             the

                                                                                                                         VIAGRO-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-96.85%

ADVERTISING-0.62%

Lamar Advertising Co.(a)                          24,600   $    918,072
=======================================================================

AEROSPACE & DEFENSE-0.27%

L-3 Communications Holdings, Inc.(a)               7,800        400,608
=======================================================================

AIR FREIGHT & LOGISTICS-1.57%

Expeditors International of Washington, Inc.      30,100      1,133,566
-----------------------------------------------------------------------
Robinson (C.H.) Worldwide, Inc.                   31,200      1,182,792
=======================================================================
                                                              2,316,358
=======================================================================

APPAREL RETAIL-1.58%

Aeropostale, Inc.(a)                              17,800        488,076
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              14,800        546,860
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    31,600        790,316
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            23,950        505,824
=======================================================================
                                                              2,331,076
=======================================================================

APPLICATION SOFTWARE-1.96%

Cognos, Inc. (Canada)(a)                          34,100      1,044,142
-----------------------------------------------------------------------
Fair Issac Corp.                                   6,400        314,624
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      15,300        744,192
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               34,100        777,480
=======================================================================
                                                              2,880,438
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.55%

Investors Financial Services Corp.                78,000      2,995,980
-----------------------------------------------------------------------
Legg Mason, Inc.                                  24,900      1,921,782
-----------------------------------------------------------------------
T. Rowe Price Group Inc.                          37,400      1,773,134
=======================================================================
                                                              6,690,896
=======================================================================

AUTO PARTS & EQUIPMENT-2.24%

Gentex Corp.                                      57,800      2,552,448
-----------------------------------------------------------------------
Lear Corp.                                        12,200        748,226
=======================================================================
                                                              3,300,674
=======================================================================

BIOTECHNOLOGY-0.63%

Invitrogen Corp.(a)                               13,200        924,000
=======================================================================

BROADCASTING & CABLE TV-1.97%

Entercom Communications Corp.(a)                  12,300        651,408
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          29,995      1,190,502
-----------------------------------------------------------------------
Westwood One, Inc.(a)                             30,900      1,057,089
=======================================================================
                                                              2,898,999
=======================================================================

COMMUNICATIONS EQUIPMENT-4.62%

Avocent Corp.(a)                                  37,400      1,365,848
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                      84,600   $  1,488,114
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              30,900      1,008,885
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  15,400        300,608
-----------------------------------------------------------------------
QLogic Corp.(a)                                   12,900        665,640
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                53,000      1,964,710
=======================================================================
                                                              6,793,805
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.53%

Best Buy Co., Inc.                                43,000      2,246,320
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.43%

Electronics for Imaging, Inc.(a)                  24,100        627,082
=======================================================================

CONSTRUCTION & ENGINEERING-1.26%

Jacobs Engineering Group Inc.(a)                  38,700      1,857,987
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.52%

AGCO Corp.(a)                                     37,800        761,292
=======================================================================

CONSUMER ELECTRONICS-0.60%

Harman International Industries, Inc.             12,000        887,760
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.64%

Affiliated Computer Services, Inc.-Class A(a)     31,200      1,699,152
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    74,500      2,062,160
-----------------------------------------------------------------------
CheckFree Corp.(a)                                30,300        837,795
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              12,300        513,648
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   81,100      3,204,261
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             29,000      1,146,660
-----------------------------------------------------------------------
Paychex, Inc.                                     40,900      1,521,480
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      62,400      1,729,104
=======================================================================
                                                             12,714,260
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.59%

Apollo Group, Inc.-Class A(a)                     31,175      2,119,900
-----------------------------------------------------------------------
Arbitron Inc.(a)                                  12,000        500,640
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)            27,200      1,269,424
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              15,300        637,704
-----------------------------------------------------------------------
University of Phoenix Online(a)                   10,900        751,337
=======================================================================
                                                              5,279,005
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.75%

Rockwell Automation, Inc.                         31,200      1,110,720
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.97%

National Instruments Corp.                        15,000   $    682,050
-----------------------------------------------------------------------
Waters Corp.(a)                                   22,600        749,416
=======================================================================
                                                              1,431,466
=======================================================================

EMPLOYMENT SERVICES-1.19%

Robert Half International Inc.(a)                 74,800      1,745,832
=======================================================================

GENERAL MERCHANDISE STORES-0.51%

Fred's, Inc.                                      24,200        749,716
=======================================================================

HEALTH CARE DISTRIBUTORS-2.26%

Omnicare, Inc.                                    62,400      2,520,336
-----------------------------------------------------------------------
Patterson Dental Co.(a)                           12,500        802,000
=======================================================================
                                                              3,322,336
=======================================================================

HEALTH CARE EQUIPMENT-6.22%

Biomet, Inc.                                      29,800      1,085,018
-----------------------------------------------------------------------
ResMed Inc.(a)                                    64,500      2,679,330
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         24,900      1,527,615
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   17,800      1,229,980
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          37,400      2,632,960
=======================================================================
                                                              9,154,903
=======================================================================

HEALTH CARE FACILITIES-1.01%

Health Management Associates, Inc.-Class A        62,200      1,492,800
=======================================================================

HEALTH CARE SERVICES-1.79%

Caremark Rx, Inc.(a)                              62,400      1,580,592
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          15,800      1,049,594
=======================================================================
                                                              2,630,186
=======================================================================

HEALTH CARE SUPPLIES-2.05%

Cooper Cos., Inc. (The)                           23,400      1,102,842
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           46,300      1,915,431
=======================================================================
                                                              3,018,273
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.49%

Electronic Arts Inc.(a)                           15,100        721,478
=======================================================================

INDUSTRIAL MACHINERY-2.98%

Danaher Corp.                                     37,400      3,431,450
-----------------------------------------------------------------------
Eaton Corp.                                        8,800        950,224
=======================================================================
                                                              4,381,674
=======================================================================

INTERNET RETAIL-0.52%

eBay Inc.(a)                                      11,900        768,621
=======================================================================

INTERNET SOFTWARE & SERVICES-0.46%

United Online, Inc.(a)                            40,000        671,600
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.31%

Bear Stearns Cos. Inc. (The)                       9,400        751,530
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Lehman Brothers Holdings Inc.                     34,300   $  2,648,646
=======================================================================
                                                              3,400,176
=======================================================================

IT CONSULTING & OTHER SERVICES-0.93%

CACI International Inc.-Class A(a)                28,100      1,366,222
=======================================================================

LEISURE PRODUCTS-0.82%

Marvel Enterprises, Inc.(a)                       41,500      1,208,065
=======================================================================

MULTI-LINE INSURANCE-0.37%

HCC Insurance Holdings, Inc.                      17,200        546,960
=======================================================================

OFFICE SERVICES & SUPPLIES-0.59%

Moore Wallace Inc. (Canada)(a)                    46,500        870,945
=======================================================================

OIL & GAS DRILLING-3.75%

Nabors Industries, Ltd. (Bermuda)(a)              43,700      1,813,550
-----------------------------------------------------------------------
ENSCO International Inc.                          62,400      1,695,408
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     61,100      2,011,412
=======================================================================
                                                              5,520,370
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.34%

Cooper Cameron Corp.(a)                           28,100      1,309,460
-----------------------------------------------------------------------
National-Oilwell, Inc.(a)                         46,800      1,046,448
-----------------------------------------------------------------------
Smith International, Inc.(a)                      26,400      1,096,128
=======================================================================
                                                              3,452,036
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.52%

Newfield Exploration Co.(a)                       26,500      1,180,310
-----------------------------------------------------------------------
XTO Energy, Inc.                                  37,400      1,058,420
=======================================================================
                                                              2,238,730
=======================================================================

PHARMACEUTICALS-2.02%

Medicis Pharmaceutical Corp.-Class A              31,200      2,224,560
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     11,700        754,650
=======================================================================
                                                              2,979,210
=======================================================================

PUBLISHING-1.83%

Belo Corp.-Class A                                34,200        969,228
-----------------------------------------------------------------------
Getty Images, Inc.(a)                             34,300      1,719,459
=======================================================================
                                                              2,688,687
=======================================================================

REGIONAL BANKS-0.71%

Southwest Bancorp. of Texas, Inc.                 17,200        668,220
-----------------------------------------------------------------------
TCF Financial Corp.                                7,300        374,855
=======================================================================
                                                              1,043,075
=======================================================================

RESTAURANTS-1.45%

Cheesecake Factory Inc. (The)(a)                  12,300        541,569
-----------------------------------------------------------------------
Sonic Corp.(a)                                    20,400        624,648
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Starbucks Corp.(a)                                29,300   $    968,658
=======================================================================
                                                              2,134,875
=======================================================================

SEMICONDUCTORS-4.69%

Marvell Technology Group Ltd. (Bermuda)(a)        18,900        716,877
-----------------------------------------------------------------------
Altera Corp.(a)                                   55,600      1,262,120
-----------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            39,500        722,060
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         20,900        712,481
-----------------------------------------------------------------------
Intersil Corp.-Class A                            29,800        740,530
-----------------------------------------------------------------------
Linear Technology Corp.                           37,200      1,565,004
-----------------------------------------------------------------------
Microchip Technology Inc.                         35,500      1,184,280
=======================================================================
                                                              6,903,352
=======================================================================

SPECIALIZED FINANCE-1.64%

Chicago Mercantile Exchange (The)                 15,100      1,092,636
-----------------------------------------------------------------------
Moody's Corp.                                     21,800      1,319,990
=======================================================================
                                                              2,412,626
=======================================================================

SPECIALTY CHEMICALS-0.73%

Valspar Corp. (The)                               21,800      1,077,356
=======================================================================

SPECIALTY STORES-6.47%

Bed Bath & Beyond Inc.(a)                         46,800      2,028,780
-----------------------------------------------------------------------
CarMax, Inc.(a)                                   24,900        770,157
-----------------------------------------------------------------------
Pep Boys (The) -- Manny, Moe & Jack               12,100        276,727
-----------------------------------------------------------------------
Regis Corp.                                       18,200        719,264
-----------------------------------------------------------------------
Staples, Inc.(a)                                  81,100      2,214,030
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             43,300      1,683,937
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          52,700      1,832,379
=======================================================================
                                                              9,525,274
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

SYSTEMS SOFTWARE-1.02%

Adobe Systems Inc.                                17,800   $    699,540
-----------------------------------------------------------------------
Symantec Corp.(a)                                 23,300        807,345
=======================================================================
                                                              1,506,885
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.94%

CDW Corp.                                         49,400      2,853,344
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.48%

Doral Financial Corp. (Puerto Rico)               19,050        614,934
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                  24,900        947,445
-----------------------------------------------------------------------
Radian Group Inc.                                 12,500        609,375
=======================================================================
                                                              2,171,754
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-2.12%

Fastenal Co.                                      62,400      3,116,256
=======================================================================

TRUCKING-0.34%

Sirva Inc.(a)                                     25,400        496,316
=======================================================================
Total Common Stocks (Cost $110,763,680)                     142,540,751
=======================================================================

MONEY MARKET FUNDS-3.15%

Liquid Assets Portfolio(b)                     2,318,243      2,318,243
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,318,243      2,318,243
-----------------------------------------------------------------------
Total Money Market Funds (Cost $4,636,486)                    4,636,486
=======================================================================
TOTAL INVESTMENTS-100.00% (Cost $115,400,166)               147,177,237
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.00%                               6,830
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $147,184,067
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $110,763,680)                                  $142,540,751
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,636,486)                                 4,636,486
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,436,328
-------------------------------------------------------------
  Fund shares sold                                    125,929
-------------------------------------------------------------
  Dividends                                            33,400
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,875
=============================================================
    Total assets                                  148,802,769
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,409,158
-------------------------------------------------------------
  Fund shares reacquired                               74,932
-------------------------------------------------------------
  Deferred compensation and retirement plans           31,531
-------------------------------------------------------------
Accrued administrative services fees                   84,270
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,608
-------------------------------------------------------------
Accrued transfer agent fees                               783
-------------------------------------------------------------
Accrued operating expenses                             16,420
=============================================================
    Total liabilities                               1,618,702
=============================================================
Net assets applicable to shares outstanding      $147,184,067
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $183,323,118
-------------------------------------------------------------
Undistributed net investment income (loss)            (30,701)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (67,885,421)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       31,777,071
=============================================================
                                                 $147,184,067
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $144,341,130
_____________________________________________________________
=============================================================
Series II                                        $  2,842,937
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,633,841
_____________________________________________________________
=============================================================
Series II                                             269,588
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,140)                                        $   312,127
------------------------------------------------------------
Dividends from affiliated money market funds          67,956
============================================================
    Total investment income                          380,083
============================================================

EXPENSES:

Advisory fees                                        954,349
------------------------------------------------------------
Administrative services fees                         333,247
------------------------------------------------------------
Custodian fees                                        34,270
------------------------------------------------------------
Distribution fees -- Series II                         3,175
------------------------------------------------------------
Transfer agent fees                                    9,607
------------------------------------------------------------
Trustees' fees                                        10,151
------------------------------------------------------------
Other                                                 32,196
============================================================
    Total expenses                                 1,376,995
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,273)
------------------------------------------------------------
    Net expenses                                   1,375,722
============================================================
Net investment income (loss)                        (995,639)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       1,240,818
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           29,212,917
------------------------------------------------------------
Net gain from investment securities               30,453,735
============================================================
Net increase in net assets resulting from
  operations                                     $29,458,096
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (995,639)   $ (1,025,477)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,240,818     (24,744,006)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       29,212,917      (5,730,299)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 29,458,096     (31,499,782)
==========================================================================================
Share transactions-net:
  Series I                                                      11,603,390      13,097,095
------------------------------------------------------------------------------------------
  Series II                                                      2,075,980         560,534
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               13,679,370      13,657,629
==========================================================================================
    Net increase (decrease) in net assets                       43,137,466     (17,842,153)
==========================================================================================

NET ASSETS:

  Beginning of year                                            104,046,601     121,888,754
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(30,701) and $(26,873) for 2003 and 2002,
    respectively)                                             $147,184,067    $104,046,601
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                        AIM V.I. AGGRESSIVE GROWTH FUND
will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive fees of Series I and Series II shares to the extent necessary to limit the expenses and /or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,245.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $333,247, of which AIM retained $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $10,250 for services provided by AIM.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $3,175.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

  The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                           UNREALIZED
                            MARKET VALUE    PURCHASES    PROCEEDS FROM    APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
FUND                         12/31/2002      AT COST         SALES       (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $2,333,208    $28,885,133   $(28,900,098)        $--          $2,318,243    $33,561        $--
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio          2,333,208     28,885,133    (28,900,098)         --           2,318,243     34,395         --
================================================================================================================================
                             $4,666,416    $57,770,266   $(57,800,196)        $--          $4,636,486    $67,956        $--
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $27 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $28.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have

                        AIM V.I. AGGRESSIVE GROWTH FUND
certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,793 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation-investments              $ 30,362,380
-------------------------------------------------------------
Temporary book/tax differences                        (30,701)
-------------------------------------------------------------
Capital loss carryforward                         (66,470,730)
-------------------------------------------------------------
Shares of beneficial interest                     183,323,118
=============================================================
Total net assets                                 $147,184,067
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   354,222
-----------------------------------------------------------
December 31, 2007                                   44,406
-----------------------------------------------------------
December 31, 2008                                1,780,366
-----------------------------------------------------------
December 31, 2009                               35,123,543
-----------------------------------------------------------
December 31, 2010                               29,039,053
-----------------------------------------------------------
December 31, 2011                                  129,140
===========================================================
Total capital loss carryforward                $66,470,730
___________________________________________________________
===========================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $115,260,716 and $102,570,651, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2003 is as follows:

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $32,114,001
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (1,751,621)
============================================================
Net unrealized appreciation of investment
  securities                                     $30,362,380
____________________________________________________________
============================================================
Cost of investments for tax purposes is $116,814,857

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2003, undistributed net investment income was increased by $991,811, undistributed net realized gains decreased by $1 and shares of beneficial interest decreased by $991,810. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------
                                  2003                          2002
                       --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold:
  Series I              4,612,939    $ 41,545,198     3,797,152    $ 36,852,751
-------------------------------------------------------------------------------
  Series II*              322,541       3,093,273     4,341,864      39,301,001
===============================================================================
Reacquired:
  Series I             (3,370,121)    (29,941,808)   (2,678,493)    (23,755,656)
-------------------------------------------------------------------------------
  Series II*             (105,190)     (1,017,293)   (4,289,627)    (38,740,467)
===============================================================================
                        1,460,169    $ 13,679,370     1,170,896    $ 13,657,629
_______________________________________________________________________________
===============================================================================

 * Series II shares commenced sales on March 26, 2002.


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                                    --------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   8.36       $  10.81       $  14.62       $  14.25       $  9.85
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.08)(a)      (0.08)         (0.10)(a)      (0.10)(a)     (0.04)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     2.31          (2.37)         (3.71)          0.47          4.44
========================================================================================================================
    Total from investment operations                    2.23          (2.45)         (3.81)          0.37          4.40
========================================================================================================================
Less distributions from net investment income             --             --             --             --            --
========================================================================================================================
Net asset value, end of period                      $  10.59       $   8.36       $  10.81       $  14.62       $ 14.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                        26.67%        (22.66)%       (26.06)%         2.60%        44.67%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $144,341       $103,611       $121,889       $103,181       $17,326
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 1.15%(c)       1.16%          1.21%          1.16(d)       1.19%(d)
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.83)%(c)     (0.87)%        (0.88)%        (0.59)%       (0.41)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                   90%            85%            90%            65%           89%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $118,023,574.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.26% and 2.42% for the years ended December 31, 2000 and 1999, respectively.

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                             SERIES II
                                               -------------------------------------
                                                                     MARCH 26, 2002
                                                                       (DATE SALES
                                                 YEAR ENDED           COMMENCED) TO
                                                DECEMBER 31,          DECEMBER 31,
                                                    2003                  2002
------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 8.35                $ 10.70
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.10)(a)              (0.10)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         2.30                  (2.25)
====================================================================================
    Total from investment operations                 2.20                  (2.35)
====================================================================================
Net asset value, end of period                     $10.55                $  8.35
____________________________________________________________________________________
====================================================================================
Total return(b)                                     26.35%                (21.96)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $2,843                $   436
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets              1.40%(c)               1.32%(d)(e)
====================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.08)%(c)             (1.03)%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(f)                             90%                    85%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,270,040.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                        AIM V.I. AGGRESSIVE GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                        AIM V.I. AGGRESSIVE GROWTH FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER         PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                              SINCE              DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                               Inc. (financial services holding company); and
  President                                           Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman,
                                                      A I M Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), AIM Investment
                                                      Services, Inc., (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                          A I M Management Group Inc. (financial services
  President                                           holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; Chief
                                                      Executive Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive Officer
                                                      of NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                      Formerly: Partner, law firm of Baker & McKenzie    company)
----------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993               Chairman, Crockett Technology Associates           ACE Limited (insurance
  Trustee                                             (technology consulting company)                    company); and Captaris,
                                                                                                         Inc. (unified messaging
                                                                                                         provider)
----------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                             business corporations, including the Boss Group    (Chairman) (registered
                                                      Ltd. (private investment and management) and       investment company);
                                                      Magellan Insurance Company                         Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                      Formerly: Director, President and Chief            (insurance company)
                                                      Executive Officer, Volvo Group North America,
                                                      Inc.; Senior Vice President, AB Volvo; and
                                                      director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998               Retired                                            None
  Trustee
                                                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                                      President and Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.; and
                                                      President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First Century      Administaff, Discovery
  Trustee                                             Group, Inc. (government affairs company) and       Global Education Fund
                                                      Texana Timber LP (sustainable forestry company)    (non-profit)
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. AGGRESSIVE GROWTH FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                        (registered investment
                                                                                                         company)
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                             USA
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1993               Partner, law firm of Pennock & Cooper              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                            None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1993               Executive Vice President, Development and          None
  Trustee                                             Operations Hines Interests Limited Partnership
                                                      (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                           General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                 (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                      and Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           1993               Managing Director and Director of Money Market     N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                        Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                      A I M Capital Management, Inc; Director and
                                                      President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          AIM V.I. BALANCED FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                         AIM V.I. BALANCED FUND seeks to achieve
                                             as high a total return as possible,
                                        consistent with preservation of capital.




YOUR GOALS. OUR SOLUTIONS                    [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                  AIM V.I. BALANCED FUND


AFTER TRAILING BENCHMARK INDEXES,                                                         and industrial sectors, which typically
FUND ADJUSTS INVESTMENT STRATEGY                                                          benefit from a rising economy.

AIM V.I. Balanced Fund finished the year     stock market performance, recorded gains        The top positive contributor to fund
ended December 31, 2003, with total          for the fiscal year. The best performing     performance was Cisco Systems, a global
returns of 16.36% for Series I shares        sectors were those most likely to            leader in data networking hardware. It
and 16.15% for Series II shares. These       benefit from a rising economy:               benefited from stabilizing revenue
results trailed the 19.94% return of the     information technology, materials and        trends and improving economic
Lipper Balanced Fund Index, which            consumer discretionary. The sectors that     fundamentals that appear likely to lead
represents the fund's peer group, and        are more economically defensive, such as     to increased technology spending.
also the broad U.S. stock market as          telecommunication services, consumer         Another top contributor was United
reflected in the S&P 500<168> Index          staples and health care, were the            Technologies, which benefited from the
which returned 28.67% for the same           weakest performers.                          strength of a diversified portfolio of
period. It is to be expected that the                                                     companies that generated favorable
fund would underperform an equity index         For the first half of the year, the       earnings growth despite the recent
such as the S&P 500 because of the           Federal Reserve (the Fed) kept the           weakness in the broader economy.
fund's allocation to fixed income            short-term federal funds rate at 1.25%.
securities, which generated more modest,     On June 25, 2003, it reduced that rate          Food retailer Kraft detracted from
single digit returns during the period.      to 1.00%, where it remained for the rest     results as both company-specific issues
                                             of the year.                                 and a more difficult operating
   To more closely approximate the                                                        environment led investors to reduce
fund's allocation to stocks and bonds,          The U.S. investment-grade fixed-rate      their expectations for double-digit
we use a custom index of 60% Russell         securities market, as measured by the        earnings growth.
3000--Registered Trademark-- Index and       Lehman U.S. Aggregate Bond Index,
40% Lehman U.S. Aggregate Bond Index.        returned 4.10% for the 12- month period.        Among fixed-income holdings, the
This custom index returned 19.80% for        Here also, the more economically             largest positive contribution came from
the fiscal year.                             sensitive sectors performed best. Within     corporate debt, which has historically
                                             that index, U.S. corporate instruments       benefited from improving economic
MARKET CONDITIONS                            averaged the highest results with an         conditions.
                                             8.24% return, followed by fixed-rate
The nation's gross domestic product,         mortgage-backed securities at 3.07%,            In December of 2003, several changes
generally considered the broadest            U.S. agency investments at 2.59% and         were made to the fund's portfolio
measure of economic activity, expanded       U.S. Treasuries of various maturities at     management team, with the Basic Value
at an annualized rate of 1.4% in the         an average of 2.24%.                         Team now managing the fund's equity
first quarter of 2003, 3.1% in the                                                        holdings. While we continued to manage
second quarter, 8.2% in the third            YOUR FUND                                    the fund with the objective of
quarter, and 4.0% in the fourth quarter.                                                  maximizing total return, your new team
                                             In the fund's equity portfolio, the          will use a value-oriented strategy that
   All sectors of the S&P 500, which is      largest positive contributions to the        puts a greater emphasis on the
frequently cited as a general measure of     fiscal year's results came from the          preservation of capital. We encourage
U.S.                                         information technology, financial            you to visit the AIM Web site,
                                                                                          AIMinvestments.com, to learn more about
                                                                                          the team.

==================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 FIXED INCOME ISSUERS* as of 12/31/03  TOP 10 INDUSTRIES* as of 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                  1. U.S. Treasury Notes                8.0%    1. U.S. Government Agency
    (Bermuda)                     2.4%       2. Federal National                              Securities                     15.0%
 2. Citigroup Inc.                2.2           Mortgage Association (FNMA)        6.6     2. U.S. Treasury Securities        9.9
 3. Computer Associates                      3. Federal Home Loan                          3. Other Diversified Financial
    International, Inc.           2.0           Mortgage Corp. (FHLMC)             6.2        Services                        4.9
 4. Waste Management, Inc.        2.0        4. Government National                        4. Industrial Conglomerates        3.5
 5. Fannie Mae                    2.0           Mortgage Association (GNMA)        2.1     5. Investment Banking & Brokerage  3.3
 6. Omnicom Group Inc.            1.9        5. U.S. Treasury Bonds                1.9     6. Thrifts & Mortgage Finance      3.1
 7. J.P. Morgan Chase & Co.       1.9        6. Sprint Capital Corp.               0.8     7. Health Care Distributors        2.8
 8. Cendant Corp.                 1.8        7. Citicorp Lease                     0.5     8. Pharmaceuticals                 2.7
 9. First Data Corp.              1.7        8. Time Warner Cos. Inc.              0.5     9. Oil & Gas Equipment & Services  2.7
10. Bank One Corp.                1.7        9. General Motors Acceptance Corp.    0.4    10. Diversified Banks               2.5
                                            10. Tritel PCS Inc.                    0.4    TOTAL NUMBER OF HOLDINGS*           261
                                                                                          TOTAL NET ASSETS         $101.8 million

*Based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

   Our goal is to grow your capital by       RESULTS OF A $10,000 INVESTMENT                                  AIM V.I. BALANCED FUND
investing primarily in U.S. companies        5/1/98-12/31/03
that are significantly undervalued on an     Index data from 4/30/98
absolute basis. The basic value
discipline is based on the philosophy                     60% Russell 3000/
that business value is separate from,                      40% Lehman U.S.     Lipper Balanced   AIM V.I. Balanced
but eventually determines, market value.                 Aggregate Bond Index     Fund Index    Fund-Series I Shares  S&P 500 Index
Major points of this philosophy are that       5/1/1998        10000                10000             10000              10000
businesses have an intrinsic value that      12/31/1998        10847                10591             11303              11172
is independent of the market, stock           6/30/1999        11516                11244             11942              12554
prices are more volatile than business       12/31/1999        12139                11541             13484              13522
values, investors regularly overreact to      6/30/2000        12411                11742             13732              13464
negative news, and a long-term               12/31/2000        12149                11817             12916              12291
investment horizon is required.               6/30/2001        11898                11619             12025              11469
                                             12/31/2001        11735                11435             11440              10832
IN CLOSING                                    6/30/2002        11036                10743             10164               9407
                                             12/31/2002        10625                10213              9485               8439
As of December 31, 2003, we had largely       6/30/2003        11604                11118             10190               9430
completed the changes required to adopt      12/31/2003        12728                12248             11038              10858
this more conservative philosophy.
Changes were made in the fund's equity                                                                       Source: Lipper, Inc.
holdings, but we made no adjustments to
the fixed-income holdings, which remain
a well-diversified portfolio of              Past performance cannot guarantee comparable future results.
investment-grade securities. Most
importantly, we continued the ongoing        In evaluating this chart, please note that the chart uses a logarithmic scale along
effort to maximize the total return of       the vertical axis (the value scale). This means that each scale increment always
your investment.                             represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000.
AVERAGE ANNUAL TOTAL RETURNS                 In a linear chart, the latter scale increment would be twice as large. The benefit of
----------------------------------------     using a logarithmic scale is that it better illustrates performance during the fund's
As of 12/31/03                               early years before reinvested distributions and compounding create the potential for
SERIES I SHARES                              the original investment to grow to very large numbers. Had the chart used a linear
  Inception (5/1/98)              1.76%      scale along its vertical axis, you would not be able to see as clearly the movements
  5 Years                        -0.47       in the value of the fund and the indexes during the fund's early years. We use a
  1 Year                         16.36       logarithmic scale in financial reports of funds that have more than five years of performance history.
SERIES II SHARES*
  Inception                       1.52%      annuity contracts and variable life          Index, which represents the U.S.
  5 Years                        -0.71       insurance policies, and through certain      investment-grade fixed-rate bond market
  1 Year                         16.15       pension or retirement plans. Performance     (including government and corporate
                                             figures given represent the fund and are     securities, mortgage passthrough
                                             not intended to reflect actual variable      securities and asset-backed securities),
                                             product values. They do not reflect          is compiled by Lehman Brothers, a
*Series II shares were first offered         sales charges, expenses and fees at the      well-known global investment bank.
1/24/02. Returns prior to that date are      separate account level. Sales charges,
hypothetical results based on the            expenses and fees, which are determined         A direct investment cannot be made in
performance of Series I shares               by the product issuers, will vary and        an index. Unless otherwise indicated,
(inception date 5/1/98), adjusted to         will lower the total return.                 index results include reinvested
reflect Series II 12b-1 fees. The Series                                                  dividends, and they do not reflect sales
I and Series II shares invest in the         PRINCIPAL RISKS OF INVESTING IN THE FUND     charges. Performance of an index of
same portfolio of securities and will                                                     funds reflects fund expenses;
have substantially similar performance,      International investing presents certain     performance of a market index does not.
except to the extent that expenses borne     risks not associated with investing
by each class differ.                        solely in the United States. These              Industry classifications used in this
                                             include risks relating to fluctuations       report are generally according to the
   Current performance may be lower or       in the value of the U.S. dollar relative     Global Industry Classification Standard,
higher than the performance data quoted.     to the values of other currencies, the       which was developed by and is the
Past performance cannot guarantee            custody arrangements made for the fund's     exclusive property and a service mark of
comparable future results. Due to            foreign holdings, differences in             Morgan Stanley Capital International
significant market volatility, results       accounting, political risks and the          Inc. and Standard & Poor's.
of an investment made today may differ       lesser degree of public information
substantially from the historical            required to be provided by non-U.S.          A description of the policies and
performance shown. Please see your           companies.                                   procedures that the Fund uses to
financial advisor for more current                                                        determine how to vote proxies relating
performance. Fund performance figures        ABOUT INDEXES USED IN THIS REPORT            to portfolio securities is available
are historical, and they reflect fund                                                     without charge, upon request, by calling
expenses, the reinvestment of                The unmanaged Lipper Balanced Fund Index     800-959-4246, or on the AIM Web site,
distributions and changes in net asset       represents an average of the 30 largest      AIMinvestments.com.
value. The fund's investment return and      balanced funds tracked by Lipper, Inc.,
principal value will fluctuate, so an        an independent mutual fund performance       ========================================
investor's shares, when redeemed, may be     monitor. It is calculated daily, with                PORTFOLIO MANAGEMENT TEAM
worth more or less than their original       adjustments for distributions as of the                   AS OF 12/31/03
cost.                                        ex-dividend dates.                                 BRET W. STANLEY, LEAD MANAGER
                                                                                                      R. CANON COLEMAN
   AIM Variable Insurance Funds are             The unmanaged Standard & Poor's                        JAN H. FRIEDLI
offered through insurance company            Composite Index of 500 Stocks (the S&P                    SCOT W. JOHNSON
separate accounts to fund variable           500) is an index of common stocks                     MATTHEW W. SEINSHEIMER
                                             frequently used as a general measure of                  MICHAEL J. SIMON
                                             U.S. stock market performance.                      ASSISTED BY THE BASIC VALUE
                                                                                                 AND INVESTMENT GRADE TEAMS
                                                The fund uses a custom index composed     ========================================
                                             of 60% Russell 3000 Index and 40% Lehman
                                             U.S. Aggregate Bond Index. The unmanaged
                                             Russell 3000 Index is an index of common
                                             stocks that measures performance of the
                                             largest 3,000 U.S. companies based on
                                             market capitalization. The unmanaged
                                             Lehman U.S. Aggregate Bond

                                                                                                                         VIBAL-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-62.48%

ADVERTISING-1.92%

Omnicom Group Inc.                                 22,400   $  1,956,192
========================================================================

AEROSPACE & DEFENSE-2.11%

Honeywell International Inc.                       37,800      1,263,654
------------------------------------------------------------------------
United Technologies Corp.                           9,300        881,361
========================================================================
                                                               2,145,015
========================================================================

ALUMINUM-0.43%

Alcoa Inc.                                         11,500        437,000
========================================================================

APPAREL RETAIL-1.25%

Gap, Inc. (The)                                    55,000      1,276,550
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.40%

Bank of New York Co., Inc. (The)                   43,000      1,424,160
========================================================================

BUILDING PRODUCTS-2.06%

American Standard Cos. Inc.(a)                     10,200      1,027,140
------------------------------------------------------------------------
Masco Corp.                                        39,000      1,068,990
========================================================================
                                                               2,096,130
========================================================================

COMMUNICATIONS EQUIPMENT-1.62%

Cisco Systems, Inc.(a)                             39,600        961,884
------------------------------------------------------------------------
Motorola, Inc.                                     48,600        683,802
========================================================================
                                                               1,645,686
========================================================================

CONSUMER ELECTRONICS-2.37%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                    39,000      1,134,510
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             37,000      1,282,790
========================================================================
                                                               2,417,300
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.33%

DST Systems, Inc.(a)                               14,500        605,520
------------------------------------------------------------------------
First Data Corp.                                   43,000      1,766,870
========================================================================
                                                               2,372,390
========================================================================

DEPARTMENT STORES-0.97%

May Department Stores Co. (The)                    34,000        988,380
========================================================================

DIVERSIFIED BANKS-1.70%

Bank One Corp.                                     38,000      1,732,420
========================================================================

DIVERSIFIED CAPITAL MARKETS-1.88%

J.P. Morgan Chase & Co.                            52,000      1,909,960
========================================================================

DIVERSIFIED CHEMICALS-0.39%

Dow Chemical Co. (The)                              9,500        394,915
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-1.84%

Cendant Corp.(a)                                   84,000   $  1,870,680
========================================================================

ENVIRONMENTAL SERVICES-2.01%

Waste Management, Inc.                             69,000      2,042,400
========================================================================

FOOD RETAIL-2.41%

Kroger Co. (The)(a)                                78,000      1,443,780
------------------------------------------------------------------------
Safeway Inc.(a)                                    46,000      1,007,860
========================================================================
                                                               2,451,640
========================================================================

GENERAL MERCHANDISE STORES-1.40%

Target Corp.                                       37,000      1,420,800
========================================================================

HEALTH CARE DISTRIBUTORS-2.79%

Cardinal Health, Inc.                              24,800      1,516,768
------------------------------------------------------------------------
McKesson Corp.                                     41,000      1,318,560
========================================================================
                                                               2,835,328
========================================================================

HEALTH CARE EQUIPMENT-0.99%

Baxter International Inc.                          33,000      1,007,160
========================================================================

HEALTH CARE FACILITIES-1.43%

HCA Inc.                                           34,000      1,460,640
========================================================================

HEALTH CARE SERVICES-0.49%

IMS Health Inc.                                    20,000        497,200
========================================================================

INDUSTRIAL CONGLOMERATES-3.47%

General Electric Co.                               35,200      1,090,496
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  92,000      2,438,000
========================================================================
                                                               3,528,496
========================================================================

INDUSTRIAL MACHINERY-1.43%

Illinois Tool Works Inc.                           17,400      1,460,034
========================================================================

INVESTMENT BANKING & BROKERAGE-2.90%

Merrill Lynch & Co., Inc.                          23,700      1,390,005
------------------------------------------------------------------------
Morgan Stanley                                     27,000      1,562,490
========================================================================
                                                               2,952,495
========================================================================

MANAGED HEALTH CARE-1.25%

Anthem, Inc.(a)                                    17,000      1,275,000
========================================================================

MOVIES & ENTERTAINMENT-1.60%

Walt Disney Co. (The)                              70,000      1,633,100
========================================================================

MULTI-LINE INSURANCE-0.84%

Hartford Financial Services Group, Inc. (The)      14,500        855,935
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-0.99%

Transocean Inc. (Cayman Islands)(a)                42,000   $  1,008,420
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.70%

Cooper Cameron Corp.(a)                            15,000        699,000
------------------------------------------------------------------------
Halliburton Co.                                    41,000      1,066,000
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    18,000        984,960
========================================================================
                                                               2,749,960
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.19%

Citigroup Inc.                                     46,000      2,232,840
========================================================================

PACKAGED FOODS & MEATS-1.11%

Kraft Foods Inc.-Class A                           35,000      1,127,700
========================================================================

PHARMACEUTICALS-2.74%

Aventis S.A. (France)                              23,000      1,516,021
------------------------------------------------------------------------
Wyeth                                              30,100      1,277,745
========================================================================
                                                               2,793,766
========================================================================

PROPERTY & CASUALTY INSURANCE-1.59%

ACE Ltd. (Cayman Islands)                          39,000      1,615,380
========================================================================

SEMICONDUCTOR EQUIPMENT-0.79%

Applied Materials, Inc.(a)                         36,000        808,200
========================================================================

SYSTEMS SOFTWARE-2.04%

Computer Associates International, Inc.            76,000      2,077,840
========================================================================

THRIFTS & MORTGAGE FINANCE-3.05%

Fannie Mae                                         26,700      2,004,102
------------------------------------------------------------------------
MGIC Investment Corp.                              19,300      1,098,942
========================================================================
                                                               3,103,044
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $59,244,743)                            63,604,156
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-12.56%

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   25,000         28,639
========================================================================

ALTERNATIVE CARRIERS-0.08%

INTELSAT (Bermuda), Notes, 6.50%, 11/01/13
  (Acquired 10/31/03; Cost $76,406)(b)(c)          75,000         78,457
========================================================================

AUTOMOBILE MANUFACTURERS-0.04%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          40,000         40,576
========================================================================

BROADCASTING & CABLE TV-1.22%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                        175,000        195,240
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08           $   75,000   $     87,678
------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07               170,000        174,933
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06          50,000         58,750
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        114,260
------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                  50,000         53,982
------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  65,000         80,135
------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb, 6.88%, 06/15/18            200,000        218,148
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.25%, 10/15/17            45,000         51,307
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24            40,000         45,092
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        162,388
========================================================================
                                                               1,241,913
========================================================================

CONSUMER FINANCE-0.92%

Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05                75,000         81,112
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 05/01/06               200,000        215,546
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes, 6.88%, 02/01/06            200,000        213,308
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05            150,000        158,464
------------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                 25,000         24,750
------------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                   150,000        164,080
------------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               20,000         20,397
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         50,000         54,139
========================================================================
                                                                 931,796
========================================================================

DIVERSIFIED BANKS-0.84%

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)          25,000         26,767
------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               40,000         52,199
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $61,532)(b)(c)(e)                                50,000         60,843
------------------------------------------------------------------------
Barnett Capital I, Gtd. Notes, 8.06%,
  12/01/26                                         50,000         57,465
------------------------------------------------------------------------
Barnett Capital II, Gtd. Notes, 7.95%,
  12/01/26                                         30,000         33,349
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(b)(c)                                   50,000         60,124
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   110,000        108,857
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%
  (Acquired 11/05/03; Cost $23,313)(b)(c)(e)       25,000         23,529
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.50%(e)(f)                                  $  130,000   $    110,226
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        127,115
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(e)               25,000         23,798
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 160,000        174,469
========================================================================
                                                                 858,741
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.19%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                 160,000        197,014
========================================================================

ELECTRIC UTILITIES-0.71%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             15,000         16,436
------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    35,000         34,374
------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $35,298)(b)                                      35,000         36,234
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  25,000         25,688
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         45,000         49,537
------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $76,673)(b)(c)                                   75,000         78,432
------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Floating Rate Euro Notes, 1.25%(e)(f)      170,000        152,780
------------------------------------------------------------------------
  Series B, Gtd. Medium Term Notes, 8.62%,
  12/15/11                                         50,000         63,005
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 145,000        144,949
------------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $34,908)(b)             35,000         33,404
------------------------------------------------------------------------
United Energy Distribution Holdings
  Proprietary Ltd. (Australia), Sr. Unsec.
  Unsub. Notes, 4.70%, 04/15/11 (Acquired
  11/12/03; Cost $39,960)(b)(c)                    40,000         40,400
------------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                         50,000         48,915
========================================================================
                                                                 724,154
========================================================================

ENVIRONMENTAL SERVICES-0.10%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                           90,000        103,916
========================================================================

FOOD RETAIL-0.10%

Fred Meyer, Inc., Sr. Unsec. Gtd. Notes,
  7.38%, 03/01/05                                  25,000         26,668
------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05               75,000         74,994
========================================================================
                                                                 101,662
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GAS UTILITIES-0.09%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                        $   50,000   $     53,754
------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         40,000         38,816
========================================================================
                                                                  92,570
========================================================================

HEALTH CARE FACILITIES-0.05%

HCA Inc., Notes, 6.25%, 02/15/13                   50,000         51,492
========================================================================

HOMEBUILDING-0.06%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10               50,000         57,125
========================================================================

HYPERMARKETS & SUPER CENTERS-0.09%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         80,000         86,727
========================================================================

INDUSTRIAL CONGLOMERATES-0.04%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(b)(c)                                   40,000         44,605
========================================================================

INTEGRATED OIL & GAS-0.08%

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  35,000         37,765
------------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                         50,000         47,016
========================================================================
                                                                  84,781
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.98%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05          15,000         16,521
------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           20,000         23,650
------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                           55,000         59,785
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    50,000         66,093
------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.36%, 04/15/06(g)        200,000        216,656
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     80,000         87,262
------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    20,000         22,472
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 6.00%,
    01/15/07                                      110,000        117,182
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06                                        265,000        284,194
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        125,000        132,841
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, Unsec. Gtd.
  Global Notes, 7.90%, 03/15/05                   170,000        181,264
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 8.75%, 03/15/32        50,000         59,257
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        238,938
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                              $  250,000   $    277,812
------------------------------------------------------------------------
  8.00%, 06/01/11                                  40,000         46,900
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30             25,000         29,250
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000        157,869
========================================================================
                                                               2,017,946
========================================================================

INVESTMENT BANKING & BROKERAGE-0.39%

Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                   125,000        127,924
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000        111,601
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          100,000        111,934
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      45,000         46,353
========================================================================
                                                                 397,812
========================================================================

LIFE & HEALTH INSURANCE-0.28%

John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $99,945)(b)(c)                                  100,000        106,255
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        145,000        157,685
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  20,000         22,433
========================================================================
                                                                 286,373
========================================================================

MULTI-LINE INSURANCE-0.07%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $74,900)(b)(c)                                   75,000         74,830
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.02%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                  20,000         20,086
========================================================================

MUNICIPALITIES-0.29%

Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33(h)              325,000        298,828
========================================================================

OIL & GAS DRILLING-0.06%

Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              50,000         60,064
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.24%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired
  12/04/02-02/04/03; Cost $179,450)(b)(c)         243,893        243,381
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.10%

Petroleos Mexicanos (Mexico), Unsec. Gtd.
  Unsub. Global Notes, 6.50%, 02/01/05         $   60,000   $     62,850
------------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $34,907)(b)(c)                    35,000         35,265
========================================================================
                                                                  98,115
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.08%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           125,000        145,128
------------------------------------------------------------------------
CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04               100,000        104,368
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05                75,000         79,935
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         45,000         48,859
------------------------------------------------------------------------
Citigroup Inc., Global Bonds, 6.00%, 10/31/33     175,000        175,263
------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $41,704)(b)(c)                                   35,000         39,876
------------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $52,425)(b)(c)                                   50,000         50,929
------------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                100,000        121,210
------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         50,000         49,677
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 2.85%,
  01/30/06                                         20,000         20,257
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 5.88%,
  02/15/12                                         45,000         48,471
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 6.00%,
  06/15/12                                         30,000         32,477
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    70,000         71,957
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               50,000         51,884
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     300,000        321,384
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                    75,000         81,448
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                 100,000        120,909
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        130,000        150,881
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14       250,000        263,803
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          125,000        136,059
========================================================================
                                                               2,114,775
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-0.12%

News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25        $   60,000   $     69,931
------------------------------------------------------------------------
  Unsec. Deb., 7.75%, 01/20/24                     45,000         52,638
========================================================================
                                                                 122,569
========================================================================

REAL ESTATE-0.08%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         75,000         84,207
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.17%

Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          175,000        174,790
========================================================================

REGIONAL BANKS-0.46%

Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   125,000        124,680
------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 300,000        302,757
------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       40,000         39,779
========================================================================
                                                                 467,216
========================================================================

REINSURANCE-0.09%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                           75,000         86,201
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         40,000         43,873
========================================================================

SOVEREIGN DEBT-0.43%

Japan Bank for International Coop. (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         125,000        134,645
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     30,000         35,026
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           50,000         54,777
------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                  50,000         50,813
------------------------------------------------------------------------
  6.63%, 03/03/15                                  50,000         51,938
------------------------------------------------------------------------
  7.50%, 04/08/33                                 110,000        114,813
========================================================================
                                                                 442,012
========================================================================

THRIFTS & MORTGAGE FINANCE-0.09%

Countrywide Home Loans, Inc.,
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                  10,000         10,696
------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                         75,000         76,879
========================================================================
                                                                  87,575
========================================================================

TOBACCO-0.05%

Altria Group, Inc., Notes, 7.00%, 11/04/13         30,000         32,029
------------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                         15,000         15,743
========================================================================
                                                                  47,772
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                              $  100,000   $    112,867
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.77%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  300,000        356,130
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         350,000        421,883
========================================================================
                                                                 778,013
========================================================================
    Total Bonds & Notes (Cost $12,603,942)                    12,783,473
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-14.99%

FEDERAL HOME LOAN BANK-0.03%

Unsec. Bonds,
  4.88%, 04/16/04                                  30,000         30,330
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.20%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32                     269,452        285,297
------------------------------------------------------------------------
  6.00%, 05/01/17 to 05/01/32                     234,448        243,470
------------------------------------------------------------------------
  5.50%, 10/01/18                                 374,513        388,661
------------------------------------------------------------------------
  5.00%, 12/01/18                                 399,961        408,071
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31                     129,816        139,447
------------------------------------------------------------------------
  6.50%, 01/01/31 to 08/01/32                     371,382        389,128
------------------------------------------------------------------------
Unsec. Disc. Notes,
  1.15%, 01/02/04(i)                            4,374,000      4,373,909
------------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                  90,000         88,156
========================================================================
                                                               6,316,139
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.63%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 05/01/32                     862,337        904,292
------------------------------------------------------------------------
  7.50%, 11/01/15                                  14,069         15,070
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                     260,478        276,595
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/33                   1,310,945      1,360,087
------------------------------------------------------------------------
  5.00%, 10/01/17 to 04/01/18                     552,377        564,261
------------------------------------------------------------------------
  5.50%, 06/01/18 to 12/01/33                   2,425,538      2,479,748
------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                      80,197         87,402
------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 175,000        175,205
------------------------------------------------------------------------
  4.38%, 09/15/12                                  40,000         39,532
------------------------------------------------------------------------
  6.20%, 06/13/17                                 200,000        208,256
------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 450,000        481,365
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Unsec. Sub. Notes,
  5.25%, 08/01/12                              $  150,000   $    153,957
========================================================================
                                                               6,745,770
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.13%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                     142,502        153,196
------------------------------------------------------------------------
  8.50%, 11/15/24                                 157,419        173,522
------------------------------------------------------------------------
  8.00%, 08/15/25                                  36,743         40,178
------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33                     413,771        436,489
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33                     851,136        885,759
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33                     260,028        277,198
------------------------------------------------------------------------
  5.50%, 12/15/33                                 200,000        203,600
========================================================================
                                                               2,169,942
========================================================================
    Total U.S. Government Agency Securities
      (Cost $15,167,921)                                      15,262,181
========================================================================

U.S. TREASURY SECURITIES-9.89%

U.S. TREASURY NOTES-7.97%

2.13%, 10/31/04                                 2,600,000      2,620,930
------------------------------------------------------------------------
1.50%, 02/28/05                                 1,765,000      1,769,413
------------------------------------------------------------------------
6.75%, 05/15/05                                   500,000        536,095
------------------------------------------------------------------------
6.50%, 10/15/06                                   935,000      1,041,945
------------------------------------------------------------------------
3.50%, 11/15/06                                   800,000        827,248
------------------------------------------------------------------------
3.13%, 10/15/08                                 1,000,000        998,750
------------------------------------------------------------------------
5.00%, 02/15/11 to 08/15/11                       300,000        321,671
========================================================================
                                                               8,116,052
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BONDS-1.92%

7.25%, 05/15/16                                $  470,000   $    586,692
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,075,000      1,369,453
========================================================================
                                                               1,956,145
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,909,421)                                             10,072,197
========================================================================

ASSET-BACKED SECURITIES-0.66%

ELECTRIC UTILITIES-0.03%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13                25,000         24,911
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.63%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $311,760)(b)(c)         292,506        313,520
------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $198,931)(b)(c)         200,000        235,132
------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                  50,000         53,583
------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)-Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 11/12/03; Cost $42,720)(b)(c)          40,000         42,413
========================================================================
                                                                 644,648
========================================================================
    Total Asset-Backed Securities (Cost
      $622,381)                                                  669,559
========================================================================
TOTAL INVESTMENTS-100.58% (Cost $97,548,408)                 102,391,566
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.58%)                           (593,483)
========================================================================
NET ASSETS-100.00%                                          $101,798,083
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,624,396, which represented 1.60% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,554,758, which represented 1.53% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Security Assurance, or MBIA Insurance Corp.
(h) Interest on this security is taxable income to the Fund.
(i) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $97,548,408)  $102,391,566
-------------------------------------------------------------
Receivables for:
  Investments sold                                    875,592
-------------------------------------------------------------
  Fund shares sold                                     39,961
-------------------------------------------------------------
  Dividends and interest                              382,154
-------------------------------------------------------------
  Investment matured (Note 9)                           5,480
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,167
-------------------------------------------------------------
Other assets                                              907
=============================================================
    Total assets                                  103,724,827
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,813,429
-------------------------------------------------------------
  Fund shares reacquired                                6,836
-------------------------------------------------------------
  Deferred compensation and retirement plans           30,707
-------------------------------------------------------------
Accrued administrative services fees                   52,426
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,252
-------------------------------------------------------------
Accrued transfer agent fees                               548
-------------------------------------------------------------
Accrued operating expenses                             20,546
=============================================================
    Total liabilities                               1,926,744
=============================================================
Net assets applicable to shares outstanding      $101,798,083
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $121,657,583
-------------------------------------------------------------
Undistributed net investment income                 1,399,297
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts          (26,099,730)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                         4,840,933
=============================================================
                                                 $101,798,083
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 97,665,411
_____________________________________________________________
=============================================================
Series II                                        $  4,132,672
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,771,435
_____________________________________________________________
=============================================================
Series II                                             415,297
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       9.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       9.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 1,483,475
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $4,995)                                            771,910
------------------------------------------------------------
Dividends from affiliated money market funds          50,190
============================================================
    Total investment income                        2,305,575
============================================================

EXPENSES:

Advisory fees                                        670,072
------------------------------------------------------------
Administrative services fees                         240,713
------------------------------------------------------------
Custodian fees                                        30,592
------------------------------------------------------------
Distribution fees -- Series II                         5,590
------------------------------------------------------------
Transfer agent fees                                    6,538
------------------------------------------------------------
Trustees' fees                                         9,791
------------------------------------------------------------
Other                                                 35,959
============================================================
    Total expenses                                   999,255
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,159)
============================================================
    Net expenses                                     998,096
============================================================
Net investment income                              1,307,479
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            2,514,666
------------------------------------------------------------
  Foreign currencies                                   6,103
------------------------------------------------------------
  Futures contracts                                   82,144
------------------------------------------------------------
  Option contracts written                            22,882
============================================================
                                                   2,625,795
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            9,921,462
------------------------------------------------------------
  Foreign currencies                                  (2,461)
------------------------------------------------------------
  Futures contracts                                   36,514
============================================================
                                                   9,955,515
============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       12,581,310
============================================================
Net increase in net assets resulting from
  operations                                     $13,888,789
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,307,479    $  1,788,118
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    2,625,795     (16,085,136)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    9,955,515      (4,164,060)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 13,888,789     (18,461,078)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,803,131)     (2,269,083)
------------------------------------------------------------------------------------------
  Series II                                                        (73,995)        (18,693)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,877,126)     (2,287,776)
==========================================================================================
Share transactions-net:
  Series I                                                       3,122,103      (1,822,445)
------------------------------------------------------------------------------------------
  Series II                                                      3,065,718         775,141
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          6,187,821      (1,047,304)
==========================================================================================
    Net increase (decrease) in net assets                       18,199,484     (21,796,158)
==========================================================================================

NET ASSETS:

  Beginning of year                                             83,598,599     105,394,757
==========================================================================================
  End of year (including undistributed net investment income of $1,399,297 and $1,821,292 for 2003 and 2002,
    respectively)                                             $101,798,083    $ 83,598,599
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are

                             AIM V.I. BALANCED FUND

     U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements").

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gains (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the

                             AIM V.I. BALANCED FUND
     account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,157.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $240,713 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $7,132 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $5,590.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

  The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                          UNREALIZED
                      MARKET VALUE      PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                   12/31/2002        AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio            $1,935,047      $18,353,521      $20,288,568         $  --            $  --        $25,605        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    1,935,047       18,353,521       20,288,568            --               --         24,585           --
=================================================================================================================================
                       $3,870,094      $36,707,042      $40,577,136         $  --            $  --        $50,190        $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2.

                             AIM V.I. BALANCED FUND

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plans.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 656         89,697
----------------------------------------------------------
Closed                                 (386)       (46,805)
----------------------------------------------------------
Exercised                              (243)       (41,461)
----------------------------------------------------------
Expired                                 (27)        (1,431)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions from ordinary income     $1,877,126    $2,287,776
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

-----------------------------------------------------------
Undistributed ordinary income                  $  1,462,542
-----------------------------------------------------------
Unrealized appreciation -- investments            4,084,279
-----------------------------------------------------------
Temporary book/tax differences                      (30,556)
-----------------------------------------------------------
Capital loss carryforward                       (25,375,765)
-----------------------------------------------------------
Shares of beneficial interest                   121,657,583
===========================================================
Total net assets                               $101,798,083
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(2,225).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $2,194,166 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax Purposes.

                             AIM V.I. BALANCED FUND

The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    89,585
-----------------------------------------------------------
December 31, 2009                                9,069,227
-----------------------------------------------------------
December 31, 2010                               16,216,953
===========================================================
Total capital loss carryforward                $25,375,765
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $119,313,165 and $111,630,409, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

    UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                 SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                      $4,288,779
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (202,275)
============================================================
Net unrealized appreciation of investment
  securities                                      $4,086,504
____________________________________________________________
============================================================
Cost of investments for tax purposes is $98,305,062.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $147,652, and undistributed net realized gains decreased by $147,652. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,385,995    $ 12,859,662     1,829,800    $ 17,783,774
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                     340,652       3,145,330        91,699         849,224
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       183,618       1,803,131       259,028       2,269,083
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       7,566          73,995         2,139          18,693
======================================================================================================================
Reacquired:
  Series I                                                    (1,271,451)    (11,540,690)   (2,334,627)    (21,875,302)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (16,869)       (153,607)       (9,890)        (92,776)
======================================================================================================================
                                                                 629,511    $  6,187,821      (161,851)   $ (1,047,304)
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on January 24, 2002.

                             AIM V.I. BALANCED FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                               2003          2002             2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.75       $ 10.84         $  12.46       $ 13.04       $ 11.14
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14(a)       0.18(a)          0.27(a)(b)    0.37(a)       0.31(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.29         (2.02)           (1.70)        (0.93)         1.83
================================================================================================================================
    Total from investment operations                             1.43         (1.84)           (1.43)        (0.56)         2.14
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.25)           (0.19)        (0.02)        (0.17)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --               --            --         (0.07)
================================================================================================================================
    Total distributions                                         (0.19)        (0.25)           (0.19)        (0.02)        (0.24)
================================================================================================================================
Net asset value, end of period                                $  9.99       $  8.75         $  10.84       $ 12.46       $ 13.04
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 16.36%       (17.02)%         (11.43)%       (4.28)%       19.31%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $97,665       $82,866         $105,395       $85,693       $48,307
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:                         1.11%(d)      1.17%            1.12%         1.10%         1.21%(e)
================================================================================================================================
Ratio of net investment income to average net assets             1.47%(d)      1.90%            2.37%(b)      2.80%         2.66%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           131%           90%              55%           49%           57%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $87,106,766.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.31%.

                             AIM V.I. BALANCED FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                 JANUARY 24, 2002
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.73              $ 10.70
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.12(a)              0.14(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.29                (1.86)
=================================================================================================
    Total from investment operations                               1.41                (1.72)
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.19)               (0.25)
=================================================================================================
Net asset value, end of period                                   $ 9.95              $  8.73
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   16.15%              (16.12)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $4,133              $   733
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                            1.36%(c)             1.42%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.22%(c)             1.65%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          131%                  90%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,236,132.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                             AIM V.I. BALANCED FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                             AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                             AIM V.I. BALANCED FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.     None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,       None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital Management, Inc.
                                                    (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer);
                                                    Director and Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie        company)
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology   ACE Limited (insurance
  Trustee                                           consulting company)                                    company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business    Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd. (private   (Chairman) (registered
                                                    investment and management) and Magellan Insurance      investment company);
                                                    Company                                                Annuity and Life Re
                                                                                                           (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive      (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                                None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group,   Administaff, Discovery
  Trustee                                           Inc. (government affairs company) and Texana Timber    Global Education Fund
                                                    LP (sustainable forestry company)                      (non-profit)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                             AIM V.I. BALANCED FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 26.60% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 9.84% was derived from U.S. Treasury
Obligations.
                             AIM V.I. BALANCED FUND

                                                       AIM V.I. BASIC VALUE FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

         AIM V.I. BASIC VALUE FUND seeks to provide long-term growth of capital.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. BASIC VALUE FUND

AIM V.I. BASIC VALUE FUND
OUTPERFORMS BENCHMARKS

AIM V.I. Basic Value Fund returned 33.63%    exposed to the best performing sectors         When the stock market is viewed
for Series I shares and 33.29% for Series    and our stock selection within these        through this intrinsic-value lens, it
II shares for the fiscal year ended          sectors generated above-average returns.    becomes clear that investment risk has
December 31, 2003. These results exceeded                                                little to do with historical prices and
the Russell 1000--Registered Trademark--        The sectors that had the most material   popular volatility measures. In fact, we
Value Index, the S&P 500--Registered         impact on our relative outperformance       believe that risk is often inversely
Trademark-- Index and the Lipper             were financials, technology, and health     related to price. This creates a paradox:
Large-Cap Value Index, which returned        care. The only material relative            investment risk may, in fact, be low
30.03%, 28.67% and 28.00%, respectively.     underperformance was in energy and          precisely where it appears high. The
                                             materials. Our only exposure to this        bridge across this gap in market
MARKET CONDITIONS                            segment of the market was through our       perception is a long-term investment
                                             investments in oil service stocks, and      horizon. As price declines significantly
Amid a backdrop of generally improving       the performance of these investments was    below intrinsic value, what is known as a
economic conditions, the equity market       virtually flat despite strong returns in    "margin of safety" is created. While this
staged a strong rally. Based on our          other commodity leveraged stocks.           discount to value may be of no use to a
valuation estimates during 2002, we                                                      short-term trader, it is highly relevant
believed the most compelling valuation       YOUR FUND                                   to the long-term investor. If this margin
opportunities were concentrated in                                                       of safety is large enough, it creates an
companies leveraged to an economic           We manage the fund based on the             attractive risk-to reward equation that
recovery scenario. As a result, the          philosophy that business value is           suggests significantly higher upside
changes we made to the portfolio in 2002     separate from, but eventually determines,   potential with a lower risk of a
were many of the key drivers of our 2003     market value. Our goal is to achieve        permanent loss of capital.
performance.                                 growth of capital by investing primarily
                                             in U.S. companies we believe are               As we suggested last year, we thought
   Specifically, the best performing         significantly undervalued on an absolute    this was the case with Tyco International
market sectors during 2003 were those        basis. The AIM Basic Value philosophy       and Computer Associates International.
that are most likely to benefit from an      recognizes businesses have an intrinsic     Those and other controversial but
economic recovery -- consumer                value that is independent of the market,    significantly undervalued stocks that we
discretionary, financials and technology.    stock prices are more volatile than         purchased during 2002 were big drivers of
Health care, consumer staples and other      business values, investors often            our outperformance this year. A few fund
quasi-economically defensive groups did      overreact to negative news, and a           holdings of interest include:
not perform as well. Your fund               long-term investment horizon is required.
outperformed the market because we were                                                  o  Tyco International is now under new
slightly more                                                                               management, and is working to move
                                                                                            beyond the controversy associated with
                                                                                            its former CEO. The company remains
                                                                                            one of our largest holdings.

                                                                                         The stock performed well during 2003
                                                                                         following

====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03        TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)  4.4%    1. Advertising                        5.6%  Total returns 12/31/02-12/31/03,
 2. Computer Associates International,         2. Thrifts & Mortgage Finance         5.5   excluding product issuer charges
    Inc.                               3.8     3. Diversified Commercial Services    4.7
 3. Fannie Mae                         3.2     4. Data Processing & Outsourced             Series I Shares                    33.63%
 4. Waste Management, Inc.             3.0        Services                           4.6   Series II Shares                   33.29
 5. Citigroup, Inc.                    2.9     5. Investment Banking & Brokerage     4.6   S&P 500 Index                      28.67
 6. Omnicom Group Inc.                 2.9     6. Health Care Distributors           4.6   (new Broad Market Index)
 7. Interpublic Group of Cos., Inc.            7. Industrial Conglomerates           4.4   Russell 1000 Value Index           30.03
    (The)                              2.7     8. Pharmaceuticals                    4.3   (Style-Specific Index)
 8. First Data Corp.                   2.7     9. Building Products                  4.2   Lipper Large-Cap Value Fund Index  28.00
 9. Cendant Corp.                      2.6    10. Systems Software                   3.8   (Peer Group Index)
10. Bank One Corp.                     2.6                                                 Source: Lipper, Inc.
                                                                                           TOTAL NUMBER OF HOLDINGS*             48
                                                                                           TOTAL NET ASSETS          $563.3 million
====================================================================================================================================

                                                                                           =========================================
                                                                                                   PORTFOLIO MANAGEMENT TEAM
                                                                                                         AS OF 12/31/03
                                                                                                 BRET W. STANLEY, LEAD MANAGER
                                                                                                      R. CANON COLEMAN II
                                                                                                     MATTHEW W. SEINSHEIMER
                                                                                                        MICHAEL J. SIMON
                                                                                                ASSISTED BY THE BASIC VALUE TEAM
                                                                                           =========================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                           AIM V.I. BASIC VALUE FUND

better operating results and remains        RESULTS OF A $10,000 INVESTMENT
undervalued in our opinion.                 9/10/01-12/31-03
                                            Index data from 8/31/01
o  Computer Associates International is
   one of the world's largest software                                        [LINE CHART]
   companies and was our top-performing
   investment in 2003. The company                         RUSSELL         AIM V.I.         AIM V.I.          LIPPER
   continues to produce substantial and                      1000           BASIC            BASIC           LARGE-CAP
   stable cash flow, and we believe the                     VALUE           VALUE            VALUE           VALUE FUND    S&P 500
   company remains undervalued as the                       INDEX       FUND-SERIES I    FUND-SERIES II        INDEX        INDEX
   accounting concerns that created our
   investment opportunity continue to
   abate.                                     9/10/2001     10000           10000            10000             10000        10000
                                             12/31/2001      9982           10263            10258             10024        10175
o  Fannie Mae was among our more              3/31/2002     10390           10723            10717             10216        10203
   significant new investments during         6/30/2002      9505            9281             9267              9111         8837
   2003. Like other opportunities before,     9/30/2002      7721            7418             7406              7411         7311
   Fannie Mae's depressed value is the       12/31/2002      8432            7988             7966              8051         7927
   result of a hostile political              3/31/2003      8022            7497             7476              7658         7677
   environment, accounting complexity,        6/30/2003      9408            9038             9007              8917         8858
   and management and accounting troubles     9/30/2003      9602            9428             9397              9090         9093
   at its competitor, Freddie Mac.           12/31/2003     10964           10676            10618             10306        10199

IN CLOSING
                                                                                                                Source: Lipper, Inc.
While 2003 was a strong year it needs to
be considered in a longer-term context.     Past performance cannot guarantee comparable future results.

   Last year, we estimated that the fund    Current performance may be lower or        ABOUT INDEXES USED IN THIS REPORT
had a near-record discount between          higher than the performance data quoted.
year-end market value and our estimate of   Past performance cannot guarantee          The unmanaged Standard & Poor's Composite
portfolio intrinsic value. Following a      comparable future results. Due to          Index of 500 Stocks (the S&P
34% increase in market value this year,     significant market volatility, results of  500--Registered Trademark--) is an index
we believe this discount was clearly more   an investment made today may differ        of common stocks frequently used as a
modest as of the end of 2003. In the        substantially from the historical          general measure of U.S. stock market
meantime, our money remains invested        performance shown. Please see your         performance.
alongside your money.                       financial advisor for more current
                                            performance. Fund performance figures are     The unmanaged Russell 1000--Registered
                ----------                  historical, and they reflect fund          Trademark-- Value Index is a subset of
                                            expenses, the reinvestment of              the unmanaged Russell 1000--Registered
                                            distributions and changes in net asset     Trademark-- Index, which represents the
AVERAGE ANNUAL TOTAL RETURNS                value. The fund's investment return and    performance of the stocks of
-----------------------------------------   principal value will fluctuate, so an      large-capitalization companies; the Value
As of 12/31/03                              investor's shares, when redeemed, may be   subset measures the performance of
                                            worth more or less than their original     Russell 1000 companies with lower
SERIES I SHARES                             cost.                                      price/book ratios and lower forecasted
Inception (9/10/01)                 2.88%                                              growth values.
 1 Year                            33.63       AIM Variable Insurance Funds are
                                            offered through insurance company             The unmanaged Lipper Large-Cap Value
SERIES II SHARES                            separate accounts to fund variable         Fund Index represents an average of the
Inception (9/10/01)                 2.63    annuity contracts and variable life        performance of the 30 largest
 1 Year                            33.29    insurance policies, and through certain    large-capitalization value equity funds
                                            pension or retirement plans.               tracked by Lipper, Inc., an independent
                                                                                       mutual fund performance monitor.
                                               Performance figures given represent
                                            the fund and are not intended to reflect      A direct investment cannot be made in
                                            actual variable product values. They do    an index. Unless otherwise indicated,
                                            not reflect sales charges, expenses and    index results include reinvested
                                            fees at the separate account level. Sales  dividends, and they do not reflect sales
                                            charges, expenses and fees, which are      charges. Performance of an index of funds
                                            determined by the product issuers, will    reflects fund expenses; performance of a
                                            vary and will lower the total return.      market index does not.

                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      Industry classifications used in this
                                                                                       report are generally according to the
                                            By prospectus, the fund may invest up to   Global Industry Classification Standard,
                                            25% of its total assets in foreign         which was developed by and is the
                                            securities. International investing        exclusive property and a service mark of
                                            presents certain risks not associated      Morgan Stanley Capital International Inc.
                                            with investing solely in the United        and Standard & Poor's.
                                            States. These include risks relating to
                                            fluctuations in the value of the U.S.      A description of the policies and
                                            dollar relative to the values of other     procedures that the Fund uses to
                                            currencies, the custody arrangements made  determine how to vote proxies relating to
                                            for the fund's foreign holdings,           portfolio securities is available without
                                            differences in accounting, political       charge, upon request, by calling
                                            risks and the lesser degree of public      800-959-4246, or on the AIM Web site,
                                            information required to be provided by     AIMinvestments.com.
                                            non-U.S. companies.

                                                                                                                          VIBVA-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-96.63%

ADVERTISING-5.63%

Interpublic Group of Cos., Inc. (The)(a)          984,200   $ 15,353,520
------------------------------------------------------------------------
Omnicom Group Inc.                                187,150     16,343,809
========================================================================
                                                              31,697,329
========================================================================

AEROSPACE & DEFENSE-1.50%

Honeywell International Inc.                      252,900      8,454,447
========================================================================

APPAREL RETAIL-2.45%

Gap, Inc. (The)                                   593,400     13,772,814
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.01%

Bank of New York Co., Inc. (The)                  362,000     11,989,440
------------------------------------------------------------------------
Janus Capital Group Inc.                          300,850      4,936,948
========================================================================
                                                              16,926,388
========================================================================

BUILDING PRODUCTS-4.18%

American Standard Cos. Inc.(a)                    126,050     12,693,235
------------------------------------------------------------------------
Masco Corp.                                       395,850     10,850,248
========================================================================
                                                              23,543,483
========================================================================

COMMUNICATIONS EQUIPMENT-1.28%

Motorola, Inc.                                    511,750      7,200,322
========================================================================

CONSUMER ELECTRONICS-1.26%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              244,900      7,124,141
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.63%

Ceridian Corp.(a)                                 529,550     11,088,777
------------------------------------------------------------------------
First Data Corp.                                  364,650     14,983,468
========================================================================
                                                              26,072,245
========================================================================

DIVERSIFIED BANKS-2.56%

Bank One Corp.                                    316,000     14,406,440
========================================================================

DIVERSIFIED CAPITAL MARKETS-2.02%

J.P. Morgan Chase & Co.                           310,150     11,391,809
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.70%

Cendant Corp.(a)                                  647,450     14,418,712
------------------------------------------------------------------------
H&R Block, Inc.                                   218,050     12,073,429
========================================================================
                                                              26,492,141
========================================================================

ELECTRIC UTILITIES-0.35%

FirstEnergy Corp.                                  56,500      1,988,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-2.28%

Waters Corp.(a)                                   386,450   $ 12,814,682
========================================================================

EMPLOYMENT SERVICES-0.84%

Robert Half International Inc.(a)                 201,550      4,704,177
========================================================================

ENVIRONMENTAL SERVICES-2.99%

Waste Management, Inc.                            568,900     16,839,440
========================================================================

FOOD RETAIL-3.10%

Kroger Co. (The)(a)                               667,450     12,354,500
------------------------------------------------------------------------
Safeway Inc.(a)                                   232,900      5,102,839
========================================================================
                                                              17,457,339
========================================================================

GENERAL MERCHANDISE STORES-2.23%

Target Corp.                                      326,750     12,547,200
========================================================================

HEALTH CARE DISTRIBUTORS-4.57%

Cardinal Health, Inc.                             211,100     12,910,876
------------------------------------------------------------------------
McKesson Corp.                                    399,700     12,854,352
========================================================================
                                                              25,765,228
========================================================================

HEALTH CARE FACILITIES-1.99%

HCA Inc.                                          260,700     11,199,672
========================================================================

HEALTH CARE SERVICES-2.00%

IMS Health Inc.                                   452,850     11,257,851
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.80%

Starwood Hotels & Resorts Worldwide, Inc.         282,000     10,143,540
========================================================================

INDUSTRIAL CONGLOMERATES-4.37%

Tyco International Ltd. (Bermuda)                 927,950     24,590,675
========================================================================

INDUSTRIAL MACHINERY-1.24%

Parker Hannifin Corp.                             117,250      6,976,375
========================================================================

INVESTMENT BANKING & BROKERAGE-4.61%

Merrill Lynch & Co., Inc.                         229,700     13,471,905
------------------------------------------------------------------------
Morgan Stanley                                    216,350     12,520,175
========================================================================
                                                              25,992,080
========================================================================

LEISURE PRODUCTS-0.60%

Mattel, Inc.                                      176,300      3,397,301
========================================================================

MANAGED HEALTH CARE-1.84%

UnitedHealth Group Inc.                           177,900     10,350,222
========================================================================

MOVIES & ENTERTAINMENT-1.97%

Walt Disney Co. (The)                             475,050     11,082,917
========================================================================

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-3.44%

ENSCO International Inc.                          311,450   $  8,462,097
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               455,200     10,929,352
========================================================================
                                                              19,391,449
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.49%

Halliburton Co.                                   226,800      5,896,800
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       226,550      8,155,800
========================================================================
                                                              14,052,600
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.90%

Citigroup Inc.                                    336,950     16,355,553
========================================================================

PHARMACEUTICALS-4.32%

Aventis S.A. (France)                             190,700     12,569,792
------------------------------------------------------------------------
Wyeth                                             277,300     11,771,385
========================================================================
                                                              24,341,177
========================================================================

PROPERTY & CASUALTY INSURANCE-2.33%

ACE Ltd. (Cayman Islands)                         316,300     13,101,146
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-1.86%

Novellus Systems, Inc.(a)                         249,400   $ 10,487,270
========================================================================

SYSTEMS SOFTWARE-3.75%

Computer Associates International, Inc.           772,800     21,128,352
========================================================================

THRIFTS & MORTGAGE FINANCE-5.54%

Fannie Mae                                        236,800     17,774,208
------------------------------------------------------------------------
MGIC Investment Corp.                             113,050      6,437,067
------------------------------------------------------------------------
Radian Group Inc.                                 143,500      6,995,625
========================================================================
                                                              31,206,900
========================================================================
    Total Common Stocks (Cost $443,687,861)                  544,253,505
========================================================================

MONEY MARKET FUNDS-4.80%

Liquid Assets Portfolio(b)                     13,519,448     13,519,448
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        13,519,448     13,519,448
========================================================================
    Total Money Market Funds (Cost
      $27,038,896)                                            27,038,896
========================================================================
TOTAL INVESTMENTS-101.43% (Cost $470,726,757)                571,292,401
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.43%)                         (8,032,084)
========================================================================
NET ASSETS-100.00%                                          $563,260,317
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $443,687,861)                                  $544,253,505
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $27,038,896)                               27,038,896
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,374,906
-------------------------------------------------------------
  Fund shares sold                                  1,021,132
-------------------------------------------------------------
  Dividends                                           675,459
-------------------------------------------------------------
Investment for deferred compensation &
  retirement plans                                     15,851
=============================================================
     Total assets                                 577,379,749
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            12,967,622
-------------------------------------------------------------
  Fund shares reacquired                              626,911
-------------------------------------------------------------
  Deferred compensation & retirement plans             18,498
-------------------------------------------------------------
Accrued administrative services fees                  303,777
-------------------------------------------------------------
Accrued distribution fees -- Series II                142,031
-------------------------------------------------------------
Accrued transfer agent fees                             3,769
-------------------------------------------------------------
Accrued operating expenses                             56,824
=============================================================
     Total liabilities                             14,119,432
=============================================================
Net assets applicable to shares outstanding      $563,260,317
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $470,847,891
-------------------------------------------------------------
Undistributed net investment income (loss)            (11,028)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies     (8,141,451)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               100,564,905
=============================================================
                                                 $563,260,317
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $309,383,683
_____________________________________________________________
=============================================================
Series II                                        $253,876,634
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           29,025,564
_____________________________________________________________
=============================================================
Series II                                          23,918,684
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.66
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.61
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,936)                                        $  3,490,108
-------------------------------------------------------------
Dividends from affiliated money market funds          197,530
=============================================================
    Total investment income                         3,687,638
=============================================================

EXPENSES:

Advisory fees                                       2,541,285
-------------------------------------------------------------
Administrative services fees                          948,718
-------------------------------------------------------------
Custodian fees                                         63,168
-------------------------------------------------------------
Distribution fees -- Series II                        424,311
-------------------------------------------------------------
Transfer agent fees                                    16,564
-------------------------------------------------------------
Trustees' fees                                         14,719
-------------------------------------------------------------
Other                                                  47,231
=============================================================
    Total expenses                                  4,055,996
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (3,402)
=============================================================
    Net expenses                                    4,052,594
=============================================================
Net investment income (loss)                         (364,956)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (2,594,591)
-------------------------------------------------------------
  Foreign currencies                                   14,178
=============================================================
                                                   (2,580,413)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           116,480,999
-------------------------------------------------------------
  Foreign currencies                                     (739)
=============================================================
                                                  116,480,260
=============================================================
Net gain from investment securities and foreign
  currencies                                      113,899,847
=============================================================
Net increase in net assets resulting from
  operations                                     $113,534,891
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (364,956)   $     86,137
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (2,580,413)     (5,434,212)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               116,480,260     (16,952,445)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                113,534,891     (22,300,520)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (89,726)         (1,149)
------------------------------------------------------------------------------------------
  Series II                                                             --          (1,176)
==========================================================================================
  Decrease in net assets resulting from distributions              (89,726)         (2,325)
==========================================================================================
Share transactions-net:
  Series I                                                     152,189,833      95,319,632
------------------------------------------------------------------------------------------
  Series II                                                     95,111,846     109,345,836
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              247,301,679     204,665,468
==========================================================================================
    Net increase in net assets                                 360,746,844     182,362,623
==========================================================================================

NET ASSETS:

  Beginning of year                                            202,513,473      20,150,850
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(11,028) and $83,090 for 2003 and 2002,
    respectively)                                             $563,260,317    $202,513,473
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board

                           AIM V.I. BASIC VALUE FUND
     of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $3,341.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $948,718 for such services, of which AIM retained $90,620 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $19,126 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $424,311.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. BASIC VALUE FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                     UNREALIZED
                   MARKET VALUE      PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE     DIVIDEND       REALIZED
FUND                12/31/2002        AT COST       FROM SALES     (DEPRECIATION)     12/31/2003       INCOME       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio         $ 8,169,237    $ 99,560,980    $ (94,210,769)      $    --        $13,519,448     $ 99,902        $    --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio           8,169,237      99,560,980      (94,210,769)           --         13,519,448       97,628             --
================================================================================================================================
                    $16,338,474    $199,121,960    $(188,421,538)      $    --        $27,038,896     $197,530        $    --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $60 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $61.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003       2002
-------------------------------------------------------------
Distributions paid from ordinary income     $89,726    $2,325
_____________________________________________________________
=============================================================

                           AIM V.I. BASIC VALUE FUND

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           $ 99,203,703
-------------------------------------------------------------
Temporary book/tax differences                        (11,028)
-------------------------------------------------------------
Capital loss carryforward                          (6,780,249)
-------------------------------------------------------------
Shares of beneficial interest                     470,847,891
=============================================================
Total net assets                                 $563,260,317
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(739).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                               $    4,100
-----------------------------------------------------------
December 31, 2010                                5,253,988
-----------------------------------------------------------
December 31, 2011                                1,522,161
===========================================================
Total capital loss carryforward                 $6,780,249
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $297,680,959 and $62,033,960, respectively.


          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $100,549,101
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,344,659)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 99,204,442
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $472,087,959.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise taxes, excess distributions, net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $360,564, undistributed net realized gain (loss) decreased by $14,179 and shares of beneficial interest decreased by $346,385. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    19,313,572    $174,114,472    11,859,976    $108,027,378
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   12,433,808     110,104,487    13,491,664     112,789,473
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         8,805          89,726           143           1,149
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --           147           1,176
======================================================================================================================
Reacquired:
  Series I                                                    (2,570,676)    (22,014,365)   (1,501,923)    (12,708,895)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,653,745)    (14,992,641)     (403,230)     (3,444,813)
======================================================================================================================
                                                              27,531,764    $247,301,679    23,446,777    $204,665,468
______________________________________________________________________________________________________________________
======================================================================================================================

                           AIM V.I. BASIC VALUE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                SERIES I
                                                              --------------------------------------------
                                                                                        SEPTEMBER 10, 2001
                                                                    YEAR ENDED           (DATE OPERATIONS
                                                                   DECEMBER 31,           COMMENCED) TO
                                                              ----------------------       DECEMBER 31,
                                                                2003          2002             2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.98       $ 10.25         $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)         0.02(a)         0.01
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.68         (2.29)           0.25
==========================================================================================================
    Total from investment operations                              2.68         (2.27)           0.26
==========================================================================================================
Less dividends from net investment income                        (0.00)        (0.00)          (0.01)
==========================================================================================================
Net asset value, end of period                                $  10.66       $  7.98         $ 10.25
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  33.63%       (22.15)%          2.63%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $309,384       $97,916         $19,638
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets(c)                        1.04%(d)      1.16%           1.27%(e)
==========================================================================================================
Ratio of net investment income to average net assets              0.01%(d)      0.18%           0.28%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          18%           22%              4%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d)  Ratios are based on average daily net assets of $180,797,692.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                            SEPTEMBER 10, 2001
                                                                    YEAR ENDED               (DATE OPERATIONS
                                                                   DECEMBER 31,               COMMENCED) TO
                                                              -----------------------          DECEMBER 31,
                                                                2003           2002                2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.96       $  10.25             $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.01)(a)           0.00
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.67          (2.28)              0.26
==============================================================================================================
    Total from investment operations                              2.65          (2.29)              0.26
==============================================================================================================
Less dividends from net investment income                        (0.00)         (0.00)             (0.01)
==============================================================================================================
Net asset value, end of period                                $  10.61       $   7.96             $10.25
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  33.29%        (22.34)%             2.58%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,877       $104,597             $  513
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets(c)                        1.29%(d)       1.41%              1.44%(e)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.24)%(d)     (0.07)%             0.12%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          18%            22%                 4%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d)  Ratios are based on average daily net assets of $169,724,366.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                           AIM V.I. BASIC VALUE FUND

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions

                           AIM V.I. BASIC VALUE FUND
of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. BASIC VALUE FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                                  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993           Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                           (financial services holding company); and Director
  President                                       and Vice Chairman, AMVESCAP PLC and Chairman of
                                                  AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive Officer,
                                                  A I M Management Group Inc.; Director, Chairman
                                                  and President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered investment
                                                  advisor), A I M Distributors, Inc. (registered
                                                  broker dealer), AIM Investment Services, Inc.,
                                                  (registered transfer agent), and Fund Management
                                                  Company (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- Managed
                                                  Products
----------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003           Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                      A I M Management Group Inc. (financial services
  President                                       holding company); Director, Chairman and
                                                  President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director, A I M Capital
                                                  Management, Inc. (registered investment advisor)
                                                  and A I M Distributors, Inc. (registered broker
                                                  dealer); Director and Chairman, AIM Investment
                                                  Services, Inc. (registered transfer agent), and
                                                  Fund Management Company (registered broker
                                                  dealer); and Chief Executive Officer, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President and Chief
                                                  Executive Officer, INVESCO Funds Group, Inc. and
                                                  INVESCO Distributors, Inc.; Chief Executive
                                                  Officer, AMVESCAP PLC -- Managed Products;
                                                  Chairman and Chief Executive Officer of
                                                  NationsBanc Advisors, Inc.; and Chairman of
                                                  NationsBanc Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001           Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                              (registered
                                                  Formerly: Partner, law firm of Baker & McKenzie      investment company)
----------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993           Chairman, Crockett Technology Associates             ACE Limited
  Trustee                                         (technology consulting company)                      (insurance company);
                                                                                                       and Captaris, Inc.
                                                                                                       (unified messaging
                                                                                                       provider)
----------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000           Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                         business corporations, including the Boss Group      (Chairman)
                                                  Ltd. (private investment and management) and         (registered
                                                  Magellan Insurance Company                           investment company);
                                                                                                       Annuity and Life Re
                                                  Formerly: Director, President and Chief Executive    (Holdings), Ltd.
                                                  Officer, Volvo Group North America, Inc.; Senior     (insurance company)
                                                  Vice President, AB Volvo; and director of various
                                                  affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998           Retired                                              None
  Trustee
                                                  Formerly: Chairman, Mercantile Mortgage Corp.;
                                                  President and Chief Operating Officer,
                                                  Mercantile-Safe Deposit & Trust Co.; and
                                                  President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First Century        Administaff,
  Trustee                                         Group, Inc. (government affairs company) and         Discovery Global
                                                  Texana Timber LP (sustainable forestry company)      Education Fund
                                                                                                       (non-profit)
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. BASIC VALUE FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                        (registered
                                                                                                          investment company)
-------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                              USA
-------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper              None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                            None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and          None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
-------------------------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel,
                                                       Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                       and Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market     N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                       A I M Advisors, Inc. and A I M Capital
                                                       Management, Inc.; and Vice President, AIM
                                                       Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice President,
                                                       A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

                           AIM V.I. BASIC VALUE FUND

                                                         AIM V.I. BLUE CHIP FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                              AIM V.I. BLUE CHIP FUND seeks to provide long-term
                             growth of capital, and secondarily, current income.




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                  AIM V.I. BLUE CHIP FUND


FUND RETURN EXCEEDS 24%                                                                   technology holdings had risen to 23.9%
FOR FISCAL YEAR                                                                           of the fund's portfolio. In addition to
                                                                                          the fund's overweight position and the
For the year ended December 31, 2003,           The nation's gross domestic product,      sector's excellent performance, many of
Series I shares of the fund returned         generally considered the broadest            the fund's holdings in information
25.14%. Series II Shares returned            measure of economic activity, expanded       technology outperformed the index's
24.81%. The fund's broad-based and           at an annualized rate of 1.4% in the         sector average.
style-specific index, the S&P                first quarter, 3.1% in the second
500--Registered Trademark-- Index,           quarter, 8.2% in the third quarter, and         Other sectors that contributed to
returned 28.67%, while the Lipper            4.0% in the fourth quarter of 2003.          fund performance for the year included
Large-Cap Core Fund Index returned                                                        financials, consumer discretionary and
24.80%. Several factors contributed to          However, the job market, while            health care. Although all sectors in the
the fund's underperformance of its           improving, continued to be weak, as the      S&P 500 Index produced positive returns
broad-based index, and these factors are     nation's unemployment rate stood at 5.7%     for the year, the health care sector was
addressed in the "Your fund" section.        at the close of the year.                    the third worst-performing sector.
                                                                                          However, the average return for the
MARKET CONDITIONS                            YOUR FUND                                    fund's holdings in the health care
                                                                                          sector was higher than the sector
The S&P 500 Index declined at the            Throughout the fiscal year, we adhered       average for the index, and health care
beginning of 2003, dropping to its           to our strategy of diversification           provided solid performance for the fund.
lowest level on March 11. The index then     across sectors. At the close of the
rallied through the end of the reporting     period, the fund was invested in all            Sectors that detracted from fund
period.                                      sectors of the S&P 500 Index. However,       performance included consumer staples
                                             the fund's holdings resulted from each       and energy. Consumer staples was the
   As of the close of the year,              individual stock having met our              index's second worst-performing sector.
approximately 64% of the companies in        selection criteria, independent of its       As the economy improved, investors
the S&P 500 Index had reported               sector location.                             shifted out of consumer staples and into
third-quarter earnings that exceeded                                                      more economically sensitive sectors. The
analysts' expectations while                    As in our benchmark index, the sector     fund's holdings in the energy sector
approximately 20% had reported earnings      with the best performance for the fund       also underperformed the sector average
that met those estimates.                    was information technology. We started       in the index.
                                             the year with an overweight position in
   All sectors of the index recorded         technology compared to the S&P 500              The fund was underweight in the
gains for the fiscal year. Information       Index. Applying current industry and         industrials sector, so even though its
technology, materials and consumer           sector classifications to the fund's         industrials stocks' average performance
discretionary were the top-performing        holdings as of December 31, 2002, 18.5%      essentially matched the index's sector
sectors, while telecommunications            was in information technology.               average, the weight of the sector's
services, consumer staples and health                                                     contribution was more helpful to the
care were the weakest-performing                As the year progressed, earnings          index.
sectors. Small- and mid-cap stocks           improvement in the sector increased, and
generally outperformed large-cap stocks      we added to our holdings. At the end of
for the year.                                2003, information


===================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                 3.7%       1. Systems Software               6.6%      Total returns 12/31/02-12/31/03,
 2. Microsoft Corp.                3.5        2. Semiconductors                 6.5       excluding product issuer charges
 3. Cisco Systems, Inc.            3.1        3. Pharmaceuticals                6.2
 4. Pfizer Inc.                    2.7        4. Health Care Equipment          4.8       Series I Shares                    25.14%
 5. Wal-Mart Stores, Inc.          2.7        5. Investment Banking &                     Series II Shares                   24.81
 6. Intel Corp.                    2.6           Brokerage                      4.6       S&P 500 Index
 7. General Electric Co.           2.5        6. Other Diversified Financial              (Broad Market and Style-
 8. Exxon Mobil Corp.              2.3           Services                       3.7       specific Index)                    28.67
 9. American International                    7. Industrial Conglomerates       3.7       Lipper Large-Cap Core Fund
    Group, Inc.                    2.0        8. Communications Equipment       3.1       Index (Peer Group Index)           24.80
10. Procter & Gamble Co. (The)     2.0        9. Consumer Finance               2.8       Source: Lipper, Inc.
                                             10. Household Products             2.7       TOTAL NUMBER OF HOLDINGS*             90
                                                                                          TOTAL NET ASSETS          $123.8 MILLION

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

                                                                                                            AIM V.I. BLUE CHIP FUND

   As previously stated, small-cap           RESULTS OF A $10,000 INVESTMENT
stocks generally outperformed mid-cap        12/29/99-12/31/03
stocks, and mid-cap stocks outperformed      Index data from 12/31/99
large-cap stocks. This may also explain
why the S&P 500 Index outperformed the                               AIM V.I. BLUE CHIP     LIPPER LARGE-CAP
fund. The Standard & Poor's Web site                                   FUND-SERIES I        CORE FUND INDEX      S&P 500 INDEX
states that although the index "focuses     12/29/1999                            10000                10000             10000
on the large-cap segment of the market,      6/30/2000                            10460                10189              9957
with over 89% coverage of U.S. equities,    12/31/2000                             9181                 9263              9090
it is also an ideal proxy for the total      6/30/2001                             7790                 8541              8481
market." As of fiscal yearend, the          12/31/2001                             7112                 8074              8010
average company in which the fund was        6/30/2002                             5891                 7076              6957
invested had a market capitalization        12/31/2002                             5251                 6360              6241
nearly three times ($61 billion) that of     6/30/2003                             5821                 7005              6974
the average S&P 500 company ($20.6          12/31/2003                             6572                 7937              8030
billion).
                                                                                                         Source: Lipper, Inc.
   Several of the top contributors to
fund performance for the year were           Past performance cannot guarantee comparable future results.
long-time information technology sector
holdings, including Cisco and Intel.
Cisco provides equipment that connects       AVERAGE ANNUAL TOTAL RETURNS                 PRINCIPAL RISKS OF INVESTING IN THE FUND
networks and powers the Internet. In its     ----------------------------------------     The fund may invest up to 25% of its
earnings report released in November         As of 12/31/03                               total assets in foreign securities.
2003, the company reported net sales of                                                   International investing presents certain
$5.1 billion for the quarter, an             SERIES I SHARES                              risks not associated with investing
increase of 8.5% over the previous             Inception (12/29/99)          -9.95%       solely in the United States. These
quarter.                                       1 Year                        25.14        include risks relating to fluctuations
                                                                                          in the value of the U.S. dollar relative
   Intel, the world's largest maker of       SERIES II SHARES*                            to the values of other currencies, the
semiconductors, reported earnings of 25        Inception                    -10.18%       custody arrangements made for the fund's
cents per share for the quarter ended          1 year                        24.81        foreign holdings, differences in
September 30, 2003, compared to 10 cents                                                  accounting, political risks and the
per share for the same quarter of the        *Series II shares were first offered         lesser degree of public information
previous year.                               3/13/02. Returns prior to that date are      required to be provided by non-U.S.
                                             hypothetical results based on the            companies.
   HCA and Duke Energy were among            performance of Series I shares
holdings that detracted from fund            (inception date 12/29/99), adjusted to       ABOUT INDEXES USED IN THIS REPORT
performance for the year. HCA is a           reflect Series II 12b-1 fees. The Series     The unmanaged Standard & Poor's
leading hospital management company,         I and Series II shares invest in the         Composite Index of 500 Stocks (the S&P
operating more than 200 hospitals and        same portfolio of securities and will        500--Registered Trademark-- Index) is an
surgery centers. Litigation against the      have substantially similar performance,      index of common stocks frequently used
company affected its earnings, and the       except to the extent that expenses borne     as a general measure of U.S. stock
fund no longer owns shares in the            by each class differ.                        market performance.
company.
                                                Current performance may be lower or          The unmanaged Lipper Large-Cap Core
   Duke Energy's unregulated wholesale       higher than the performance data quoted.     Fund Index represents an average of the
operations suffered as a result of weak      Past performance cannot guarantee            performance of the 30 largest
pricing power within the U.S. power          comparable future results. Due to            large-capitalization core equity funds
market. We had sold our shares in the        significant market volatility, results       tracked by Lipper, Inc., an independent
company by June 30, 2003.                    of an investment made today may differ       mutual fund performance monitor.
                                             substantially from the historical
IN CLOSING                                   performance shown. Please see your              A direct investment cannot be made in
                                             financial advisor for more current           an index. Unless otherwise indicated,
Throughout the year, we continued to         performance.                                 index results include reinvested
focus on long-term market leaders from                                                    dividends, and they do not reflect sales
all market sectors. Earnings reports            The fund's performance figures are        charges. Performance of an index of
have substantiated our confidence in the     historical, and they reflect fund            funds reflects fund expenses;
fund's portfolio, and we are pleased to      expenses, the reinvestment of                performance of a market index does not.
report solid returns for the year.           distributions and changes in net asset
                                             value. Performance data quoted represent        Industry classifications used in this
                                             past performance, and the investment         report are generally according to the
                                             return and principal value will              Global Industry Classification Standard,
                                             fluctuate, so an investor's shares, when     which was developed by and is the
                                             redeemed, may be worth more or less than     exclusive property and a service mark of
                                             their original cost.                         Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.
                                                AIM Variable Insurance Funds are
                                             offered through insurance company            A description of the policies and
                                             separate accounts to fund variable           procedures that the Fund uses to
                                             annuity contracts and variable life          determine how to vote proxies relating
                                             insurance policies, and through certain      to portfolio securities is available
                                             pension or retirement plans. Performance     without charge, upon request, by calling
                                             figures given represent the fund and are     800-959-4246, or on the AIM Web site,
                                             not intended to reflect actual variable      AIMinvestments.com.
                                             product values. They do not reflect
                                             expenses and fees at the separate            ========================================
                                             account level. Sales charges, expenses               PORTFOLIO MANAGEMENT TEAM
                                             and fees, which are determined by the                     AS OF 12/31/03
                                             product issuers, will vary and will                      KIRK L. ANDERSON
                                             lower the total return.                            MONIKA H. DEGAN, LEAD MANAGER
                                                                                            ASSISTED BY THE LARGE CAP GROWTH TEAM
                                                                                          ========================================

                                                                                                                         VIBCH-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.39%

ADVERTISING-1.12%

Omnicom Group Inc.                                  15,900       $  1,388,547
=============================================================================

AEROSPACE & DEFENSE-1.99%

Lockheed Martin Corp.                               13,000            668,200
-----------------------------------------------------------------------------
United Technologies Corp.                           18,900          1,791,153
=============================================================================
                                                                    2,459,353
=============================================================================

ALUMINUM-0.77%

Alcoa Inc.                                          25,000            950,000
=============================================================================

APPAREL RETAIL-0.71%

Gap, Inc. (The)                                     37,800            877,338
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.58%

Franklin Resources, Inc.                            13,800            718,428
=============================================================================

BIOTECHNOLOGY-1.75%

Amgen Inc.(a)                                       35,000          2,163,000
=============================================================================

BREWERS-0.51%

Anheuser-Busch Cos., Inc.                           12,000            632,160
=============================================================================

BROADCASTING & CABLE TV-0.57%

Clear Channel Communications, Inc.                  15,000            702,450
=============================================================================

CASINOS & GAMING-0.64%

International Game Technology                       22,300            796,110
=============================================================================

COMMUNICATIONS EQUIPMENT-3.08%

Cisco Systems, Inc.(a)                             156,900          3,811,101
=============================================================================

COMPUTER & ELECTRONICS RETAIL-0.84%

Best Buy Co., Inc.                                  19,900          1,039,576
=============================================================================

COMPUTER HARDWARE-2.64%

Dell Inc.(a)                                        57,700          1,959,492
-----------------------------------------------------------------------------
International Business Machines Corp.               14,200          1,316,056
=============================================================================
                                                                    3,275,548
=============================================================================

COMPUTER STORAGE & PERIPHERALS-0.98%

EMC Corp.(a)                                        93,700          1,210,604
=============================================================================

CONSUMER FINANCE-2.83%

American Express Co.                                35,900          1,731,457
-----------------------------------------------------------------------------
MBNA Corp.                                          36,300            902,055
-----------------------------------------------------------------------------
SLM Corp.                                           23,000            866,640
=============================================================================
                                                                    3,500,152
=============================================================================

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.77%

First Data Corp.                                    32,400       $  1,331,316
-----------------------------------------------------------------------------
Fiserv, Inc.(a)                                     21,900            865,269
=============================================================================
                                                                    2,196,585
=============================================================================

DIVERSIFIED BANKS-2.45%

Bank of America Corp.                               15,700          1,262,751
-----------------------------------------------------------------------------
Wells Fargo & Co.                                   30,000          1,766,700
=============================================================================
                                                                    3,029,451
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.70%

J.P. Morgan Chase & Co.                             57,400          2,108,302
=============================================================================

DIVERSIFIED CHEMICALS-0.29%

E. I. du Pont de Nemours & Co.                       7,800            357,942
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Apollo Group, Inc.-Class A(a)                       20,800          1,414,400
-----------------------------------------------------------------------------
H&R Block, Inc.                                     13,700            758,569
=============================================================================
                                                                    2,172,969
=============================================================================

ELECTRIC UTILITIES-1.49%

Dominion Resources, Inc.                             9,900            631,917
-----------------------------------------------------------------------------
FPL Group, Inc.                                      9,400            614,948
-----------------------------------------------------------------------------
Southern Co. (The)                                  19,800            598,950
=============================================================================
                                                                    1,845,815
=============================================================================

ENVIRONMENTAL SERVICES-0.47%

Waste Management, Inc.                              19,500            577,200
=============================================================================

FOOD DISTRIBUTORS-0.90%

Sysco Corp.                                         30,000          1,116,900
=============================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                   9,800            670,908
=============================================================================

GENERAL MERCHANDISE STORES-0.73%

Target Corp.                                        23,500            902,400
=============================================================================

HEALTH CARE EQUIPMENT-4.75%

Boston Scientific Corp.(a)                          55,300          2,032,828
-----------------------------------------------------------------------------
Medtronic, Inc.                                     33,800          1,643,018
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                           10,900            668,715
-----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            21,800          1,534,720
=============================================================================
                                                                    5,879,281
=============================================================================

HOME IMPROVEMENT RETAIL-1.76%

Home Depot, Inc. (The)                              61,600          2,186,184
=============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-0.61%

Carnival Corp. (Panama)                             18,900       $    750,897
=============================================================================

HOUSEHOLD PRODUCTS-2.70%

Colgate-Palmolive Co.                               17,900            895,895
-----------------------------------------------------------------------------
Procter & Gamble Co. (The)                          24,500          2,447,060
=============================================================================
                                                                    3,342,955
=============================================================================

HYPERMARKETS & SUPER CENTERS-2.67%

Wal-Mart Stores, Inc.                               62,300          3,305,015
=============================================================================

INDUSTRIAL CONGLOMERATES-3.65%

3M Co.                                               8,800            748,264
-----------------------------------------------------------------------------
General Electric Co.                               101,500          3,144,470
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                   23,600            625,400
=============================================================================
                                                                    4,518,134
=============================================================================

INDUSTRIAL GASES-0.58%

Air Products & Chemicals, Inc.                      13,700            723,771
=============================================================================

INDUSTRIAL MACHINERY-0.61%

Danaher Corp.                                        8,300            761,525
=============================================================================

INTEGRATED OIL & GAS-2.32%

Exxon Mobil Corp.                                   70,000          2,870,000
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.52%

SBC Communications Inc.                             24,800            646,536
=============================================================================

INTERNET RETAIL-0.62%

eBay Inc.(a)                                        11,900            768,621
=============================================================================

INVESTMENT BANKING & BROKERAGE-4.55%

Goldman Sachs Group, Inc. (The)                     19,600          1,935,108
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           31,800          1,865,070
-----------------------------------------------------------------------------
Morgan Stanley                                      31,800          1,840,266
=============================================================================
                                                                    5,640,444
=============================================================================

LIFE & HEALTH INSURANCE-0.53%

Prudential Financial, Inc.                          15,700            655,789
=============================================================================

MANAGED HEALTH CARE-1.59%

UnitedHealth Group Inc.                             33,800          1,966,484
=============================================================================

MOVIES & ENTERTAINMENT-1.69%

Viacom Inc.-Class B                                 47,100          2,090,298
=============================================================================

MULTI-LINE INSURANCE-2.02%

American International Group, Inc.                  37,700          2,498,756
=============================================================================

OIL & GAS DRILLING-1.01%

ENSCO International Inc.                            21,900            595,023
-----------------------------------------------------------------------------

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------
OIL & GAS DRILLING-(CONTINUED)

Nabors Industries, Ltd. (Bermuda)(a)                15,900       $    659,850
=============================================================================
                                                                    1,254,873
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Schlumberger Ltd. (Netherlands)                     18,000            984,960
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.74%

Citigroup Inc.                                      95,500          4,635,570
=============================================================================

PHARMACEUTICALS-6.18%

Allergan, Inc.                                      12,900            990,849
-----------------------------------------------------------------------------
Johnson & Johnson                                   23,600          1,219,176
-----------------------------------------------------------------------------
Pfizer Inc.                                         93,800          3,313,954
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          15,000            850,650
-----------------------------------------------------------------------------
Wyeth                                               30,100          1,277,745
=============================================================================
                                                                    7,652,374
=============================================================================

RAILROADS-0.61%

Canadian National Railway Co. (Canada)              12,000            759,360
=============================================================================

REGIONAL BANKS-0.71%

Fifth Third Bancorp                                 14,900            880,590
=============================================================================

RESTAURANTS-0.51%

McDonald's Corp.                                    25,600            635,648
=============================================================================

SEMICONDUCTOR EQUIPMENT-2.33%

Applied Materials, Inc.(a)                          53,000          1,189,850
-----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                 14,200            833,114
-----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           20,600            866,230
=============================================================================
                                                                    2,889,194
=============================================================================

SEMICONDUCTORS-6.54%

Analog Devices, Inc.                                24,500          1,118,425
-----------------------------------------------------------------------------
Intel Corp.                                         99,100          3,191,020
-----------------------------------------------------------------------------
Linear Technology Corp.                             21,900            921,333
-----------------------------------------------------------------------------
Microchip Technology Inc.                           30,400          1,014,144
-----------------------------------------------------------------------------
Texas Instruments Inc.                              23,800            699,244
-----------------------------------------------------------------------------
Xilinx, Inc.(a)                                     29,700          1,150,578
=============================================================================
                                                                    8,094,744
=============================================================================

SOFT DRINKS-1.32%

Coca-Cola Co. (The)                                 15,900            806,925
-----------------------------------------------------------------------------
PepsiCo, Inc.                                       17,700            825,174
=============================================================================
                                                                    1,632,099
=============================================================================

SPECIALTY STORES-1.66%

Bed Bath & Beyond Inc.(a)                           27,000          1,170,450
-----------------------------------------------------------------------------
Staples, Inc.(a)                                    32,400            884,520
=============================================================================
                                                                    2,054,970
=============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.57%

Computer Associates International, Inc.             26,500       $    724,510
-----------------------------------------------------------------------------
Microsoft Corp.                                    155,300          4,276,962
-----------------------------------------------------------------------------
Oracle Corp.(a)                                     99,500          1,313,400
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                           49,000          1,820,840
=============================================================================
                                                                    8,135,712
=============================================================================

THRIFTS & MORTGAGE FINANCE-1.05%

Fannie Mae                                          17,400          1,306,044
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.09%

AT&T Wireless Services Inc.(a)                      44,100            352,359
-----------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)             39,900            999,096
=============================================================================
                                                                    1,351,455
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $104,392,610)                               119,375,122
=============================================================================

                                                PRINCIPAL           MARKET
                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BILLS-0.40%

  0.86%, 03/18/04 (Cost $499,075)(b)            $  500,000(c)    $    499,025
=============================================================================

                                                  SHARES
=============================================================================
MONEY MARKET FUNDS-3.24%

Liquid Assets Portfolio(d)                       2,005,186          2,005,186
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                          2,005,186          2,005,186
=============================================================================
    Total Money Market Funds (Cost
      $4,010,372)                                                   4,010,372
=============================================================================
TOTAL INVESTMENTS-100.03% (Cost $108,902,057)                     123,884,519
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.03%)                                 (41,306)
=============================================================================
NET ASSETS-100.00%                                               $123,843,213
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section E and Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $104,891,685)                                  $119,874,147
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,010,372)                                 4,010,372
-------------------------------------------------------------
Receivables for:
  Investments sold                                    199,797
-------------------------------------------------------------
  Variation margin                                      2,900
-------------------------------------------------------------
  Fund shares sold                                     57,322
-------------------------------------------------------------
  Dividends                                            80,288
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     20,128
=============================================================
    Total assets                                  124,244,954
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               288,161
-------------------------------------------------------------
  Fund shares reacquired                                7,788
-------------------------------------------------------------
  Deferred compensation and retirement plans           20,964
-------------------------------------------------------------
Accrued administrative services fees                   68,756
-------------------------------------------------------------
Accrued distribution fees -- Series II                    680
-------------------------------------------------------------
Accrued transfer agent fees                                67
-------------------------------------------------------------
Accrued operating expenses                             15,325
=============================================================
    Total liabilities                                 401,741
=============================================================
Net assets applicable to shares outstanding      $123,843,213
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $135,844,854
-------------------------------------------------------------
Undistributed net investment income                   113,344
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (27,111,504)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                 14,996,519
=============================================================
                                                 $123,843,213
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $122,542,686
_____________________________________________________________
=============================================================
Series II                                        $  1,300,527
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           18,640,709
_____________________________________________________________
=============================================================
Series II                                             198,820
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.57
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.54
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,373)                                        $ 1,091,728
------------------------------------------------------------
Dividends from affiliated money market funds          48,611
------------------------------------------------------------
Interest                                               5,134
============================================================
    Total investment income                        1,145,473
============================================================

EXPENSES:

Advisory fees                                        675,009
------------------------------------------------------------
Administrative services fees                         265,238
------------------------------------------------------------
Custodian fees                                        27,940
------------------------------------------------------------
Distribution fees -- Series II                         1,675
------------------------------------------------------------
Transfer agent fees                                    6,118
------------------------------------------------------------
Trustees' fees                                         9,721
------------------------------------------------------------
Other                                                 30,774
============================================================
    Total expenses                                 1,016,475
============================================================
Less: Fees waived and expense offset
  arrangements                                          (866)
============================================================
    Net expenses                                   1,015,609
============================================================
Net investment income                                129,864
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,957,940)
------------------------------------------------------------
  Futures contracts                                  412,895
============================================================
                                                  (3,545,045)
============================================================
Change in net unrealized appreciation of:
  Investment securities                           24,360,686
------------------------------------------------------------
  Futures contracts                                   57,371
============================================================
                                                  24,418,057
============================================================
Net gain from investment securities and futures
  contracts                                       20,873,012
============================================================
Net increase in net assets resulting from
  operations                                     $21,002,876
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    129,864    $    (18,314)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                           (3,545,045)    (15,015,065)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 24,418,057      (5,387,912)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 21,002,876     (20,421,291)
==========================================================================================
Share transactions-net:
  Series I                                                      36,219,348      25,763,748
------------------------------------------------------------------------------------------
  Series II                                                        858,157         291,643
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               37,077,505      26,055,391
==========================================================================================
    Net increase in net assets                                  58,080,381       5,634,100
==========================================================================================

NET ASSETS:

  Beginning of year                                             65,762,832      60,128,732
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $113,344 and $(16,520) for 2003 and 2002,
    respectively)                                             $123,843,213    $ 65,762,832
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                            AIM V.I. BLUE CHIP FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $854.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $265,238 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $8,446 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,675.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                     MARKET                     PROCEEDS       UNREALIZED       MARKET
                                     VALUE       PURCHASES        FROM        APPRECIATION      VALUE      DIVIDEND    REALIZED
FUND                               12/31/2002     AT COST        SALES       (DEPRECIATION)   12/31/2003    INCOME    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio            $1,909,358   $20,974,430   $(20,878,602)      $  --        $2,005,186   $24,567       $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio               1,909,358    20,974,430     (20,878,602)         --        2,005,186     24,044          --
=================================================================================================================================
                                   $3,818,716   $41,948,860   $(41,757,204)      $  --        $4,010,372   $48,611       $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $11 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $12.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,739 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2003, $77,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                   OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET      UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT      VALUE      APPRECIATION
--------------------------------------------------------------------------
S&P 500 Futures            4       Mar-04/Long   $1,110,600     $14,057
__________________________________________________________________________
==========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    133,423
-------------------------------------------------------------
Unrealized appreciation -- investments              9,070,506
-------------------------------------------------------------
Temporary book/tax differences                        (20,079)
-------------------------------------------------------------
Capital loss carryforward                         (21,144,590)
-------------------------------------------------------------
Post-October capital loss deferral                    (40,901)
-------------------------------------------------------------
Shares of beneficial interest                     135,844,854
=============================================================
Total net assets                                 $123,843,213
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

                            AIM V.I. BLUE CHIP FUND

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
December 31, 2008                          $   427,121
-------------------------------------------------------
December 31, 2009                            5,392,628
-------------------------------------------------------
December 31, 2010                           11,780,141
-------------------------------------------------------
December 31, 2011                            3,544,700
=======================================================
Total capital loss carryforward            $21,144,590
_______________________________________________________
=======================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $57,779,833 and $20,295,070, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $12,298,853
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (3,228,347)
============================================================
Net unrealized appreciation of investment
  securities                                     $ 9,070,506
____________________________________________________________
============================================================
Cost of investments for tax purposes is $114,814,013.

NOTE 10--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------
                                  2003                          2002
                       --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold:
  Series I              9,203,880    $ 53,263,047     7,212,098    $ 43,703,169
-------------------------------------------------------------------------------
  Series II*              320,667       1,892,028        59,871         337,748
===============================================================================
Reacquired:
  Series I             (3,034,247)    (17,043,699)   (3,203,422)    (17,939,421)
-------------------------------------------------------------------------------
  Series II*             (173,989)     (1,033,871)       (7,729)        (46,105)
===============================================================================
                        6,316,311    $ 37,077,505     4,060,818    $ 26,055,391
_______________________________________________________________________________
===============================================================================

* Series II shares commenced sales on March 13, 2002.


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                             --------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                                                                                                                (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                             --------------------------------------------         DECEMBER 31,
                                                               2003          2002       2001       2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   5.25       $  7.11    $  9.18    $ 10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01(a)       0.00(a)   (0.01)      0.02(a)           0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.31         (1.86)     (2.06)     (0.84)             0.00
=================================================================================================================================
    Total from investment operations                             1.32         (1.86)     (2.07)     (0.82)             0.00
=================================================================================================================================
Net asset value, end of period                               $   6.57       $  5.25    $  7.11    $  9.18            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 25.14%       (26.16)%   (22.54)%    (8.18)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $122,543       $65,490    $60,129    $29,787            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.13%(c)      1.18%      1.26%      1.31%(d)          1.30%(d)(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      0.14%(c)     (0.03)%    (0.17)%     0.07%             3.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                         24%           38%        19%        15%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $89,331,262.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.13% and 12.49% (annualized) for the year ended December 31, 2000 and for the period ended December 31, 1999, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                            AIM V.I. BLUE CHIP FUND

                                                                         SERIES II
                                                              --------------------------------
                                                                                MARCH 13, 2002
                                                                                 (DATE SALES
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 5.24            $  7.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.01)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.31              (1.75)
==============================================================================================
    Total from investment operations                               1.30              (1.76)
==============================================================================================
Net asset value, end of period                                   $ 6.54            $  5.24
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.81%            (25.14)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,301            $   273
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.38%(c)           1.43%(d)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.11)%(c)         (0.28)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           24%                38%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $669,925.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                            AIM V.I. BLUE CHIP FUND

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                            AIM V.I. BLUE CHIP FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993           Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                           Inc. (financial services holding company); and
  President                                       Director and Vice Chairman, AMVESCAP PLC and
                                                  Chairman of AMVESCAP PLC -- AIM Division (parent
                                                  of AIM and a global investment management firm)
                                                  Formerly: President and Chief Executive Officer,
                                                  A I M Management Group Inc.; Director, Chairman
                                                  and President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director and Chairman,
                                                  A I M Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors, Inc.
                                                  (registered broker dealer), AIM Investment
                                                  Services, Inc., (registered transfer agent), and
                                                  Fund Management Company (registered broker
                                                  dealer); and Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
--------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003           Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                      A I M Management Group Inc. (financial services
  President                                       holding company); Director, Chairman and
                                                  President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director, A I M Capital
                                                  Management, Inc. (registered investment advisor)
                                                  and A I M Distributors, Inc. (registered broker
                                                  dealer); Director and Chairman, AIM Investment
                                                  Services, Inc. (registered transfer agent), and
                                                  Fund Management Company (registered broker
                                                  dealer); and Chief Executive Officer, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President and
                                                  Chief Executive Officer, INVESCO Funds Group,
                                                  Inc. and INVESCO Distributors, Inc.; Chief
                                                  Executive Officer, AMVESCAP PLC -- Managed
                                                  Products; Chairman and Chief Executive Officer
                                                  of NationsBanc Advisors, Inc.; and Chairman of
                                                  NationsBanc Investments, Inc.
--------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001           Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                            (registered
                                                  Formerly: Partner, law firm of Baker & McKenzie    investment company)
--------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993           Chairman, Crockett Technology Associates           ACE Limited
  Trustee                                         (technology consulting company)                    (insurance company);
                                                                                                     and Captaris, Inc.
                                                                                                     (unified messaging
                                                                                                     provider)
--------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000           Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                         business corporations, including the Boss Group    (Chairman)
                                                  Ltd. (private investment and management) and       (registered
                                                  Magellan Insurance Company                         investment company);
                                                                                                     Annuity and Life Re
                                                  Formerly: Director, President and Chief            (Holdings), Ltd.
                                                  Executive Officer, Volvo Group North America,      (insurance company)
                                                  Inc.; Senior Vice President, AB Volvo; and
                                                  director of various affiliated Volvo companies
--------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998           Retired                                            None
  Trustee
                                                  Formerly: Chairman, Mercantile Mortgage Corp.;
                                                  President and Chief Operating Officer,
                                                  Mercantile-Safe Deposit & Trust Co.; and
                                                  President, Mercantile Bankshares Corp.
--------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First Century      Administaff,
  Trustee                                         Group, Inc. (government affairs company) and       Discovery Global
                                                  Texana Timber LP (sustainable forestry company)    Education Fund
                                                                                                     (non-profit)
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. BLUE CHIP FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                        (registered
                                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                             USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1993               Partner, law firm of Pennock & Cooper              None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                            None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1993               Executive Vice President, Development and          None
  Trustee                                             Operations Hines Interests Limited Partnership
                                                      (real estate development company)
------------------------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                           General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                 (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                      and Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           1993               Managing Director and Director of Money Market     N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                        Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                      A I M Capital Management, Inc; Director and
                                                      President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                            AIM V.I. BLUE CHIP FUND

                                              AIM V.I. CAPITAL APPRECIATION FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT
                     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital.




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--





===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                       AIM V.I. CAPITAL APPRECIATION FUND


FUND POSTS DOUBLE-DIGIT GAINS                                                             performance of growth and value stocks
FOR FISCAL YEAR                                                                           was similar, although mid-cap growth
                                                                                          stocks generally outperformed their value
For the year ended December 31, 2003, AIM    40.86% from its low through the end of       counterparts.
V. I. Capital Appreciation Fund, Series I    the reporting period.
and Series II shares, posted returns of                                                   YOUR FUND
29.52% and 29.18%, respectively. The fund        During this rally, the United States
slightly outperformed the S&P 500(R)         and its allies took military action          During the fiscal year, we increased the
Index, frequently cited as a measure of      against Iraq and toppled the regime of       proportion of the fund's holdings in
the performance of the U.S. stock market     Saddam Hussein. The nation's gross           stocks that we consider more economically
in general, which returned 28.67% over       domestic product, generally considered       sensitive. Simultaneously, we reduced its
the same period. The fund's more             the broadest measure of economic             exposure to stocks that we regard as more
economically sensitive stocks,               activity, expanded at an annualized rate     defensive core-growth holdings. We made
particularly in the information              of 3.1% in the second quarter, 8.2% in       these adjustments in response to
technology sector, helped it outperform      the third quarter, and 4.0% in the fourth    generally improving economic and market
the S&P 500.                                 quarter of 2003. As of the close of the      conditions. Over the reporting period, we
                                             year, approximately 64% of the companies     noted that the fund's economically
    The fund performed in line with the      in the S&P 500 had reported third-quarter    sensitive holdings generally appreciated
Russell 1000(R) Growth Index, which          earnings that exceeded analysts'             more than its core-growth holdings.
returned 29.75% for the year, but trailed    expectations while approximately 20.5%
the Lipper Multi-Cap Growth Index, which     had reported earnings that met those             During the year, we increased the
returned 35.38% for the same period. We      estimates. The job market, while             fund's exposure to the information
believe that the fund underperformed the     improving, continued to be weak, however,    technology and consumer discretionary
Lipper index because it had a large-cap      as the nation's unemployment rate stood      sectors while maintaining about the same
focus while other funds in the index had     at 5.7% at the close of the year.            weighting in health care. These three
more holdings in small- and mid-cap                                                       sectors had the most positive impact on
stocks, which generally outperformed             All sectors of the S&P 500 recorded      fund performance and represented the
large-cap stocks.                            gains for the fiscal year. Information       portfolio's largest sector weightings at
                                             technology, materials and consumer           the close of the reporting period. Within
MARKET CONDITIONS                            discretionary were the top-performing        the information technology sector,
                                             sectors while telecommunication services,    semiconductor stocks performed well for
Amid a backdrop of generally improving       consumer staples and health care were the    the fund.
economic conditions, the S&P 500 declined    weakest-performing sectors.
at the beginning of 2003, dropping to its                                                     We reduced the fund's weighting in
lowest level of the year on March 11. The        Small- and mid-cap stocks generally      the financials sector by selling
index then rallied, posting a cumulative     outperformed large-cap stocks for the        insurance stocks as rate increases within
total return of                              year. The                                    this sub-sector showed signs of
                                                                                          decelerating.


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03         TOP 10 INDUSTRIES* as of 12/31/03     FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                    2.9%     1. Semiconductors            6.9%    Total returns 12/31/02-12/31/03,
 2. Microchip Technology Inc.          2.1      2. Pharmaceuticals           5.5     excluding product issuer charges
 3. Fiserv, Inc.                       2.0      3. Health Care Equipment     5.3
 4. Cisco Systems, Inc                 1.8      4. Communications Equipment  4.8     Series I Shares                         29.52%
 5. Clear Channel Communications, Inc. 1.8      5. Semiconductor Equipment   4.3     Series II Shares                        29.18
 6. Biomet, Inc.                       1.7      6. Systems Software          4.0     S&P 500 Index                           28.67
 7. Analog Devices, Inc.               1.7      7. Broadcasting & Cable TV   3.3     (Broad Market Index)
 8. Lam Research Corp.                 1.6      8. Specialty Stores          3.2     Russell 1000(R)Growth                   29.75
 9. CDW Corp                           1.6      9. Consumer Finance          3.0     (Style-Specific Index)
10. Dell Inc.                          1.6     10. Data Processing &                 Lipper Multi-Cap Growth Fund Index      35.38
                                                   Outsourced Services       2.6     (Peer Group Index)
                                                                                     Source: Lipper, Inc.
                                                                                     TOTAL NUMBER OF HOLDINGS*                 131
                                                                                     TOTAL NET ASSETS                 $1.0 Billion
====================================================================================================================================


                                                                                     ===============================================
                                                                                               PORTFOLIO MANAGEMENT TEAM
                                                                                                     AS OF 12/31/03
                                                                                                 CHRISTIAN A. COSTANZO
                                                                                                      ROBERT LLOYD
                                                                                                    BRYAN UNTERHALTER
                                                                                           KENNETH A. ZSCHAPPEL, LEAD MANAGER
                                                                                          ASSISTED BY THE MULTI-CAP GROWTH TEAM
                                                                                     ===============================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                  AIM V.I. CAPITAL APPRECIATION FUND


Stocks that enhanced performance included    RESULTS OF A $10,000 INVESTMENT
Lam Research, a large manufacturer of        5/5/93-12/31/03
semiconductor processing equipment, and      Index data from 4/30/93
Teva Pharmaceutical Industries, a major
generic drug company. In October, Lam                                            [LINE CHART]
reported a 10% increase in new orders for
the most recent calendar quarter. Teva                                                    AIM V.I. CAPITAL
reported a 34% increase in sales for the                   S&P 500      RUSSELL 1000      APPRECIATION FUND     LIPPER MULTI-CAP
first nine months of 2003, partially                        INDEX       GROWTH INDEX       SERIES I SHARES      GROWTH FUND INDEX
because of the sale of 14 new products in      5/5/1993     10000          10000                10000                  10000
the North American market.                   12/31/1993     10807          10809                11950                  11583
                                             12/31/1994     10949          11092                12249                  11256
Detracting from performance was Lockheed     12/31/1995     15058          15216                16621                  15052
Martin, one of the world's largest           12/31/1996     18513          18734                19547                  17739
defense contractors. This stock declined     12/31/1997     24687          24446                22192                  21810
even though the company reported a 23%       12/31/1998     31748          33909                26480                  27218
increase in sales for the third quarter      12/31/1999     38425          45152                38300                  39834
of 2003 over the comparable period for       12/31/2000     34928          35027                34124                  35033
the previous year.                           12/31/2001     30780          27873                26180                  26218
                                             12/31/2002     23980          20101                19801                  18399
IN CLOSING                                   12/31/2003     30854          26081                25625                  24909

We are pleased to have provided positive     Past performance cannot guarantee comparable future results.
returns to the fund's shareholders for
the fiscal year ended December 31, 2003      In evaluating this chart, please note that the chart uses a logarithmic scale
by investing principally in stocks of        along the vertical axis (the value scale). This means that each scale increment
companies which we believe are likely to     always represents the same percent change in price; in a linear chart each scale
benefit from new or innovative products,     increment always represents the same absolute change in price. In this example,
services or processes as well as those       the scale increment between $5,000 and $10,000 is the same as that between
that have experienced above-average          $10,000 and $20,000. In a linear chart, the latter scale increment would be
long-term growth in earnings and have        twice as large. The benefit of using a logarithmic scale is that it better
excellent prospects for future growth.       illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment
                  -----                      to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the
AVERAGE ANNUAL TOTAL RETURNS                 value of the fund and the indexes during the fund's early years. AIM uses a
-----------------------------------------    logarithmic scale in financial reports of funds that have more than five years
As of 12/31/03                               of performance history.

SERIES I SHARES                              *Series II shares were first offered         ABOUT INDEXES USED IN THIS REPORT
Inception (5/5/93)                  9.23%    8/21/01. Returns prior to that date are      The unmanaged Standard & Poor's Composite
 10 Years                           7.93     hypothetical results based on the            Index of 500 Stocks (the S&P 500) is an
  5 Years                          -0.64     performance of Series I shares (Since        index of common stocks frequently used as
  1 Year                           29.52     12/31/93), adjusted to reflect Series II     a general measure of U.S. stock market
                                             12b-1 fees. The Series I and Series II       performance.
SERIES II SHARES*                            shares invest in the same portfolio of
 10 Years                           7.66%    securities and will have substantially           The unmanaged Russell 1000(R) Growth
  5 Years                          -0.88     similar performance, except to the extent    Index is a subset of the unmanaged
  1 Year                           29.18     that expenses borne by each class differ.    Russell 1000(R) Index, which represents
                                                                                          the performance of the stocks of
                                                 Current performance may be lower or      large-capitalization companies; the
                                             higher than the performance data quoted.     Growth subset measures the performance of
                                             Past performance cannot guarantee            Russell 1000 companies with higher
                                             comparable future results. Due to            price/book ratios and higher forecasted
                                             significant market volatility, results of    growth values.
                                             an investment made today may differ
                                             substantially from the historical                The unmanaged Lipper Multi-Cap Growth
                                             performance shown. Please see your           Fund Index represents an average of the
                                             financial advisor for more current           performance of the 30 largest
                                             performance. Fund performance figures are    multi-capitalization growth funds tracked
                                             historical, and they reflect fund            by Lipper, Inc., an independent mutual
                                             expenses, the reinvestment of                fund performance monitor.
                                             distributions and changes in net asset
                                             value. The fund's investment return and          A direct investment cannot be made in
                                             principal value will fluctuate, so an        an index. Unless otherwise indicated,
                                             investor's shares, when redeemed, may be     index results include reinvested
                                             worth more or less than their original       dividends, and they do not reflect sales
                                             cost.                                        charges. Performance of an index of funds
                                                                                          reflects fund expenses. Performance of a
                                                 AIM Variable Insurance Funds are         market index does not.
                                             offered through insurance company
                                             separate accounts to fund variable               Industry classifications used in
                                             annuity contracts and variable life          this report are generally according
                                             insurance policies, and through certain      to the Global Industry Classification
                                             pension or retirement plans. Performance     Standard, which was developed by and is
                                             figures given represent the fund and are     the exclusive property and a service mark
                                             not intended to reflect actual variable      of Morgan Stanley Capital International
                                             product values. They do not reflect sales    Inc. and Standard & Poor's.
                                             charges, expenses and fees at the
                                             separate-account level.                      A description of the policies and
                                                                                          procedures that the Fund uses to
                                                 Sales charges, expenses and fees,        determine how to vote proxies relating to
                                             which are determined by the product          portfolio securities is available without
                                             issuers, will vary and will lower the        charge, upon request, by calling
                                             total return.                                800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.
                                             PRINCIPAL RISKS OF INVESTING IN THE FUND
                                             Investing in small and mid-size companies
                                             may involve risks not associated with
                                             investing in more established companies.
                                             Also, small companies may have business
                                             risk, significant stock price
                                             fluctuations and illiquidity.

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.74%

ADVERTISING-1.80%

Lamar Advertising Co.(a)                          377,800   $   14,099,496
--------------------------------------------------------------------------
Omnicom Group Inc.                                 46,200        4,034,646
==========================================================================
                                                                18,134,142
==========================================================================

AEROSPACE & DEFENSE-0.64%

Lockheed Martin Corp.                             125,900        6,471,260
==========================================================================

AIR FREIGHT & LOGISTICS-0.59%

Expeditors International of Washington, Inc.       63,000        2,372,580
--------------------------------------------------------------------------
FedEx Corp.                                        53,000        3,577,500
==========================================================================
                                                                 5,950,080
==========================================================================

AIRLINES-0.81%

Southwest Airlines Co.                            503,700        8,129,718
==========================================================================

APPAREL RETAIL-2.46%

Chico's FAS, Inc.(a)                              125,900        4,652,005
--------------------------------------------------------------------------
Gap, Inc. (The)                                   629,600       14,613,016
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              251,800        5,552,190
==========================================================================
                                                                24,817,211
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.24%

Coach, Inc.(a)                                     63,100        2,382,025
==========================================================================

APPLICATION SOFTWARE-1.33%

Intuit Inc.(a)                                    157,400        8,328,034
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      105,700        5,141,248
==========================================================================
                                                                13,469,282
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.92%

Northern Trust Corp.                               94,400        4,382,048
--------------------------------------------------------------------------
State Street Corp.                                 94,400        4,916,352
==========================================================================
                                                                 9,298,400
==========================================================================

BIOTECHNOLOGY-2.00%

Amgen Inc.(a)                                     126,200        7,799,160
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  170,100        8,392,734
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           68,600        3,988,404
==========================================================================
                                                                20,180,298
==========================================================================

BROADCASTING & CABLE TV-3.25%

Clear Channel Communications, Inc.                379,600       17,776,668
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          269,160       10,682,961
--------------------------------------------------------------------------
Westwood One, Inc.(a)                             125,900        4,307,039
==========================================================================
                                                                32,766,668
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

CASINOS & GAMING-0.70%

MGM MIRAGE(a)                                     188,900   $    7,104,529
==========================================================================

COMMUNICATIONS EQUIPMENT-4.82%

Avaya Inc.(a)                                     251,800        3,258,292
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            755,500       18,351,095
--------------------------------------------------------------------------
Corning Inc.(a)                                   503,700        5,253,591
--------------------------------------------------------------------------
Foundry Networks, Inc.(a)                         314,800        8,612,928
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         251,800        4,703,624
--------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)               1,574,000        6,658,020
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 49,000        1,816,430
==========================================================================
                                                                48,653,980
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.65%

Best Buy Co., Inc.                                126,100        6,587,464
==========================================================================

COMPUTER HARDWARE-1.59%

Dell Inc.(a)                                      472,200       16,035,912
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.03%

EMC Corp.(a)                                      643,500        8,314,020
--------------------------------------------------------------------------
Western Digital Corp.(a)                          172,400        2,032,596
==========================================================================
                                                                10,346,616
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.39%

Caterpillar, Inc.                                  88,100        7,314,062
--------------------------------------------------------------------------
Deere & Co.                                       102,800        6,687,140
==========================================================================
                                                                14,001,202
==========================================================================

CONSUMER FINANCE-3.02%

American Express Co.                              283,300       13,663,559
--------------------------------------------------------------------------
MBNA Corp.                                        390,300        9,698,955
--------------------------------------------------------------------------
SLM Corp.                                         188,900        7,117,752
==========================================================================
                                                                30,480,266
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.57%

Fiserv, Inc.(a)                                   503,712       19,901,661
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      218,600        6,057,406
==========================================================================
                                                                25,959,067
==========================================================================

DEPARTMENT STORES-0.43%

Nordstrom, Inc.                                   125,900        4,318,370
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DIVERSIFIED BANKS-0.50%

Bank of America Corp.                              63,000   $    5,067,090
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.89%

Apollo Group, Inc.-Class A(a)                      88,100        5,990,800
--------------------------------------------------------------------------
Career Education Corp.(a)                          75,600        3,029,292
==========================================================================
                                                                 9,020,092
==========================================================================

DRUG RETAIL-0.91%

Walgreen Co.                                      251,800        9,160,484
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.73%

Agilent Technologies, Inc.(a)                     251,800        7,362,632
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.48%

Molex Inc.                                        137,800        4,807,842
==========================================================================

EMPLOYMENT SERVICES-0.79%

Robert Half International Inc.(a)                 340,900        7,956,606
==========================================================================

FOOD DISTRIBUTORS-0.58%

Sysco Corp.                                       157,400        5,860,002
==========================================================================

FOOD RETAIL-0.42%

Whole Foods Market, Inc.                           63,000        4,229,190
==========================================================================

GENERAL MERCHANDISE STORES-0.88%

Dollar General Corp.                              188,900        3,965,011
--------------------------------------------------------------------------
Family Dollar Stores, Inc.                        137,400        4,929,912
==========================================================================
                                                                 8,894,923
==========================================================================

HEALTH CARE DISTRIBUTORS-0.95%

AmerisourceBergen Corp.                            61,900        3,475,685
--------------------------------------------------------------------------
Cardinal Health, Inc.                             100,700        6,158,812
==========================================================================
                                                                 9,634,497
==========================================================================

HEALTH CARE EQUIPMENT-5.26%

Biomet, Inc.                                      474,825       17,288,378
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                        272,200       10,006,072
--------------------------------------------------------------------------
Guidant Corp.                                     105,600        6,357,120
--------------------------------------------------------------------------
Medtronic, Inc.                                   102,500        4,982,525
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          63,000        3,865,050
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          151,100       10,637,440
==========================================================================
                                                                53,136,585
==========================================================================

HEALTH CARE FACILITIES-0.51%

Health Management Associates, Inc.-Class A        214,800        5,155,200
==========================================================================

HEALTH CARE SERVICES-1.91%

AdvancePCS(a)                                     137,200        7,224,952
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              251,800        6,378,094
--------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   166,600        5,662,734
==========================================================================
                                                                19,265,780
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-0.82%

Lowe's Cos., Inc.                                 148,900   $    8,247,571
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.66%

Carnival Corp. (Panama)                           125,900        5,002,007
--------------------------------------------------------------------------
Marriott International, Inc.-Class A               63,000        2,910,600
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            157,400        5,475,946
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          94,400        3,395,568
==========================================================================
                                                                16,784,121
==========================================================================

HOUSEHOLD PRODUCTS-0.78%

Procter & Gamble Co. (The)                         79,300        7,920,484
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.32%

Wal-Mart Stores, Inc.                             251,800       13,357,990
==========================================================================

INDUSTRIAL CONGLOMERATES-0.56%

3M Co.                                             65,900        5,603,477
==========================================================================

INDUSTRIAL MACHINERY-2.17%

Danaher Corp.                                      63,000        5,780,250
--------------------------------------------------------------------------
Eaton Corp.                                        50,400        5,442,192
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              157,400       10,684,312
==========================================================================
                                                                21,906,754
==========================================================================

INTERNET RETAIL-2.13%

Amazon.com, Inc.(a)                               158,600        8,348,704
--------------------------------------------------------------------------
eBay Inc.(a)                                      127,000        8,202,930
--------------------------------------------------------------------------
InterActiveCorp.(a)                               146,100        4,957,173
==========================================================================
                                                                21,508,807
==========================================================================

INTERNET SOFTWARE & SERVICES-0.69%

Yahoo! Inc.(a)                                    154,300        6,969,731
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.08%

Goldman Sachs Group, Inc. (The)                   100,700        9,942,111
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         188,900       11,078,985
==========================================================================
                                                                21,021,096
==========================================================================

IT CONSULTING & OTHER SERVICES-0.33%

Accenture Ltd.-Class A (Bermuda)(a)               127,400        3,353,168
==========================================================================

MANAGED HEALTH CARE-2.27%

Aetna Inc.                                         74,800        5,054,984
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           137,600        8,005,568
--------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 101,500        9,844,485
==========================================================================
                                                                22,905,037
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.46%

Harley-Davidson, Inc.                              97,400   $    4,629,422
==========================================================================

MOVIES & ENTERTAINMENT-1.46%

Pixar, Inc.(a)                                     51,800        3,589,222
--------------------------------------------------------------------------
Viacom Inc.-Class B                               251,800       11,174,884
==========================================================================
                                                                14,764,106
==========================================================================

MULTI-LINE INSURANCE-0.55%

American International Group, Inc.                 84,200        5,580,776
==========================================================================

OIL & GAS DRILLING-1.48%

ENSCO International Inc.                          191,300        5,197,621
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              125,900        5,224,850
--------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   125,900        4,504,702
==========================================================================
                                                                14,927,173
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.33%

BJ Services Co.(a)                                147,300        5,288,070
--------------------------------------------------------------------------
Smith International, Inc.(a)                      113,300        4,704,216
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        94,400        3,398,400
==========================================================================
                                                                13,390,686
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.50%

Devon Energy Corp.                                 88,100        5,044,606
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                    251,800       12,222,372
==========================================================================

PERSONAL PRODUCTS-0.57%

Gillette Co. (The)                                157,400        5,781,302
==========================================================================

PHARMACEUTICALS-5.48%

Forest Laboratories, Inc.(a)                       63,000        3,893,400
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 152,700       10,739,391
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              107,900        7,693,270
--------------------------------------------------------------------------
Pfizer Inc.                                       325,100       11,485,783
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        282,700       16,031,917
--------------------------------------------------------------------------
Wyeth                                             128,500        5,454,825
==========================================================================
                                                                55,298,586
==========================================================================

PUBLISHING-0.60%

Gannett Co., Inc.                                  63,000        5,617,080
--------------------------------------------------------------------------
Getty Images, Inc.(a)                               7,700          386,001
==========================================================================
                                                                 6,003,081
==========================================================================

RESTAURANTS-2.22%

McDonald's Corp.                                  251,800        6,252,194
--------------------------------------------------------------------------
Outback Steakhouse, Inc.                          152,800        6,755,288
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

P.F. Chang's China Bistro, Inc.(a)                 88,100   $    4,482,528
--------------------------------------------------------------------------
Wendy's International, Inc.                       125,900        4,940,316
==========================================================================
                                                                22,430,326
==========================================================================

SEMICONDUCTOR EQUIPMENT-4.26%

Applied Materials, Inc.(a)                        406,000        9,114,700
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               219,000       12,848,730
--------------------------------------------------------------------------
Lam Research Corp.(a)                             503,700       16,269,510
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 188,900        4,807,505
==========================================================================
                                                                43,040,445
==========================================================================

SEMICONDUCTORS-6.85%

Analog Devices, Inc.                              377,800       17,246,570
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          88,000        2,999,920
--------------------------------------------------------------------------
Linear Technology Corp.                           251,800       10,593,226
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         75,600        2,867,508
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   220,400       10,975,920
--------------------------------------------------------------------------
Microchip Technology Inc.                         638,225       21,291,186
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            304,776        3,120,906
==========================================================================
                                                                69,095,236
==========================================================================

SPECIALIZED FINANCE-0.57%

Moody's Corp.                                      94,400        5,715,920
==========================================================================

SPECIALTY STORES-3.22%

Bed Bath & Beyond Inc.(a)                         366,500       15,887,775
--------------------------------------------------------------------------
Staples, Inc.(a)                                  314,800        8,594,040
--------------------------------------------------------------------------
Tiffany & Co.                                      80,100        3,620,520
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          125,900        4,377,543
==========================================================================
                                                                32,479,878
==========================================================================

SYSTEMS SOFTWARE-4.03%

Microsoft Corp.                                 1,070,300       29,476,062
--------------------------------------------------------------------------
Oracle Corp.(a)                                   314,800        4,155,360
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         188,900        7,019,524
==========================================================================
                                                                40,650,946
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.61%

CDW Corp.                                         281,200       16,242,112
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.48%

Nextel Communications, Inc.-Class A(a)            229,200        6,431,352
--------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             3,443,230        8,514,824
==========================================================================
                                                                14,946,176
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $737,521,464)                            986,458,798
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-1.98%

Liquid Assets Portfolio(b)                      9,991,889   $    9,991,889
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                         9,991,889        9,991,889
==========================================================================
    Total Money Market Funds (Cost
      $19,983,778)                                              19,983,778
==========================================================================
TOTAL INVESTMENTS-99.72% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $757,505,242)                1,006,442,576
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.99%

Liquid Assets Portfolio(b)(c)                  30,149,300       30,149,300
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $30,149,300)                                        30,149,300
==========================================================================
TOTAL INVESTMENTS-102.71% (Cost $787,654,542)                1,036,591,876
==========================================================================
OTHER ASSETS LESS LIABILITIES-(2.71%)                          (27,305,774)
==========================================================================
NET ASSETS-100.00%                                          $1,009,286,102
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $737,521,464)*                               $  986,458,798
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $50,133,078)                               50,133,078
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,086,710
-------------------------------------------------------------
  Fund shares sold                                    311,755
-------------------------------------------------------------
  Dividends                                           473,274
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     74,726
-------------------------------------------------------------
Other assets                                              193
=============================================================
    Total assets                                1,040,538,534
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              398,213
-------------------------------------------------------------
  Deferred compensation and retirement plans          105,374
-------------------------------------------------------------
  Collateral upon return of securities loaned      30,149,300
-------------------------------------------------------------
Accrued administrative services fees                  533,368
-------------------------------------------------------------
Accrued distribution fees -- Series II                 38,646
-------------------------------------------------------------
Accrued transfer agent fees                             4,007
-------------------------------------------------------------
Accrued operating expenses                             23,524
=============================================================
    Total liabilities                              31,252,432
=============================================================
Net assets applicable to shares outstanding    $1,009,286,102
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,236,880,333
-------------------------------------------------------------
  Undistributed net investment income (loss)          (92,177)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                         (476,442,225)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies             248,940,171
=============================================================
                                               $1,009,286,102
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $  938,819,999
_____________________________________________________________
=============================================================
Series II                                      $   70,466,103
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           44,119,717
_____________________________________________________________
=============================================================
Series II                                           3,330,531
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.28
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.16
_____________________________________________________________
=============================================================


* At December 31, 2003, securities with an aggregate market value of $28,844,544 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $31,527)                                       $  5,049,862
-------------------------------------------------------------
Dividends from affiliated money market funds**        317,092
=============================================================
  Total investment income                           5,366,954
=============================================================

EXPENSES:

Advisory fees                                       5,305,478
-------------------------------------------------------------
Administrative services fees                        1,906,559
-------------------------------------------------------------
Custodian fees                                         62,655
-------------------------------------------------------------
Distribution fees--Series II                          107,842
-------------------------------------------------------------
Transfer agent fees                                    48,791
-------------------------------------------------------------
Trustees' fees                                         20,108
-------------------------------------------------------------
Other                                                  31,187
=============================================================
    Total expenses                                  7,482,620
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (6,011)
=============================================================
    Net expenses                                    7,476,609
=============================================================
Net investment income (loss)                       (2,109,655)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTIONS CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (55,984,170)
-------------------------------------------------------------
  Foreign currencies                                   68,669
-------------------------------------------------------------
  Option contracts written                             31,799
=============================================================
                                                  (55,883,702)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                           283,912,177
-------------------------------------------------------------
  Foreign currencies                                    2,443
=============================================================
                                                  283,914,620
=============================================================
Net gain from investment securities and foreign
  currencies                                      228,030,918
=============================================================
Net increase in net assets resulting from
  operations                                     $225,921,263
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,109,655)   $   (2,676,481)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts:                     (55,883,702)     (155,812,148)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 283,914,620      (118,601,093)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  225,921,263      (277,089,722)
==============================================================================================
Share transactions-net:
  Series I                                                       (38,246,197)     (123,222,717)
----------------------------------------------------------------------------------------------
  Series II                                                       34,680,159        23,479,493
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (3,566,038)      (99,743,224)
==============================================================================================
    Net increase (decrease) in net assets                        222,355,225      (376,832,946)
==============================================================================================

NET ASSETS:

  Beginning of year                                              786,930,877     1,163,763,823
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(92,177) and $(92,938) for 2003 and 2002,
    respectively)                                             $1,009,286,102    $  786,930,877
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. CAPITAL APPRECIATION FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $5,898.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $1,906,559 for such services of which AIM retained $208,585 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $53,308 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $107,842.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from security lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                       12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio           $12,440,001     $176,856,839    $(179,304,951)       $  --         $ 9,991,889     $155,278        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio   12,440,001      176,856,839     (179,304,951)          --         $ 9,991,889      151,221           --
=================================================================================================================================
    Subtotal          $24,880,002     $353,713,678    $(358,609,902)       $  --         $19,983,778     $306,499        $  --
=================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                       12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio           $        --     $155,938,100    $(125,788,800)       $  --         $30,149,300     $ 10,593        $  --
=================================================================================================================================

    Total             $24,880,002     $509,651,778    $(484,398,702)       $  --         $50,133,078     $317,092        $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $138,848.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $2 and reductions in custodian fees of $111 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $113.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $5,904 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

                       AIM V.I. CAPITAL APPRECIATION FUND

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. The Fund could also experience delays and costs in gaining access to the collateral.

    At December 31, 2003, securities with an aggregate value of $28,844,544 were on loan to brokers. The loans were secured by cash collateral of $30,149,300 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $10,593 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 347        117,978
----------------------------------------------------------
Exercised                              (197)       (86,179)
----------------------------------------------------------
Expired                                (150)       (31,799)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  239,973,049
-------------------------------------------------------------
Temporary book/tax differences                        (92,052)
-------------------------------------------------------------
Capital loss carryforward                        (467,475,104)
-------------------------------------------------------------
Post-October currency loss deferral                      (124)
-------------------------------------------------------------
Shares of beneficial interest                   1,236,880,333
=============================================================
Total net assets                               $1,009,286,102
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation on foreign currencies of $2,837.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
December 31, 2009                          $254,717,808
-------------------------------------------------------
December 31, 2010                           156,444,344
-------------------------------------------------------
December 31, 2011                            56,312,952
=======================================================
Total capital loss carryforward            $467,475,104
_______________________________________________________
=======================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $510,471,655 and $517,384,332, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $247,960,545
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (7,990,333)
=============================================================
Net unrealized appreciation of investment
  securities                                     $239,970,212
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $796,621,664.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily, as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $2,110,416, undistributed net realized gains decreased by $68,669 and shares of beneficial interest decreased by $2,041,747. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     12,106,592    $ 220,433,208     10,379,924    $ 195,828,397
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     2,366,684       43,712,246      1,386,641       24,993,930
==========================================================================================================================
Reacquired:
  Series I                                                    (14,425,506)    (258,679,405)   (17,365,036)    (319,051,114)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (495,187)      (9,032,087)       (90,181)      (1,514,437)
==========================================================================================================================
                                                                 (447,417)   $  (3,566,038)    (5,688,652)   $ (99,743,224)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                         2003           2002            2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  16.43       $  21.72       $    30.84       $    35.58       $    25.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.04)(a)      (0.05)(a)        (0.05)(a)        (0.05)           (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            4.89          (5.24)           (7.17)           (3.79)           11.17
=================================================================================================================================
    Total from investment operations                       4.85          (5.29)           (7.22)           (3.84)           11.15
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --             --               --               --            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --             --            (1.90)           (0.90)           (0.75)
=================================================================================================================================
    Total distributions                                      --             --            (1.90)           (0.90)           (0.77)
=================================================================================================================================
Net asset value, end of period                         $  21.28       $  16.43       $    21.72       $    30.84       $    35.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           29.52%        (24.35)%         (23.28)%         (10.91)%          44.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $938,820       $763,038       $1,160,236       $1,534,209       $1,131,217
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    0.85%(c)       0.85%            0.85%            0.82%            0.73%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.23)%(c)     (0.27)%          (0.22)%          (0.17)%          (0.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      61%            67%              65%              98%              65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $820,276,096.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                SERIES II
                                                              ---------------------------------------------
                                                                                            AUGUST 21, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              ----------------------         DECEMBER 31,
                                                               2003           2002               2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.38        $ 21.70            $23.19
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)      (0.09)(a)         (0.04)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.87          (5.23)             0.45
===========================================================================================================
    Total from investment operations                             4.78          (5.32)             0.41
===========================================================================================================
Less distributions from net realized gains                         --             --             (1.90)
===========================================================================================================
Net asset value, end of period                                $ 21.16        $ 16.38            $21.70
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 29.18%        (24.52)%            1.94%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,466        $23,893            $3,527
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                          1.10%(c)       1.10%             1.09%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.48)%(c)     (0.52)%           (0.46)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                         61%            67%               65%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $43,136,986.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                       AIM V.I. CAPITAL APPRECIATION FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, Discovery
  Trustee                                           Group, Inc. (government affairs company) and         Global Education Fund
                                                    Texana Timber LP (sustainable forestry company)      (non-profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL APPRECIATION FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis   Cortland Trust, Inc.
  Trustee                                              and Frankel LLP                              (registered investment
                                                                                                    company)
--------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of   None
  Trustee                                              the USA
--------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper        None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                      None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and    None
  Trustee                                              Operations Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
--------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary   N/A
  Senior Vice President and Chief                      and General Counsel, A I M Management
  Legal Officer                                        Group Inc. (financial services holding
                                                       company) and A I M Advisors, Inc.; Vice
                                                       President, A I M Capital Management, Inc.,
                                                       A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; and Senior Vice President
                                                       and General Counsel, Liberty Funds Group,
                                                       LLC
--------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income        N/A
  Vice President                                       Officer and Senior Investment Officer,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money      N/A
  Vice President                                       Market Research and Special Projects,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance          N/A
  Vice President                                       Officer, A I M Advisors, Inc. and A I M
                                                       Capital Management, Inc.; and Vice
                                                       President, AIM Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M     N/A
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice
                                                       President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management       N/A
  Vice President                                       Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management
                                                       Company; and Vice President, A I M
                                                       Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and    N/A
  Vice President                                       President, Chief Executive Officer and
                                                       Chief Investment Officer, A I M Capital
                                                       Management, Inc.
--------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                       AIM V.I. CAPITAL APPRECIATION FUND

                                               AIM V.I. CAPITAL DEVELOPMENT FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                              AIM V.I. CAPITAL DEVELOPMENT FUND seeks to provide
                                                    long-term growth of capital.



YOUR GOALS. OUR SOLUTIONS                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                  --Servicemark--





===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                        AIM V.I. CAPITAL DEVELOPMENT FUND


FUND POSTS RETURN OF 35% FOR YEAR                                                         turned in strong performances. However,
                                                                                          the health care sector is considered a
For the year ended December 31, 2003, AIM    for the fiscal year. Information             less economically sensitive sector
V.I. Capital Development Fund's Series I     technology, materials and consumer           because it does not benefit as directly
shares returned 35.36%. Series II shares     discretionary were the top-performing        from an improving economy as other
returned 35.04%. The fund's broad-based      sectors, while telecommunications            sectors. Although it was the S&P 500's
index, The S&P 500--Registered Trademark--   services, consumer staples and health        third-worst performer for the year,
Index, returned 28.67%. The Russell          care were the weakest-performing sectors.    health care was one of our top
Midcap--Registered Trademark-- Index                                                      performers. The average return of the
returned 40.06%, and the Lipper Mid-Cap          The nation's gross domestic product,     fund's health care stocks far exceeded
Core Fund Index returned 36.58%. The fund    generally considered the broadest measure    the index's sector return.
outperformed the S&P 500 Index in part       of economic activity, expanded at an
because the fund invests in small- and       annualized rate of 1.4% in the first             Throughout most of the year,
mid-cap stocks and the index primarily       quarter, 3.1% in the second quarter, 8.2%    approximately 60% to 70% of the fund was
contains large-cap stocks, which             in the third quarter, and 4.0% in the        invested in midcap stocks, with about 30%
generally underperformed the stocks of       fourth quarter of 2003.                      to 40% in smallcap stocks. As of December
smaller capitalization companies this                                                     31, 2003, the fund's portfolio was
year. We believe the fund lagged the             However, the job market, while           characterized by Lipper, Inc., an
Russell Midcap Index because it did not      improving, continued to be weak, as the      independent mutual fund performance
own many of the speculative stocks which     nation's unemployment rate stood at 5.7%     monitor, as containing 62.9% mid-cap
contributed to index performance.            at the close of the year.                    stocks, and 37.1% small-cap stocks.
Riskier, lower-quality stocks provided
higher returns in 2003--an observation       YOUR FUND                                        We did not dramatically change the
noted often by market observers.                                                          positioning of the fund over the period.
                                             Information technology, financials,          We started the year with the fund
MARKET CONDITIONS                            consumer discretionary and health care       positioned for an economic recovery. As
                                             provided the largest contributions to        the economy strengthened, we shifted away
The S&P 500 Index declined at the            fund performance this year. We had a         from some of the less economically
beginning of 2003, dropping to its lowest    larger stake in information technology       sensitive stocks and increased our
level of the year on March 11. The index     than the S&P 500 Index, and information      holdings in companies that benefit from
then rallied through the end of the          technology was the best-performing sector    economic expansion. The change was one of
reporting period.                            in the index. Because of our overweight      degree, not a wholesale change.
                                             position, the sector made a larger
    As of the close of the year,             contribution to the fund's positive              Of the three stocks that contributed
approximately 64% of the companies in the    performance than it did for the S&P 500.     most to the portfolio's return for the
S&P 500 Index had reported third-quarter                                                  year, two were in the consumer
earnings that exceeded analysts'                 With the improving economy and the       discretionary sector. Best Buy, the
expectations while approximately 20% had     rewarding performance of more                leading consumer electronics retailer in
reported earnings that met those             economically sensitive stocks, it was not    the U.S., benefited from strong sales in
estimates. All sectors of the S&P 500        surprising that the fund's holdings in       digital entertainment products. The
recorded gains                               the information technology, financials       company experienced steady and marked
                                             and consumer discretionary sectors           growth in its share price for the first
                                                                                          11 months of the year. The


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03        TOP 10 INDUSTRIES* as of 12/31/03              FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Omnicare, Inc.                   1.6%      1. Thrifts & Mortgage Finance         5.6%    Total returns 12/31/02-12/31/03,
 2. Friedman, Billings,                        2. Real Estate                        3.8     excluding product issuer charges
    Ramsey Group, Inc.-Class A       1.5       3. Data Processing &
 3. Autodesk, Inc.                   1.4          Outsourced Services                3.7     Series I Shares                  35.36%
 4. Advance Auto Parts, Inc.         1.3       4. Semiconductors                     3.6     Series II Shares                 35.04
 5. American Standard Cos. Inc.      1.2       5. Application Software               3.3     S&P 500 Index
 6. SPX Corp.                        1.2       6. Electronic Equipment Manufacturers 3.3     (Broad Market Index)             28.67
 7. New York Community Bancorp, Inc. 1.2       7. Specialty Stores                   3.1     Russell Midcap Index
 8. Bard (C.R.), Inc.                1.2       8. Pharmaceuticals                    2.9     (Style-Specific Index)           40.06
 9. American Financial Realty Trust  1.2       9. Health Care Equipment              2.7     Lipper Mid-Cap Core Fund Index
10. Rockwell Automation, Inc.        1.2      10. Health Care Services               2.7     (Peer Group Index)               36.58
                                                                                             Source: Lipper, Inc.
                                                                                             TOTAL NUMBER OF HOLDINGS*          115
                                                                                             TOTAL NET ASSETS        $127.4 million
====================================================================================================================================


*Excludes money market fund holdings and based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                   AIM V.I. CAPITAL DEVELOPMENT FUND


fund no longer owns shares in this            RESULTS OF A $10,000 INVESTMENT
security. As stated in the fund               5/1/98-12/31/03
prospectus, one of the considerations in      Index data from 4/30/98
purchasing securities is the relationship
between the price of the security and its                                        [LINE CHART]
estimated fundamental value, and we sell
our holdings when they reach or exceed                                                          AIM V.I. CAPITAL
what we consider their fundamental value.                 RUSSELL MIDCAP     LIPPER MID-CAP     DEVELOPMENT FUND      S&P 500
                                                             INDEX           CORE FUND INDEX    SERIES I SHARES        INDEX
    Hasbro, the number two toy maker in         5/1/1998     10000                10000              10000             10000
the U.S., provided the third-strongest        12/31/1998      9911                 9530               9249             11172
contribution to the fund's return for the      6/30/1999     10936                10237               9431             12554
year. Hasbro's success this year can be       12/31/1999     11718                12217              11941             13522
attributed to the company's two-year           6/30/2000     12318                13519              13336             13464
achievements in reducing its cost             12/31/2000     12685                12981              13044             12291
structure and its debt as well as its          6/30/2001     12436                12939              12894             11469
stable of products with wide appeal and       12/31/2001     11971                12345              11990             10832
name recognition.                              6/30/2002     11288                11443              11407              9407
                                              12/31/2002     10034                10200               9428              8439
    Two health care companies, Cerner and      6/30/2003     11586                11640              10804              9430
Andrx Group, were among the holdings that     12/31/2003     14053                13932              12764             10858
detracted from fund performance. Cerner
provides a software platform that enables                                                                   Source: Lipper, Inc.
health care providers to manage
financial, administrative, and patient        Past performance cannot guarantee comparable future results.
care information. In July 2003, the
company announced second quarter earnings     In evaluating this chart, please note that the chart uses a logarithmic scale
of 25 cents a share, down 39% compared to     along the vertical axis (the value scale). This means that each scale increment
the same quarter of the previous year. We     always represents the same percent change in price; in a linear chart each scale
no longer own this security.                  increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between
    Andrx develops timed-release generic      $10,000 and $20,000. In a linear chart, the latter scale increment would be
versions of a number of well-known            twice as large. The benefit of using a logarithmic scale is that it better
prescription drugs. In March 2003,            illustrates performance during the fund's early years before reinvested
analysts lowered their earnings estimates     distributions and compounding create the potential for the original investment
for the company because of delays in          to grow to very large numbers. Had the chart used a linear scale along its
launching new products, and we                vertical axis, you would not be able to see as clearly the movements in the
subsequently sold our shares in the           value of the fund and the indexes during the fund's early years. AIM uses a
company.                                      logarithmic scale in financial reports of funds that have more than five years of performance history.
IN CLOSING
                                              adjusted to reflect Series II 12b-1 fees.    fund's foreign holdings, differences in
Throughout the year, we remained              The Series I and Series II shares invest     accounting, political risks and the
committed to the fund's capitalization        in the same portfolio of securities and      lesser degree of public information
target, selection criteria, and sell          will have substantially similar              required to be provided by non-U.S.
discipline. We are pleased to be able to      performance, except to the extent that       companies.
report the fund's solid performance for       expenses borne by each class differ.
the year, and we appreciate your                                                           ABOUT INDEXES USED IN THIS REPORT
participation in the fund.                        Current performance may be lower or
                                              higher than the performance data quoted.     The unmanaged Standard & Poor's Composite
                ----------                    Past performance cannot guarantee            Index of 500 Stocks (the S&P
                                              comparable future results. Due to            500--Registered Trademark-- Index) is an
AVERAGE ANNUAL TOTAL RETURNS                  significant market volatility, results of    index of common stocks frequently used as
-----------------------------------------     an investment made today may differ          a general measure of U.S. stock market
As of 12/31/03                                substantially from the historical            performance.
                                              performance shown. Please see your
SERIES I SHARES                               financial advisor for more current               The unmanaged Russell Midcap Index
Inception (5/1/98)                  4.40%     performance.                                 represents the performance of the stocks
 5 Years                            6.65                                                   of domestic mid-capitalization companies.
 1 Year                            35.36          The fund's performance figures are
                                              historical, and they reflect fund                The unmanaged Lipper Mid-Cap Core
SERIES II SHARES*                             expenses, the reinvestment of                Fund Index represents an average of the
Inception                           4.15%     distributions and changes in net asset       performance of the 30 largest
 5 Years                            6.40      value. Performance data quoted represent     mid-capitalization core funds tracked by
 1 Year                            35.04      past performance, and the investment         Lipper, Inc., an independent mutual fund
                                              return and principal value will              performance monitor.
                                              fluctuate, so an investor's shares, when
*Series II shares were first offered          redeemed, may be worth more or less than         A direct investment cannot be made in
8/21/01. Returns prior to that date are       their original cost.                         an index. Unless otherwise indicated,
hypothetical results based on the                                                          index results include reinvested
performance of Series I shares (inception         AIM Variable Insurance Funds are         dividends, and they do not reflect sales
date 5/1/98),                                 offered through insurance company            charges. Performance of an index of funds
                                              separate accounts to fund variable           reflects fund expenses; performance of a
                                              annuity contracts and variable life          market index does not. Industry
                                              insurance policies, and through certain      classifications used in this report are
                                              pension or retirement plans. Performance     generally according to the Global
                                              figures given represent the fund and are     Industry Classification Standard, which
                                              not intended to reflect actual variable      was developed by and is the exclusive
                                              product values. They do not reflect sales    property and a service mark of Morgan
                                              charges, expenses and fees at the            Stanley Capital International Inc.
                                              separate account level. Sales charges,       and Standard & Poor's.
                                              expenses and fees, which are determined
                                              by the product issuers, will vary and        A description of the policies and
                                              will lower the total return.                 procedures that the Fund uses to
                                                                                           determine how to vote proxies relating to
                                              PRINCIPAL RISKS OF INVESTING IN THE FUND     portfolio securities is available without
                                                                                           charge, upon request, by calling
                                              Investing in small and mid-size companies    800-959-4246, or on the AIM Web site,
                                              may involve risks not associated with        AIMinvestments.com.
                                              investing in more established companies.
                                              Also, small companies may have business
                                              risk, significant stock price
                                              fluctuations and illiquidity.

                                                  The fund may invest up to 25% of its
                                              total assets in foreign securities.
                                              International investing presents certain
                                              risks not associated with investing          =========================================
                                              solely in the United States. These                   PORTFOLIO MANAGEMENT TEAM
                                              include risks relating to fluctuations in                 AS OF 12/31/03
                                              the value of the U.S. dollar relative to                 MICHAEL CHAPMAN
                                              the values of other currencies, the               PAUL J. RASPLICKA, LEAD MANAGER
                                              custody arrangements made for the             ASSISTED BY THE SMALL/MID CAP CORE TEAM
                                                                                           =========================================

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.25%

ADVERTISING-1.20%

Interpublic Group of Cos., Inc. (The)(a)            57,700   $    900,120
-------------------------------------------------------------------------
Lamar Advertising Co.(a)                            16,750        625,110
=========================================================================
                                                                1,525,230
=========================================================================

AIR FREIGHT & LOGISTICS-0.97%

Robinson (C.H.) Worldwide, Inc.                     32,500      1,232,075
=========================================================================

APPAREL RETAIL-1.99%

Limited Brands                                      69,100      1,245,873
-------------------------------------------------------------------------
Ross Stores, Inc.                                   48,800      1,289,784
=========================================================================
                                                                2,535,657
=========================================================================

APPLICATION SOFTWARE-3.32%

Amdocs Ltd. (United Kingdom)(a)                     43,200        971,136
-------------------------------------------------------------------------
Autodesk, Inc.                                      70,100      1,723,058
-------------------------------------------------------------------------
Intuit Inc.(a)                                      12,700        671,957
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             61,700        855,779
=========================================================================
                                                                4,221,930
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.04%

Affiliated Managers Group, Inc.(a)                  18,000      1,252,620
-------------------------------------------------------------------------
American Capital Strategies, Ltd.                   45,100      1,340,823
=========================================================================
                                                                2,593,443
=========================================================================

BIOTECHNOLOGY-0.54%

QLT Inc. (Canada)(a)                                36,700        691,795
=========================================================================

BROADCASTING & CABLE TV-1.21%

Cox Radio, Inc.-Class A(a)                          35,500        895,665
-------------------------------------------------------------------------
Westwood One, Inc.(a)                               18,900        646,569
=========================================================================
                                                                1,542,234
=========================================================================

BUILDING PRODUCTS-1.24%

American Standard Cos. Inc.(a)                      15,700      1,580,990
=========================================================================

CASINOS & GAMING-2.26%

GTECH Holdings Corp.                                29,700      1,469,853
-------------------------------------------------------------------------
Harrah's Entertainment, Inc.                        28,400      1,413,468
=========================================================================
                                                                2,883,321
=========================================================================

COMMUNICATIONS EQUIPMENT-2.01%

Harris Corp.                                        33,700      1,278,915
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                                  34,400      1,275,208
=========================================================================
                                                                2,554,123
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.41%

Hutchinson Technology Inc.(a)                       18,900        580,986
-------------------------------------------------------------------------
Imation Corp.                                       34,500      1,212,675
=========================================================================
                                                                1,793,661
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.13%

Cummins Inc.                                        14,100   $    690,054
-------------------------------------------------------------------------
Navistar International Corp.(a)                     15,500        742,295
=========================================================================
                                                                1,432,349
=========================================================================

CONSUMER FINANCE-0.89%

AmeriCredit Corp.(a)                                71,200      1,134,216
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.67%

Alliance Data Systems Corp.(a)                      46,000      1,273,280
-------------------------------------------------------------------------
Certegy Inc.                                        23,750        779,000
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                32,100      1,340,496
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     18,200        719,082
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                               14,225        562,456
=========================================================================
                                                                4,674,314
=========================================================================

DISTILLERS & VINTNERS-0.77%

Constellation Brands, Inc.-Class A(a)               29,600        974,728
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.56%

ARAMARK Corp.-Class B                               47,200      1,294,224
-------------------------------------------------------------------------
United Rentals, Inc.(a)                             35,900        691,434
=========================================================================
                                                                1,985,658
=========================================================================

DIVERSIFIED METALS & MINING-1.19%

CONSOL Energy Inc. (Acquired 09/17/03; Cost
  $1,069,200)(a)(b)(c)                              60,000      1,398,600
-------------------------------------------------------------------------
CONSOL Energy Inc.                                   4,700        121,730
=========================================================================
                                                                1,520,330
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.32%

Cooper Industries, Ltd.-Class A (Bermuda)           25,300      1,465,629
-------------------------------------------------------------------------
Rockwell Automation, Inc.                           41,900      1,491,640
=========================================================================
                                                                2,957,269
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.29%

Amphenol Corp.-Class A(a)                           20,900      1,336,137
-------------------------------------------------------------------------
Varian Inc.(a)                                      34,300      1,431,339
-------------------------------------------------------------------------
Waters Corp.(a)                                     42,800      1,419,248
=========================================================================
                                                                4,186,724
=========================================================================

ENVIRONMENTAL SERVICES-1.06%

Republic Services, Inc.                             52,700      1,350,701
=========================================================================

FOOTWEAR-1.06%

Reebok International Ltd.                           34,400      1,352,608
=========================================================================

GAS UTILITIES-0.57%

Kinder Morgan, Inc.                                 12,300        726,930
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.92%

Dollar General Corp.                                31,000   $    650,690
-------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                         17,400        523,044
=========================================================================
                                                                1,173,734
=========================================================================

HEALTH CARE DISTRIBUTORS-1.59%

Omnicare, Inc.                                      50,200      2,027,578
=========================================================================

HEALTH CARE EQUIPMENT-2.71%

Bard (C.R.), Inc.                                   18,600      1,511,250
-------------------------------------------------------------------------
Hillenbrand Industries, Inc.                        21,200      1,315,672
-------------------------------------------------------------------------
STERIS Corp.(a)                                     27,500        621,500
=========================================================================
                                                                3,448,422
=========================================================================

HEALTH CARE FACILITIES-0.76%

Universal Health Services, Inc.-Class B             17,900        961,588
=========================================================================

HEALTH CARE SERVICES-2.67%

AdvancePCS(a)                                        8,800        463,408
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                58,100      1,471,673
-------------------------------------------------------------------------
DaVita, Inc.(a)                                     37,400      1,458,600
=========================================================================
                                                                3,393,681
=========================================================================

HEALTH CARE SUPPLIES-1.14%

Fisher Scientific International Inc.(a)             35,100      1,452,087
=========================================================================

HOME FURNISHINGS-0.93%

Tempur-Pedic International Inc.(a)                  76,000      1,178,000
=========================================================================

HOMEBUILDING-0.60%

Lennar Corp.-Class A                                 8,000        768,000
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.36%

Starwood Hotels & Resorts Worldwide, Inc.           12,900        464,013
=========================================================================

HOUSEWARES & SPECIALTIES-1.06%

Yankee Candle Co., Inc. (The)(a)                    49,500      1,352,835
=========================================================================

INDUSTRIAL GASES-0.90%

Airgas, Inc.                                        53,500      1,149,180
=========================================================================

INDUSTRIAL MACHINERY-2.31%

Parker Hannifin Corp.                               23,000      1,368,500
-------------------------------------------------------------------------
SPX Corp.(a)                                        26,700      1,570,227
=========================================================================
                                                                2,938,727
=========================================================================

INTEGRATED OIL & GAS-0.82%

Murphy Oil Corp.                                    16,000      1,044,960
=========================================================================

INTERNET SOFTWARE & SERVICES-0.94%

United Online, Inc.(a)                              71,550      1,201,324
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.23%

iShares Nasdaq Biotechnology Index Fund(a)           4,100        294,995
=========================================================================

LEISURE PRODUCTS-2.24%

Brunswick Corp.                                     46,800      1,489,644
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

LEISURE PRODUCTS-(CONTINUED)

Hasbro, Inc.                                        64,300   $  1,368,304
=========================================================================
                                                                2,857,948
=========================================================================

MANAGED HEALTH CARE-0.81%

Coventry Health Care, Inc.(a)                       16,000      1,031,840
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.02%

Williams Cos., Inc. (The)                          132,500      1,301,150
=========================================================================

OFFICE ELECTRONICS-0.99%

Zebra Technologies Corp.-Class A(a)                 19,050      1,264,349
=========================================================================

OFFICE SERVICES & SUPPLIES-1.39%

Moore Wallace Inc. (Canada)(a)                      56,300      1,054,499
-------------------------------------------------------------------------
IKON Office Solutions, Inc.                         60,000        711,600
=========================================================================
                                                                1,766,099
=========================================================================

OIL & GAS DRILLING-1.25%

Pride International, Inc.(a)                        56,800      1,058,752
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                 23,000        532,910
=========================================================================
                                                                1,591,662
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.23%

BJ Services Co.(a)                                  25,200        904,680
-------------------------------------------------------------------------
Key Energy Services, Inc.(a)                        64,700        667,057
=========================================================================
                                                                1,571,737
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.97%

XTO Energy, Inc.                                    43,700      1,236,710
=========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                                 26,500        683,700
=========================================================================

PAPER PACKAGING-2.15%

Sealed Air Corp.(a)                                 23,900      1,293,946
-------------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                    78,000      1,448,460
=========================================================================
                                                                2,742,406
=========================================================================

PERSONAL PRODUCTS-1.01%

NBTY, Inc.(a)                                       47,700      1,281,222
=========================================================================

PHARMACEUTICALS-2.92%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                       35,900      1,042,895
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                11,300        805,690
-------------------------------------------------------------------------
Mylan Laboratories Inc.                             25,475        643,499
-------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                   18,900      1,231,335
=========================================================================
                                                                3,723,419
=========================================================================

PROPERTY & CASUALTY INSURANCE-2.10%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-11/21/03; Cost
  $1,142,820)(a)(c)                                114,100      1,312,150
-------------------------------------------------------------------------
ACE Ltd. (Cayman Islands)                           32,807      1,358,866
=========================================================================
                                                                2,671,016
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

PUBLISHING-0.30%

Journal Communications, Inc.-Class A                20,900   $    387,277
=========================================================================

REAL ESTATE-3.84%

American Financial Realty Trust(b)                  88,300      1,505,515
-------------------------------------------------------------------------
American Financial Realty Trust                     11,000        187,550
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $1,146,955)(a)(c)         76,000      1,273,000
-------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                                 83,525      1,927,757
=========================================================================
                                                                4,893,822
=========================================================================

REINSURANCE-2.41%

Everest Re Group, Ltd. (Bermuda)                    14,400      1,218,240
-------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                            11,300        655,965
-------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                         39,900      1,197,000
=========================================================================
                                                                3,071,205
=========================================================================

RESTAURANTS-1.65%

Brinker International, Inc.(a)                      18,400        610,144
-------------------------------------------------------------------------
Ruby Tuesday, Inc.                                  52,300      1,490,027
=========================================================================
                                                                2,100,171
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.52%

Novellus Systems, Inc.(a)                           15,800        664,390
=========================================================================

SEMICONDUCTORS-3.55%

Cypress Semiconductor Corp.(a)                      42,000        897,120
-------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                            37,900        222,852
-------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                 23,100        658,119
-------------------------------------------------------------------------
Intersil Corp.-Class A                              33,100        822,535
-------------------------------------------------------------------------
Microchip Technology Inc.                           36,800      1,227,648
-------------------------------------------------------------------------
NVIDIA Corp.(a)                                     30,000        697,500
=========================================================================
                                                                4,525,774
=========================================================================

SPECIALTY CHEMICALS-1.00%

Great Lakes Chemical Corp.                          46,700      1,269,773
=========================================================================

SPECIALTY STORES-3.11%

Advance Auto Parts, Inc.(a)                         19,800      1,611,720
-------------------------------------------------------------------------
Michaels Stores, Inc.                               28,500      1,259,700
-------------------------------------------------------------------------

Rent-A-Center, Inc.(a)                              36,500   $  1,090,620
=========================================================================
                                                                3,962,040
=========================================================================







                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.98%

CDW Corp.                                           21,700      1,253,392
=========================================================================

THRIFTS & MORTGAGE FINANCE-5.59%

Doral Financial Corp. (Puerto Rico)                 39,450      1,273,446
-------------------------------------------------------------------------
New Century Financial Corp.                         18,200        721,994
-------------------------------------------------------------------------
New York Community Bancorp, Inc.                    39,866      1,516,901
-------------------------------------------------------------------------
PMI Group, Inc. (The)                               35,100      1,306,773
-------------------------------------------------------------------------
Radian Group Inc.                                   26,700      1,301,625
-------------------------------------------------------------------------
Saxon Capital, Inc.(a)(b)                           33,400        699,730
-------------------------------------------------------------------------
Saxon Capital, Inc.(a)                              14,100        295,395
=========================================================================
                                                                7,115,864
=========================================================================

TRUCKING-1.04%

Sirva Inc.(a)                                       67,900      1,326,766
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $95,512,878)                            122,593,142
=========================================================================

MONEY MARKET FUNDS-6.56%

Liquid Assets Portfolio(d)                       4,175,645      4,175,645
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                          4,175,645      4,175,645
=========================================================================
    Total Money Market Funds (Cost
      $8,351,290)                                               8,351,290
=========================================================================
TOTAL INVESTMENTS-102.81% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $103,864,168)                 130,944,432
=========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.59%

Liquid Assets Portfolio(d)(e)                    6,104,966      6,104,966
-------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                       6,104,966      6,104,966
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,209,932)                                       12,209,932
=========================================================================
TOTAL INVESTMENTS-112.40% (Cost $116,074,100)                 143,154,364
=========================================================================
OTHER ASSETS LESS LIABILITIES-(12.40%)                        (15,791,535)
=========================================================================
NET ASSETS-100.00%                                           $127,362,829
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $3,983,750, which represented 3.13% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $95,512,878)*                                  $122,593,142
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $20,561,222)                               20,561,222
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     39,702
-------------------------------------------------------------
  Dividends                                           111,030
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,315
=============================================================
    Total assets                                  143,334,411
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,542,841
-------------------------------------------------------------
  Fund shares reacquired                               69,212
-------------------------------------------------------------
  Deferred compensation and retirement plans           30,647
-------------------------------------------------------------
  Collateral upon return of securities loaned      12,209,932
-------------------------------------------------------------
Accrued administrative services fees                   71,063
-------------------------------------------------------------
Accrued distribution fees -- Series II                 18,129
-------------------------------------------------------------
Accrued transfer agent fees                             2,550
-------------------------------------------------------------
Accrued operating expenses                             27,208
=============================================================
    Total liabilities                              15,971,582
=============================================================
Net assets applicable to shares outstanding      $127,362,829
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $124,527,972
-------------------------------------------------------------
  Undistributed net investment income (loss)          (30,180)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                          (24,215,227)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies              27,080,264
=============================================================
                                                 $127,362,829
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 93,813,037
_____________________________________________________________
=============================================================
Series II                                        $ 33,549,792
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,380,848
_____________________________________________________________
=============================================================
Series II                                           2,653,779
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.71
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.64
_____________________________________________________________
=============================================================

* At December 31, 2003, securities with an aggregate market value of $11,953,302 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,264)                                        $   864,075
------------------------------------------------------------
Dividends from affiliated money market funds**       113,863
============================================================
    Total investment income                          977,938
============================================================

EXPENSES:

Advisory fees                                        735,867
------------------------------------------------------------
Administrative services fees                         277,771
------------------------------------------------------------
Custodian fees                                        36,467
------------------------------------------------------------
Distribution fees -- Series II                        53,071
------------------------------------------------------------
Transfer agent fees                                   12,953
------------------------------------------------------------
Trustees' fees                                         9,868
------------------------------------------------------------
Other                                                 37,940
============================================================
    Total expenses                                 1,163,937
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,435)
============================================================
    Net expenses                                   1,162,502
============================================================
Net investment income (loss)                        (184,564)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            5,537,592
------------------------------------------------------------
  Foreign currencies                                     187
------------------------------------------------------------
  Option contracts written                            12,513
============================================================
                                                   5,550,292
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           24,988,516
------------------------------------------------------------
  Foreign currencies                                    (126)
============================================================
                                                  24,988,390
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 30,538,682
============================================================
Net increase in net assets resulting from
  operations                                     $30,354,118
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (184,564)   $    (94,659)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      5,550,292     (12,264,065)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                24,988,390     (10,808,390)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 30,354,118     (23,167,114)
==========================================================================================
Share transactions-net:
  Series I                                                         144,211      (1,892,798)
------------------------------------------------------------------------------------------
  Series II                                                     11,878,034      14,547,621
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               12,022,245      12,654,823
==========================================================================================
    Net increase (decrease) in net assets                       42,376,363     (10,512,291)
==========================================================================================

NET ASSETS:

  Beginning of year                                             84,986,466      95,498,757
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(30,180) and $(26,541) for 2003 and 2002,
    respectively)                                             $127,362,829    $ 84,986,466
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $1,296.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $277,771 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and

                       AIM V.I. CAPITAL DEVELOPMENT FUND
shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $14,808 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $53,071.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                       UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                         12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio              $4,042,207    $ 24,746,929   $24,613,491         $--         $ 4,175,645    $31,790        $--
---------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      4,042,207      24,746,929    24,613,491          --           4,175,645     30,850         --
===========================================================================================================================
    Subtotal             $8,084,414    $ 49,493,858   $49,226,982         $--         $ 8,351,290    $62,640        $--
===========================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                       UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
                         12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME*    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio              $       --    $ 30,579,666   $24,474,700         $--         $ 6,104,966    $ 25,967        $--
----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio             --      30,579,666    24,474,700          --           6,104,966      25,256         --
============================================================================================================================
    Subtotal             $       --    $ 61,159,332   $48,949,400         $--         $12,209,932    $ 51,223        $--
============================================================================================================================

    Total                $8,084,414    $110,653,190   $98,176,382         $--         $20,561,222    $113,863        $--
____________________________________________________________________________________________________________________________
============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $82,976.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5 and reductions in custodian fees of $134 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $139.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,751 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $11,953,302 were on loan to brokers. The loans were secured by cash collateral of $12,209,932 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $51,223 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 129         12,513
----------------------------------------------------------
Expired                                (129)       (12,513)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments             26,944,668
-------------------------------------------------------------
Temporary book/tax differences                        (30,180)
-------------------------------------------------------------
Capital loss carryforward                         (24,079,631)
-------------------------------------------------------------
Shares of beneficial interest                     124,527,972
=============================================================
Total net assets                                 $127,362,829
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $4,983,066 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $11,926,712
-----------------------------------------------------------
December 31, 2010                              $12,152,919
===========================================================
Total capital loss carryforward                $24,079,631
___________________________________________________________
===========================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $103,173,977 and $88,377,248, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $27,482,726
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (538,058)
============================================================
Net unrealized appreciation of investment
  securities                                     $26,944,668
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $116,209,696.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income was increased by $180,925, undistributed net realized gains decreased by $187 and shares of beneficial interest decreased by $180,738. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       938,089    $ 10,475,808     1,632,368    $ 18,502,411
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,393,053      15,390,421     1,558,305      16,426,876
======================================================================================================================
Reacquired:
  Series I                                                    (1,012,963)    (10,331,597)   (1,941,781)    (20,395,209)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (337,849)     (3,512,387)     (191,525)     (1,879,255)
======================================================================================================================
                                                                 980,330    $ 12,022,245     1,057,367    $ 12,654,823
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                               2003            2002            2001         2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.39         $ 11.94         $ 12.99      $ 11.89       $  9.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)          (0.01)(a)       (0.02)       (0.01)(a)     (0.03)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.33           (2.54)          (1.03)        1.11          2.71
================================================================================================================================
    Total from investment operations                             3.32           (2.55)          (1.05)        1.10          2.68
================================================================================================================================
Net asset value, end of period                                $ 12.71         $  9.39         $ 11.94      $ 12.99       $ 11.89
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 35.36%         (21.36)%         (8.08)%       9.25%        29.10%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,813         $70,018         $92,732      $74,874       $11,035
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                          1.13%(c)        1.14%           1.16%        1.19%(d)      1.23%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.13)%(c)      (0.08)%         (0.16)%      (0.07)%       (0.32)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            95%            121%            125%         110%          132%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $76,887,300.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% and 3.42% for the years ended December 31, 2000 and December 31, 1999, respectively.

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                                  SERIES II
                                                              -------------------------------------------------
                                                               YEAR ENDED DECEMBER        AUGUST 21, 2001 (DATE
                                                                       31,                 SALES COMMENCED) TO
                                                              ---------------------           DECEMBER 31,
                                                               2003          2002                 2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.36       $ 11.94              $11.88
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.03)(a)           (0.01)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.31         (2.55)               0.07
===============================================================================================================
    Total from investment operations                             3.28         (2.58)               0.06
===============================================================================================================
Net asset value, end of period                                $ 12.64       $  9.36              $11.94
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 35.04%       (21.61)%              0.50%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,550       $14,969              $2,767
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets                          1.38%(c)      1.39%               1.41%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.38)%(c)    (0.33)%             (0.41)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         95%          121%                125%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,228,344.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds:



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                               OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                   HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.    None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed Products
--------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,      None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital Management, Inc.
                                                    (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer);
                                                    Director and Chairman, AIM Investment Services,
                                                    Inc. (registered transfer agent), and Fund
                                                    Management Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment
                                                    management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products; Chairman
                                                    and Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
--------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie              Badgley Funds, Inc.
  Trustee                                                                                                 (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie       company)
--------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates              ACE Limited (insurance
  Trustee                                           (technology consulting company)                       company); and
                                                                                                          Captaris, Inc.
                                                                                                          (unified messaging
                                                                                                          provider)
--------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business   Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd.           (Chairman) (registered
                                                    (private investment and management) and Magellan      investment company);
                                                    Insurance Company                                     Annuity and Life Re
                                                                                                          (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive     (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
--------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                               None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
--------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century         Administaff, Discovery
  Trustee                                           Group, Inc. (government affairs company) and Texana   Global Education Fund
                                                    Timber LP (sustainable forestry company)              (non-profit)
--------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and        Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                           (registered investment
                                                                                                             company)
-----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA    None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                 None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                               None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and             None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and        N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel, Liberty
                                                       Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and     N/A
  Vice President                                       Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market        N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M    N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,    N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,       N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and             N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                       AIM V.I. CORE EQUITY FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                              AIM V.I. CORE EQUITY FUND seeks growth of capital.






YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--





===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. CORE EQUITY FUND


BROAD-BASED STOCK
MARKET RALLY BENEFITS FUND

For the year ended December 31, 2003,            During this rally, the United States   prices of finished goods and services
AIM V.I. Core Equity Fund Series I and       and its allies took military action        remained fairly stable, retail spending
Series II shares returned 24.42% and         against Iraq and toppled the regime of     increased on a year-over-year basis,
24.15%, respectively. For the same           Saddam Hussein. The nation's gross         manufacturing activity picked up, and
period, the fund's broad market index,       domestic product, generally considered     residential real estate activity remained
the S&P 500--Registered Trademark--          the broadest measure of economic           strong while commercial real estate
Index, returned 28.67%; its                  activity, expanded at an annualized rate   activity remained weak.
style-specific index, the Russell            of 1.4% in the first quarter, 3.1% in the
1000--Registered Trademark-- Index,          second quarter, 8.2% in the third          YOUR FUND
returned 29.89%; and its peer group          quarter, and 4.0% in the fourth quarter
index, the Lipper Large-Cap Core Fund        of 2003. According to Bloomberg, as of     The fund benefited from the broad-based
Index, returned 24.80%. The fund             the close of the year, approximately 64%   stock market rally. Virtually all of the
underperformed the S&P 500 Index largely     of the companies in the S&P 500 Index had  fund's underperformance relative to its
because of our underweight position in       reported third-quarter earnings that       indexes was the result of our being
the financials sector. As the year           exceeded analysts' expectations.           underweight financial services stocks.
ended, we remained underweight                                                          The economic recovery that the market
financials stocks due to our belief that         For the first half of the year, the    anticipated in 2003 significantly
the financial statements of many             Federal Reserve (the Fed) kept the         affected economically sensitive
companies in the sector are fraught with     short-term federal funds rate at 1.25%.    financials stocks. We were underweight
uncertainty.                                 On June 25, 2003, it reduced that rate to  the sector in part because we did not
                                             1.00%, its lowest level since 1958. At     anticipate such a quick and broad-based
MARKET CONDITIONS                            the time, the Fed said it favored a more   economic recovery.
                                             expansive monetary policy because the
As noted above, the S&P 500 Index            economy had not yet exhibited sustainable      The fund began the year in a
provided positive returns for the year       growth. By October, the Fed reported that  defensive posture-overweight consumer
ended December 31, 2003. It declined at      economic expansion had increased and       staples and pharmaceuticals stocks
the beginning of 2003, dropping to its       consumer spending was generally stronger,  relative to our index. During the year,
lowest level of the year on March 11, and    although the job market remained weak.     we purchased some industry-leading
then rallied. All sectors of the S&P 500     The Fed's November Beige Book report       information technology stocks and added
Index recorded gains for the year.           cited "reasonably broad based" economic    to our industrials holdings as a means of
Information technology, materials, and       expansion in October and early November    increasing the fund's economic
consumer discretionary were the              and noted that in most Federal Reserve     sensitivity. Before the year ended,
top-performing sectors while                 districts wages and the                    however, we sold many of our information
telecommunications services, consumer                                                   technology holdings at substantial gains.
staples, and health care were the                                                       As a result, the fund ended the year
weakest-performing sectors.                                                             somewhat where it began-overweight the
                                                                                        consumer staples and energy sectors and
                                                                                        the pharmaceutical industry. Our holdings
                                                                                        in these sectors and industries are
                                                                                        consistent


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03      TOP 10 INDUSTRIES* as of 12/31/03                FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Computer Associates
    International, Inc.           2.8%      1. Pharmaceuticals                     10.4%     Total returns 12/31/02-12/31/03,
 2. Pfizer Inc.                   2.6       2. Packaged Foods & Meats              10.4      excluding product issuer charges
 3. General Mills, Inc.           2.5       3. Integrated Oil & Gas                 6.4
 4. Microsoft Corp.               2.1       4. Systems Software                     5.6      Series I Shares                  24.42%
 5. Kellogg Co.                   1.9       5. Semiconductors                       4.5      Series II Shares                 24.15
 6. Sara Lee Corp.                1.9       6. Industrial Machinery                 3.5      S&P 500 Index                    28.67
 7. Citigroup Inc.                1.9       7. Other Diversified Financial Services 3.1      (Broad Market Index)
 8. Xilinx, Inc.                  1.9       8. Property & Casualty Insurance        3.0      Russell 1000--Registered
 9. Intel Corp.                   1.8       9. Food Retail                          2.9      Trademark-- Index                29.89
10. Dover Corp.                   1.8      10. Data Processing                               (Style-specific Index)
                                               & Outsourced Services                2.7      Lipper Large-Cap Core Fund Index 24.80
                                                                                             (Peer Group Index)
                                                                                             Source: Lipper, Inc.
                                                                                             TOTAL NUMBER OF HOLDINGS*           69
                                                                                             TOTAL NET ASSETS          $1.6 billion
====================================================================================================================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                           AIM V.I. CORE EQUITY FUND


with our view that long-term                 RESULTS OF A $10,000 INVESTMENTS
outperformance comes from holding            5/2/94-12/31/03
quality, high return-on-capital              Index data from 4/30/94
companies.
                                                                              [LINE CHART]
Three factors aided fund performance
during the year: the fund's overweight                   S&P 500        RUSSELL 1000      LIPPER LARGE-CAP      AIM V.I. CORE EQUITY
position in the energy sector, individual                 INDEX            INDEX          CORE FUND INDEX       FUND-SERIES I SHARES
stock selection within the consumer
discretionary sector, and our focus on         5/2/1994   10000            10000               10000                  10000
industry-leading information technology      12/31/1994   10397            10327               10140                   9999
companies. Individual stocks that            12/31/1995   14299            14227               13361                  13388
affected fund performance for the year       12/31/1996   17580            17421               16012                  16057
included McDonald's, which helped, and       12/31/1997   23443            23144               20691                  20187
Raytheon, which detracted.                   12/31/1998   30148            29398               26264                  25774
                                             12/31/1999   36489            35545               31345                  34597
    McDonald's "super sized" its earnings    12/31/2000   33167            32777               29036                  29561
after undertaking a revitalization plan      12/31/2001   29228            28696               25309                  22813
early in 2003, reporting double-digit        12/31/2002   22771            22483               19935                  19257
sales growth in each of the last five        12/31/2003   29299            29203               24880                  23960
months of the year. McDonald's operates
more than 30,000 restaurants worldwide,                                                                         Source: Lipper, Inc.
serving more than 47 million customers
daily in more than 100 countries. We sold    Past performance cannot guarantee comparable future results.
our McDonald's holdings before the close
of the year.                                 In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment
    Raytheon, a leader in defense,           always represents the same percent change in price; in a linear chart each scale
electronics, information technology,         increment always represents the same absolute change in price. In this example,
aviation, and space, performed poorly for    the scale increment between $5,000 and $10,000 is the same as that between
the fund in 2003. While we believe that      $10,000 and $20,000. In a linear chart, the latter scale increment would be
much is going right with the company, we     twice as large. The benefit of using a logarithmic scale is that it better
were concerned that pension underfunding     illustrates performance during the fund's early years before reinvested
may continue to hurt the stock for some      distributions and compounding create the potential for the original investment
time. As a result, we eliminated our         to grow to very large numbers. Had the chart used a linear scale along its
position in the stock before year end.       vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a
IN CLOSING                                   logarithmic scale in financial reports of funds that have more than five years of performance history.
We were pleased to be able to provide
shareholders with positive returns during    *Series II shares were first offered             The unmanaged Russell 1000 Index
the fiscal year by investing in the          10/24/01. Returns prior to that date are     represents the performance of the stocks
stocks of established companies with the     hypothetical results based on the            of large-capitalization companies.
potential for long-term, above-average       performance of Series I shares (inception
growth in earnings and dividends, as well    date 5/2/94), adjusted to reflect Series         The unmanaged Standard & Poor's
as growth companies with the potential       II 12b-1 fees. The Series I and Series II    Composite Index of 500 Stocks (the S&P
for above-average growth in earnings and     shares invest in the same portfolio of       500 Index) is an index of common stocks
dividends.                                   securities and will have substantially       frequently used as a general measure of
                                             similar performance, except to the extent    U.S. stock market performance.
                ----------                   that expenses borne by each class differ.
                                                                                              Bloomberg, Inc., is a well-known
AVERAGE ANNUAL TOTAL RETURNS                     Current performance may be lower or      independent financial research and
-----------------------------------------    higher than the performance data quoted.     reporting firm.
As of 12/31/03                               Past performance cannot guarantee
                                             comparable future results. Due to                A direct investment cannot be made in
SERIES I SHARES                              significant market volatility, results of    an index. Unless otherwise indicated,
Inception (5/2/94)                  9.46%    an investment made today may differ          index results include reinvested
   5 Years                         -1.45     substantially from the historical            dividends, and they do not reflect sales
   1 Year                          24.42     performance shown. Please see your           charges. Performance of an index of funds
                                             financial advisor for more current           reflects fund expenses; performance of a
SERIES II SHARES*                            performance. Fund performance figures are    market index does not.
Inception                           9.19%    historical, and they reflect fund
   5 Years                         -1.69     expenses, the reinvestment of                    Industry classifications used in this
   1 Year                          24.15     distributions and changes in net asset       report are generally according to the
                                             value. The fund's investment return and      Global Industry Classification Standard,
                                             principal value will fluctuate, so an        which was developed by and is the
                                             investor's shares, when redeemed, may be     exclusive property and a service mark of
                                             worth more or less than their original       Morgan Stanley Capital International Inc.
                                             cost.                                        and Standard & Poor's.

                                                 AIM Variable Insurance Funds are         A description of the policies and
                                             offered through insurance company            procedures that the Fund uses to
                                             separate accounts to fund variable           determine how to vote proxies relating to
                                             annuity contracts and variable life          portfolio securities is available without
                                             insurance policies, and through certain      charge, upon request, by calling
                                             pension or retirement plans. Performance     800-959-4246, or on the AIM Web site,
                                             figures given represent the fund and are     AIMinvestments.com.
                                             not intended to reflect actual variable
                                             product values. They do not reflect sales
                                             charges, expenses and fees at the
                                             separate account level. Sales charges,
                                             expenses and fees, which are determined
                                             by the product issuers, will vary and
                                             will lower the total return.

                                             ABOUT INDEXES USED IN THIS REPORT

                                             The unmanaged Lipper Large-Cap Core Fund    ========================================
                                             Index represents an average of the                PORTFOLIO MANAGEMENT TEAM
                                             performance of the 30 largest                          AS OF 12/31/03
                                             large-capitalization core funds tracked         Ronald S. Sloan, Lead Manager
                                             by Lipper, Inc., an independent mutual      Assisted by the Mid/Large Cap Core Team
                                             fund performance monitor.                   ========================================
                                                                                                                       VICEQ-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-92.03%

ADVERTISING-1.17%

Omnicom Group Inc.                                208,400   $   18,199,572
==========================================================================

AEROSPACE & DEFENSE-2.29%

Lockheed Martin Corp.                             223,000       11,462,200
--------------------------------------------------------------------------
Northrop Grumman Corp.                            253,700       24,253,720
==========================================================================
                                                                35,715,920
==========================================================================

APPAREL RETAIL-1.76%

Limited Brands                                  1,520,000       27,405,600
==========================================================================

APPLICATION SOFTWARE-0.86%

SAP A.G.-ADR (Germany)                            322,600       13,407,256
==========================================================================

BUILDING PRODUCTS-2.25%

American Standard Cos. Inc.(a)                    203,400       20,482,380
--------------------------------------------------------------------------
Masco Corp.                                       532,100       14,584,861
==========================================================================
                                                                35,067,241
==========================================================================

COMPUTER HARDWARE-1.37%

International Business Machines Corp.             231,100       21,418,348
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.68%

Automatic Data Processing, Inc.                   613,900       24,316,579
--------------------------------------------------------------------------
First Data Corp.                                  425,000       17,463,250
==========================================================================
                                                                41,779,829
==========================================================================

DIVERSIFIED BANKS-1.24%

Bank of America Corp.                             240,100       19,311,243
==========================================================================

DIVERSIFIED CHEMICALS-1.03%

Dow Chemical Co. (The)                            385,100       16,008,607
==========================================================================

ELECTRIC UTILITIES-1.40%

FPL Group, Inc.                                   194,800       12,743,816
--------------------------------------------------------------------------
TXU Corp.                                         385,100        9,134,572
==========================================================================
                                                                21,878,388
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.65%

Emerson Electric Co.                              396,400       25,666,900
==========================================================================

ENVIRONMENTAL SERVICES-1.24%

Waste Management, Inc.                            652,400       19,311,040
==========================================================================

FOOD RETAIL-2.92%

Kroger Co. (The)(a)                             1,500,000       27,765,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

FOOD RETAIL-(CONTINUED)

Safeway Inc.(a)                                   810,000   $   17,747,100
==========================================================================
                                                                45,512,100
==========================================================================

FOOTWEAR-1.06%

NIKE, Inc.-Class B                                242,100       16,574,166
==========================================================================

HEALTH CARE FACILITIES-1.13%

HCA Inc.                                          410,000       17,613,600
==========================================================================

HEALTH CARE SUPPLIES-1.52%

Alcon, Inc. (Switzerland)                         391,900       23,725,626
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.41%

Carnival Corp. (Panama)                           555,000       22,050,150
==========================================================================

HOUSEHOLD PRODUCTS-1.17%

Kimberly-Clark Corp.                              308,100       18,205,629
==========================================================================

HOUSEWARES & SPECIALTIES-1.32%

Newell Rubbermaid Inc.                            906,100       20,631,897
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.77%

Wal-Mart Stores, Inc.                             226,500       12,015,825
==========================================================================

INDUSTRIAL CONGLOMERATES-1.60%

Tyco International Ltd. (Bermuda)                 942,000       24,963,000
==========================================================================

INDUSTRIAL MACHINERY-3.47%

Dover Corp.                                       704,900       28,019,775
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          310,300       26,037,273
==========================================================================
                                                                54,057,048
==========================================================================

INTEGRATED OIL & GAS-6.36%

BP PLC-ADR (United Kingdom)                       362,400       17,884,440
--------------------------------------------------------------------------
ChevronTexaco Corp.                               235,600       20,353,484
--------------------------------------------------------------------------
ConocoPhillips                                    276,400       18,123,548
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 555,000       22,755,000
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        475,700       20,093,568
==========================================================================
                                                                99,210,040
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.40%

Morgan Stanley                                    376,000       21,759,120
==========================================================================

LIFE & HEALTH INSURANCE-1.44%

Prudential Financial, Inc.                        539,100       22,518,207
==========================================================================

OIL & GAS DRILLING-1.08%

GlobalSantaFe Corp. (Cayman Islands)              679,600       16,874,468
==========================================================================

                           AIM V.I. CORE EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.12%

Baker Hughes Inc.                                 543,700   $   17,485,392
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.07%

Citigroup Inc.                                    611,600       29,687,064
--------------------------------------------------------------------------
Principal Financial Group, Inc.                   550,500       18,205,035
==========================================================================
                                                                47,892,099
==========================================================================

PACKAGED FOODS & MEATS-10.42%

Campbell Soup Co.                                 915,200       24,527,360
--------------------------------------------------------------------------
ConAgra Foods, Inc.                               602,700       15,905,253
--------------------------------------------------------------------------
General Mills, Inc.                               850,000       38,505,000
--------------------------------------------------------------------------
Kellogg Co.                                       795,100       30,277,408
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          724,900       23,356,278
--------------------------------------------------------------------------
Sara Lee Corp.                                  1,379,600       29,951,116
==========================================================================
                                                               162,522,415
==========================================================================

PERSONAL PRODUCTS-1.20%

Gillette Co. (The)                                507,400       18,636,802
==========================================================================

PHARMACEUTICALS-10.44%

Abbott Laboratories                               357,900       16,678,140
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          656,900       18,787,340
--------------------------------------------------------------------------
Johnson & Johnson                                 456,000       23,556,960
--------------------------------------------------------------------------
Merck & Co. Inc.                                  505,000       23,331,000
--------------------------------------------------------------------------
Pfizer Inc.                                     1,165,000       41,159,450
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        262,800       14,903,388
--------------------------------------------------------------------------
Wyeth                                             575,400       24,425,730
==========================================================================
                                                               162,842,008
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.02%

ACE Ltd. (Cayman Islands)                         464,400       19,235,448
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A         388,082        6,512,016
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B         477,601        8,104,889
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)          170,000       13,183,500
==========================================================================
                                                                47,035,853
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PUBLISHING-2.32%

Gannett Co., Inc.                                 203,900   $   18,179,724
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  375,000       17,921,250
==========================================================================
                                                                36,100,974
==========================================================================

RAILROADS-1.91%

Norfolk Southern Corp.                            604,400       14,294,060
--------------------------------------------------------------------------
Union Pacific Corp.                               222,000       15,424,560
==========================================================================
                                                                29,718,620
==========================================================================

SEMICONDUCTORS-4.46%

Intel Corp.                                       887,800       28,587,160
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                          1,143,752       11,712,020
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   754,300       29,221,582
==========================================================================
                                                                69,520,762
==========================================================================

SOFT DRINKS-1.15%

Coca-Cola Co. (The)                               353,400       17,935,050
==========================================================================

SYSTEMS SOFTWARE-5.58%

Computer Associates International, Inc.         1,575,000       43,060,500
--------------------------------------------------------------------------
Microsoft Corp.                                 1,172,100       32,279,634
--------------------------------------------------------------------------
Oracle Corp.(a)                                   888,000       11,721,600
==========================================================================
                                                                87,061,734
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.75%

Washington Mutual, Inc.                           680,000       27,281,600
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,251,272,390)                        1,434,914,129
==========================================================================

MONEY MARKET FUNDS-8.86%

Liquid Assets Portfolio(b)                     69,099,940       69,099,940
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        69,099,940       69,099,940
==========================================================================
    Total Money Market Funds (Cost
      $138,199,880)                                            138,199,880
==========================================================================
TOTAL INVESTMENTS-100.89% (Cost
  $1,389,472,270)                                            1,573,114,009
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.89%)                          (13,830,872)
==========================================================================
NET ASSETS-100.00%                                          $1,559,283,137
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $1,251,272,390)                              $1,434,914,129
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $138,199,880)                             138,199,880
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     18,029
-------------------------------------------------------------
  Dividends                                         1,995,155
-------------------------------------------------------------
  Investment matured (Note 9)                         185,000
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     96,735
=============================================================
    Total assets                                1,575,408,928
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            13,363,527
-------------------------------------------------------------
  Fund shares reacquired                            1,663,427
-------------------------------------------------------------
  Deferred compensation and retirement plans          144,552
-------------------------------------------------------------
Accrued administrative services fees                  885,812
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,246
-------------------------------------------------------------
Accrued transfer agent fees                             1,692
-------------------------------------------------------------
Accrued operating expenses                             64,535
=============================================================
    Total liabilities                              16,125,791
=============================================================
Net assets applicable to shares outstanding    $1,559,283,137
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,778,653,359
-------------------------------------------------------------
  Undistributed net investment income               7,031,694
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                   (410,043,655)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                    183,641,739
=============================================================
                                               $1,559,283,137
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,555,474,651
_____________________________________________________________
=============================================================
Series II                                      $    3,808,486
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           74,288,240
_____________________________________________________________
=============================================================
Series II                                             182,681
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        20.94
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        20.85
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $110,048)                                      $ 22,794,733
-------------------------------------------------------------
Dividends from affiliated money market funds*       1,579,460
-------------------------------------------------------------
Interest                                                  295
=============================================================
    Total investment income                        24,374,488
=============================================================

EXPENSES:

Advisory fees                                       8,597,730
-------------------------------------------------------------
Administrative services fees                        2,696,121
-------------------------------------------------------------
Custodian fees                                         99,351
-------------------------------------------------------------
Distribution fees -- Series II                          7,206
-------------------------------------------------------------
Transfer agent fees                                    20,908
-------------------------------------------------------------
Trustees' fees                                         25,528
-------------------------------------------------------------
Other                                                 109,212
=============================================================
    Total expenses                                 11,556,056
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (72,099)
=============================================================
    Net expenses                                   11,483,957
=============================================================
Net investment income                              12,890,531
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (24,973,066)
-------------------------------------------------------------
  Foreign currencies                                      318
=============================================================
                                                  (24,972,748)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           324,404,877
-------------------------------------------------------------
  Foreign currencies                                     (226)
=============================================================
                                                  324,404,651
=============================================================
Net gain from investment securities and foreign
  currencies                                      299,431,903
=============================================================
Net increase in net assets resulting from
  operations                                     $312,322,434
_____________________________________________________________
=============================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   12,890,531    $   10,974,436
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (24,972,748)       69,758,275
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 324,404,651      (368,823,794)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  312,322,434      (288,091,083)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,186,491)       (5,105,648)
----------------------------------------------------------------------------------------------
  Series II                                                          (31,366)           (7,025)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,217,857)       (5,112,673)
==============================================================================================
Share transactions-net:
  Series I                                                      (127,008,381)     (238,832,022)
----------------------------------------------------------------------------------------------
  Series II                                                        1,187,509         1,760,027
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (125,820,872)     (237,071,995)
==============================================================================================
    Net increase (decrease) in net assets                        172,283,705      (530,275,751)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,386,999,432     1,917,275,183
==============================================================================================
  End of year (including undistributed net investment income of $7,031,694 and $8,358,703 for 2003 and 2002,
    respectively)                                             $1,559,283,137    $1,386,999,432
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                           AIM V.I. CORE EQUITY FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and /or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, AIM waived fees of $71,875.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $2,696,121 for such services, of which AIM retained $334,788 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $22,142 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $7,206.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                          UNREALIZED
                         MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE      DIVIDEND      REALIZED
                          12/31/2002       AT COST       FROM SALES     (DEPRECIATION)    12/31/2003        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $ 96,918,925    $136,007,630   $(163,826,615)     $    --       $ 69,099,940    $    757,478     $    --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       96,918,925     136,007,630    (163,826,615)          --         69,099,940         734,757          --
===================================================================================================================================
    Subtotal             $193,837,850    $272,015,260   $(327,653,230)     $    --       $138,199,880    $  1,492,235     $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                         UNREALIZED
                         MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE     DIVIDEND      REALIZED
                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME*      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $        --    $106,778,000   $(106,778,000)     $    --       $        --    $    87,225      $    --
=================================================================================================================================
    Total                $193,837,850   $378,793,260   $(434,431,230)     $    --       $138,199,880   $ 1,579,460      $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $36,551.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $2 and reductions in custodian fees of $222 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $224.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $7,420 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by

                           AIM V.I. CORE EQUITY FUND
earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $87,225 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                         2003           2002
---------------------------------------------------------------
Distributions paid from ordinary
  income                              $14,217,857    $5,112,673
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $   14,209,716
-------------------------------------------------------------
Unrealized appreciation -- investments            159,268,281
-------------------------------------------------------------
Temporary book/tax differences                       (124,411)
-------------------------------------------------------------
Capital loss carryforward                        (392,723,808)
-------------------------------------------------------------
Shares of beneficial interest                   1,778,653,359
=============================================================
Total net assets                               $1,559,283,137
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation)is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    852,667
-----------------------------------------------------------
December 31, 2009                               370,653,287
-----------------------------------------------------------
December 31, 2011                                21,217,854
===========================================================
Total capital loss carryforward                $392,723,808
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $391,409,028 and $473,053,351, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $200,024,743
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (40,756,462)
=============================================================
Net unrealized appreciation of investment
  securities                                     $159,268,281
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,413,845,728.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $317 and undistributed net realized gains decreased by $317. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. CORE EQUITY FUND

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                         2002
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,752,378   $  32,165,026     2,711,007   $  51,401,798
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      155,224       2,728,158       131,069       2,388,530
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       702,995      14,186,491       299,627       5,105,648
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,561          31,366           413           7,025
======================================================================================================================
Reacquired:
  Series I                                                    (9,709,887)   (173,359,898)  (16,363,086)   (295,339,468)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (89,175)     (1,572,015)      (36,224)       (635,528)
======================================================================================================================
                                                              (7,186,904)  $(125,820,872)  (13,257,194)  $(237,071,995)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         SERIES I
                                                          -----------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                             2003               2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    16.99         $    20.20    $    26.19    $    31.59    $    23.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.17(a)            0.12(a)       0.03(b)       0.01(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.97              (3.27)        (6.01)        (4.56)         8.05
=================================================================================================================================
    Total from investment operations                            4.14              (3.15)        (5.98)        (4.55)         8.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.19)             (0.06)        (0.01)        (0.04)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --            --         (0.81)        (0.11)
=================================================================================================================================
    Total distributions                                        (0.19)             (0.06)        (0.01)        (0.85)        (0.27)
=================================================================================================================================
Net asset value, end of period                            $    20.94         $    16.99    $    20.20    $    26.19    $    31.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                24.42%            (15.58)%      (22.83)%      (14.56)%       34.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,555,475         $1,385,050    $1,916,875    $2,514,262    $2,443,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         0.81%(d)(e)        0.78%         0.82%         0.84%         0.77%
=================================================================================================================================
Ratio of net investment income to average net assets            0.91%(d)           0.67%         0.12%(b)       0.04%        0.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           31%               113%           73%           75%           93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $1,409,239,314.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                           AIM V.I. CORE EQUITY FUND


                                                                               SERIES II
                                                              --------------------------------------------
                                                                                        OCTOBER 24, 2001
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              ----------------------      DECEMBER 31,
                                                               2003           2002            2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.94         $ 20.19          $18.97
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.12(a)         0.07(a)        (0.00)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.96           (3.26)           1.23
==========================================================================================================
    Total from investment operations                            4.08           (3.19)           1.23
==========================================================================================================
Less dividends from net investment income                      (0.17)          (0.06)          (0.01)
==========================================================================================================
Net asset value, end of period                                $20.85         $ 16.94          $20.19
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                24.15%         (15.79)%          6.49%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,808         $ 1,949          $  400
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                         1.06%(c)(d)     1.03%           1.03%(e)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     0.66%(c)        0.42%          (0.10)%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                        31%            113%             73%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,882,370.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                           AIM V.I. CORE EQUITY FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, formerly AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                      TRUSTEE AND/
POSITION(S) HELD WITH THE                    OR OFFICER       PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIP(S)
TRUST                                        SINCE            DURING PAST 5 YEARS                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946                1993             Director and Chairman, A I M           None
  Trustee, Chairman and President                             Management Group Inc. (financial
                                                              services holding company); and
                                                              Director and Vice Chairman, AMVESCAP
                                                              PLC and Chairman of AMVESCAP
                                                              PLC -- AIM Division (parent of AIM
                                                              and a global investment management
                                                              firm)
                                                              Formerly: President and Chief
                                                              Executive Officer, A I M Management
                                                              Group Inc.; Director, Chairman and
                                                              President, A I M Advisors, Inc.
                                                              (registered investment advisor);
                                                              Director and Chairman, A I M Capital
                                                              Management, Inc. (registered
                                                              investment advisor), A I M
                                                              Distributors, Inc. (registered
                                                              broker dealer), AIM Investment
                                                              Services, Inc., (registered transfer
                                                              agent), and Fund Management Company
                                                              (registered broker dealer); and
                                                              Chief Executive Officer, AMVESCAP
                                                              PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951              2003             Director, President and Chief          None
  Trustee and Executive Vice President                        Executive Officer, A I M Management
                                                              Group Inc. (financial services
                                                              holding company); Director, Chairman
                                                              and President, A I M Advisors, Inc.
                                                              (registered investment advisor);
                                                              Director, A I M Capital Management,
                                                              Inc. (registered investment advisor)
                                                              and A I M Distributors, Inc.
                                                              (registered broker dealer); Director
                                                              and Chairman, AIM Investment
                                                              Services, Inc. (registered transfer
                                                              agent), and Fund Management Company
                                                              (registered broker dealer); and
                                                              Chief Executive Officer, AMVESCAP
                                                              PLC -- AIM Division (parent of AIM
                                                              and a global investment management
                                                              firm)
                                                              Formerly: Director, Chairman,
                                                              President and Chief Executive
                                                              Officer, INVESCO Funds Group, Inc.
                                                              and INVESCO Distributors, Inc.;
                                                              Chief Executive Officer, AMVESCAP
                                                              PLC -- Managed Products; Chairman
                                                              and Chief Executive Officer of
                                                              NationsBanc Advisors, Inc.; and
                                                              Chairman of NationsBanc Investments,
                                                              Inc.
---------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                    2001             Of Counsel, law firm of Baker &        Badgley Funds, Inc.
  Trustee                                                     McKenzie                               (registered investment
                                                                                                     company)
                                                              Formerly: Partner, law firm of Baker
                                                              & McKenzie
---------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944                  1993             Chairman, Crockett Technology          ACE Limited (insurance
  Trustee                                                     Associates (technology consulting      company); and
                                                              company)                               Captaris, Inc.
                                                                                                     (unified messaging
                                                                                                     provider)
---------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                   2000             Director of a number of public and     Cortland Trust, Inc.
  Trustee                                                     private business corporations,         (Chairman) (registered
                                                              including the Boss Group Ltd.          investment company);
                                                              (private investment and management)    Annuity and Life Re
                                                              and Magellan Insurance Company         (Holdings), Ltd.
                                                                                                     (insurance company)
                                                              Formerly: Director, President and
                                                              Chief Executive Officer, Volvo Group
                                                              North America, Inc.; Senior Vice
                                                              President, AB Volvo; and director of
                                                              various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935                1998             Retired                                None
  Trustee
                                                              Formerly: Chairman, Mercantile
                                                              Mortgage Corp.; President and Chief
                                                              Operating Officer, Mercantile-Safe
                                                              Deposit & Trust Co.; and President,
                                                              Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                     1997             Chief Executive Officer, Twenty        Administaff, Discovery
  Trustee                                                     First Century Group, Inc.              Global Education Fund
                                                              (government affairs company) and       (non-profit)
                                                              Texana Timber LP (sustainable
                                                              forestry company)
---------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. CORE EQUITY FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin        Cortland Trust, Inc.
  Trustee                                            Naftalis and Frankel LLP                 (registered investment
                                                                                              company)
--------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer,       None
  Trustee                                            YWCA of the USA
--------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper    None
  Trustee
--------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         2001               Retired                                  None
  Trustee
--------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          1993               Executive Vice President, Development    None
  Trustee                                            and Operations Hines Interests Limited
                                                     Partnership (real estate development
                                                     company)
--------------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice President,         N/A
  Senior Vice President and                          Secretary and General Counsel, A I M
  Chief Legal Officer                                Management Group Inc. (financial
                                                     services holding company) and A I M
                                                     Advisors, Inc.; Vice President, A I M
                                                     Capital Management, Inc., A I M
                                                     Distributors, Inc. and AIM Investment
                                                     Services, Inc.; and Director, Vice
                                                     President and General Counsel, Fund
                                                     Management Company
                                                     Formerly: Senior Vice President and
                                                     General Counsel, Liberty Financial
                                                     Companies, Inc.; and Senior Vice
                                                     President and General Counsel, Liberty
                                                     Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income    N/A
  Vice President                                     Officer and Senior Investment Officer,
                                                     A I M Capital Management, Inc.; and
                                                     Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          1993               Managing Director and Director of        N/A
  Vice President                                     Money Market Research and Special
                                                     Projects, A I M Capital Management,
                                                     Inc.; and Vice President, A I M
                                                     Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943         1993               Vice President and Chief Compliance      N/A
  Vice President                                     Officer, A I M Advisors, Inc. and
                                                     A I M Capital Management, Inc.; and
                                                     Vice President, AIM Investment
                                                     Services, Inc.
--------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer,       N/A
  Vice President and Treasurer                       A I M Advisors, Inc.; Senior Vice
                                                     President, AIM Investment Services,
                                                     Inc.; and Vice President, A I M
                                                     Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Management   N/A
  Vice President                                     Officer, A I M Capital Management,
                                                     Inc; Director and President, Fund
                                                     Management Company; and Vice
                                                     President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.,    N/A
  Vice President                                     and President, Chief Executive Officer
                                                     and Chief Investment Officer, A I M
                                                     Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 100.00% is eligible for the dividends received deduction for corporations.
                           AIM V.I. CORE EQUITY FUND

                                           AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                  AIM V.I. DENT DEMOGRAPHIC TRENDS FUND seeks to
                                            provide long-term growth of capital.



YOUR GOALS.OUR SOLUTIONS.                    [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--



===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                    AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

CYCLICAL STOCKS                                                                          stable, retail spending increased on a
BENEFIT FUND PERFORMANCE                                                                 yearover- year basis, manufacturing
                                                                                         activity picked up, and residential real
For the year ended December 31, 2003,       toppled the regime of Saddam Hussein.        estate activity remained strong while
AIM V.I. Dent Demographic Trends Fund       The nation's gross domestic product,         commercial real estate activity remained
Series I and Series II shares returned      generally considered the broadest            weak.
37.47% and 37.30%, respectively. For the    measure of economic activity, expanded
same period, the fund's broad market        at an annualized rate of 1.4% in the         YOUR FUND
index, the S&P 500--Registered              first quarter, 3.1% in the second
Trademark-- Index, returned 28.67%; its     quarter, 8.2% in the third quarter, and      During the year, and in keeping with the
style-specific index, the Russell           4.0% in the fourth quarter of 2003.          fund's investment strategy, we continued
3000--Registered Trademark-- Growth         According to Bloomberg, as of the close      to emphasize stocks in the information
Index, returned 30.97%; and its peer        of the year, approximately 64% of the        technology, financials, health care, and
group index, the Lipper Multi-Cap Growth    companies in the S&P 500 Index had           consumer discretionary sectors. We did
Fund Index, returned 35.38%. The fund       reported third-quarter earnings that         so because, in the long term, we believe
outperformed the S&P 500 Index because      exceeded analysts' expectations.             they are most likely to benefit from
economically sensitive stocks generally                                                  changing demographic, economic, and
outperformed less cyclical stocks, and         For the first half of the year, the       lifestyle trends. Emphasizing those
because the fund held a number of mid-      Federal Reserve (the Fed) kept the           sectors helped fund performance, since
and small-cap stocks, which generally       short-term federal funds rate at 1.25%.      those sectors performed well during the
outperformed large-cap stocks for the       On June 25, 2003, it reduced that rate       year-as did stocks in the industrials
year.                                       to 1.00%, its lowest level since 1958.       sector, in which we owned very little.
                                            At the time, the Fed said it favored a       Our underweight position in the
                                            more expansive monetary policy because       industrials sector hindered fund
MARKET CONDITIONS                           the economy had not yet exhibited            performance.
                                            sustainable growth.
The S&P 500 Index declined at the                                                           As of the close of the year,
beginning of 2003, dropping to its             By October, the Fed reported that         information technology, health care,
lowest level of the year on March 11,       economic expansion had increased and         consumer discretionary, and financials
and then rallied. All sectors of the S&P    consumer spending was generally              stocks accounted for approximately 91%
500 Index recorded gains for the year.      stronger, although the job market            of the fund's total net assets. Also,
Information technology, materials, and      remained weak. The Fed's November Beige      large-cap, mid-cap, and small-cap stocks
consumer discretionary were the             Book report cited "reasonably                accounted for approximately 62%, 28%,
top-performing sectors while                broad-based" economic expansion in           and 10%, respectively, of the fund's
telecommunication services, consumer        October and early November and noted         total net assets at the end of the year.
staples, and health care were the           that in most Federal Reserve districts,      Among individual holdings:
weakest-performing sectors.                 wages and the prices of finished goods
                                            and services remained fairly                 o Cisco, a leader in computer networking
   During this rally, the United States                                                  for the Internet, was the fund's top
and its allies took military action                                                      contributor for the year. Cisco
against Iraq and                                                                         announced in November that its revenues
                                                                                         and earnings increased from the



===================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03     TOP 10 INDUSTRIES* as of 12/31/03         FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.              3.0%   1. Communications Equipment        8.4%  Total returns 12/31/02-12/31/03,
 2. Analog Devices, Inc.             2.5    2. Semiconductors                  7.3   excluding product issuer charges
 3. Novellus Systems, Inc.           2.4    3. Systems Software                7.1
 4. VERITAS Software Corp.           2.2    4. Pharmaceuticals                 4.9   Series I Shares                        37.47%
 5. Microsoft Corp.                  2.0    5. Health Care Equipment           4.7   Series II Shares                       37.30
 6. Goldman Sachs Group, Inc. (The)  2.0    6. Biotechnology                   3.9   S&P 500 Index
 7. Boston Scientific Corp.          1.8    7. Investment Banking & Brokerage  3.8   (Broad Market Index)                   28.67
 8. Citigroup Inc.                   1.8    8. Specialty Stores                3.0   Russell 3000 Growth Index
 9. Microchip Technology Inc.        1.8    9. Internet Retail                 2.6   (Style-specific Index)                 30.97
10. Yahoo! Inc.                      1.8   10. Data Processing &                     Lipper Multi-Cap Growth Fund Index
                                               Outsourced Services             2.4   (Peer Group Index)                     35.38
                                                                                     Source: Lipper, Inc.
                                                                                     TOTAL NUMBER OF HOLDINGS*                 94
                                                                                     TOTAL NET ASSETS              $124.5 Million
===================================================================================================================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


                                                                                               AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

first quarter of fiscal 2003 to the           RESULTS OF A $10,000 INVESTMENT
first quarter of 2004, and that its           9/10/01-12/31/03
first quarter 2004 earnings exceeded          Index data from 8/31/01
those of the fourth quarter of 2003. The                                             [LINE CHART]
company's chief executive officer said
in December that his company's customers                                                                               AIM V.I. DENT
appeared to be increasing their                                                        LIPPER                           DEMOGRAPHIC
information technology spending plans.                                                MULTI-CAP                         TRENDS FUND-
                                                                      S&P 500        GROWTH FUND     RUSSELL 3000        SERIES I
o Lamar Advertising, one of the nation's                              INDEX             INDEX        GROWTH INDEX         SHARES
leading outdoor advertising companies,
was the fund's top detractor for the
year. We anticipated that the improving       12/29/1999                                                                  10000
economy would cause companies to               6/30/2000               9957             10740            10404            10410
increase their advertising spending.          12/31/2000               9090              8795             7758             8211
When Lamar did not meet analysts'              6/30/2001               8481              7496             6731             6441
expectations, its stock underperformed        12/31/2001               8010              6582             6236             5591
and we therefore sold our holdings.            6/30/2002               6957              5257             4955             4470
                                              12/31/2002               6241              4619             4488             3790
IN CLOSING                                     6/30/2003               6974              5341             5093             4551
                                              12/31/2003               8030              6253             5877             5210
We were pleased to be able to provide
shareholders with positive returns that
exceeded those of the fund's benchmark        Past performance cannot guarantee comparable future results.      Source: Lipper, Inc.
indexes during the year ended December
31, 2003, by investing in the stocks of
companies that we believe are likely to       investor's shares, when redeemed, may be    U.S. companies based on market
benefit from changing demographic,            worth more or less than their original      capitalization. The Growth subset
economic, and lifestyle trends.               cost.                                       measures the performance of Russell 3000
                                                                                          companies with higher price/book ratios
              ----------                         AIM Variable Insurance Funds are         and higher forecasted growth values.
                                              offered through insurance company
AVERAGE ANNUAL TOTAL RETURNS                  separate accounts to fund variable             The unmanaged Standard & Poor's
---------------------------------------       annuity contracts and variable life         Composite Index of 500 Stocks (the S&P
As of 12/31/03                                insurance policies, and through certain     500 Index) is an index of common stocks
                                              pension or retirement plans. Performance    frequently used as a general measure of
SERIES I SHARES                               figures given represent the fund and are    U.S. stock market performance.
Inception (12/29/99)   -15.02%                not intended to reflect actual values.
  1 Year                37.47                 They do not reflect sales charges,             Bloomberg, Inc., is a well-known
                                              expenses and fees at the separate           independent financial research and
SERIES II SHARES*                             account level. Sales charges, expenses      reporting firm.
Inception              -15.20%                and fees, which are determined by the
  1 Year                37.30                 product issuers, will vary and will            A direct investment cannot be made in
                                              lower the total return.                     an index. Unless otherwise indicated,
*Series II shares were first offered                                                      index results include reinvested
11/7/01. Returns prior to that date are       PRINCIPAL RISKS OF INVESTING IN THE FUND    dividends, and they do not reflect sales
hypothetical results based on the                                                         charges. Performance of an index of
performance of Series I shares                Harry S. Dent's stock market scenario       funds reflects fund expenses;
(inception date 12/29/99), adjusted to        for the coming decade, based on             performance of a market index does not.
reflect Series II 12b-1 fees. The Series      historical data, represents his opinion.
I and Series II shares invest in the          Unforeseen events such as rising               Industry classifications used in this
same portfolio of securities and will         inflation, declining productivity,          report are generally according to the
have substantially similar performance,       irregular spending and savings patterns,    Global Industry Classification Standard,
except to the extent that expenses borne      and other social, political and economic    which was developed by and is the
by each class differ.                         uncertainty could affect corporate          exclusive property and a service mark of
                                              earnings and the stock market,              Morgan Stanley Capital International
   Current performance may be lower or        negatively altering Mr. Dent's view.        Inc. and Standard & Poor's.
higher than the performance data quoted.
Past performance cannot guarantee                Investing in small and mid-size          A description of the policies and
comparable future results. Due to             companies may involve risks not             procedures that the Fund uses to
significant market volatility, results        associated with investing in more           determine how to vote proxies relating
of an investment made today may differ        established companies. Also, small          to portfolio securities is available
substantially from the historical             companies may have business risk,           without charge, upon request, by calling
performance shown. Please see your            significant stock price fluctuations and    800-959-4246, or on the AIM Web site,
financial advisor for more current            illiquidity.                                AIMinvestments.com.
performance. Fund performance figures
are historical, and they reflect fund            The fund may invest up to 25% of its
expenses, the reinvestment of                 total assets in foreign securities.
distributions and changes in net asset        International investing presents certain
value. The fund's investment return and       risks not associated with investing
principal value will fluctuate, so an         solely in the United States. These          ==========================================
                                              include risks relating to fluctuations            PORTFOLIO MANAGEMENT TEAM AS OF
                                              in the value of the U.S. dollar relative      12/31/03 KIRK L. ANDERSON GABE BIRDSALL
                                              to the values of other currencies, the           LANNY H. SACHNOWITZ, LEAD MANAGER
                                              custody arrangements made for the fund's      ASSISTED BY THE LARGE CAP GROWTH TEAM
                                              foreign holdings, differences in            ==========================================
                                              accounting, political risks and the
                                              lesser degree of public information                                         VIDDT-AR-1
                                              required to be provided by non-U.S.
                                              companies.

                                              ABOUT INDEXES USED IN THIS REPORT

                                              The unmanaged Lipper Multi-Cap Growth
                                              Fund Index represents an average of the
                                              performance of the 30 largest
                                              multi-capitalization growth funds
                                              tracked by Lipper, Inc., an independent
                                              mutual fund performance monitor.

                                                 The unmanaged Russell 3000 Growth
                                              Index is a subset of the Russell
                                              3000--Registered Trademark-- Index, an
                                              index of common stocks that measures
                                              performance of the largest 3,000

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.41%

APPAREL RETAIL-2.08%

AnnTaylor Stores Corp.(a)                         26,400   $  1,029,600
-----------------------------------------------------------------------
Gap, Inc. (The)                                   67,200      1,559,712
=======================================================================
                                                              2,589,312
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.75%

Coach, Inc.(a)                                    24,800        936,200
=======================================================================

APPLICATION SOFTWARE-1.41%

Mercury Interactive Corp.(a)                      15,900        773,376
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               43,100        982,680
=======================================================================
                                                              1,756,056
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.32%

Franklin Resources, Inc.                          20,200      1,051,612
-----------------------------------------------------------------------
Investors Financial Services Corp.                21,600        829,656
-----------------------------------------------------------------------
T. Rowe Price Group Inc.                          21,200      1,005,092
=======================================================================
                                                              2,886,360
=======================================================================

BIOTECHNOLOGY-3.89%

Amgen Inc.(a)                                     21,600      1,334,880
-----------------------------------------------------------------------
Genentech, Inc.(a)                                17,100      1,600,047
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               18,300      1,281,000
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              33,400        629,590
=======================================================================
                                                              4,845,517
=======================================================================

CASINOS & GAMING-0.87%

International Game Technology                     30,200      1,078,140
=======================================================================

COMMUNICATIONS EQUIPMENT-8.45%

Cisco Systems, Inc.(a)                           154,400      3,750,376
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      47,400        833,766
-----------------------------------------------------------------------
Corning Inc.(a)                                   82,800        863,604
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         66,200      1,236,616
-----------------------------------------------------------------------
Motorola, Inc.                                    74,400      1,046,808
-----------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                219,900        930,177
-----------------------------------------------------------------------
QLogic Corp.(a)                                   18,700        964,920
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               13,400        895,522
=======================================================================
                                                             10,521,789
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.66%

Best Buy Co., Inc.                                15,700        820,168
=======================================================================

COMPUTER HARDWARE-1.69%

Dell Inc.(a)                                      61,900      2,102,124
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


COMPUTER STORAGE & PERIPHERALS-1.98%

Electronics for Imaging, Inc.(a)                  29,100   $    757,182
-----------------------------------------------------------------------
EMC Corp.(a)                                     132,300      1,709,316
=======================================================================
                                                              2,466,498
=======================================================================

CONSUMER FINANCE-1.95%

American Express Co.                              25,300      1,220,219
-----------------------------------------------------------------------
MBNA Corp.                                        48,500      1,205,225
=======================================================================
                                                              2,425,444
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.39%

Affiliated Computer Services, Inc.-Class A(a)     17,100        931,266
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    26,900        744,592
-----------------------------------------------------------------------
Paychex, Inc.                                     35,000      1,302,000
=======================================================================
                                                              2,977,858
=======================================================================

DEPARTMENT STORES-1.24%

Nordstrom, Inc.                                   27,500        943,250
-----------------------------------------------------------------------
Saks Inc.(a)                                      39,800        598,592
=======================================================================
                                                              1,541,842
=======================================================================

DIVERSIFIED BANKS-1.15%

Wachovia Corp.                                    30,700      1,430,313
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.21%

J.P. Morgan Chase & Co.                           41,000      1,505,930
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.52%

H&R Block, Inc.                                   11,600        642,292
=======================================================================

DRUG RETAIL-0.89%

CVS Corp.                                         30,800      1,112,496
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.30%

Agilent Technologies, Inc.(a)                     55,500      1,622,820
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.78%

Molex Inc.-Class A                                33,300        977,688
=======================================================================

HEALTH CARE DISTRIBUTORS-0.66%

Omnicare, Inc.                                    20,500        827,995
=======================================================================

HEALTH CARE EQUIPMENT-4.69%

Boston Scientific Corp.(a)                        61,500      2,260,740
-----------------------------------------------------------------------
Guidant Corp.                                     27,000      1,625,400
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   12,100        836,110
-----------------------------------------------------------------------

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                          15,800   $  1,112,320
=======================================================================
                                                              5,834,570
=======================================================================

HEALTH CARE SERVICES-1.65%

Caremark Rx, Inc.(a)                              44,100      1,117,053
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   24,100        939,900
=======================================================================
                                                              2,056,953
=======================================================================

HEALTH CARE SUPPLIES-1.03%

Alcon, Inc. (Switzerland)                         11,100        671,994
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           14,800        612,276
=======================================================================
                                                              1,284,270
=======================================================================

HOME ENTERTAINMENT SOFTWARE-1.06%

Electronic Arts Inc.(a)                           27,600      1,318,728
=======================================================================

HOME IMPROVEMENT RETAIL-0.87%

Home Depot, Inc. (The)                            30,400      1,078,896
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.85%

Royal Caribbean Cruises Ltd. (Liberia)            26,100        908,019
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         38,800      1,395,636
=======================================================================
                                                              2,303,655
=======================================================================

HOUSEHOLD PRODUCTS-1.26%

Procter & Gamble Co. (The)                        15,700      1,568,116
=======================================================================

INTERNET RETAIL-2.63%

Amazon.com, Inc.(a)                               40,900      2,152,976
-----------------------------------------------------------------------
eBay Inc.(a)                                      17,400      1,123,866
=======================================================================
                                                              3,276,842
=======================================================================

INTERNET SOFTWARE & SERVICES-1.76%

Yahoo! Inc.(a)                                    48,400      2,186,228
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.81%

Ameritrade Holding Corp.(a)                       47,400        666,918
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   25,000      2,468,250
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         27,500      1,612,875
=======================================================================
                                                              4,748,043
=======================================================================

IT CONSULTING & OTHER SERVICES-0.94%

Accenture Ltd.-Class A (Bermuda)(a)               44,400      1,168,608
=======================================================================

MANAGED HEALTH CARE-1.52%

Coventry Health Care, Inc.(a)                     14,200        915,758
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           16,900        983,242
=======================================================================
                                                              1,899,000
=======================================================================

MOTORCYCLE MANUFACTURERS-0.44%

Harley-Davidson, Inc.                             11,600        551,348
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

-----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.64%

Viacom Inc.-Class B                               22,900   $  1,016,302
-----------------------------------------------------------------------
Walt Disney Co. (The)                             44,000      1,026,520
=======================================================================
                                                              2,042,822
=======================================================================

MULTI-LINE INSURANCE-1.36%

American International Group, Inc.                15,000        994,200
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      22,000        699,600
=======================================================================
                                                              1,693,800
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.80%

Citigroup Inc.                                    46,200      2,242,548
=======================================================================

PERSONAL PRODUCTS-1.01%

Gillette Co. (The)                                34,300      1,259,839
=======================================================================

PHARMACEUTICALS-4.85%

Lilly (Eli) & Co.                                 16,600      1,167,478
-----------------------------------------------------------------------
Pfizer Inc.                                       46,500      1,642,845
-----------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 12,900        840,435
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     15,300        986,850
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        24,800      1,406,408
=======================================================================
                                                              6,044,016
=======================================================================

PUBLISHING-1.36%

Getty Images, Inc.(a)                             33,700      1,689,381
=======================================================================

RESTAURANTS-0.66%

Wendy's International, Inc.                       20,800        816,192
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.37%

Novellus Systems, Inc.(a)                         70,300      2,956,115
=======================================================================

SEMICONDUCTORS-7.28%

Analog Devices, Inc.                              68,400      3,122,460
-----------------------------------------------------------------------
Microchip Technology Inc.                         66,200      2,208,432
-----------------------------------------------------------------------
PMC-Sierra, Inc.(a)                               42,400        854,360
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            91,600        937,984
-----------------------------------------------------------------------
Texas Instruments Inc.                            65,900      1,936,142
=======================================================================
                                                              9,059,378
=======================================================================

SOFT DRINKS-0.66%

Coca-Cola Enterprises Inc.                        37,400        817,938
=======================================================================

SPECIALTY STORES-3.04%

Advance Auto Parts, Inc.(a)                        8,900        724,460
-----------------------------------------------------------------------
Staples, Inc.(a)                                  35,500        969,150
-----------------------------------------------------------------------
Tiffany & Co.                                     26,900      1,215,880
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          25,200        876,204
=======================================================================
                                                              3,785,694
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SYSTEMS SOFTWARE-7.05%

Computer Associates International, Inc.           44,500   $  1,216,630
-----------------------------------------------------------------------
Microsoft Corp.                                   92,500      2,547,450
-----------------------------------------------------------------------
Oracle Corp.(a)                                   73,300        967,560
-----------------------------------------------------------------------
Symantec Corp.(a)                                 38,500      1,334,025
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         73,100      2,716,396
=======================================================================
                                                              8,782,061
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.71%

CDW Corp.                                         15,400        889,504
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.92%

Doral Financial Corp. (Puerto Rico)               34,550      1,115,274
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-(CONTINUED)

New York Community Bancorp, Inc.                  33,400   $  1,270,870
=======================================================================
                                                              2,386,144
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $98,365,467)                          118,807,531
=======================================================================

MONEY MARKET FUNDS-6.84%

Liquid Assets Portfolio(b)                     4,258,463      4,258,463
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,258,463      4,258,463
=======================================================================
    Total Money Market Funds (Cost
      $8,516,926)                                             8,516,926
=======================================================================
TOTAL INVESTMENTS-102.25% (Cost $106,882,393)               127,324,457
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.25%)                        (2,803,804)
=======================================================================
NET ASSETS-100.00%                                         $124,520,653
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.


See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $98,365,467)  $118,807,531
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,516,926)                                 8,516,926
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,200,546
-------------------------------------------------------------
  Fund shares sold                                    302,196
-------------------------------------------------------------
  Dividends                                            76,033
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     19,983
=============================================================
    Total assets                                  128,923,215
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             4,275,112
-------------------------------------------------------------
  Fund shares reacquired                                2,999
-------------------------------------------------------------
  Deferred compensation and retirement plans           20,269
-------------------------------------------------------------
Accrued administrative services fees                   67,054
-------------------------------------------------------------
Accrued distribution fees -- Series II                 18,982
-------------------------------------------------------------
Accrued transfer agent fees                               292
-------------------------------------------------------------
Accrued operating expenses                             17,854
=============================================================
    Total liabilities                               4,402,562
=============================================================
Net assets applicable to shares outstanding      $124,520,653
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $142,628,183
-------------------------------------------------------------
  Undistributed net investment income (loss)          (19,450)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                          (38,530,144)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and option contracts                20,442,064
=============================================================
                                                 $124,520,653
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,162,313
_____________________________________________________________
=============================================================
Series II                                        $ 59,358,340
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           12,511,344
_____________________________________________________________
=============================================================
Series II                                          11,447,467
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.21
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.19
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,800)                                        $   461,138
------------------------------------------------------------
Dividends from affiliated money market funds          42,002
============================================================
    Total investment income                          503,140
============================================================

EXPENSES:

Advisory fees                                        616,306
------------------------------------------------------------
Administrative services fees                         219,678
------------------------------------------------------------
Custodian fees                                        56,754
------------------------------------------------------------
Distribution fees -- Series II                        76,139
------------------------------------------------------------
Transfer agent fees                                   10,934
------------------------------------------------------------
Trustees' fees                                         9,283
------------------------------------------------------------
Other                                                 28,298
============================================================
    Total expenses                                 1,017,392
============================================================
Less: Fees waived and expense offset
  arrangements                                       (31,038)
============================================================
    Net expenses                                     986,354
============================================================
Net investment income (loss)                        (483,214)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,833,467
------------------------------------------------------------
  Foreign currencies                                   1,068
------------------------------------------------------------
  Option contracts written                           (51,519)
============================================================
                                                   1,783,016
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           20,808,580
------------------------------------------------------------
  Option contracts written                            (3,561)
============================================================
                                                  20,805,019
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 22,588,035
============================================================
Net increase in net assets resulting from
  operations                                     $22,104,821
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (483,214)   $   (287,078)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    1,783,016     (14,395,560)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  20,805,019      (1,671,862)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,104,821     (16,354,500)
==========================================================================================
Share transactions-net:
  Series I                                                      25,556,644         521,251
------------------------------------------------------------------------------------------
  Series II                                                     38,614,358      11,299,776
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               64,171,002      11,821,027
==========================================================================================
    Net increase (decrease) in net assets                       86,275,823      (4,533,473)
==========================================================================================

NET ASSETS:

  Beginning of year                                             38,244,830      42,778,303
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(19,450) and $(16,242) for 2003 and 2002,
    respectively)                                             $124,520,653    $ 38,244,830
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a sub-advisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $561.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $219,678 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $12,802 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $45,684 after AIM Distributors waived Plan fees of $30,455.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.


                                                                           UNREALIZED
                      MARKET VALUE        PURCHASES       PROCEEDS FROM    APPRECIATION      MARKET VALUE    DIVIDEND    REALIZED
FUND                  12/31/2002           AT COST           SALES         (DEPRECIATION)    12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio            $1,086,161         $28,201,030     $(25,028,728)        $  --          $4,258,463     $21,095        $  --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    1,086,161          28,201,030      (25,028,728)           --           4,258,463      20,907           --
====================================================================================================================================
                       $2,172,322         $56,402,060     $(50,057,456)        $  --          $8,516,926     $42,002        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $21 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $22.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         41      $   5,713
-----------------------------------------------------------
Written                                1,525        220,789
-----------------------------------------------------------
Closed                                (1,516)      (220,902)
-----------------------------------------------------------
Expired                                  (50)        (5,600)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           $ 19,120,661
-------------------------------------------------------------
Temporary book/tax differences                        (19,450)
-------------------------------------------------------------
Capital loss carryforward                         (37,208,741)
-------------------------------------------------------------
Shares of beneficial interest                     142,628,183
=============================================================
Total net assets                                 $124,520,653
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and trustee retirement plan expenses.

    The Fund utilized $520,518 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $ 2,600,365
-----------------------------------------------------------
December 31, 2009                               21,006,614
-----------------------------------------------------------
December 31, 2010                               13,601,762
===========================================================
Total capital loss carryforward                $37,208,741
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $156,261,267 and $96,951,416, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $19,332,050
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (211,389)
============================================================
Net unrealized appreciation of investment
  securities                                     $19,120,661
____________________________________________________________
============================================================
Cost of investments for tax purposes is $108,203,796.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $480,006, undistributed net realized gain
(loss) decreased by $1,068 and shares of beneficial interest decreased by $478,938. This reclassification had no effect on the net assets of the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                        2003                          2002
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     7,197,545    $33,332,639     2,894,499    $ 13,398,396
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    9,405,244     43,085,074     3,565,338      16,584,380
=====================================================================================================================
Reacquired:
  Series I                                                    (1,735,831)    (7,775,995)   (2,862,278)    (12,877,145)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (996,565)    (4,470,716)   (1,162,675)     (5,284,604)
=====================================================================================================================
                                                              13,870,393    $64,171,002     2,434,884    $ 11,821,027
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                        -------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                                                                                                                (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                        -------------------------------------------------       DECEMBER 31,
                                                         2003          2002          2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  3.79       $  5.59       $  8.21       $ 10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.03)(a)     (0.03)(a)     (0.05)(a)     (0.07)(a)          0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            1.45         (1.77)        (2.57)        (1.72)             0.00
=================================================================================================================================
    Total from investment operations                       1.42         (1.80)        (2.62)        (1.79)             0.00
=================================================================================================================================
Net asset value, end of period                          $  5.21       $  3.79       $  5.59       $  8.21            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           37.47%       (32.20)%      (31.91)%      (17.90)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $65,162       $26,747       $39,226       $41,300            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.30%(c)      1.30%         1.38%         1.40%             1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.30%(c)      1.43%         1.44%         1.63%            12.58%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.61)%(c)    (0.67)%       (0.79)%       (0.69)%            2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  139%          208%          144%           92%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $42,050,897.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                               SERIES II
                                                              --------------------------------------------
                                                                                          NOVEMBER 7, 2001
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2003          2002               2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  3.78       $  5.58            $ 5.33
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.04)(a)         (0.01)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.44         (1.76)             0.26
==========================================================================================================
    Total from investment operations                             1.41         (1.80)             0.25
==========================================================================================================
Net asset value, end of period                                $  5.19       $  3.78            $ 5.58
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 37.30%       (32.26)%            4.69%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,358       $11,498            $3,552
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.45%(c)      1.45%             1.45%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.55%(c)      1.68%             1.61%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c)    (0.82)%           (0.85)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                        139%          208%              144%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $30,455,674.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.     None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,       None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital Management, Inc.
                                                    (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer);
                                                    Director and Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie        company)
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology   ACE Limited (insurance
  Trustee                                           consulting company)                                    company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business    Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd. (private   (Chairman) (registered
                                                    investment and management) and Magellan Insurance      investment company);
                                                    Company                                                Annuity and Life Re
                                                                                                           (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive      (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                                None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group,   Administaff, Discovery
  Trustee                                           Inc. (government affairs company) and Texana Timber    Global Education Fund
                                                    LP (sustainable forestry company)                      (non-profit)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS                   SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.       A I M Distributors, Inc.   Tait, Weller & Baker       H.S. Dent Advisors,
Suite 100                  11 Greenway Plaza          11 Greenway Plaza          1818 Market Street         Inc.
Houston, TX 77046-1173     Suite 100                  Suite 100                  Suite 2400                 6515 Gwin Road
                           Houston, TX 77046-1173     Houston, TX 77046-1173     Philadelphia, PA 19103     Oakland, CA 94611
COUNSEL TO THE FUND
Foley & Lardner            COUNSEL TO THE TRUSTEES    TRANSFER AGENT             CUSTODIAN
3000 K N.W., Suite 500     Kramer, Levin, Naftalis &  AIM Investment Services,   State Street Bank and
Washington, D.C. 20007     Frankel LLP                Inc.                       Trust Company
                           919 Third Avenue           P.O. Box 4739              225 Franklin Street
                           New York, NY 10022-3852    Houston, TX 77210-4739     Boston, MA 02110

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                AIM V.I. DIVERSIFIED INCOME FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                   AIM V.I. DIVERSIFIED INCOME FUND'S investment
                         objective is to achieve a high level of current income.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
   --Servicemark--                                      --Servicemark--




===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                         AIM V.I. DIVERSIFIED INCOME FUND


FUND BEATS BROAD-MARKET INDEX                                                            securities are perceived as having lower
AS CORPORATE BONDS OUTPERFORM                                                            risk, they typically offer lower yields
                                                                                         than corporate bonds. Government
AIM V.I. Diversified Income Fund finished    Index, posted a 12.51% return for the       securities underperformed corporate bonds
the fiscal year ended December 31, 2003,     year, while their high yield                in 2003, making the fund's underweighting
with total returns of 9.24% for Series I     counterparts, as measured by the Lehman     in government and mortgage-backed issues
shares and 9.02% for Series II shares.       Global High Yield Index, returned 32.42%    an advantage.
These results were more than double the      for the same period.
4.10% return of the U.S. investment-grade                                                    The majority of the fund's assets
bond market as measured by the Lehman            The nation's gross domestic product     remained in U.S. investment-grade
U.S. Aggregate Bond Index, and modestly      (GDP), generally considered the broadest    corporate bonds, which typically offer
below the 9.75% return of the fund's peer    measure of economic activity, expanded at   higher yields because they are seen as
group as represented by the Lipper BBB       an annualized rate of 1.4% in the first     having more risk and economic
Rated Fund Index.                            quarter of 2003, 3.1% in the second         sensitivity, and these higher returns
                                             quarter, 8.2% in the third quarter, and     boosted fund performance in comparison to
MARKET CONDITIONS                            4.0% in the fourth quarter.                 the index. In 2003, we overweighted
                                                                                         BBB-rated corporate bonds, the
In the U.S. fixed-rate securities market,        For the first half of the year, the     lowest-rated and therefore generally the
high yield issues outperformed their         Federal Reserve (the Fed) kept the          highest-paying segment of the
investment-grade counterparts, on average,   short-term federal funds rate at 1.25%.     investment-grade bond market, in the
for the year ended December 31, 2003. The    On June 25, 2003, it reduced that rate to   portfolio. BBB-rated bonds benefited the
Lehman High Yield Index, which represents    1.00%, its lowest level since 1958, where   most from the improved economic outlook
the performance of U.S. corporate high       it remained for the rest of the year. At    reflected in the rising GDP, further
yield debt securities, returned 28.97%       the time it reduced the rate, the Fed       contributing to fund performance.
for the year, compared to the Lehman U.S.    said it favored a more expansive monetary
Aggregate's 4.10%.                           policy because the economy had not yet          Additionally, while the Lehman U.S.
                                             exhibited sustainable growth. By October,   Aggregate includes only investment-grade
    Among the segments of the                the Fed reported that economic expansion    bonds, the fund also maintains a small
investment-grade Lehman U.S. Aggregate       had increased and consumer spending was     position in high yield bonds. As
Bond Index, U.S. corporate instruments       generally stronger, although the job        mentioned, this category was the
averaged the highest results, followed by    market remained weak.                       best-performing sector of the bond market
fixed-rate mortgage-backed securities,                                                   during 2003, further increasing the
U.S. agency investments and U.S.             YOUR FUND                                   fund's results.
Treasuries.
                                             Several factors contributed to the fund's       Underweightings in automobiles and
    On the whole, returns were stronger      outperformance of the Lehman U.S.           airlines during the fiscal year limited
outside the United States, with high         Aggregate Bond Index. First, the index      fund performance, in our opinion.
yield instruments generally leading          contains much higher percentages of U.S.    Holdings that contributed positively to
investment-grade ones there as well.         Treasury and agency issues and              fund performance included U.S. cable TV
Foreign investment-grade bonds, as           mortgage-backed instruments than the        operator Comcast, mobile phone service
reflected by the Lehman Global Aggregate     fund's portfolio. Because these             provider AT&T Wireless and
                                             government                                  telecommunications company Sprint.


====================================================================================================================================
TOP 10 FIXED-INCOME ISSUERS* as of           TOP 10 INDUSTRIES* as of 12/31/03           PORTFOLIO COMPOSITION BY CREDIT RATING As
 12/31/03                                                                                of 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
 1. Federal National Mortgage                 1. Broadcasting & Cable TV        10.0%                  [PIE CHART]
    Association (FNMA)              4.1%      2. Diversified Banks               9.7     TOTAL NUMBER OF HOLDINGS*             255
 2. Sprint Capital Corp.            2.4       3. Integrated Telecommunication            TOTAL NET ASSETS            $72.6 million
 3. Capital One Financial Corp.     2.2          Services                        8.2     AVERAGE CREDIT QUALITY
 4. U.S. Treasury Bonds             2.1       4. Other Diversified Financial              RATING                                 A
 5. General Motors Acceptance Corp. 2.0          Services                        7.4     AVERAGE EFFECTIVE DURATION      4.5 years
 6. United Mexican States (Mexico)  1.9       5. U.S. Government Agency                  AVERAGE MATURITY               6.85 years
 7. U.S. Treasury Notes             1.9          Securities                      7.0
 8. Citicorp Lease-Series 1999-1    1.9       6. Electric Utilities              5.9
 9. Bundesobligation (Germany)      1.8       7. Consumer Finance                5.7
10. Bundesrepublik Deutschland                8. Sovereign Debt                  5.7
    (Germany)                       1.7       9. U.S. Treasury Securities        4.0
                                             10. Wireless Telecommunications
                                                 Services                        3.1
====================================================================================================================================



*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                    AIM V.I. DIVERSIFIED INCOME FUND

IN CLOSING                                   RESULTS OF A $10,000 INVESTMENT
                                             5/5/93-12/31/03
We continued to pursue high current          Index data as of 4/30/93
income for our shareholders by investing
in a broad range of fixed-income sectors,                                       [LINE CHART]
including U.S. and non-U.S.
investment-grade and noninvestment-grade                                               LIPPER              AIM V.I.
bonds. Most of the fund's                                         LEHMAN              BBB-RATED          DIVERSIFIED
noninvestment-grade bonds carry a credit                      U.S. AGGREGATE          BOND FUND          INCOME FUND-
rating of BB, the highest credit tier in                        BOND INDEX              INDEX          SERIES I SHARES
the high yield market. For the earlier
part of the year, we kept the fund's           5/5/1993            10000                10000              10000
duration (a measure of sensitivity to        12/31/1993            10466                10638              10605
interest rate changes) approximately         12/31/1994            10161                10155              10068
index neutral. However, in view of the       12/31/1995            12038                12203              11984
rising GDP, we decided during the year       12/31/1996            12475                12721              13205
that it would be prudent to lower the        12/31/1997            13680                14029              14446
fund's duration to be prepared for any       12/31/1998            14868                14870              14963
possible increase in interest rates. By      12/31/1999            14746                14703              14677
year end, we had decreased the fund's        12/31/2000            16460                15857              14777
duration to 4.5 years.                       12/31/2001            17850                17039              15308
                                             12/31/2002            19681                18265              15657
                ----------                   12/31/2003            20489                20045              17105

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------
As of 12/31/03                                                                                             Source: Lipper, Inc.
                                             Past performance cannot guarantee comparable future results.
SERIES I SHARES
                                             In evaluating this chart, please note that the chart uses a logarithmic scale
Inception (5/5/93)              5.17%        along the vertical axis (the value scale). This means that each scale increment
 10 Years                       4.90         always represents the same percent change in price; in a linear chart each scale
  5 Years                       2.71         increment always represents the same absolute change in price. In this example,
  1 Year                        9.24         the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as
SERIES II SHARES**                           large. The benefit of using a logarithmic scale is that it better illustrates
 10 Years                       4.64%        performance during the fund's early years before reinvested distributions and
  5 Years                       2.46         compounding create the potential for the original investment to grow to very large
  1 Year                        9.02         numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes
**Series II shares were first offered        during the fund's early years. AIM uses a logarithmic scale in financial reports
3/14/02. Returns prior to that date are      of funds that have more than five years of performance history.
hypothetical results based on the
performance of Series I shares from          Organizations based on assessment of the    securities), is compiled by Lehman
12/31/93, adjusted to reflect Series II      credit quality of the individual            Brothers, a global investment bank. The
12b-1 fees. The Series I and Series II       securities.                                 unmanaged Lehman Global Aggregate Index
shares invest in the same portfolio of                                                   provides a broad-based measure of the
securities and will have substantially           Effective duration is a measure of a    global investment-grade fixed income
similar performance, except to the extent    bond fund's price sensitivity to changes    markets. Its major components are the
that expenses borne by each class differ.    in interest rates. It also takes into       U.S. Aggregate, the Pan-European
                                             account mortgage prepayments, puts,         Aggregate, and the Asian-Pacific
    Current performance may be lower or      adjustable coupons and potential call       Aggregate Indices, all of which are
higher than the performance data quoted.     dates.                                      compiled by Lehman Brothers, a global
Past performance cannot guarantee                                                        investment bank. The unmanaged Lehman
comparable future results. Due to                U.S. Treasury securities such as        Global High Yield Index covers the
significant market volatility, results of    bills, notes and bonds offer a high degree  universe of fixed rate, non-investment
an investment made today may differ          of safety, and they guarantee the payment   grade debt representing companies in the
substantially from the historical            of principal and any applicable interest    U.S., Developed Markets, and Emerging
performance shown. Please see your           if held to maturity. Fund shares are no     Markets. The unmanaged Lipper BBB-Rated
financial advisor for more current           insured, and their value and yield will     Fund Index represents an average of the
performance. Fund performance figures are    vary with market conditions.                30 largest BBB-rated bond funds tracked
historical, and they reflect fund                                                        by Lipper, Inc., an independent mutual
expenses, the reinvestment of                    International investing presents        fund performance monitor.
distributions and changes in net asset       certain risks not associated with
value. The fund's investment return and      investing solely in the United States.          A direct investment cannot be made in
principal value will fluctuate, so an        These include risks relating to             an index. Unless otherwise indicated, index
investor's shares, when redeemed, may be     fluctuations in the value of the U.S.       results include reinvested dividends, and
worth more or less than their original       dollar relative to the values of other      they do not reflect sales charges.
cost.                                        currencies, the custody arrangements made   Performance of an index of funds reflects
                                             for the fund's foreign holdings,            fund expenses; performance of a market
    AIM Variable Insurance Funds are         differences in accounting, political risks  index does not.
offered through insurance company separate   and the lesser degree of public
accounts to fund variable annuity            information required to be provided            Industry classifications used in this
contracts and variable life insurance        by non-U.S.companies.                       report are generally according to the
policies, and through certain pension or                                                 Global Industry Classification Standard,
retirement plans. Performance figures            The fund invests in higher-yielding,    which was developed by and is the
given represent the fund and are not         lower-rated corporate bonds, commonly       exclusive property and a service mark of
intended to reflect actual variable          known as junk bonds, which have a greater   Morgan Stanley Capital International Inc.
product values. They do not reflect sales    risk of price fluctuation and loss of       and Standard & Poor's.
charges, expenses and fees at the            principal and income than do U.S.
separate account level. Sales charges,       government securities such as U.S.          A description of the policies and
expenses and fees, which are determined      Treasury bills, notes and bonds, for        procedures that the Fund uses to
by the product issuers, will vary and        which principal and any applicable          determine how to vote proxies relating to
will lower the total return.                 interest are guaranteed by the government   portfolio securities is available without
                                             if held to maturity.                        charge, upon request, by calling
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                 800-959-4246, or on the AIM Web site,
                                                 The fund may participate in the         AIMinvestments.com.
The average credit quality of the fund's     initial public offering (IPO) market in
holdings as of the close of the reporting    some market cycles. Because of the fund's   =========================================
period represents the weighted average       small asset base, any investment the fund           PORTFOLIO MANAGEMENT TEAM
quality rating of the securities in the      may make in IPOs may significantly affect                AS OF 12/31/03
portfolio as assigned by Nationally          the fund's total return. As the fund's             ROBERT G. ALLEY, CO-MANAGER
Recognized Statistical Rating                assets grow, the impact of IPO                     JAN H. FRIEDLI, CO-MANAGER
                                             investments will decline, which may               CAROLYN L. GIBBS, CO-MANAGER
                                             reduce the effect of IPO investments on             SCOT JOHNSON, CO-MANAGER
                                             the fund's total return.                        ASSISTED BY THE INVESTMENT GRADE
                                                                                               AND HIGH-YIELD TAXABLE TEAMS
                                             ABOUT INDEXES USED IN THIS REPORT           =========================================

                                             The unmanaged Lehman U.S. Aggregate Bond
                                             Index, which represents the U.S.
                                             investment-grade fixed-rate bond market
                                             (including government and corporate
                                             securities, mortgage pass-through
                                             securities and asset-backed
                                                                                                                          VIDIN-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-74.49%

AEROSPACE & DEFENSE-0.74%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $  300,000   $   343,674
-----------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07              175,000       193,608
=======================================================================
                                                                537,282
=======================================================================



ALTERNATIVE CARRIERS-0.36%


INTELSAT, Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $249,235)(a)(b)                                 250,000       261,525
=======================================================================



ASSET MANAGEMENT & CUSTODY BANKS-0.38%


Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       273,240
=======================================================================



AUTOMOBILE MANUFACTURERS-0.21%


DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         150,000       152,158
=======================================================================



BROADCASTING & CABLE TV-9.27%


Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      350,000       314,125
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                        600,000       669,396
-----------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08              700,000       818,328
-----------------------------------------------------------------------
Comcast Corp.,
  Sr. Sub. Deb., 10.63%, 07/15/12                 150,000       194,625
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06         500,000       587,500
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           500,000       571,300
-----------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                 125,000       134,955
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes,
  7.25%, 07/15/08                                 325,000       337,187
-----------------------------------------------------------------------
  7.88%, 12/15/07                                 300,000       317,250
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/06/98-11/14/03; Cost
  $142,815)(a)                                     88,075        87,855
-----------------------------------------------------------------------
Liberty Media Corp., Global Notes, 3.50%,
  09/25/06                                        400,000       402,220
-----------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                 440,000       542,454
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 100,000       106,562
-----------------------------------------------------------------------
Time Warner Cos. Inc., Sr. Unsec. Gtd. Deb,
  6.88%, 06/15/18                                 325,000       354,490
-----------------------------------------------------------------------
  7.25%, 10/15/17                                 250,000       285,040
-----------------------------------------------------------------------
  7.57%, 02/01/24                                 225,000       253,642
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Cos. Inc., Unsec.
  Notes, 7.75%, 06/15/05                       $  225,000   $   243,583
-----------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    400,000       513,684
=======================================================================
                                                              6,734,196
=======================================================================


CASINOS & GAMING-0.42%


Caesars Entertainment, Inc., Sr. Unsec.
  Global Notes, 7.00%, 04/15/13                   160,000       171,600
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12         125,000       135,625
=======================================================================
                                                                307,225
=======================================================================


COMMODITY CHEMICALS-0.15%


Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                                100,000       110,500
=======================================================================


CONSUMER FINANCE-5.67%


Associates Corp. of North America, Sub. Deb.,
  8.15%, 08/01/09                                 100,000       120,964
-----------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05               200,000       216,298
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 05/01/06                             1,100,000     1,185,503
-----------------------------------------------------------------------
    8.75%, 02/01/07                               200,000       223,362
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.70%, 07/16/04                                 150,000       153,856
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 235,000       250,637
-----------------------------------------------------------------------
  7.50%, 03/15/05                                 125,000       132,054
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                   260,000       267,267
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05              300,000       311,304
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     800,000       857,024
-----------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                400,000       396,000
=======================================================================
                                                              4,114,269
=======================================================================


DISTILLERS & VINTNERS-0.14%


Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12          90,000       100,125
=======================================================================


DIVERSIFIED BANKS-7.80%


Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%,(e)                         250,000       277,275
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $155,267)(a)(b)        140,000       149,895
-----------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/24              200,000       260,996
-----------------------------------------------------------------------
Barclays Bank PLC (Diversified Banks), Bonds,
  8.55%, 09/19/49 (Acquired 11/05/03; Cost
  $676,852)(a)(b)                                 550,000       669,273
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                     $  400,000   $   459,724
-----------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                        470,000       522,461
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)                                 500,000       601,245
-----------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26,
  (Acquired 06/18/03; Cost $417,043)(a)(b)        350,000       398,762
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   250,000       247,402
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 260,000       299,650
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                200,000       237,772
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (Diversified
  Banks), Gtd. Bonds, 4.61%, (Acquired
  11/05/03; Cost $186,504)(a)(b)(e)               200,000       188,230
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%,(e)(f)                                    180,000       152,621
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           325,000       413,124
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(e)             200,000       190,388
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 100,000       109,043
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  7.50%, 04/15/35                                 400,000       486,384
=======================================================================
                                                              5,664,245
=======================================================================



DIVERSIFIED CAPITAL MARKETS-1.45%


Chase Manhattan Corp., Sub. Debs., 7.88%,
  07/15/06                                        125,000       140,595
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%,(e)                                740,000       911,192
=======================================================================
                                                              1,051,787
=======================================================================



DIVERSIFIED COMMERCIAL SERVICES-0.59%


International Lease Finance Corp., Global
  Notes, 2.95%, 05/23/06                          240,000       242,112
-----------------------------------------------------------------------
United Rentals (North America), Inc.-Series
  B, Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08      165,000       186,450
=======================================================================
                                                                428,562
=======================================================================



ELECTRIC UTILITIES-4.66%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05            100,000       109,574
-----------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                   240,000       235,709
-----------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $151,278)(a)                                    150,000       155,289
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04(g)                              175,000       179,816
-----------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                        300,000       330,249
-----------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $204,460)(a)(b)                                 200,000       209,152
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(a)                     145,000       167,837
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Hydro-Quebec (Canada), Gtd. Floating Rate
  Euro Notes, 1.25%(e)(f)                      $  330,000   $   296,573
-----------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 240,000       239,916
-----------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $274,280)(a)           275,000       262,460
-----------------------------------------------------------------------
United Energy Distribution Holdings Party
  Ltd. (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $259,737)(a)(b)                                 260,000       262,597
-----------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                        150,000       146,745
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                750,000       789,337
=======================================================================
                                                              3,385,254
=======================================================================


ENVIRONMENTAL SERVICES-0.76%


Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          475,000       548,444
=======================================================================


FOOD RETAIL-0.32%


Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         75,000        80,004
-----------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              150,000       149,988
=======================================================================
                                                                229,992
=======================================================================


GAS UTILITIES-1.90%


CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                           400,000       430,032
-----------------------------------------------------------------------
Kinder Morgan, Inc., Sr. Unsec. Notes, 6.80%,
  03/01/08                                        375,000       414,446
-----------------------------------------------------------------------
Michigan Consolidated Gas Co., First Mortgage
  Bonds, 5.70%, 03/15/33                          300,000       291,117
-----------------------------------------------------------------------
Suburban Propane Partners L.P./Suburban
  Energy Finance Corp., Sr. Notes, 6.88%,
  12/15/13 (Acquired 12/18/03; Cost
  $240,000)(a)(b)                                 240,000       242,400
=======================================================================
                                                              1,377,995
=======================================================================


HEALTH CARE FACILITIES-0.65%


Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             240,000       273,600
-----------------------------------------------------------------------
HCA Inc., Notes, 6.25%, 02/15/13                  190,000       195,670
=======================================================================
                                                                469,270
=======================================================================


HEALTH CARE SUPPLIES-0.12%


Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12        80,000        86,200
=======================================================================


HOMEBUILDING-1.47%


D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09                                 175,000       198,625
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                          300,000       342,750
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

M.D.C. Holdings, Inc., Sr. Unsec. Gtd. Notes,
  5.50%, 05/15/13                              $  350,000   $   357,584
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                   155,000       171,662
=======================================================================
                                                              1,070,621
=======================================================================


HOTELS, RESORTS & CRUISE LINES-0.35%


Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         60,000        67,500
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Notes, 7.50%,
  10/15/13 (Acquired 12/17/03; Cost
  $186,750)(a)                                    180,000       187,200
=======================================================================
                                                                254,700
=======================================================================



HOUSEWARES & SPECIALTIES-0.78%


American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/28                          550,000       563,062
=======================================================================



HYPERMARKETS & SUPER CENTERS-0.21%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        140,000       151,773
=======================================================================



INDUSTRIAL CONGLOMERATES-0.12%


URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)                                   75,000        83,635
=======================================================================



INTEGRATED OIL & GAS-2.58%


Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                          300,000       326,172
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28                                        540,000       626,378
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 100,000       105,543
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                 230,000       248,172
-----------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                        600,000       564,198
=======================================================================
                                                              1,870,463
=======================================================================



INTEGRATED TELECOMMUNICATION SERVICES-8.17%


British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05         200,000       220,274
-----------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          175,000       206,941
-----------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                          140,000       152,180
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                   335,000       442,826
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    100,000       109,077
-----------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                   250,000       280,897
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                                 135,000       134,325
-----------------------------------------------------------------------
  7.25%, 02/15/11                                 200,000       197,000
-----------------------------------------------------------------------
Qwest Corp., Notes, 5.65%, 11/01/04               515,000       516,931
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                               450,000       479,380
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

    7.13%, 01/30/06                            $  450,000   $   482,593
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        350,000       371,955
-----------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               150,000       159,939
-----------------------------------------------------------------------
    8.75%, 03/15/32                               200,000       237,028
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               320,000       382,301
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 650,000       722,312
-----------------------------------------------------------------------
  8.00%, 06/01/11                                 300,000       351,750
-----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30            170,000       198,900
-----------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          275,000       289,426
=======================================================================
                                                              5,936,035
=======================================================================


INVESTMENT BANKING & BROKERAGE-0.71%


Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $195,228)(a)(b)                                 175,000       189,779
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        100,000       111,601
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06     200,000       214,376
=======================================================================
                                                                515,756
=======================================================================


LIFE & HEALTH INSURANCE-1.43%


Americo Life Inc., Notes, 7.88%, 05/01/13(a)      325,000       322,341
-----------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $224,876)(a)(b)                                 225,000       239,074
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         70,000        76,124
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                 150,000       168,245
-----------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           200,000       234,384
=======================================================================
                                                              1,040,168
=======================================================================


METAL & GLASS CONTAINERS-0.40%


Anchor Glass Container Corp., Sr. Sec. Notes,
  11.00%, 02/15/13 (Acquired 07/29/03; Cost
  $139,750)(a)                                    130,000       150,800
-----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        135,000       138,375
=======================================================================
                                                                289,175
=======================================================================


MOVIES & ENTERTAINMENT-0.22%


Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06                   150,000       161,505
=======================================================================


MULTI-LINE INSURANCE-0.27%


MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $199,734)(a)                                    200,000       199,548
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


MULTI-UTILITIES & UNREGULATED POWER-1.19%


AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                              $  173,059   $   187,769
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          230,000       183,425
-----------------------------------------------------------------------
Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                 150,000       150,644
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                   300,000       345,750
=======================================================================
                                                                867,588
=======================================================================



MUNICIPALITIES-0.13%


Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33                 100,000        91,947
=======================================================================


OIL & GAS DRILLING-1.28%


R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                 200,000       211,238
-----------------------------------------------------------------------
Transocean Inc. (Cayman Islands),
  Sr. Unsec. Unsub. Global Deb., 8.00%,
  04/15/27                                        300,000       360,381
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.95%, 04/15/08            320,000       359,290
=======================================================================
                                                                930,909
=======================================================================



OIL & GAS EXPLORATION & PRODUCTION-1.63%


Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes,
  7.63%, 03/01/11                                 490,000       548,800
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14       600,000       633,126
=======================================================================
                                                              1,181,926
=======================================================================



OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.91%


Petroleos Mexicanos (Mexico),
  Gtd. Unsub. Global Notes, 6.50%, 02/01/05       150,000       157,125
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                        300,000       355,875
-----------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $149,601)(a)(b)                  150,000       151,134
=======================================================================
                                                                664,134
=======================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-4.25%


CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04                75,000        78,276
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         75,000        81,432
-----------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 400,000       400,600
-----------------------------------------------------------------------
General Electric Capital Corp.,
  Series A, Medium Term Global Notes,
    5.88%, 02/15/12                               400,000       430,852
-----------------------------------------------------------------------
    6.00%, 06/15/12                               250,000       270,638
-----------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                        250,000       248,385
-----------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                   300,000       328,161
-----------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               35,000        35,695
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06        125,000       135,348
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                              $  250,000   $   302,273
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                                 300,000       348,186
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07        180,000       199,037
-----------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes,
  9.25%, 03/15/30 (Acquired 01/10/03; Cost
  $218,035)(a)(b)                                 194,320       225,485
=======================================================================
                                                              3,084,368
=======================================================================


PUBLISHING-0.96%


News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25           300,000       349,656
-----------------------------------------------------------------------
  Unsec. Gtd. Deb., 7.75%, 01/20/24               300,000       350,919
=======================================================================
                                                                700,575
=======================================================================


REAL ESTATE-0.89%


EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        150,000       168,414
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07                   325,000       364,813
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 100,000       115,500
=======================================================================
                                                                648,727
=======================================================================


REAL ESTATE MANAGEMENT & DEVELOPMENT-0.28%


Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          200,000       199,760
=======================================================================


REGIONAL BANKS-1.28%


Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   175,000       174,552
-----------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000       353,217
-----------------------------------------------------------------------
GulfTerra Energy Partners, L.P.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 8.50%,
  06/01/10                                        136,000       155,720
-----------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10      250,000       248,618
=======================================================================
                                                                932,107
=======================================================================


REINSURANCE-0.58%


GE Global Insurance Holding Corp.,
  Unsec. Notes,
    7.00%, 02/15/26                               125,000       135,478
-----------------------------------------------------------------------
    7.50%, 06/15/10                               250,000       287,335
=======================================================================
                                                                422,813
=======================================================================


RESTAURANTS-0.33%


McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                        220,000       241,303
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


SOVEREIGN DEBT-1.93%


United Mexican States (Mexico),
  Global Notes,
    4.63%, 10/08/08                            $  150,000   $   152,438
-----------------------------------------------------------------------
    6.63%, 03/03/15                               350,000       363,563
-----------------------------------------------------------------------
    7.50%, 04/08/33                               850,000       887,188
=======================================================================
                                                              1,403,189
=======================================================================



THRIFTS & MORTGAGE FINANCE-1.21%


Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 300,000       351,843
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.-
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                  50,000        53,481
-----------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                        125,000       128,131
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000       108,847
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          200,000       236,726
=======================================================================
                                                                879,028
=======================================================================



TOBACCO-0.88%


Altria Group, Inc.,
  Notes,
    7.00%, 11/04/13                               225,000       240,217
-----------------------------------------------------------------------
    7.13%, 10/01/04                               275,000       283,594
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                   110,000       115,452
=======================================================================
                                                                639,263
=======================================================================


TRUCKING-1.32%


Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 850,000       959,370
=======================================================================



WIRELESS TELECOMMUNICATION SERVICES-3.14%


Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                          180,000       194,400
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  970,000     1,151,487
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         775,000       934,170
=======================================================================
                                                              2,280,057
=======================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $53,246,942)                                           54,095,774
=======================================================================


NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.57%(h)

CANADA-0.68%


Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14 CAD                             600,000       491,773
=======================================================================


GERMANY-5.37%


Bundesobligation (Sovereign Debt), Euro
  Bonds, 4.50%, 08/17/07                  EUR   1,000,000     1,311,558
-----------------------------------------------------------------------
Bundesrepublik Deutschland (Sovereign Debt)-
  Series 2002, Euro Bonds, 5.00%, 07/04/12EUR     900,000     1,198,280
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Diversified
  Banks), Sr. Unsec. Gtd. Unsub. Global
  Notes, 3.50%, 11/15/05                  EUR     600,000       766,898
-----------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Diversified
  Banks), Sec. Euro Bonds, 3.25%, 05/08/08EUR     500,000       622,313
=======================================================================
                                                              3,899,049
=======================================================================



UNITED KINGDOM-1.52%


COLT Telecom Group PLC (Alternative
  Carriers), Euro Conv. Bonds, REGS 2.00%,
  12/16/06        EUR                             125,000       173,747
-----------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, REGS 8.63%,
  06/30/22         GBP                            411,451       734,048
-----------------------------------------------------------------------
United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           GBP     100,000       195,600
=======================================================================
                                                              1,103,395
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,773,200)                                 5,494,217
=======================================================================



                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.03%

BROADCASTING & CABLE TV-0.01%

Knology, Inc.-Series D, Conv. Pfd. (Acquired
  01/06/98; Cost $0)(a)(b)(j)                       8,626         7,789
-----------------------------------------------------------------------
Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(b)(i)(k)          1,000             0
=======================================================================
                                                                  7,789
=======================================================================
INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(k)                         275             0
=======================================================================
RAILROADS-0.02%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(k)               200        11,818
=======================================================================
    Total Warrants & Other Equity Interests
      (Cost $0)                                                  19,607
=======================================================================


                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-7.01%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.52%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $    4,836         5,210
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     181,903       190,870
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 12/01/31                     224,788       234,132
-----------------------------------------------------------------------
  5.50%, 09/01/17                                 241,374       250,434
-----------------------------------------------------------------------
  7.50%, 09/01/29                                  95,888       103,037
-----------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                 325,000       318,341
=======================================================================
                                                              1,102,024
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.80%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                  $  224,332   $   238,033
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 11/01/31                     177,004       185,925
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/33                     637,380       660,692
-----------------------------------------------------------------------
  5.50%, 06/01/18 to 12/01/33                     834,533       849,878
-----------------------------------------------------------------------
  5.00%, 11/01/18                                 178,599       182,443
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29                     186,472       199,487
-----------------------------------------------------------------------
  8.00%, 04/01/32                                  79,933        86,224
-----------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 200,000       200,234
-----------------------------------------------------------------------
  4.38%, 09/15/12                                 375,000       370,612
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 500,000       513,190
=======================================================================
                                                              3,486,718
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.69%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                      66,579        71,794
-----------------------------------------------------------------------
  8.50%, 11/15/24                                  34,370        37,886
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                      30,541        32,569
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32                     183,536       193,649
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     161,512       168,075
=======================================================================
                                                                503,973
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $5,025,952)                                       5,092,715
=======================================================================

ASSET-BACKED SECURITIES-3.74%

ELECTRIC UTILITIES-0.24%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13               175,000       174,377
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 05/20/03; Cost
  $232,334)(a)(b)                                 224,381       223,910
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.19%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $658,547)(a)(b)         617,514       661,876
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $609,801)(a)(b)      $  600,000   $   705,396
-----------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $157,275)(a)(b)                                 150,000       152,785
-----------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                 250,000       267,915
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 06/19/03-09/22/03; Cost
  $540,888)(b)                                    500,000       530,165
=======================================================================
                                                              2,318,137
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,593,220)                                             2,716,424
=======================================================================

U.S. TREASURY SECURITIES-3.95%

U.S. TREASURY NOTES-1.89%

2.13%, 10/31/04                                   300,000       302,415
-----------------------------------------------------------------------
1.50%, 02/28/05                                   550,000       551,375
-----------------------------------------------------------------------
3.13%, 10/15/08                                   200,000       199,750
-----------------------------------------------------------------------
5.00%, 08/15/11                                   300,000       321,327
=======================================================================
                                                              1,374,867
=======================================================================

U.S. TREASURY BONDS-2.06%

7.25%, 05/15/16                                 1,200,000     1,497,936
=======================================================================
    Total U.S. Treasury Securities (Cost
      $2,848,177)                                             2,872,803
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.18%

Liquid Assets Portfolio(l)                        791,463       791,463
-----------------------------------------------------------------------
STIC Prime Portfolio(I)                           791,463       791,463
=======================================================================
    Total Money Market Funds (Cost
      $1,582,926)                                             1,582,926
=======================================================================
TOTAL INVESTMENTS-98.97% (Cost $70,070,417)                  71,874,466
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.03%                             746,820
=======================================================================
NET ASSETS-100.00%                                          $72,621,286
_______________________________________________________________________
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

CAD     - Canadian Dollars
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass through Asset Trust Securities
Pfd.    - Preferred
PIK     - Payment in Kind
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $8,231,667, which represented 11.34% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $6,442,165 which represented 8.87% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Interest rates are redetermined quarterly. Rates shown is rate in effect on 12/31/03.
(e)  Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Foreign denominated security. Par value is denominated in currency indicated.
(i) Security fair valued in accordance with the procedures established by the Board of Trustees.
(j)  Non-income producing security.
(k) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(l) The money market fund and the Fund are affiliated by having the same investment advisor See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $68,487,491)  $ 70,291,540
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,582,926)                                 1,582,926
-------------------------------------------------------------
Foreign currencies, at value (cost $13,340)            16,194
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                      4,576
-------------------------------------------------------------
  Dividends and interest                            1,026,531
-------------------------------------------------------------
Investment for deferred compensation &
  retirement plans                                     45,644
-------------------------------------------------------------
Other assets                                              926
=============================================================
     Total assets                                  72,968,337
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                               68,258
-------------------------------------------------------------
  Foreign currency contracts outstanding              168,041
-------------------------------------------------------------
  Deferred compensation & retirement plans             49,074
-------------------------------------------------------------
  Variation margin                                      1,906
-------------------------------------------------------------
Accrued administrative services fees                   29,437
-------------------------------------------------------------
Accrued distribution fees -- Series II                    426
-------------------------------------------------------------
Accrued transfer agent fees                               528
-------------------------------------------------------------
Accrued operating expenses                             29,381
=============================================================
     Total liabilities                                347,051
=============================================================
Net assets applicable to shares outstanding      $ 72,621,286
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 88,024,826
-------------------------------------------------------------
  Undistributed net investment income               3,690,139
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities, foreign currencies,
     foreign currency contracts and futures
     contracts                                    (20,717,889)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities, foreign currencies, foreign
     currency contracts and futures contracts       1,624,210
=============================================================
                                                 $ 72,621,286
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $ 71,859,514
_____________________________________________________________
=============================================================
Series II                                        $    761,772
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,145,958
_____________________________________________________________
=============================================================
Series II                                              86,803
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.82
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.78
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                          $4,032,376
------------------------------------------------------------
Dividends                                             33,698
------------------------------------------------------------
Dividends from affiliated money market funds          16,992
============================================================
    Total investment income                        4,083,066
============================================================

EXPENSES:

Advisory fees                                        433,226
------------------------------------------------------------
Administrative services fees                         158,727
------------------------------------------------------------
Custodian fees                                        28,598
------------------------------------------------------------
Distribution fees -- Series II                         1,182
------------------------------------------------------------
Transfer agent fees                                    6,184
------------------------------------------------------------
Trustees' fees                                         9,583
------------------------------------------------------------
Other                                                 48,274
============================================================
    Total expenses                                   685,774
============================================================
Less: Fees waived and expense offset
  arrangements                                          (648)
============================================================
    Net expenses                                     685,126
============================================================
Net investment income                              3,397,940
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,879,877
------------------------------------------------------------
  Foreign currencies                                  (4,414)
------------------------------------------------------------
  Foreign currency contracts                         117,293
------------------------------------------------------------
  Futures contracts                                   47,353
============================================================
                                                   3,040,109
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               51,755
------------------------------------------------------------
  Foreign currencies                                  (1,243)
------------------------------------------------------------
  Foreign currency contracts                        (168,041)
------------------------------------------------------------
  Futures contracts                                  (22,508)
============================================================
                                                    (140,037)
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                                2,900,072
============================================================
Net increase in net assets resulting from
  operations                                      $6,298,012
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003             2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,397,940      $ 4,574,009
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
     foreign currencies, foreign currency contracts and
     futures contracts                                          3,040,109       (7,703,601)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
     investment securities, foreign currencies, foreign
     currency contracts and futures contracts                    (140,037)       4,663,791
==========================================================================================
     Net increase in net assets resulting from operations       6,298,012        1,534,199
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (4,397,603)      (5,535,504)
------------------------------------------------------------------------------------------
  Series II                                                       (44,727)          (9,184)
==========================================================================================
  Decrease in net assets resulting from distributions          (4,442,330)      (5,544,688)
==========================================================================================
Share transactions-net:
  Series I                                                       (644,786)      (5,226,934)
------------------------------------------------------------------------------------------
  Series II                                                       644,619          128,395
==========================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                             (167)      (5,098,539)
==========================================================================================
     Net increase (decrease) in net assets                      1,855,515       (9,109,028)
==========================================================================================

NET ASSETS:

  Beginning of year                                            70,765,771       79,874,799
==========================================================================================
  End of year (including undistributed net investment income of $3,690,139 and $4,379,513 for 2003 and 2002,
     respectively)                                            $72,621,286      $70,765,771
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. The

                        AIM V.I. DIVERSIFIED INCOME FUND

     Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due

                        AIM V.I. DIVERSIFIED INCOME FUND
to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $351.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $158,727 of which AIM retained $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $8,434 such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,182.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ended December 31, 2003.

                                                                              UNREALIZED
                             MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
          FUND                12/31/2002       AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $  598,301     $24,027,315    $(23,834,153)      $    --        $  791,463    $ 8,586      $    --
STIC Prime Portfolio             598,301      24,027,315     (23,834,153)           --           791,463      8,406           --
==================================================================================================================================
                              $1,196,602     $48,054,630    $(47,668,306)      $    --        $1,582,926    $16,992      $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $297 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $297.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,705 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by

                        AIM V.I. DIVERSIFIED INCOME FUND
its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

                OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------
                              CONTRACT TO                        UNREALIZED
SETTLEMENT               ----------------------                 APPRECIATION
DATE          CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------
01/20/04        CAD        625,000   $  477,829   $  481,803     $   (3,974)
-----------------------------------------------------------------------------
01/12/04        EUR      1,980,000    2,325,719    2,489,786       (164,067)
=============================================================================
                         2,605,000   $2,803,548   $2,971,589     $ (168,041)
_____________________________________________________________________________
=============================================================================

NOTE 8--FUTURE CONTRACTS

On December 31, 2003, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                    OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------
                                                                 UNREALIZED
                        NO. OF        MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------
US Treasury 5 YR Note     14       Mar-04/Short   $1,562,750      $     (0)
-----------------------------------------------------------------------------
US Treasury 2 YR Note      5       Mar-04/Short    1,070,234       (22,508)
=============================================================================
                                                  $2,632,984      $(22,508)
_____________________________________________________________________________
=============================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $4,442,330    $5,544,688
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $  3,747,785
-------------------------------------------------------------
Unrealized appreciation -- investments              1,806,496
-------------------------------------------------------------
Temporary book/tax differences                        (50,675)
-------------------------------------------------------------
Capital loss carryforward                         (20,779,819)
-------------------------------------------------------------
Post-October capital loss deferral                   (127,327)
-------------------------------------------------------------
Shares of beneficial interest                      88,024,826
=============================================================
Total net assets                                 $ 72,621,286
_____________________________________________________________
=============================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of bond premium amortization and the tax recognition of unrealized gains (losses) on certain future and forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $10,710.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $1,649,337 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax Purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                  CAPITAL LOSS
EXPIRATION                        CARRYFORWARD
----------------------------------------------
December 31, 2006                 $   775,275
----------------------------------------------
December 31, 2007                   2,582,661
----------------------------------------------
December 31, 2008                   4,437,761
----------------------------------------------
December 31, 2009                   6,105,069
----------------------------------------------
December 31, 2010                   6,879,053
==============================================
Total capital loss carryforward   $20,779,819
______________________________________________
==============================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $107,270,874 and $107,544,017, respectively.

               UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $2,337,404
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (541,618)
========================================================================
Net unrealized appreciation of investment securities          $1,795,786
________________________________________________________________________
========================================================================
Cost of investments for tax purposes is $70,078,680.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization, and paydowns on mortgage backed securities on December 31, 2003, undistributed net investment income was increased by $355,016 and undistributed net realized gains decreased by $355,016. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2003 and 2002 were as follows:

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,328,205    $ 11,971,880     1,352,069    $ 12,168,430
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      69,869         624,220        13,618         121,346
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       501,437       4,397,603       655,089       5,535,504
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       5,123          44,727         1,090           9,184
======================================================================================================================
Reacquired:
  Series I                                                    (1,893,686)    (17,014,269)   (2,547,691)    (22,930,868)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (2,658)        (24,328)         (239)         (2,135)
======================================================================================================================
                                                                   8,290    $       (167)     (526,064)   $ (5,098,539)
______________________________________________________________________________________________________________________
======================================================================================================================

 * Series II shares commenced sales on March 14, 2002.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2003          2002         2001            2000            1999
Net asset value, beginning of period                          $   8.60       $  9.13    $     9.49        $ 10.06        $  10.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.42(a)       0.55(a)       0.67(a)(b)     0.76(a)         0.64
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.37         (0.35)        (0.35)         (0.69)          (0.85)
=================================================================================================================================
    Total from investment operations                              0.79          0.20          0.32           0.07           (0.21)
=================================================================================================================================
Less dividends from net investment income                        (0.57)        (0.73)        (0.68)         (0.64)          (0.67)
=================================================================================================================================
Net asset value, end of period                                $   8.82       $  8.60    $     9.13        $  9.49        $  10.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   9.24%         2.30%         3.48%          0.80%          (1.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,860       $70,642    $   79,875        $83,722        $ 99,509
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.95%(d)      0.94%         0.93%          0.90%           0.83%
=================================================================================================================================
Ratio of net investment income to average net assets              4.71%(d)      6.15%         6.87%(b)       7.84%           7.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            153%           86%           79%            74%             83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $71,731,633.

                        AIM V.I. DIVERSIFIED INCOME FUND


                                                                          SERIES II
                                                              ---------------------------------
                                                                                 MARCH 14, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2003               2002
Net asset value, beginning of period                            $   8.58            $   8.97
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.40(a)             0.42(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.37               (0.08)
===============================================================================================
    Total from investment operations                                0.77                0.34
===============================================================================================
Less dividends from net investment income                          (0.57)              (0.73)
===============================================================================================
Net asset value, end of period                                  $   8.78            $   8.58
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                     9.02%               3.90%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $    762            $    124
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                             1.20%(c)            1.19%(d)
===============================================================================================
Ratio of net investment income to average net assets                4.46%(c)            5.90%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           153%                 86%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $472,645.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                        AIM V.I. DIVERSIFIED INCOME FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                        AIM V.I. DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, Discovery
  Trustee                                           Group, Inc. (government affairs company) and         Global Education Fund
                                                    Texana Timber LP (sustainable forestry company)      (non-profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. DIVERSIFIED INCOME FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                          (registered investment
                                                                                                            company)
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and            None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel, Liberty
                                                       Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and    N/A
  Vice President                                       Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market       N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M   N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,   N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,      N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and            N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103
COUNSEL TO THE FUND
Foley & Lardner                 COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
3000 K N.W., Suite 500          Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Washington, D.C. 20007          Frankel LLP                     P.O. Box 4739                   Trust Company
                                919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0.05% is eligible for the dividends received deduction for corporations.
                        AIM V.I. DIVERSIFIED INCOME FUND

                                                  AIM V.I. GLOBAL UTILITIES FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                     AIM V.I. GLOBAL UTILITIES FUND'S investment
                                    objective is to achieve a high total return.

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
   --Servicemark--                                      --Servicemark--




===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                          AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GLOBAL UTILITIES FUND                                                               Small- and mid-cap stocks generally
EARNS DOUBLE-DIGIT RETURNS                                                               outperformed large-cap stocks for the
                                                                                         year. The performance of growth and value
AIM V.I. Global Utilities Fund finished      3.1% in the second quarter, 8.2% in the     stocks was similar, although mid-cap
the fiscal year ended December 31, 2003,     third quarter, and 4.0% in the fourth       growth stocks generally outperformed
with total returns of 19.03% for Series I    quarter of 2003. As of the close of the     their value counterparts.
shares and 18.94% for Series II shares.      year, approximately 64% of the companies
Although positive, the utilities sector's    in the S&P 500 Index had reported           YOUR FUND
results underperformed the more              third-quarter earnings that exceeded
economically sensitive segments of the       analysts' expectations while                The largest positive contributions to
market--those which are affected more        approximately 20.5% had reported earnings   fund performance for the fiscal year came
strongly by changes in the economic          that met those estimates. The job market,   from the electric utilities industry,
climate. Consequently, the S&P               while improving, continued to be weak,      where the fund had its largest sub-sector
500--Registered Trademark-- Index, which     however, as the nation's unemployment       exposure. Electric utilities enjoyed
is often used as a broad-based measure of    rate stood at 5.7% at the close of the      strong returns for the period because, in
U.S. stock market performance and which      year.                                       part, they benefited from the change in
has only about 3% in utility stocks,                                                     tax law that reduced taxes on corporate
returned 28.67% for the same period.             For the first half of the year, the     dividends.
                                             Federal Reserve (the Fed) kept the
MARKET CONDITIONS                            short-term federal funds rate at 1.25%.         Also contributing positively to fund
                                             On June 25, 2003, it reduced that rate to   results were gas utilities, which gained
Amid a backdrop of generally improving       1.00%, its lowest level since 1958. At      from rising natural gas prices.
economic conditions, the S&P 500 Index       the time, the Fed said it favored a more    Diversified telecommunication services
declined at the beginning of 2003,           expansive monetary policy because the       also made positive contributions, but
dropping to its lowest level of the year     economy had not yet exhibited sustainable   some of the regional Bell operating
on March 11. The index then rallied,         growth. By October, the Fed reported that   companies (RBOCs), such as Verizon, were
posting a gain of 28.67% for the year, as    economic expansion had increased and        hampered by a ruling by the Federal
noted.                                       consumer spending was generally stronger,   Communications Commission that it would
                                             although the job market remained weak.      continue to make the RBOCs lease their
    During this rally, the United States                                                 network infrastructure to competitors at
and its allies took military action              All sectors of the S&P 500 Index        wholesale rates.
against Iraq and toppled the regime of       recorded gains for the fiscal year.
Saddam Hussein. The nation's gross           Information technology, materials and           Among specific holdings that
domestic product, generally considered       consumer discretionary were the             benefited fund performance during the
the broadest measure of economic             top-performing sectors while                period were:
activity, expanded at an annualized rate     telecommunication services, consumer
of                                           staples and health care were the            o Endesa S.A., a Spanish utility which
                                             weakest-performing sectors.                 continued to build capacity and benefited
                                                                                         from favorable supply/demand dynamics in
                                                                                         its markets.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03      TOP INDUSTRIES* as of 12/31/03               FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Southern Co. (The)              4.4%    1. Electric Utilities              54.8%     Total returns 12/31/02-12/31/03,
 2. FPL Group, Inc.                 4.3     2. Integrated Telecommunication              excluding product issuer charges
 3. Exelon Corp.                    3.4        Services                        12.6
 4. Dominion Resources, Inc.        3.2     3. Multi-Utilities & Unregulated             Series I Shares                     19.03%
 5. Verizon Communications Inc.     3.1        Power                           10.5      Series II Shares                    18.94
 6. Kelda Group PLC (United                 4. Gas Utilities                    9.2      S&P 500 Index                       28.67
    Kingdom)                        3.1     5. Water Utilities                  3.8      (Broad Market Index)
 7. BellSouth Corp.                 3.0     6. Wireless Telecommunication                Lipper Utility Fund Index           21.57
 8. Ameren Corp.                    2.7        Services                         2.3      (Peer Group Index)
 9. Endesa, S.A. (Spain)            2.6     7. Electrical Components &                   Source: Lipper, Inc.
10. E.ON A.G. (Germany)             2.6        Equipment                        0.3      TOTAL NUMBER OF HOLDINGS*              57
                                                                                         TOTAL NET ASSETS            $21.9 million
====================================================================================================================================

                                                                                         =========================================
                                                                                                     PORTFOLIO MANAGER
                                                                                                      AS OF 12/31/03
                                                                                                      JOHN S. SEGNER
                                                                                         =========================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                      AIM V.I. GLOBAL UTILITIES FUND


o Telefonica S.A., a Spanish                 RESULTS OF A $10,000 INVESTMENT
telecommunications company, which faces      5/2/94-D12/31/03
less intense competition than most U.S.      Index data from 4/30/94
telecommunications companies.
                                                                                  [LINE CHART]
o E.ON A.G., a German utility whose value
rose through the year, and which raised                                                                   AIM V.I. GLOBAL
its free cash flow projections for the                            S&P 500          LIPPER UTILITY         UTILITIES FUND-
2004 to 2006 period.                                               INDEX             FUND INDEX           SERIES I SHARES

    Several holdings hindered performance
for the period. DTE Energy was hampered        5/2/1994            10000                  10000                10000
by delays on its application to              12/31/1994            10397                  9593                  9708
regulators for a cost recovery rate          12/31/1995            14299                  12194                12302
increase. Duke Energy experienced            12/31/1996            17580                  13331                13788
weakness in its unregulated operations,      12/31/1997            23443                  16759                16772
partly due to the rising cost of natural     12/31/1998            30148                  19842                19535
gas.                                         12/31/1999            36489                  22726                26092
                                             12/31/2000            33167                  24674                25497
IN CLOSING                                   12/31/2001            29228                  19407                18376
                                             12/31/2002            22771                  15001                13687
During the fiscal year, the fund's           12/31/2003            29299                  18238                16290
management team was changed, and some
adjustments were made to fund holdings as                                                                      Source: Lipper, Inc.
well as to the fund's investment
strategy. We have made no sweeping
changes of a top-down nature; instead, we    Past performance cannot guarantee comparable future results.
have focused more tightly on the
utilities industry, replacing individual     In evaluating this chart, please note that the chart uses a logarithmic scale along
holdings on a stock-bystock basis.           the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment
    We continued to pursue high total        always represents the same absolute change in price. In this example, the scale
return for AIM V.I. Global Utilities Fund    increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000.
by investing primarily in securities of      In a linear chart, the latter scale increment would be twice as large. The benefit of
domestic and foreign utility companies.      using a logarithmic scale is that it better illustrates performance during the fund's
We also invested in non-utility              early years before reinvested distributions and compounding create the potential for
securities, generally securities of          the original investment to grow to very large numbers. Had the chart used a linear
companies that derive revenues from          scale along its vertical axis, you would not be able to see as clearly the movements
utility-related activities. In selecting     in the value of the fund and the indexes during the fund's early years. We use a
stocks, we focused on companies that we      logarithmic scale in financial reports of funds that have more than five years of
judged to have sound fundamentals and        performance history.
favorable prospects for achieving high
total return.                                    Current performance may be lower or         The fund may participate in the
                                             higher than the performance data quoted.    initial public offering (IPO) market in
                ----------                   Past performance cannot guarantee           some market cycles. Because of the fund's
                                             comparable future results. Due to           small asset base, any investment the fund
AVERAGE ANNUAL TOTAL RETURNS                 significant market volatility, results of   may make in IPOs may significantly affect
----------------------------------------     an investment made today may differ         the fund's total return. As the fund's
As of 12/31/03                               substantially from the historical           assets grow, the impact of IPO
                                             performance shown. Please see your          investments will decline, which may
SERIES I SHARES                              financial advisor for more current          reduce the effect of IPO investments on
Inception (5/2/94)                 5.18%     performance. Fund performance figures are   the fund's total return.
5 Years                           -3.57      historical, and they reflect fund
1 Year                            19.03      expenses, the reinvestment of               ABOUT INDEXES USED IN THIS REPORT
                                             distributions and changes in net asset
SERIES II SHARES*                            value. The fund's investment return and     The unmanaged Lipper Utility Fund Index
Inception                          4.94%     principal value will fluctuate, so an       represents an average of the 30 largest
 5 Years                          -3.76      investor's shares, when redeemed, may be    utility funds tracked by Lipper, Inc., an
 1 Year                           18.94      worth more or less than their original      independent mutual fund performance
                                             cost.                                       monitor. The unmanaged Standard & Poor's
*Series II shares were first offered                                                     Composite Index of 500 Stocks (the S&P
3/26/02. Returns prior to that date are          AIM Variable Insurance Funds are        500) is an index of common stocks
hypothetical results based on the            offered through insurance company           frequently used as a general measure of
performance of Series I shares (inception    separate accounts to fund variable          U.S. stock market performance.
date 5/2/94), adjusted to reflect Series     annuity contracts and variable life
II 12b-1 fees. The Series I and Series II    insurance policies, and through certain         A direct investment cannot be made in
shares invest in the same portfolio of       pension or retirement plans. Performance    an index. Unless otherwise indicated,
securities and will have substantially       figures given represent the fund and are    index results include reinvested
similar performance, except to the extent    not intended to reflect actual variable     dividends, and they do not reflect sales
that expenses borne by each class differ.    product values. They do not reflect sales   charges. Performance of an index of funds
                                             charges, expenses and fees at the           reflects fund expenses; performance of a
                                             separate account level. Sales charges,      market index does not.
                                             expenses and fees, which are determined
                                             by the product issuers, will vary and           Industry classifications used in this
                                             will lower the total return.                report are generally according to the
                                                                                         Global Industry Classification Standard,
                                             PRINCIPAL RISKS OF INVESTING IN THE FUND    which was developed by and is the exclusive
                                                                                         property and a service mark of Morgan
                                             International investing presents certain    Stanley Capital International Inc. and
                                             risks not associated with investing         Standard & Poor's.
                                             solely in the United States. These
                                             include risks relating to fluctuations in   A description of the policies and
                                             the value of the U.S. dollar relative to    procedures that the Fund uses to
                                             the values of other currencies, the         determine how to vote proxies relating to
                                             custody arrangements made for the fund's    portfolio securities is available without
                                             foreign holdings, differences in            charge, upon request, by calling
                                             accounting, political risks and the         800-959-4246, or on the AIM Web site,
                                             lesser degree of public information         AIMinvestments.com.
                                             required to be provided by non-U.S.
                                             companies.

                                                 Investing in a single-sector or
                                             single-region mutual fund may involve
                                             greater risk and potential reward than
                                             investing in a more diversified fund.
                                                                                                                       VIGLU-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-68.76%

ELECTRIC UTILITIES-43.48%

Ameren Corp.                                      12,700   $   584,200
----------------------------------------------------------------------
American Electric Power Co., Inc.                  9,500       289,845
----------------------------------------------------------------------
CenterPoint Energy, Inc.                          15,700       152,133
----------------------------------------------------------------------
Cinergy Corp.                                      8,400       326,004
----------------------------------------------------------------------
CMS Energy Corp.(a)                               13,800       117,576
----------------------------------------------------------------------
Consolidated Edison, Inc.                          9,700       417,197
----------------------------------------------------------------------
Dominion Resources, Inc.                          10,900       695,747
----------------------------------------------------------------------
DTE Energy Co.                                     4,300       169,420
----------------------------------------------------------------------
Edison International                              15,100       331,143
----------------------------------------------------------------------
Entergy Corp.                                      9,300       531,309
----------------------------------------------------------------------
Exelon Corp.                                      11,200       743,232
----------------------------------------------------------------------
FirstEnergy Corp.                                 13,600       478,720
----------------------------------------------------------------------
FPL Group, Inc.                                   14,400       942,048
----------------------------------------------------------------------
OGE Energy Corp.                                  15,900       384,621
----------------------------------------------------------------------
PG&E Corp.(a)                                     20,400       566,508
----------------------------------------------------------------------
Pinnacle West Capital Corp.                        5,500       220,110
----------------------------------------------------------------------
PPL Corp.                                         11,200       490,000
----------------------------------------------------------------------
Progress Energy, Inc.                              8,300       375,658
----------------------------------------------------------------------
Southern Co. (The)                                31,400       949,850
----------------------------------------------------------------------
TXU Corp.                                          9,000       213,480
----------------------------------------------------------------------
Wisconsin Energy Corp.                            12,600       421,470
----------------------------------------------------------------------
Xcel Energy, Inc.                                  6,100       103,578
======================================================================
                                                             9,503,849
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.32%

General Cable Corp.(a)                             8,400        68,460
======================================================================

GAS UTILITIES-7.50%

KeySpan Corp.                                     12,000       441,600
----------------------------------------------------------------------
NiSource Inc.                                     25,200       552,888
----------------------------------------------------------------------
Peoples Energy Corp.                               6,600       277,464
----------------------------------------------------------------------
Sempra Energy                                     12,200       366,732
======================================================================
                                                             1,638,684
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-7.24%

BellSouth Corp.                                   23,100       653,730
----------------------------------------------------------------------
SBC Communications Inc.                            9,700       252,879
----------------------------------------------------------------------
Verizon Communications Inc.                       19,286       676,553
======================================================================
                                                             1,583,162
======================================================================

----------------------------------------------------------------------
                                                             MARKET
                                                SHARES        VALUE

MULTI-UTILITIES & UNREGULATED POWER-9.54%

Constellation Energy Group, Inc.                  13,000   $   509,080
----------------------------------------------------------------------
Duke Energy Corp.                                 25,000       511,250
----------------------------------------------------------------------
Energy East Corp.                                 12,300       275,520
----------------------------------------------------------------------
Equitable Resources, Inc.                          3,400       145,928
----------------------------------------------------------------------
ONEOK, Inc.                                       10,300       227,424
----------------------------------------------------------------------
Public Service Enterprise Group Inc.               9,500       416,100
======================================================================
                                                             2,085,302
======================================================================

WATER UTILITIES-0.68%

Philadelphia Suburban Corp.                        6,750       149,175
======================================================================
    Total Domestic Common Stocks (Cost
      $13,498,062)                                          15,028,632
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-23.26%

GERMANY-2.63%

E.ON A.G. (Electric Utilities)(a)                  8,820       574,039
======================================================================

GREECE-1.60%

Public Power Corp. (Electric Utilities)            2,100        51,775
----------------------------------------------------------------------
Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01-12/27/02; Cost
  $140,218)(a)(b)(c)                              12,100       298,324
======================================================================
                                                               350,099
======================================================================

HONG KONG-0.47%

China Resources Power Holdings Co. Ltd.
  (Electric Utilities)(a)                        221,800       103,563
======================================================================

ITALY-3.56%

Enel S.p.A. (Electric Utilities)                  16,800       113,905
----------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)              37,100       156,805
----------------------------------------------------------------------
Telecom Italia S.p.A. RNC (Integrated
  Telecommunication Services)(a)                 249,522       506,906
======================================================================
                                                               777,616
======================================================================

SPAIN-7.66%

Endesa, S.A. (Electric Utilities)                 30,100       577,408
----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)              6,000       114,600
----------------------------------------------------------------------
Iberdrola S.A. (Electric Utilities)(a)            12,700       250,333
----------------------------------------------------------------------
Red Electrica de Espana (Electric Utilities)      10,400       170,068
----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)                     38,305       560,860
======================================================================
                                                             1,673,269
======================================================================

UNITED KINGDOM-7.34%

Centrica PLC (Gas Utilities)                      56,300       212,105
----------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                 80,674       675,564
----------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

National Grid Transco PLC (Multi-Utilities &
  Unregulated Power)                              30,413   $   217,345
----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                    157,494       389,470
----------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                      4,400       110,176
======================================================================
                                                             1,604,660
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $4,155,565)                            5,083,246
======================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES-1.50%

ELECTRIC UTILITIES-1.00%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05         $ 100,000       109,574
----------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                         100,000       108,963
======================================================================
                                                               218,537
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-0.50%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05      $ 100,000   $   110,137
======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $326,475)                                    328,674
======================================================================

                                                SHARES
MONEY MARKET FUNDS-6.40%

Liquid Assets Portfolio(d)                       699,776       699,776
----------------------------------------------------------------------
STIC Prime Portfolio(d)                          699,776       699,776
======================================================================
    Total Money Market Funds (Cost
      $1,399,552)                                            1,399,552
======================================================================
TOTAL INVESTMENTS-99.92% (Cost $19,379,654)                 21,840,104
======================================================================
OTHER ASSETS LESS LIABILITIES-0.08%                             17,619
======================================================================
NET ASSETS-100.00%                                         $21,857,723
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
GDR     - Global Depositary Receipt
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 was $298,324, which represented 1.36% of the Fund's net assets. This security is considered to be illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $17,980,102)  $ 20,440,552
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,399,552)                                 1,399,552
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                        919
-------------------------------------------------------------
  Dividends and interest                               37,781
-------------------------------------------------------------
  Amount due from advisor                               6,356
-------------------------------------------------------------
  Investments matured (Note 8)                          5,270
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     41,081
=============================================================
    Total assets                                   21,931,511
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                                3,800
-------------------------------------------------------------
  Deferred compensation and retirement plans           41,810
-------------------------------------------------------------
Accrued administrative services fees                    8,525
-------------------------------------------------------------
Accrued distribution fees -- Series II                    126
-------------------------------------------------------------
Accrued transfer agent fees                               546
-------------------------------------------------------------
Accrued operating expenses                             18,981
=============================================================
    Total liabilities                                  73,788
=============================================================
Net assets applicable to shares outstanding      $ 21,857,723
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 33,956,307
-------------------------------------------------------------
  Undistributed net investment income                 502,512
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                          (15,062,466)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies               2,461,370
=============================================================
                                                 $ 21,857,723
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 21,459,288
_____________________________________________________________
=============================================================
Series II                                        $    398,435
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            1,923,199
_____________________________________________________________
=============================================================
Series II                                              35,780
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.16
_____________________________________________________________
=============================================================
Series II:
  Net asset value and offering price per share   $      11.14
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $14,697)                                        $   766,911
-------------------------------------------------------------
Dividends from affiliated money market funds           10,275
-------------------------------------------------------------
Interest                                               35,121
=============================================================
    Total investment income                           812,307
=============================================================

EXPENSES:

Advisory fees                                         132,058
-------------------------------------------------------------
Administrative services fees                           80,560
-------------------------------------------------------------
Custodian fees                                         20,003
-------------------------------------------------------------
Distribution fees -- Series II                            527
-------------------------------------------------------------
Transfer agent fees                                     4,946
-------------------------------------------------------------
Trustees' fees                                          8,728
-------------------------------------------------------------
Professional fees                                      20,734
-------------------------------------------------------------
Other                                                  10,031
=============================================================
    Total expenses                                    277,587
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (13,051)
-------------------------------------------------------------
    Net expenses                                      264,536
=============================================================
Net investment income                                 547,771
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (3,668,247)
-------------------------------------------------------------
  Foreign currencies                                   (4,453)
-------------------------------------------------------------
  Option contracts written                             28,901
=============================================================
                                                   (3,643,799)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                             6,587,111
-------------------------------------------------------------
  Foreign currencies                                      139
=============================================================
                                                    6,587,250
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                   2,943,451
=============================================================
Net increase in net assets resulting from
  operations                                      $ 3,491,222
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003            2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   547,771    $    762,574
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (3,643,799)     (6,664,204)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               6,587,250      (2,994,557)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 3,491,222      (8,896,187)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (751,973)       (735,979)
-----------------------------------------------------------------------------------------
  Series II                                                       (13,497)         (3,622)
=========================================================================================
  Decrease in net assets resulting from distributions            (765,470)       (739,601)
=========================================================================================
Share transactions-net:
  Series I                                                     (2,157,103)     (6,268,289)
-----------------------------------------------------------------------------------------
  Series II                                                       254,575         109,263
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,902,528)     (6,159,026)
=========================================================================================
    Net increase (decrease) in net assets                         823,224     (15,794,814)
=========================================================================================

NET ASSETS:

  Beginning of year                                            21,034,499      36,829,313
=========================================================================================
  End of year (including undistributed net investment income of $502,512 and $719,994 for 2003 and 2002,
    respectively)                                             $21,857,723    $ 21,034,499
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                         AIM V.I. GLOBAL UTILITIES FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $12,840.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $80,560 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $7,070 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $316 after AIM Distributors reimbursed Plan fees of $211.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 3--INVESTMENTS IN AFFILIATES


The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                             UNREALIZED
                            MARKET VALUE    PURCHASES     PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
           FUND              12/31/2002      AT COST          SALES        (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $  788,445     $4,828,100     $(4,916,769)        $   --         $  699,776     $ 5,056       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            788,445     4,828,100       (4,916,769)            --            699,776       5,219           --
====================================================================================================================================
                             $1,576,890     $9,656,200     $(9,833,538)        $   --         $1,399,552     $10,275       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,606 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 614         33,143
----------------------------------------------------------
Exercised                               (84)        (4,242)
----------------------------------------------------------
Expired                                (530)       (28,901)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                            2003        2002
--------------------------------------------------------------
Distributions paid from ordinary income   $765,470    $739,601
______________________________________________________________
==============================================================

                         AIM V.I. GLOBAL UTILITIES FUND

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    551,648
-------------------------------------------------------------
Unrealized appreciation -- investments              1,919,281
-------------------------------------------------------------
Temporary book/tax differences                        (43,546)
-------------------------------------------------------------
Capital loss carryforward                         (14,525,967)
-------------------------------------------------------------
Capital (par value and additional paid-in)         33,956,307
=============================================================
Total net assets                                 $ 21,857,723
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted securities. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $920.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $ 3,082,903
-----------------------------------------------------------
December 31, 2010                                8,206,319
-----------------------------------------------------------
December 31, 2011                                3,236,745
===========================================================
Total capital loss carryforward                $14,525,967
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $6,282,747 and $8,534,664, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $527,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. The estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $ 3,335,990
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,417,629)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 1,918,361
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $19,921,743.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and bond premium amortization on December 31, 2003, undistributed net investment income was increased by $217, undistributed net realized gains decreased by $217. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                       2003                       2002
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     285,243    $ 2,912,335     192,882    $ 2,309,033
----------------------------------------------------------------------------------------------------------------
  Series II*                                                    52,913        546,387      11,365        108,344
================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      70,278        751,973      77,066        735,979
----------------------------------------------------------------------------------------------------------------
  Series II*                                                     1,264         13,497         380          3,622
================================================================================================================
Reacquired:
  Series I                                                    (581,794)    (5,821,411)   (838,194)    (9,313,301)
----------------------------------------------------------------------------------------------------------------
  Series II*                                                   (29,849)      (305,309)       (293)        (2,703)
================================================================================================================
                                                              (201,945)   $(1,902,528)   (556,794)   $(6,159,026)
________________________________________________________________________________________________________________
================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2003             2002         2001             2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.73          $ 13.55      $ 21.16          $ 22.80      $ 17.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(a)          0.31(a)      0.29(a)(b)       0.29(a)      0.32(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.56            (3.78)       (6.25)           (0.80)        5.49
=================================================================================================================================
    Total from investment operations                             1.83            (3.47)       (5.96)           (0.51)        5.81
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.40)           (0.35)       (0.22)           (0.23)       (0.37)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --        (1.43)           (0.90)          --
=================================================================================================================================
    Total distributions                                         (0.40)           (0.35)       (1.65)           (1.13)       (0.37)
=================================================================================================================================
Net asset value, end of period                                $ 11.16          $  9.73      $ 13.55          $ 21.16      $ 22.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 19.03%          (25.53)%     (27.93)%          (2.28)%      33.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,459          $20,923      $36,829          $49,536      $39,772
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:                         1.30%(d)(e)      1.22%        1.07%            1.10%        1.14%
=================================================================================================================================
Ratio of net investment income to average net assets             2.70%(d)         2.75%        1.59%(b)         1.23%        1.72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            33%              54%          32%              50%          45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.63%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.
(d)  Ratios are based on average daily net assets of $20,105,817.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.36%.

                         AIM V.I. GLOBAL UTILITIES FUND


                                                                         SERIES II
                                                              --------------------------------
                                                                                  MARCH 26
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 9.72             $ 13.54
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.26(a)             0.19(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.56               (3.66)
==============================================================================================
    Total from investment operations                               1.82               (3.47)
==============================================================================================
Less distributions from net investment income                     (0.40)              (0.35)
==============================================================================================
Net asset value, end of period                                   $11.14             $  9.72
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   18.94%             (25.55)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  398             $   111
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)            1.45%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.61%(c)            1.51%(d)
==============================================================================================
Ratio of net investment income to average net assets               2.55%(c)            2.52%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           33%                 54%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.
(c)  Ratios are based on average daily net assets of $210,734.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of

                         AIM V.I. GLOBAL UTILITIES FUND

Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 13--SIGNIFICANT EVENT


On December 9, 2003, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") under which all of the assets of the Fund will be transferred to INVESCO VIF-Utilities Fund ("Buying Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Buyer"). The Buyer will issue shares of each class of the Buying Fund to shareholders of the corresponding class of shares of the Fund. The Plan requires approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on March 26, 2004. If the Plan is approved by the shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                         AIM V.I. GLOBAL UTILITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                         AIM V.I. GLOBAL UTILITIES FUND

TRUSTEES AND OFFICERS

As of January 1, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                            Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                                Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                               Inc. (financial services holding company); and
  President                                           Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman,
                                                      A I M Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), AIM Investment
                                                      Services, Inc., (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                          A I M Management Group Inc. (financial services
  President                                           holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; Chief
                                                      Executive Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive Officer
                                                      of NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                      Formerly: Partner, law firm of Baker & McKenzie    company)
----------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993               Chairman, Crockett Technology Associates           ACE Limited (insurance
  Trustee                                             (technology consulting company)                    company); and Captaris,
                                                                                                         Inc. (unified messaging
                                                                                                         provider)
----------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                             business corporations, including the Boss Group    (Chairman) (registered
                                                      Ltd. (private investment and management) and       investment company);
                                                      Magellan Insurance Company                         Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                      Formerly: Director, President and Chief            (insurance company)
                                                      Executive Officer, Volvo Group North America,
                                                      Inc.; Senior Vice President, AB Volvo; and
                                                      director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998               Retired                                            None
  Trustee
                                                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                                      President and Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.; and
                                                      President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First Century      Administaff, Discovery
  Trustee                                             Group, Inc. (government affairs company) and       Global Education Fund
                                                      Texana Timber LP (sustainable forestry company)    (non-profit)
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. GLOBAL UTILITIES FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                            Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                                Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                        (registered investment
                                                                                                         company)
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                             USA
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1993               Partner, law firm of Pennock & Cooper              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                            None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1993               Executive Vice President, Development and          None
  Trustee                                             Operations Hines Interests Limited Partnership
                                                      (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                           General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                 (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                      and Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           1993               Managing Director and Director of Money Market     N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                        Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                      A I M Capital Management, Inc; Director and
                                                      President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                         AIM V.I. GLOBAL UTILITIES FUND

                                             AIM V.I. GOVERNMENT SECURITIES FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                    AIM V.I. GOVERNMENT SECURITIES FUND seeks to
                               achieve a high level of current income consistent
                                with reasonable concern for safety of principal.

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--



===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                     AIM V.I. GOVERNMENT SECURITIES FUND

TREASURY SELL-OFF
HINDERS FUND PERFORMANCE

For the year ended December 31, 2003,            The nation's gross domestic product       Treasury market totaled $530.5 billion
AIM V.I. Government Securities Fund           (GDP), generally considered the broadest     during the first three quarters of 2003,
Series I and Series II shares returned        measure of economic activity, expanded       24.9% higher than during the same period
1.07% and 0.93%, respectively. For the        at an annualized rate of 1.4% in the         of 2002. The industry association
same period, the fund's broad market          first quarter, 3.1% in the second            attributed this increase to rising
index, the Lehman U.S. Aggregate Bond         quarter, 8.2% in the third quarter, and      deficits prompted by a slowdown in tax
Index, returned 4.10%; its                    4.0% in the fourth quarter of 2003.          receipts and rising outlays, including
style-specific index, the Lehman              Despite this growth in GDP, the Federal      the costs of military operations in Iraq
Intermediate U.S. Government and              Reserve (the Fed) remained                   and homeland security-related spending.
Mortgage Index, returned 2.74%; and its       accommodative. For the first half of the
peer group index, the Lipper                  year, the Fed kept the short-term               Long-term debt issuance by federal
Intermediate U.S. Government Fund Index,      federal funds rate at 1.25%. In June         agencies totaled $1.01 trillion during
returned 2.18%. The fund underperformed       2003, it reduced that rate to 1.00%, its     the first three quarters of 2003, up
its broad market index because the fund       lowest level since 1958. At the time,        36.5% from the same period of 2002. The
does not invest in corporate bonds,           the Fed said it favored a more expansive     mortgage-backed sector had the highest
which were the best-performing component      monetary policy because the economy had      issuance, as refinancing and a strong
of the Lehman U.S. Aggregate Bond Index       not yet exhibited sustainable growth.        residential real estate market boosted
for the year ended December 31, 2003.                                                      bond supply. Issuance of
                                                 Fed comments, and hopes of an             mortgage-related securities totaled
MARKET CONDITIONS                             economic rebound, caused interest rates      $2.58 trillion in the first three
                                              to rise sharply beginning in mid-June.       quarters of 2003, higher than the $2.31
In the U.S. fixed-rate securities             These sharply higher rates caused the        trillion of issuance for all of 2002.
market, the high yield market rose            Treasury bond market to sell off
28.97%, as measured by the Lehman High        throughout the summer, on the strength       YOUR FUND
Yield Index, outperforming                    of data that suggested the economy was
investment-grade issues for the year          showing signs of a strong, sustainable       The long duration benefited the fund
covered by this report. Among the             recovery. Thereafter, the bond market        over the last couple of years and the
investment-grade segments of the Lehman       rallied as investors had second thoughts     first half of 2003, as the Fed eased the
U.S. Aggregate Bond Index, fixed-rate         about the level and sustainability of        money supply and interest rates
mortgage-backed securities, U.S. agency       economic growth.                             declined. Likewise, it was beneficial to
investments, and U.S. Treasuries of                                                        be overweight in Treasury and agency
various maturities returned 3.07%,               According to The Bond Market              securities. But a long duration and an
2.59%, and 2.24%, respectively, for the       Association, an industry association,        overweight position in Treasury and
same period.                                  new issue activity in the U.S. bond          agency securities hindered fund
                                              markets remained strong for the year.        performance during the summer interest
                                              Gross coupon issuance in the U.S.            rate rise mentioned above. They held
                                                                                           back fund performance during the 'summer
                                                                                           storm' to such a degree that it
                                                                                           overshadowed the fund's generally good
                                                                                           performance during the rest of the year.

===================================================================================================================================
TOP ISSUERS* as of 12/31/03                   PORTFOLIO COMPOSITION                        FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Federal National                          As of 12/31/03 and based on total            Total returns 12/31/02 - 12/31/03,
    Mortgage Association (FNMA)      51.3%    investments                                  excluding product issuer charges
 2. Federal Home Loan
    Mortgage Corp. (FHLMC)           25.3           [PIE CHART]                            Series I Shares                    1.07%
 3. Government National                                                                    Series II Shares                   0.93
    Mortgage Association (GNMA)      10.4     MORTGAGE U.S. AGENCY                         Lehman U.S. Aggregate Bond Index   4.10
 4. U.S. Treasury                     5.9     OBLIGATIONS                  68.0%           (Broad Market Index)
 5. Federal Farm Credit Bank          4.6     NON-MORTGAGE U.S. AGENCY                     Lehman Intermediate
 6. Tennessee Valley Authority        2.4     OBLIGATIONS                  21.6%           U.S. Government and Mortgage
 7. Federal Home Loan Bank            2.3     U.S. TREASURY OBLIGATIONS     5.4%           Index                              2.74
 8. Private Export Funding Company    1.3     CASH                          5.0%           (Style-specific Index)
                                                                                           Lipper Intermediate
                                              WEIGHTED AVERAGE MATURITY     3.84 years     U.S. Government Fund Index         2.18
                                              AVERAGE DURATION              2.86 years     (Peer Group Index)
                                              TOTAL NUMBER OF HOLDINGS*            352
                                              TOTAL NET ASSETS          $548.8 million     Source: Lipper, Inc.
===================================================================================================================================

                                                                                           =============================
                                                                                             PORTFOLIO MANAGEMENT TEAM
                                                                                                   AS OF 12/31/03
                                                                                                  CLINT W. DUDLEY
                                                                                           SCOT W. JOHNSON, LEAD MANAGER
                                                                                           =============================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                AIM V.I. GOVERNMENT SECURITIES FUND
   Shortening the fund's duration during      RESULTS OF A $10,000 INVESTMENT
this period of rising interest rates and      5/5/93 - 12/31/03
bond price volatility allowed us to           INDEX DATA FROM 4/30/93
better stabilize the fund's net asset
value. Shortening the fund's duration                                                LIPPER INTERMEDIATE     AIM V.I. GOVERNMENT
also proved to be beneficial both in                       LEHMAN U.S. AGGREGATE       U.S. GOVERNMENT         SECURITIES FUND
absolute and relative terms. In a rising                         BOND INDEX              FUND INDEX            SERIES I SHARES
interest rate environment, when bond            5/5/1993           10000                    10000                   10000
prices are declining, a shorter duration      12/31/1993           10466                    10383                   10355
helps in absolute terms because the NAV       12/31/1994           10161                     9998                    9970
of a fund's with a shorter duration will      12/31/1995           12038                    11554                   11520
fall less than the NAV of a fund with a       12/31/1996           12475                    11904                   11784
longer duration. Having a duration            12/31/1997           13680                    12918                   12744
shorter than one's index, such as we          12/31/1998           14868                    13974                   13729
did, can provide better returns relative      12/31/1999           14746                    13780                   13548
to one's benchmark. Later in the year,        12/31/2000           16460                    15319                   14920
we shifted more of the fund's assets          12/31/2001           17850                    16480                   15875
into mortgage- backed securities.             12/31/2002           19681                    18127                   17399
Mortgage-backed securities provided a         12/31/2003           20489                    18091                   17588
sizable income premium over Treasury and
agency securities during a period of                                                                       Source: Lipper, Inc.
largely range-bound interest rates.
                                               Past performance cannot guarantee comparable future results.
   The fund's yield increased during the
year as interest rates rose and as
mortgage-backed securities accounted for       In evaluating this chart, please note that the chart uses a logarithmic scale
a larger portion of fund assets. As we         along the vertical axis (the value scale). This means that each scale increment
saw more encouraging economic data, we         always represents the same percent change in price; in a linear chart each scale
positioned the fund somewhat                   increment always represents the same absolute change in price. In this example,
defensively, with a duration shorter           the scale increment between $5,000 and $10,000 is the same as that between
than its index and a greater portion of        $10,000 and $20,000. In a linear chart, the latter scale increment would be
fund assets invested in mortgage-backed        twice as large. The benefit of using a logarithmic scale is that it better
securities.                                    illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment
IN CLOSING                                     to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the
While the year ended December 31, 2003,        value of the fund and the indexes during the fund's early years. AIM uses a
was a challenging one for government           logarithmic scale in financial reports of funds that have more than five years
securities, we continued to manage the         of performance history.
fund in an effort to achieve a high
level of current income consistent with        *Series II shares were first offered        ABOUT INDEXES USED IN THIS REPORT
reasonable concern for safety of               9/19/01. Returns prior to that date are
principal by investing the bulk of fund        hypothetical results based on the           The unmanaged Lehman U.S. Aggregate Bond
assets in debt securities issued,              performance of Series I shares from         Index, which represents the U.S.
guaranteed, or otherwise backed by the         12/31/93, adjusted to reflect Series II     investment-grade fixed-rate bond market
U.S. government.                               12b-1 fees. The Series I and Series II      (including government and corporate
                                               shares invest in the same portfolio of      securities, mortgage pass-through
               ----------                      securities and will have substantially      securities and asset-backed securities),
                                               similar performance, except to the          is compiled by Lehman Brothers, a global
AVERAGE ANNUAL TOTAL RETURNS                   extent that expenses borne by each class    investment bank.
---------------------------------------        differ.
As of 12/31/03                                                                                The unmanaged Lehman High Yield
                                                  Current performance may be lower or      Index, which represents the performance
SERIES I SHARES                                higher than the performance data quoted.    of high-yield debt securities, is
10 Years                          5.44%        Past performance cannot guarantee           compiled by Lehman Brothers, a global
 5 Years                          5.08         comparable future results. Due to           investment bank.
 1 Year                           1.07         significant market volatility, results
                                               of an investment made today may differ         The unmanaged Lehman Intermediate
SERIES II SHARES*                              substantially from the historical           U.S. Government and Mortgage Index is a
10 Years                          5.18%        performance shown. Please see your          market-weighted combination of the
 5 Years                          4.82         financial advisor for more current          Lehman Intermediate Government and the
 1 Year                           0.93         performance. Fund performance figures       Lehman Mortgage indexes. The index
                                               are historical, and they reflect fund       contains securities with maturities
                                               expenses, the reinvestment of               ranging from one to 10 years. It is
                                               distributions and changes in net asset      compiled by Lehman Brothers, a global
                                               value. The fund's investment return and     investment bank.
                                               principal value will fluctuate, so an
                                               investor's shares, when redeemed, may be       The Lipper Intermediate U.S.
                                               worth more or less than their original      Government Fund Index represents an
                                               cost.                                       average of the 30 largest
                                                                                           intermediate-term U.S. government bond
                                                  AIM variable insurance funds are         funds tracked by Lipper, Inc., an
                                               offered through insurance company           independent mutual fund performance
                                               separate accounts to fund variable          monitor.
                                               annuity contracts and variable life
                                               insurance policies, and through certain        The Bond Market Association is a
                                               pension or retirement plans. Performance    trade association representing the
                                               figures given represent the fund and are    largest securities markets in the world,
                                               not intended to reflect actual variable     the $17 trillion debt markets. Its
                                               product values. They do not reflect         membership includes securities firms and
                                               sales charges, expenses and fees at the     banks, including large, multi-product
                                               separate account level. Sales charges,      firms and companies with special market
                                               expenses and fees, which are determined     niches.
                                               by the product issuers, will vary and
                                               will lower the total return.                   A direct investment cannot be made in
                                                                                           an index. Unless otherwise indicated,
                                               PRINCIPAL RISKS OF INVESTING IN THE FUND    index results include reinvested
                                                                                           dividends, and they do not reflect sales
                                               U.S. Treasury securities such as bills,     charges. Performance of an index of
                                               notes and bonds offer a high degree of      funds reflects fund expenses;
                                               safety, and they guarantee the payment      performance of a market index does not.
                                               of principal and any applicable interest
                                               if held to maturity. Fund shares are not       A description of the policies and
                                               insured, and their value and yield will     procedures that the Fund uses to
                                               vary with market conditions.                determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                  The fund may invest a portion of its     without charge, upon request, by calling
                                               assets in mortgage- backed securities,      800-959-4246, or on the AIM Web site,
                                               which may lose value if mortgages are       AIMinvestments.com.
                                               prepaid in response to falling interest
                                               rates.

                                                                                                                         VIGOV-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-97.56%

FEDERAL FARM CREDIT BANK-4.63%

Bonds,
  6.00%, 06/11/08 to 03/07/11                  $ 4,600,000   $  5,100,280
-------------------------------------------------------------------------
  5.75%, 01/18/11                                2,000,000      2,193,220
-------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                2,500,000      2,549,025
-------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07                               13,625,000     15,557,570
=========================================================================
                                                               25,400,095
=========================================================================

FEDERAL HOME LOAN BANK-2.25%

Unsec. Bonds,
  6.50%, 11/15/05                                  275,000        297,817
-------------------------------------------------------------------------
  7.25%, 02/15/07                                  895,000      1,015,664
-------------------------------------------------------------------------
  4.88%, 05/15/07                                4,000,000      4,256,720
-------------------------------------------------------------------------
  3.50%, 11/15/07                                4,650,000      4,718,355
-------------------------------------------------------------------------
  5.48%, 01/28/09                                1,500,000      1,629,645
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  8.17%, 12/16/04                                  400,000        425,828
=========================================================================
                                                               12,344,029
=========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-25.28%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/33                   12,334,811     12,858,391
-------------------------------------------------------------------------
  6.50%, 12/01/08 to 08/01/31                   15,122,302     15,947,814
-------------------------------------------------------------------------
  7.00%, 11/01/10 to 02/01/33                   12,170,001     12,943,550
-------------------------------------------------------------------------
  5.00%, 05/01/18 to 11/01/18                   23,235,441     23,706,581
-------------------------------------------------------------------------
  10.50%, 08/01/19                                  35,107         39,238
-------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                    2,109,977      2,287,911
-------------------------------------------------------------------------
  10.00%, 03/01/21                                 570,614        637,723
-------------------------------------------------------------------------
  8.00%, 10/01/23 to 11/17/30                    3,277,662      3,582,741
-------------------------------------------------------------------------
  7.50%, 09/01/29 to 07/01/32                    6,337,148      6,808,853
-------------------------------------------------------------------------
  5.50%, 10/01/33                                1,205,693      1,221,252
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 01/01/19(a)                            18,000,000     18,023,555
-------------------------------------------------------------------------
  6.00%, 01/01/34(a)                             9,600,000      9,932,583
-------------------------------------------------------------------------
Unsec. Global Bonds,
  4.00%, 10/29/07                               16,000,000     16,267,680
-------------------------------------------------------------------------
Unsec. Global Notes,
  5.13%, 10/15/08                                4,000,000      4,280,920
-------------------------------------------------------------------------
  5.00%, 07/30/09                                8,800,000      8,956,024
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Unsec. Medium Term Notes,
  6.00%, 06/27/17                              $ 1,200,000   $  1,232,220
=========================================================================
                                                              138,727,036
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.33%

Pass Through Ctfs.,
  7.00%, 03/01/04 to 06/01/33                   29,770,537     31,699,469
-------------------------------------------------------------------------
  7.50%, 11/01/09 to 10/01/31                   11,484,770     12,415,800
-------------------------------------------------------------------------
  6.50%, 10/01/10 to 05/01/33                   40,364,254     42,541,292
-------------------------------------------------------------------------
  10.00%, 03/01/16                                 196,142        218,056
-------------------------------------------------------------------------
  5.50%, 12/01/16 to 12/01/33                   39,640,787     40,626,888
-------------------------------------------------------------------------
  6.00%, 07/01/17 to 11/01/33                   68,477,869     71,240,249
-------------------------------------------------------------------------
  8.50%, 11/01/17 to 12/01/26                    5,520,285      6,043,143
-------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33                    7,356,473      7,512,783
-------------------------------------------------------------------------
  8.00%, 12/01/17 to 04/01/32                   19,265,176     20,741,361
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 03/01/34(a)                             8,316,000      8,220,821
-------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    3,500,000      3,871,375
-------------------------------------------------------------------------
STRIPS, Unsec. Sub. Deb.,
  7.37%, 10/09/19(b)                             1,800,000        726,246
-------------------------------------------------------------------------
Unsec. Global Bonds,
  6.63%, 11/15/30                                  700,000        797,545
-------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(c)                            18,300,000     19,763,268
-------------------------------------------------------------------------
  5.25%, 04/15/07                                2,175,000      2,338,799
-------------------------------------------------------------------------
  6.00%, 01/18/12                                7,500,000      7,787,025
-------------------------------------------------------------------------
  4.38%, 09/15/12                                4,900,000      4,842,670
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05                                  300,000        321,975
=========================================================================
                                                              281,708,765
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-10.38%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 08/15/28                    1,403,941      1,518,956
-------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                       20,509         22,572
-------------------------------------------------------------------------
  11.00%, 10/15/15                                   8,287          9,433
-------------------------------------------------------------------------
  9.50%, 09/15/16                                    4,877          5,460
-------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       7,772          8,819
-------------------------------------------------------------------------
  10.00%, 06/15/19                                 194,550        218,867
-------------------------------------------------------------------------
  6.50%, 12/15/23 to 12/15/33                   35,834,919     37,840,742
-------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                      780,976        853,922
-------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-(CONTINUED)

  Pw7.00%, 04/15/28 to 06/15/33                $ 6,673,860   $  7,143,717
-------------------------------------------------------------------------
  6.00%, 10/15/31 to 08/15/33                    8,960,829      9,331,005
=========================================================================
                                                               56,953,493
=========================================================================

PRIVATE EXPORT FUNDING COMPANY-1.25%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                2,701,000      3,091,592
-------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                1,500,000      1,684,230
-------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                2,000,000      2,100,020
=========================================================================
                                                                6,875,842
=========================================================================

TENNESSEE VALLEY AUTHORITY-2.44%

Global Bonds,
  4.88%, 12/15/06(d)                             1,600,000      1,717,856
-------------------------------------------------------------------------
Series A, Global Bonds,
  5.63%, 01/18/11                                4,800,000      5,227,440
-------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08                                6,000,000      6,480,300
=========================================================================
                                                               13,425,596
=========================================================================
  Total U.S. Government Agency Securities
    (Cost $532,279,940)                                       535,434,856
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


U.S. TREASURY SECURITIES-5.89%

U.S. TREASURY NOTES-3.82%

6.75%, 05/15/05                                $ 7,500,000   $  8,041,425
-------------------------------------------------------------------------
4.63%, 05/15/06                                  6,375,000      6,758,520
-------------------------------------------------------------------------
4.00%, 11/15/12                                  1,480,000      1,467,287
-------------------------------------------------------------------------
4.25%, 08/15/13(c)                               4,700,000      4,708,789
=========================================================================
                                                               20,976,021
=========================================================================
U.S. TREASURY BONDS-1.82%

9.25%, 02/15/16                                    550,000        789,850
-------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24                      6,050,000      7,816,999
-------------------------------------------------------------------------
7.63%, 02/15/25                                    550,000        727,116
-------------------------------------------------------------------------
6.88%, 08/15/25                                    500,000        612,110
=========================================================================
                                                                9,946,075
=========================================================================
U.S. TREASURY STRIPS-0.25%

6.79%, 11/15/18(b)                               3,005,000      1,380,437
=========================================================================
    Total U.S. Treasury Securities (Cost
      $31,304,738)                                             32,302,533
=========================================================================

                                                 SHARES
 1/8X

MONEY MARKET FUNDS-5.41%

Government & Agency Portfolio (Cost
  $29,711,054)(e)                               29,711,054     29,711,054
=========================================================================
TOTAL INVESTMENTS-108.86% (Cost $593,295,732)                 597,448,443
=========================================================================
OTHER ASSETS LESS LIABILITIES-(8.86%)                         (48,641,293)
=========================================================================
NET ASSETS-100.00%                                           $548,807,150
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1, Section C.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 12/31/03.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:

Investments, at market value (cost
  $563,584,678)                                 $567,737,389
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,711,054)                              29,711,054
------------------------------------------------------------
Receivables for:
  Investments sold                                 8,161,967
------------------------------------------------------------
  Fund shares sold                                   753,938
------------------------------------------------------------
  Dividends and interest                           4,100,545
------------------------------------------------------------
  Principal paydowns                                  52,028
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    54,321
------------------------------------------------------------
Other assets                                          15,721
============================================================
  Total assets                                   610,586,963
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           35,949,660
------------------------------------------------------------
  Fund shares reacquired                             430,140
------------------------------------------------------------
  Reverse repurchase agreements                   24,992,000
------------------------------------------------------------
  Deferred compensation and retirement plans          61,556
------------------------------------------------------------
Accrued interest expense                               2,773
------------------------------------------------------------
Accrued administrative services fees                 321,543
------------------------------------------------------------
Accrued distribution fees -- Series II                13,993
------------------------------------------------------------
Accrued transfer agent fees                            1,353
------------------------------------------------------------
Accrued operating expenses                             6,795
============================================================
  Total liabilities                               61,779,813
============================================================
Net assets applicable to shares outstanding     $548,807,150
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $532,746,184
------------------------------------------------------------
Undistributed net investment income               24,867,108
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (12,958,853)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       4,152,711
============================================================
                                                $548,807,150
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $526,482,060
------------------------------------------------------------
Series II                                       $ 22,325,090
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                        $ 43,034,332
____________________________________________________________
============================================================
Series II                                       $  1,834,650
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      12.23
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $      12.17
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 19,893,351
-------------------------------------------------------------
Dividends from affiliated money market funds          673,297
=============================================================
    Total investment income                        20,566,648
=============================================================

EXPENSES:

Advisory fees                                       2,629,869
-------------------------------------------------------------
Administrative services fees                        1,416,373
-------------------------------------------------------------
Custodian fees                                         69,733
-------------------------------------------------------------
Distribution fees -- Series II                         53,568
-------------------------------------------------------------
Interest                                               33,528
-------------------------------------------------------------
Transfer agent fees                                    17,620
-------------------------------------------------------------
Trustees' fees                                         16,025
-------------------------------------------------------------
Other                                                  65,612
=============================================================
    Total expenses                                  4,302,328
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (10,465)
=============================================================
    Net expenses                                    4,291,863
=============================================================
Net investment income                              16,274,785
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (3,652,253)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (7,310,145)
=============================================================
Net gain (loss) from investment securities        (10,962,398)
=============================================================
Net increase in net assets resulting from
  operations                                     $  5,312,387
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 16,274,785    $ 10,436,582
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,652,253)      3,331,182
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (7,310,145)     10,126,375
==========================================================================================
    Net increase in net assets resulting from operations         5,312,387      23,894,139
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (12,494,932)     (7,651,576)
------------------------------------------------------------------------------------------
  Series II                                                       (517,056)       (254,364)
==========================================================================================
    Total distributions from net investment income             (13,011,988)     (7,905,940)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (188,872)             --
------------------------------------------------------------------------------------------
  Series II                                                         (8,037)             --
==========================================================================================
    Total distributions from net realized gains                   (196,909)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,208,897)     (7,905,940)
==========================================================================================
Share transactions-net:
  Series I                                                     105,720,568     261,979,270
------------------------------------------------------------------------------------------
  Series II                                                      7,735,685      13,674,045
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              113,456,253     275,653,315
==========================================================================================
    Net increase in net assets                                 105,559,743     291,641,514
==========================================================================================

NET ASSETS:

  Beginning of year                                            443,247,407     151,605,893
==========================================================================================
  End of year (including undistributed net investment income of $24,867,108 and $11,461,567 for 2003 and 2002,
    respectively)                                             $548,807,150    $443,247,407
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $10,193.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $1,416,373 for such services, of which AIM retained $138,027 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $18,938 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $53,568.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                        UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND      REALIZED
FUND                     12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Government & Agency
  Portfolio             $24,390,740    $918,258,266   $(912,937,952)      $  --        $29,711,054     $673,297       $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $272 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $272.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $5,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 2003 was $39,764,482 and averaged $3,308,082 per day with a weighted average interest rate of 1.01%.

                      AIM V.I. GOVERNMENT SECURITIES FUND

    The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                         2003           2002
---------------------------------------------------------------
Distributions paid from:
Ordinary income                       $13,015,275    $7,905,940
---------------------------------------------------------------
Long-term capital gain                    193,622            --
===============================================================
Total distributions                   $13,208,897    $7,905,940
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $ 24,922,135
-------------------------------------------------------------
Unrealized appreciation -- investments              3,960,249
-------------------------------------------------------------
Temporary book/tax differences                        (55,027)
-------------------------------------------------------------
Capital loss carryforward                         (11,708,442)
-------------------------------------------------------------
Post-October capital loss deferral                 (1,057,949)
-------------------------------------------------------------
Shares of beneficial interest                     532,746,184
=============================================================
Total net assets                                 $548,807,150
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
               EXPIRATION                  CARRYFORWARD
-------------------------------------------------------
December 31, 2011                          $11,708,442
_______________________________________________________
=======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $1,430,581,182 and $1,312,416,323, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $ 5,700,608
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,740,359)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 3,960,249
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $593,488,194.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES


Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2003, undistributed net investment income was increased by $10,142,744 and undistributed net realized gain (loss) decreased by $10,142,744. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                          2003                           2002
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     27,798,982    $ 345,400,431    30,620,219    $ 373,370,909
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,689,953       20,857,500     1,327,628       16,134,310
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,038,804       12,683,804       624,618        7,651,576
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                        43,218          525,093        20,832          254,364
=========================================================================================================================
Reacquired:
  Series I                                                    (20,353,168)    (252,363,667)   (9,762,219)    (119,043,215)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (1,106,652)     (13,646,908)     (222,409)      (2,714,629)
=========================================================================================================================
                                                                9,111,137    $ 113,456,253    22,608,669    $ 275,653,315
_________________________________________________________________________________________________________________________
=========================================================================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2003           2002        2001            2000       1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.40       $  11.53    $  11.16         $ 10.63    $ 11.18
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.36(a)        0.49(a)     0.59(a)(b)      0.66(a)    0.63(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.23)          0.61        0.12            0.41      (0.78)
============================================================================================================================
    Total from investment operations                              0.13           1.10        0.71            1.07      (0.15)
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)         (0.23)      (0.34)          (0.54)     (0.40)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.00)            --          --              --         --
============================================================================================================================
    Total distributions                                          (0.30)         (0.23)      (0.34)          (0.54)     (0.40)
============================================================================================================================
Net asset value, end of period                                $  12.23       $  12.40    $  11.53         $ 11.16    $ 10.63
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   1.07%          9.59%       6.41%          10.12%     (1.32)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $526,482       $428,322    $150,660         $84,002    $70,761
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.76%(d)       0.81%       1.08%           0.97%      0.90%
============================================================================================================================
Ratio of net investment income to average net assets              2.93%(d)       4.01%       5.09%(b)        6.03%      5.75%
============================================================================================================================
Ratio of interest expense to average net assets                   0.01%(d)       0.01%       0.28%           0.12%      0.10%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            265%           170%        199%             87%        41%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $535,210,363.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                                               SERIES II
                                                              -------------------------------------------
                                                                                       SEPTEMBER 19, 2001
                                                               YEAR ENDED DECEMBER     (DATE SALES
                                                                       31,             COMMENCED) TO
                                                              ---------------------    DECEMBER 31,
                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.35       $ 11.52          $11.84
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.33(a)       0.46(a)         0.16(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.22)         0.60           (0.14)
=========================================================================================================
    Total from investment operations                             0.11          1.06            0.02
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.23)          (0.34)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.00)           --              --
=========================================================================================================
    Total distributions                                         (0.29)        (0.23)          (0.34)
=========================================================================================================
Net asset value, end of period                                $ 12.17       $ 12.35          $11.52
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  0.93%         9.25%           0.22%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,325       $14,926          $  946
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                          1.01%(c)      1.06%           1.41%(d)
=========================================================================================================
Ratio of net investment income to average net assets             2.68%(c)      3.76%           4.76%(d)
=========================================================================================================
Ratio of interest expense to average net assets                  0.01%(c)      0.01%           0.28%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        265%          170%            199%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,427,276.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                      AIM V.I. GOVERNMENT SECURITIES FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                      AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER         PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                              SINCE              DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                               Inc. (financial services holding company); and
  President                                           Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman,
                                                      A I M Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), AIM Investment
                                                      Services, Inc., (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                          A I M Management Group Inc. (financial services
  President                                           holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; Chief
                                                      Executive Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive Officer
                                                      of NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                      Formerly: Partner, law firm of Baker & McKenzie    company)
----------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993               Chairman, Crockett Technology Associates           ACE Limited (insurance
  Trustee                                             (technology consulting company)                    company); and Captaris,
                                                                                                         Inc. (unified messaging
                                                                                                         provider)
----------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                             business corporations, including the Boss Group    (Chairman) (registered
                                                      Ltd. (private investment and management) and       investment company);
                                                      Magellan Insurance Company                         Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                      Formerly: Director, President and Chief            (insurance company)
                                                      Executive Officer, Volvo Group North America,
                                                      Inc.; Senior Vice President, AB Volvo; and
                                                      director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998               Retired                                            None
  Trustee
                                                      Formerly: Chairman, Mercantile Mortgage Corp.;
                                                      President and Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.; and
                                                      President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First Century      Administaff, Discovery
  Trustee                                             Group, Inc. (government affairs company) and       Global Education Fund
                                                      Texana Timber LP (sustainable forestry company)    (non-profit)
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                      AIM V.I. GOVERNMENT SECURITIES FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin Naftalis and     Cortland trust, Inc.
  Trustee                                             Frankel LLP                                        (registered investment
                                                                                                         company)
----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                             USA
----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1993               Partner, law firm of Pennock & Cooper              None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                            None
  Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1993               Executive Vice President, Development and          None
  Trustee                                             Operations Hines Interests Limited Partnership
                                                      (real estate development company)
----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                           General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                 (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                      and Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           1993               Managing Director and Director of Money Market     N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                        Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                      A I M Capital Management, Inc; Director and
                                                      President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.
----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $193,622 for the Fund's tax year ended December 31, 2003, which will be taxed as long-term gain.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 11.33% was derived from U.S. Treasury
Obligations.
                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                            AIM V.I. GROWTH FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                   AIM V.I. GROWTH FUND seeks growth of capital.




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                     AIM V.I. GROWTH FUND


EMPHASIS ON CYCLICAL STOCKS                                                               YOUR FUND
BENEFITS FUND PERFORMANCE
                                                                                          Our quantitative models and fundamental
For the year ended December 31, 2003,        considered the broadest measure of           research prompted us to position the
AIM V.I. Growth Fund Series I and Series     economic activity, expanded at an            fund for an economic recovery. This
II shares returned 31.24% and 30.88%,        annualized rate of 1.4% in the first         began in 2002 and continued in 2003, as
respectively. For the same period, the       quarter, 3.1% in the second quarter,         the economy appeared to strengthen and
fund's broad market index, the S&P           8.2% in the third quarter, and 4.0% in       corporate earnings appeared to improve.
500--Registered Trademark-- Index,           the fourth quarter of 2003. According to     It accelerated further following the end
returned 28.67%; its style-specific          Bloomberg, as of the close of the year,      of hostilities in Iraq. Our fundamental
index, the Russell 1000--Registered          approximately 64% of the companies in        research led us to allocate an
Trademark-- Growth Index, returned           the S&P 500 Index had reported               increasing portion of fund assets to
29.75%; and its peer group index, the        third-quarter earnings that exceeded         cyclical large-cap companies
Lipper Large-Cap Growth Fund Index,          analysts' expectations.                      -particularly in economically sensitive
returned 26.96%. The fund outperformed                                                    sectors, including information
the S&P 500 Index because of our heavier        For the first half of the year, the       technology, consumer discretionary, and
weighting in economically sensitive          Federal Reserve (the Fed) kept the           financials.
sectors, including the information           short-term federal funds rate at 1.25%.
technology, consumer discretionary, and      On June 25, 2003, it reduced that rate          Individual stock selection
financials sectors.                          to 1.00%, its lowest level since 1958.       contributed to overall fund performance
                                             At the time, the Fed said it favored a       for the year-even within sectors in
MARKET CONDITIONS                            more expansive monetary policy because       which we underperformed our benchmark
                                             the economy had not yet exhibited            index. We began the year underweight
As noted above, the S&P 500 Index            sustainable growth. By October, the Fed      industrials stocks relative to our
provided positive returns for the year       reported that economic expansion had         style-specific benchmark, the Russell
ended December 31, 2003. It declined at      increased and consumer spending was          1000 Growth Index. Signs of economic
the beginning of 2003, dropping to its       generally stronger, although the job         improvement caused many stocks in that
lowest level of the year on March 11,        market remained weak. The Fed's November     sector to perform well during 2003.
and then rallied. All sectors of the S&P     Beige Book report cited "reasonably          While we underperformed our benchmark
500 Index recorded gains for the year.       broad-based" economic expansion in           due to our underweight position in the
Information technology, materials, and       October and early November and noted         industrials sector, our individual
consumer discretionary were the              that in most Federal Reserve districts       industrials stocks outperformed those of
top-performing sectors while                 wages and the prices of finished goods       the benchmark. By the close of the year,
telecommunications services, consumer        and services remained fairly stable,         our exposure to the industrials sector
staples, and health care were the            retail spending increased on a               increased due to the improving
weakest-performing sectors.                  year-over-year basis, manufacturing          fundamentals across the group led by the
                                             activity increased, and residential real     continued pickup in economic activity.
   During this rally, the United States      estate activity remained strong while
and its allies took military action          commercial real estate activity was             Our increasing cyclical exposure led
against Iraq and toppled the regime of       weak.                                        us to downplay exposure in less
Saddam Hussein. The nation's gross                                                        economically sensitive sectors including
domestic product, generally                                                               consumer staples and health care.
                                                                                          Despite our underweight position

=================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
---------------------------------------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.            3.4%       1. Semiconductors                 8.2%      Total returns 12/31/02-12/31/03,
 2. Tyco International Ltd.                   2. Systems Software               7.0       excluding product issuer charges
    (Bermuda)                      3.2        3. Communications Equipment       6.7
 3. Boston Scientific Corp.        3.1        4. Pharmaceuticals                5.4       Series I Shares                  31.24%
 4. Microsoft Corp.                2.9        5. Investment Banking &                     Series II Shares                 30.88
 5. Citigroup Inc.                 2.4           Brokerage                      5.1       S&P 500 Index                    28.67
 6. Novellus Systems, Inc.         2.2        6. Health Care Equipment          4.9       (Broad Market Index)
 7. Amazon.com, Inc.               1.9        7. Diversified Commercial                   Russell 1000--Registered
 8. VERITAS Software Corp.         1.9           Services                       3.4       Trademark--Growth Index          29.75
 9. Analog Devices, Inc.           1.8        8. Industrial Conglomerates       3.2       (Style-specific Index)
10. Genentech, Inc.                1.8        9. Consumer Finance               3.0       Lipper Large-Cap Growth
                                             10. Biotechnology                  2.9       Fund Index                       26.96
                                                                                          (Peer Group Index)
                                                                                          Source: Lipper, Inc.
                                                                                          TOTAL NUMBER OF HOLDINGS*           90
                                                                                          TOTAL NET ASSETS        $402.3 million
=================================================================================================================================
*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                               AIM V.I. GROWTH FUND


in health care stocks relative to our        RESULTS OF A $10,000 INVESTMENT
benchmark, our individual health care        5/5/93-12/31/03
holdings- particularly HMO,                  Index data from 4/30/93
biotechnology, and medical device
companies-contributed positively to fund                                                         LIPPER
performance. Fortunately, there were few                                                        LARGE-CAP         AIM V.I.
individual stocks that negatively                                            RUSSELL 1000      GROWTH FUND      GROWTH FUND-
affected fund performance to any great                    S&P 500 INDEX      GROWTH INDEX         INDEX       SERIES I SHARES
extent.                                        5/5/1993       10000             10000             10000            10000
                                             12/31/1993       10807             10809             11222            11068
   Among individual holdings, Cisco and      12/31/1994       10949             11092             11130            10794
Tyco were two stocks that helped fund        12/31/1995       15058             15216             15016            14549
performance for the year. In November,       12/31/1996       18513             18734             18103            17178
Cisco announced that its revenues and        12/31/1997       24687             24446             23098            21794
earnings increased from the first            12/31/1998       31748             33909             31523            29231
quarter of fiscal 2003 to the first          12/31/1999       38425             45152             42498            39529
quarter of 2004, and that its first          12/31/2000       34928             35027             34135            31427
quarter 2004 earnings exceeded those of      12/31/2001       30780             27873             25988            20777
the fourth quarter of 2003. The              12/31/2002       23980             20101             18682            14341
company's chief executive officer said       12/31/2003       30854             26801             23719            18822
in December that his company's customers
appeared to be increasing their                                                                         Source: Lipper, Inc.
information technology spending plans.
Tyco, a long-term fund holding that we       Past performance cannot guarantee comparable future results.
believe is highly leveraged to an
improving economy, underwent a               In evaluating this chart, please note that the chart uses a logarithmic scale
significant restructuring effort over        along the vertical axis (the value scale). This means that each scale increment
the last year and a half. Despite its        always represents the same percent change in price; in a linear chart each scale
positive performance in 2003, we             increment always represents the same absolute change in price. In this example,
continue to believe the stock is             the scale increment between $5,000 and $10,000 is the same as that between
undervalued relative to its prospects.       $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better
IN CLOSING                                   illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment
We were pleased to be able to provide        to grow to very large numbers. Had the chart used a linear scale along its
shareholders with a positive total           vertical axis, you would not be able to see as clearly the movements in the
return for the year ended December 31,       value of the fund and the indexes during the fund's early years. AIM uses a
2003, by investing the bulk of fund          logarithmic scale in financial reports of funds that have more than five years
assets in seasoned and better                of performance history.
capitalized large-cap companies that
have experienced above-average growth in        Current performance may be lower or       of Russell 1000 companies with higher
earnings and that have, in our opinion,      higher than the performance data quoted.     price/book ratios and higher forecasted
excellent prospects for future growth.       Past performance cannot guarantee            growth values.
                                             comparable future results. Due to
                                             significant market volatility, results          The unmanaged Standard & Poor's
AVERAGE ANNUAL TOTAL RETURNS                 of an investment made today may differ       Composite Index of 500 Stocks (the S&P
----------------------------------------     substantially from the historical            500 Index) is an index of common stocks
As of 12/31/03                               performance shown. Please see your           frequently used as a general measure of
                                             financial advisor for more current           U.S. stock market performance.
SERIES I SHARES                              performance. Fund performance figures
  10 Years                         5.45%     are historical, and they reflect fund           Bloomberg, Inc., is a well-known
  5 Years                         -8.42      expenses, the reinvestment of                independent financial research and
  1 Year                          31.24      distributions and changes in net asset       reporting firm.
                                             value. The fund's investment return and
SERIES II SHARES*                            principal value will fluctuate, so an           A direct investment cannot be made in
  10 Years                         5.20%     investor's shares, when redeemed, may be     an index. Unless otherwise indicated,
  5 Years                         -8.65      worth more or less than their original       index results include reinvested
  1 Year                          30.88      cost.                                        dividends, and they do not reflect sales
                                                                                          charges. Performance of an index of
*Series II shares were first offered            AIM variable insurance funds are          funds reflects fund expenses;
9/19/01. Returns prior to that date are      offered through insurance company            performance of a market index does not.
hypothetical results based on the            separate accounts to fund variable
performance of Series I shares from          annuity contracts and variable life             Industry classifications used in this
12/31/93, adjusted to reflect Series II      insurance policies, and through certain      report are generally according to the
12b-1 fees. The Series I and Series II       pension or retirement plans. Performance     Global Industry Classification Standard,
shares invest in the same portfolio of       figures given represent the fund and are     which was developed by and is the
securities and will have substantially       not intended to reflect actual variable      exclusive property and a service mark of
similar performance, except to the           product values. They do not reflect          Morgan Stanley Capital International
extent that expenses borne by each class     sales charges, expenses and fees at the      Inc. and Standard & Poor's.
differ.                                      separate account level. Sales charges,
                                             expenses and fees, which are determined      A description of the policies and
                                             by the product issuers, will vary and        procedures that the Fund uses to
                                             will lower the total return.                 determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                             ABOUT INDEXES USED IN THIS REPORT            without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                             The unmanaged Lipper Large-Cap Growth        AIMinvestments.com.
                                             Fund Index represents an average of the
                                             performance of the 30 largest                ========================================
                                             large-capitalization growth funds                    PORTFOLIO MANAGEMENT TEAM
                                             tracked by Lipper, Inc., an independent                   AS OF 12/31/03
                                             mutual fund performance monitor.                           GABE BIRDSALL
                                                                                                       MONIKA H. DEGAN
                                                The unmanaged Russell 1000 Growth             LANNY H. SACHNOWITZ, LEAD MANAGER
                                             Index is a subset of the unmanaged             ASSISTED BY THE LARGE CAP GROWTH TEAM
                                             Russell 1000 Index, which represents the     ========================================
                                             performance of the stocks of
                                             large-capitalization companies. The
                                             Growth subset measures the performance

                                                                                                                         VIGRO-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.84%

ADVERTISING-0.90%

Omnicom Group Inc.                                41,500   $  3,624,195
=======================================================================

APPAREL RETAIL-1.73%

Gap, Inc. (The)                                  300,000      6,963,000
=======================================================================

APPLICATION SOFTWARE-0.60%

PeopleSoft, Inc.(a)                              105,000      2,394,000
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.91%

Franklin Resources, Inc.                          70,000      3,644,200
=======================================================================

BIOTECHNOLOGY-2.89%

Amgen Inc.(a)                                     72,500      4,480,500
-----------------------------------------------------------------------
Genentech, Inc.(a)                                76,500      7,158,105
=======================================================================
                                                             11,638,605
=======================================================================

BREWERS-0.54%

Anheuser-Busch Cos., Inc.                         41,500      2,186,220
=======================================================================

CASINOS & GAMING-0.75%

International Game Technology                     85,000      3,034,500
=======================================================================

COMMUNICATIONS EQUIPMENT-6.66%

Cisco Systems, Inc.(a)                           555,000     13,480,950
-----------------------------------------------------------------------
Corning Inc.(a)                                  270,000      2,816,100
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                        185,000      3,455,800
-----------------------------------------------------------------------
Motorola, Inc.                                   290,000      4,080,300
-----------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                700,000      2,961,000
=======================================================================
                                                             26,794,150
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.58%

Best Buy Co., Inc.                               121,500      6,347,160
=======================================================================

COMPUTER HARDWARE-2.36%

Dell Inc.(a)                                     185,000      6,282,600
-----------------------------------------------------------------------
International Business Machines Corp.             34,500      3,197,460
=======================================================================
                                                              9,480,060
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.54%

EMC Corp.(a)                                     480,000      6,201,600
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.70%

Deere & Co.                                       43,500      2,829,675
=======================================================================

CONSUMER FINANCE-2.97%

American Express Co.                             105,000      5,064,150
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

MBNA Corp.                                       160,000   $  3,976,000
-----------------------------------------------------------------------
SLM Corp.                                         77,500      2,920,200
=======================================================================
                                                             11,960,350
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.74%

Affiliated Computer Services, Inc.-Class A(a)     40,000      2,178,400
-----------------------------------------------------------------------
First Data Corp.                                  80,000      3,287,200
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   75,000      2,963,250
-----------------------------------------------------------------------
Paychex, Inc.                                     70,000      2,604,000
=======================================================================
                                                             11,032,850
=======================================================================

DEPARTMENT STORES-0.56%

Kohl's Corp.(a)                                   50,000      2,247,000
=======================================================================

DIVERSIFIED BANKS-0.78%

Wachovia Corp.                                    67,500      3,144,825
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.10%

J.P. Morgan Chase & Co.                          120,000      4,407,600
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.35%

Apollo Group, Inc.-Class A(a)                     43,500      2,958,000
-----------------------------------------------------------------------
Cendant Corp.(a)                                 310,000      6,903,700
-----------------------------------------------------------------------
H&R Block, Inc.                                   65,000      3,599,050
=======================================================================
                                                             13,460,750
=======================================================================

DRUG RETAIL-0.64%

CVS Corp.                                         71,500      2,582,580
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.28%

Agilent Technologies, Inc.(a)                    175,500      5,131,620
=======================================================================

ENVIRONMENTAL SERVICES-0.37%

Waste Management, Inc.                            50,000      1,480,000
=======================================================================

FOOTWEAR-0.81%

NIKE, Inc.-Class B                                47,500      3,251,850
=======================================================================

GENERAL MERCHANDISE STORES-1.07%

Family Dollar Stores, Inc.                        47,500      1,704,300
-----------------------------------------------------------------------
Target Corp.                                      68,000      2,611,200
=======================================================================
                                                              4,315,500
=======================================================================

HEALTH CARE EQUIPMENT-4.86%

Boston Scientific Corp.(a)                       340,000     12,498,400
-----------------------------------------------------------------------
Guidant Corp.                                     70,500      4,244,100
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                          40,000   $  2,816,000
=======================================================================
                                                             19,558,500
=======================================================================

HEALTH CARE SERVICES-0.87%

Caremark Rx, Inc.(a)                             137,500      3,482,875
=======================================================================

HEALTH CARE SUPPLIES-0.75%

Alcon, Inc. (Switzerland)                         50,000      3,027,000
=======================================================================

HOME ENTERTAINMENT SOFTWARE-1.01%

Electronic Arts Inc.(a)                           85,000      4,061,300
=======================================================================

HOME IMPROVEMENT RETAIL-1.54%

Home Depot, Inc. (The)                           175,000      6,210,750
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.63%

Starwood Hotels & Resorts Worldwide, Inc.         70,500      2,535,885
=======================================================================

HOUSEHOLD PRODUCTS-1.55%

Procter & Gamble Co. (The)                        62,500      6,242,500
=======================================================================

INDUSTRIAL CONGLOMERATES-3.19%

Tyco International Ltd. (Bermuda)                485,000     12,852,500
=======================================================================

INDUSTRIAL MACHINERY-2.00%

Danaher Corp.                                     42,500      3,899,375
-----------------------------------------------------------------------
Dover Corp.                                       57,500      2,285,625
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              27,500      1,866,700
=======================================================================
                                                              8,051,700
=======================================================================

INTERNET RETAIL-2.67%

Amazon.com, Inc.(a)                              142,500      7,501,200
-----------------------------------------------------------------------
eBay Inc.(a)                                      50,000      3,229,500
=======================================================================
                                                             10,730,700
=======================================================================

INTERNET SOFTWARE & SERVICES-1.72%

Yahoo! Inc.(a)                                   153,500      6,933,595
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.09%

Charles Schwab Corp. (The)                       277,500      3,285,600
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   70,000      6,911,100
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     80,000      6,177,600
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         70,000      4,105,500
=======================================================================
                                                             20,479,800
=======================================================================

IT CONSULTING & OTHER SERVICES-1.13%

Accenture Ltd.-Class A (Bermuda)(a)              172,500      4,540,200
=======================================================================

MANAGED HEALTH CARE-1.74%

Aetna Inc.                                        35,000      2,365,300
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           80,000      4,654,400
=======================================================================
                                                              7,019,700
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.45%

Viacom Inc.-Class B                               57,500   $  2,551,850
-----------------------------------------------------------------------
Walt Disney Co. (The)                            140,000      3,266,200
=======================================================================
                                                              5,818,050
=======================================================================

MULTI-LINE INSURANCE-1.00%

American International Group, Inc.                60,500      4,009,940
=======================================================================

OIL & GAS DRILLING-0.78%

ENSCO International Inc.                          55,000      1,494,350
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              40,000      1,660,000
=======================================================================
                                                              3,154,350
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.34%

Schlumberger Ltd. (Netherlands)                   25,000      1,368,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.41%

Citigroup Inc.                                   200,000      9,708,000
=======================================================================

PHARMACEUTICALS-5.35%

Johnson & Johnson                                 60,000      3,099,600
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 57,500      4,043,975
-----------------------------------------------------------------------
Pfizer Inc.                                      175,000      6,182,750
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        70,000      3,969,700
-----------------------------------------------------------------------
Wyeth                                            100,000      4,245,000
=======================================================================
                                                             21,541,025
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.59%

Applied Materials, Inc.(a)                        75,000      1,683,750
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        207,500      8,725,375
=======================================================================
                                                             10,409,125
=======================================================================

SEMICONDUCTORS-8.23%

Analog Devices, Inc.                             160,000      7,304,000
-----------------------------------------------------------------------
Intel Corp.                                      192,500      6,198,500
-----------------------------------------------------------------------
Linear Technology Corp.                           50,000      2,103,500
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   80,000      3,984,000
-----------------------------------------------------------------------
Microchip Technology Inc.                        136,500      4,553,640
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           265,000      2,713,600
-----------------------------------------------------------------------
Texas Instruments Inc.                           212,500      6,243,250
=======================================================================
                                                             33,100,490
=======================================================================

SOFT DRINKS-0.70%

PepsiCo, Inc.                                     60,000      2,797,200
=======================================================================

SPECIALTY CHEMICALS-0.39%

Ecolab Inc.                                       57,500      1,573,775
=======================================================================

SPECIALTY STORES-2.01%

Bed Bath & Beyond Inc.(a)                         67,500      2,926,125
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Staples, Inc.(a)                                  85,000   $  2,320,500
-----------------------------------------------------------------------
Tiffany & Co.                                     62,500      2,825,000
=======================================================================
                                                              8,071,625
=======================================================================

SYSTEMS SOFTWARE-7.01%

Computer Associates International, Inc.          227,500      6,219,850
-----------------------------------------------------------------------
Microsoft Corp.                                  430,000     11,842,200
-----------------------------------------------------------------------
Oracle Corp.(a)                                  205,000      2,706,000
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                        200,000      7,432,000
=======================================================================
                                                             28,200,050
=======================================================================
Total Common Stocks & Other Equity Interests
  (Cost $301,114,006)                                       393,630,925
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-2.18%

Liquid Assets Portfolio(b)                     4,393,449   $  4,393,449
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,393,449      4,393,449
=======================================================================
Total Money Market Funds (Cost $8,786,898)                    8,786,898
=======================================================================
TOTAL INVESTMENTS-100.02% (Cost $309,900,904)               402,417,823
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.02%)                           (81,512)
=======================================================================
NET ASSETS-100.00%                                         $402,336,311
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $301,114,006)                                  $393,630,925
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,786,898)                                 8,786,898
-------------------------------------------------------------
Foreign currencies, at value (cost $123)                  141
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    120,998
-------------------------------------------------------------
  Dividends                                           244,191
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     57,978
-------------------------------------------------------------
Other assets                                              194
=============================================================
    Total assets                                  402,841,325
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              148,464
-------------------------------------------------------------
  Deferred compensation and retirement plans           75,057
-------------------------------------------------------------
Accrued administrative services fees                  204,971
-------------------------------------------------------------
Accrued distribution fees -- Series II                  5,407
-------------------------------------------------------------
Accrued transfer agent fees                             2,303
-------------------------------------------------------------
Accrued operating expenses                             68,812
=============================================================
    Total liabilities                                 505,014
=============================================================
Net assets applicable to shares outstanding      $402,336,311
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $775,737,984
-------------------------------------------------------------
  Undistributed net investment income (loss)          (71,307)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                         (465,847,301)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                      92,516,935
=============================================================
                                                 $402,336,311
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $392,532,993
_____________________________________________________________
=============================================================
Series II                                        $  9,803,318
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           26,476,527
_____________________________________________________________
=============================================================
Series II                                             664,613
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.83
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.75
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $11,440)                                       $  2,697,002
-------------------------------------------------------------
Dividends from affiliated money market funds           76,573
-------------------------------------------------------------
    Total investment income                         2,773,575
=============================================================

EXPENSES:

Advisory fees                                       2,302,831
-------------------------------------------------------------
Administrative services fees                          813,705
-------------------------------------------------------------
Custodian fees                                         46,410
-------------------------------------------------------------
Distribution fees -- Series II                         13,372
-------------------------------------------------------------
Transfer agent fees                                    27,491
-------------------------------------------------------------
Trustees' fees                                         13,554
-------------------------------------------------------------
Other                                                  43,605
=============================================================
    Total expenses                                  3,260,968
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (1,281)
=============================================================
    Net expenses                                    3,259,687
=============================================================
Net investment income (loss)                         (486,112)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (3,934,928)
-------------------------------------------------------------
  Foreign currencies                                      382
-------------------------------------------------------------
  Option contracts written                           (264,225)
=============================================================
                                                   (4,198,771)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           102,237,180
-------------------------------------------------------------
  Foreign currencies                                     (207)
-------------------------------------------------------------
  Option contracts written                            (22,373)
=============================================================
                                                  102,214,600
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                  98,015,829
=============================================================
Net increase in net assets resulting from
  operations                                     $ 97,529,717
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (486,112)   $    (977,149)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (4,198,771)    (110,232,784)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  102,214,600      (72,796,739)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 97,529,717     (184,006,672)
===========================================================================================
Share transactions-net:
Series I                                                       (64,742,379)     (56,986,625)
-------------------------------------------------------------------------------------------
Series II                                                        5,557,072        2,733,286
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (59,185,307)     (54,253,339)
===========================================================================================
    Net increase (decrease) in net assets                       38,344,410     (238,260,011)
===========================================================================================

NET ASSETS:

  Beginning of year                                            363,991,901      602,251,912
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(71,307) and $(65,948) for 2003 and 2002,
    respectively)                                             $402,336,311    $ 363,991,901
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                              AIM V.I. GROWTH FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,211.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $813,705 of which AIM retained $93,483 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $30,300 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the

                              AIM V.I. GROWTH FUND

Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $13,372.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                                             UNREALIZED
                                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio                       $2,006,606    $100,422,677   $ 98,035,834       $    --        $4,393,449    $38,742
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio                           2,006,606     100,422,667     98,035,834            --         4,393,449     37,831
===================================================================================================================================
                                              $4,013,212    $200,845,354   $196,071,668       $    --        $8,786,898    $76,573
___________________________________________________________________________________________________________________________________
===================================================================================================================================


                                            REALIZED
FUND                                       GAIN (LOSS)
-----------------------------------------
Liquid Assets Portfolio                      $    --
-----------------------------------------
STIC Prime Portfolio                              --
=========================================
                                             $    --
_________________________________________
=========================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3 and reductions in custodian fees of $67 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $70.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,570 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                              AIM V.I. GROWTH FUND

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------
                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                        250      $    66,748
-------------------------------------------------------------
Written                               11,213        1,842,330
-------------------------------------------------------------
Closed                                (8,863)      (1,551,780)
-------------------------------------------------------------
Exercised                             (2,600)        (357,298)
=============================================================
End of year                               --      $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distribution paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments          $  84,983,653
-------------------------------------------------------------
Temporary book/tax differences                        (71,307)
-------------------------------------------------------------
Capital loss carryforward                        (458,314,019)
-------------------------------------------------------------
Shares of beneficial interest                     775,737,984
=============================================================
Total net assets                                $ 402,336,311
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales and straddle transactions. The tax-basis unrealized appreciation amount includes appreciation on foreign currencies of $17.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $  4,002,102
-----------------------------------------------------------
December 31, 2009                               325,071,012
-----------------------------------------------------------
December 31, 2010                               103,227,233
-----------------------------------------------------------
December 31, 2011                                26,013,672
===========================================================
Total capital loss carryforward                $458,314,019
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $359,166,185 and $423,786,330, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $88,603,391
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (3,619,755)
============================================================
Net unrealized appreciation of investment
  securities                                     $84,983,636
============================================================
Cost of investments for tax purposes is
  $317,434,187.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income (loss) was increased by $480,753, undistributed net realized gains (losses) decreased by $382 and shares of beneficial interest decreased by $480,371. This reclassification had no effect on the net assets of the Fund.

                              AIM V.I. GROWTH FUND

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
Sold:
  Series I                                                      5,011,173    $  64,150,735      7,814,827    $ 106,412,883
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       572,562        7,394,324        533,384        6,154,426
==========================================================================================================================
Reacquired:
  Series I                                                    (10,506,555)    (128,893,114)   (12,601,423)    (163,399,508)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (150,413)      (1,837,252)      (327,826)      (3,421,140)
==========================================================================================================================
                                                               (5,073,233)   $ (59,185,307)    (4,581,038)   $ (54,253,339)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001           2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.30       $  16.37       $  24.81       $  32.25    $  24.80
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.03)(a)      (0.03)(a)       0.03        0.01(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.55          (5.04)         (8.37)         (6.60)       8.63
===============================================================================================================================
    Total from investment operations                              3.53          (5.07)         (8.40)         (6.57)       8.64
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --          (0.04)         (0.00)      (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --             --          (0.87)      (1.13)
===============================================================================================================================
    Total distributions                                             --             --          (0.04)         (0.87)      (1.19)
===============================================================================================================================
Net asset value, end of period                                $  14.83       $  11.30       $  16.37       $  24.81    $  32.25
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  31.24%        (30.97)%       (33.86)%       (20.49)%     35.24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $392,533       $361,259       $601,648       $879,182    $704,096
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.89%(c)       0.91%          0.88%          0.83%       0.73%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.21)%        (0.17)%         0.11%       0.04%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            101%           195%           239%           162%        101%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $357,623,079.

                              AIM V.I. GROWTH FUND

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                          SEPTEMBER 19, 2001
                                                                   YEAR ENDED           (DATE SALES COMMENCED)
                                                                  DECEMBER 31,               TO DECEMBER
                                                                      2002                       2001
                                                              --------------------      ----------------------
Net asset value, beginning of period                          $11.27       $ 16.36              $14.67
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)        (0.06)(a)           (0.02)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                3.51         (5.03)               1.75
==============================================================================================================
     Total from investment operations                           3.48         (5.09)               1.73
==============================================================================================================
Less dividends from net investment income                         --            --               (0.04)
==============================================================================================================
Net asset value, end of period                                $14.75       $ 11.27              $16.36
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                30.88%       (31.11)%             11.79%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,803       $ 2,733              $  604
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets                         1.14%(c)      1.16%               1.17%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.38)%(c)    (0.46)%             (0.46)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                       101%          195%                239%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $5,348,688.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                              AIM V.I. GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 14--SIGNIFICANT EVENTS


On December 9, 2003 the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of INVESCO VIF-Growth Fund ("Selling Fund"), a series of INVESCO Variable Investment Funds, Inc. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations.

  The Plan requires approval of the Selling Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                              AIM V.I. GROWTH FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.     None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,       None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital Management, Inc.
                                                    (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer);
                                                    Director and Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie        company)
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology   ACE Limited (insurance
  Trustee                                           consulting company)                                    company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business    Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd. (private   (Chairman) (registered
                                                    investment and management) and Magellan Insurance      investment company);
                                                    Company                                                Annuity and Life Re
                                                                                                           (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive      (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                                None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group,   Administaff, Discovery
  Trustee                                           Inc. (government affairs company) and Texana Timber    Global Education Fund
                                                    LP (sustainable forestry company)                      (non-profit)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                              AIM V.I. GROWTH FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                              AIM V.I. GROWTH FUND

                                                        AIM V.I. HIGH YIELD FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

        AIM V.I. HIGH YIELD FUND seeks to provide a high level of current income


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--




===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                 AIM V.I. HIGH YIELD FUND

FUND POSTS DOUBLE-DIGIT RETURNS                                                         lower-rated bonds with higher yields and
AMID REBOUND IN HIGH YIELD MARKET                                                       the potential for higher income and
                                                                                        capital appreciation. During the fiscal
For the fiscal year ended December 31,         Amid the year's low interest-rate        year, we added to the fund's CCC-rated
2003, AIM V.I. High Yield Fund Series I     environment, high yield bonds provided      bond weighting, while decreasing our
and Series II shares returned 28.04% and    investors with yields most high--quality,    weighting in BB-rated bonds.
27.89%, respectively. In comparison, the    investment-grade bonds could not match.
fund's broad market index, the Lehman       Indeed, at the start of 2003, yield            On a sector basis, we increased our
U.S. Aggregate Bond Index, returned         spreads-the difference between yields on    exposure to utilities. In 2002, the
4.10%; the fund's style-specific index,     high yield bonds and comparable maturity    utility sector was battered by
the Lehman High Yield Index, returned       Treasuries--stood at more than 800 basis    over-supply of electric generating
28.97%; and the fund's peer-group index,    points (100 basis points equals 1%). As     capacity and near-term debt maturities.
the Lipper High Yield Bond Fund Index,      the perceived risk of high yield bonds      The sector staged a comeback in 2003,
returned 26.36%. The fund's focus on        declined during the year, however, the      however, becoming one of the highest
high yield bonds helped it outperform       extra yield or spread that investors        returning sectors in the high yield
its broad market index during the year,     demand to own below investment-grade        market for the year. Our investments in
as the Lehman Aggregate is composed of      bonds narrowed to approximately 400         Mission Energy Holding, Calpine, Dynegy
investment-grade bonds which                basis points by year end.                   and Williams Cos. added significantly to
underperformed high yield bonds during                                                  fund performance during the fiscal year.
the reporting period.                          On a return basis, all credit-quality
                                            categories within the high yield market        Wireless and wireline
MARKET CONDITIONS                           posted double-digit returns for the         telecommunications and cable sectors
                                            fiscal year. However, lower-rated           also proved beneficial to the fund. In
After a few challenging years, high         tiers--such as CCC-rated bonds--provided    particular, our decision to remain with
yield bonds reversed course in 2003,        the highest returns, while BB-rated         investments in distressed cable
outperforming most fixed-income             bonds--the highest quality bonds, in the    companies such as Adelphia
investments during the fiscal year. As      high yield market--posted the lowest        Communications, Knology, and Charter
noted above, high yield bonds outpaced      returns.                                    Communications, paid off as the cable
their investment-grade counterparts by a                                                industry rebounded in 2003, and these
wide margin in 2003.                        YOUR FUND                                   investments contributed to performance
                                                                                        during the reporting period.
   For the first five months of the         During the fiscal year, we made some
year, the Federal Reserve (the Fed) kept    changes to the portfolio so we could be        Investments in lower risk assets in
the short-term federal funds rate at        more responsive to the improving high       health care, gaming and energy--while
1.25%. On June 25, 2003, it reduced that    yield market environment. Primarily, we     helping to stabilize the fund's overall
rate to 1.00%, its lowest level since       added more risk to the portfolio. While     risk profile--proved a drag on fund
1958, where it remained for the rest of     the fund's average credit quality           performance. Lower risk investments
the year.                                   remained B, we increased our exposure to    generally witnessed lower relative
                                                                                        declines in yields and therefore milder
                                                                                        capital appreciation.


====================================================================================================================================
TOP 10 ISSUERS* as of 12/31/03              TOP 10 INDUSTRIES* as of 12/31/03               FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Qwest Cap Funding, Inc.           2.5%   1. Broadcasting & Cable TV              12.4%  Total returns 12/31/02-12/31/03,
 2. Charter Communications Holdings,         2. Multi-Utilities                       7.2   excluding product issuer charges
    LLC/Charter Communications               3. Wireless Telecommunication Services   6.3
    Holdings Capital Corp.            2.1    4. Hotels, Resorts & Cruise Lines        4.0   SERIES I SHARES                   28.04%
 3. CSC Holdings, Inc.                1.7    5. Integrated Telecommunication Services 3.4   SERIES II SHARES                  27.89
 4. Adelphia Communications Corp.     1.6    6. Oil & Gas Refining & Marketing        3.2   LEHMAN U.S. AGGREGATE BOND INDEX   4.10
 5. Calpine Corp.                     1.4    7. Electric Utilities                    3.1   (Broad Market Index)
 6. PRIMEDIA Inc.                     1.3    8. Metal & Glass Containers              3.1   LEHMAN HIGH YIELD INDEX           28.97
 7. Dole Food Co., Inc.               1.3    9. Specialty Chemicals                   3.0   (Style-Specific Index)
 8. Williams Cos., Inc. (The)         1.3   10. Aerospace & Defense                   2.9   LIPPER HIGH YIELD BOND FUND INDEX 26.36
 9. Hexcel Corp.                      1.1                                                   (Peer Group Index)
10. United Rentals (North America),                                                         Source: Lipper, Inc.
    Inc.                              1.1                                                   TOTAL NUMBER OF HOLDINGS*           274
                                                                                            TOTAL NET ASSETS          $38.5 MILLION
====================================================================================================================================

                                                                                            ========================================
                                                                                                    PORTFOLIO MANAGEMENT TEAM
                                                                                                         AS OF 12/31/03
                                                                                                     PETER EHRET, CO-MANAGER
                                                                                                  CAROLYN L. GIBBS, CO-MANAGER
                                                                                               ASSISTED BY HIGH YIELD TAXABLE TEAM
                                                                                            ========================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                            AIM V.I. HIGH YIELD FUND


   While it was a strong year for high          RESULTS OF A $10,000 INVESTMENT
yield investments, a few fund holdings          5/1/98-12/31/03
detracted from performance such as Texas        Index data from 4/30/98
Petrochemicals and Constar, a packing
company. Texas Petrochemicals proved a                                                     [LINE CHART]
drag on performance as the company was
overcome by overcapacity and declining
use of a major fuel additive product                            LEHMAN U.S.                         LIPPER HIGH         AIM V.I.
that it manufactured. We sold our                                AGGREGATE         LEHMAN HIGH      YIELD BOND         HIGH YIELD
position in Texas Petrochemicals during                         BOND INDEX         YIELD INDEX      FUND INDEX        FUND-SERIES I
the year. Constar fell on intense
industry competition during the fiscal
year.                                             5/1/1998         10000            10000              10000             10000
                                                12/31/1998         10647             9817               9542              9239
   Despite repositioning the fund                6/30/1999         10501            10033               9911              9803
somewhat during the fiscal year, we want        12/31/1999         10559            10052               9999             10211
to assure shareholders our basic                 6/30/2000         10980             9930               9807              9883
philosophy remains the same. Recognizing        12/31/2000         11787             9463               9028              8270
the possibility of a down draft in any           6/30/2001         12213             9834               9040              7933
particular industry or sector, we               12/31/2001         12782             9962               8934              7858
continue to diversify the portfolio amid         6/30/2002         13267             9480               8469              7311
a broad array of sectors and industries.        12/31/2002         14093             9822               8719              7400
At the same time, we believe a large             6/30/2003         14646            11638              10091              8584
cross section of holdings also helps            12/31/2003         14671            12668              11017              9473
limit issuer-specific risk.

IN CLOSING                                                                                                 Source: Lipper, Inc.

Given disappointing market conditions in        Past performance cannot guarantee comparable future results.
recent years, we are pleased to report a
rebound in the high yield market and to         In evaluating this chart, please note that the chart uses a logarithmic scale
provide shareholders double-digit               along the vertical axis (the value scale). This means that each scale increment
returns during the fiscal year. And we          always represents the same percent change in price; in a linear chart each scale
want to assure shareholders that we             increment always represents the same absolute change in price. In this example,
remain committed to meeting the fund's          the scale increment between $5,000 and $10,000 is the same as that between
goal of achieving a high level of               $10,000 and $20,000. In a linear chart, the latter scale increment would be
current income.                                 twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested
               ----------                       distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its
AVERAGE ANNUAL TOTAL RETURNS                    vertical axis, you would not be able to see as clearly the movements in the
----------------------------------------        value of the fund and the indexes during the fund's early years. AIM uses a
As of 12/31/03                                  logarithmic scale in financial reports of funds that have more than five years of performance history.
SERIES I SHARES
Inception (5/1/98)  -0.95%                      significant market volatility, results      include risks relating to fluctuations
  5 Years 0.50                                  of an investment made today may differ      in the value of the U.S. dollar relative
  1 Year 28.04                                  substantially from the historical           to the values of other currencies, the
                                                performance shown. Please see your          custody arrangements made for the fund's
SERIES II SHARES**                              financial advisor for more current          foreign holdings, differences in
Inception           -1.18%                      performance. Fund performance figures       accounting, political risks and the
  5 Years            0.27                       are historical, and they reflect fund       lesser degree of public information
  1 Year            27.89                       expenses, the reinvestment of               required to be provided by non-U.S.
                                                distributions and changes in net asset      companies.
                                                value. The fund's investment return and
                                                principal value will fluctuate, so an       ABOUT INDEXES USED IN THIS REPORT
**Series II shares were first offered           investor's shares, when redeemed, may be    The unmanaged Lehman U.S. Aggregate Bond
3/26/02. Returns prior to that date are         worth more or less than their original      Index, which represents the U.S.
hypothetical results based on the               cost.                                       investment-grade fixed-rate bond market
performance of Series I shares from                                                         (including government and corporate
5/1/98, adjusted to reflect Series II              AIM Variable Insurance Funds are         securities, mortgage pass-through
12b-1 fees. The Series I and Series II          offered through insurance company           securities and asset-backed securities),
shares invest in the same portfolio of          separate accounts to fund variable          is compiled by Lehman Brothers, a global
securities and will have substantially          annuity contracts and variable life         investment bank.
similar performance, except to the              insurance policies, and through certain
extent that expenses borne by each class        pension or retirement plans. Performance       The unmanaged Lipper High Yield Bond
differ.                                         figures given represent the fund and are    Fund Index represents an average of the
                                                not intended to reflect actual variable     30 largest high-yield bond funds tracked
   Current performance may be lower or          product values. They do not reflect         by Lipper, Inc., an independent mutual
higher than the performance data quoted.        sales charges, expenses and fees at the     fund performance monitor.
Past performance cannot guarantee               separate account level. Sales charges,
comparable future results. Due to               expenses and fees, which are determined        The unmanaged Lehman High Yield
                                                by the product issuers, will vary and       Index, which represents the performance
                                                will lower the total return.                of high-yield debt securities, is
                                                                                            compiled by Lehman Brothers, a global
                                                PRINCIPAL RISKS OF INVESTING IN THE FUND    investment bank.
                                                The fund invests in higher-yielding,
                                                lower-rated corporate bonds, commonly          A direct investment cannot be made in
                                                known as junk bonds, which have a           an index. Unless otherwise indicated,
                                                greater risk of price fluctuation and       index results include reinvested
                                                loss of principal and income than do        dividends, and they do not reflect sales
                                                U.S. government securities such as U.S.     charges. Performance of an index of
                                                Treasury bills, notes and bonds, for        funds reflects fund expenses;
                                                which principal and any applicable          performance of a market index does not.
                                                interest are guaranteed by the
                                                government if held to maturity.                Industry classifications used in this
                                                                                            report are generally according to the
                                                The average credit quality of the fund's    Global Industry Classification Standard,
                                                holdings as of the close of the             which was developed by and is the
                                                reporting period represents the weighted    exclusive property and a service mark of
                                                average quality rating of the securities    Morgan Stanley Capital International
                                                in the portfolio as assigned by             Inc. and Standard & Poor's.
                                                Nationally Recognized Statistical Rating
                                                Organizations based on assessment of the    A description of the policies and
                                                credit quality of the individual            procedures that the Fund uses to
                                                securities.                                 determine how to vote proxies relating
                                                                                            to portfolio securities is available
                                                   International investing presents         without charge, upon request, by calling
                                                certain risks not associated with           800-959-4246, or on the AIM Web site,
                                                investing solely in the United States.      AIMinvestments.com.
                                                These

                                                                                                                          VIHYI-AR-1


SCHEDULE OF INVESTMENTS

December 31, 2003

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-93.47%

AEROSPACE & DEFENSE-2.86%

Armor Holdings, Inc., Sr. Sub. Notes, 8.25%,
  08/15/13 (Acquired 08/06/03; Cost
  $49,168)(a)                                  $ 50,000    $    53,750
----------------------------------------------------------------------
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%,
  10/01/10 (Acquired 10/02/03; Cost
  $275,000)(a)                                  275,000        294,937
----------------------------------------------------------------------
DRS Technologies, Inc., Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 10/16/03; Cost
  $55,000)(a)                                    55,000         56,650
----------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%,
  01/15/09                                      415,000        436,787
----------------------------------------------------------------------
L-3 Communications Corp., Sr. Sub. Notes,
  6.13%, 01/15/14 (Acquired 12/16/03; Cost
  $166,867)(a)(b)                               170,000        171,275
----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                         80,000         86,400
======================================================================
                                                             1,099,799
======================================================================

AIRLINES-2.30%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                      130,000        127,075
----------------------------------------------------------------------
Delta Air Lines, Inc.,
  Series C, Medium Term Notes, 6.65%,
  03/15/04                                       60,000         60,450
----------------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09                 405,000        334,125
----------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06        105,000         96,075
----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04     265,000        267,319
======================================================================
                                                               885,044
======================================================================

APPAREL RETAIL-0.32%

Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              110,000        121,550
======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.38%

Warnaco Inc., Sr. Notes, 8.88%, 06/15/13
  (Acquired 06/05/03-07/07/03; Cost
  $86,000)(a)                                    85,000         87,975
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11       52,000         59,930
======================================================================
                                                               147,905
======================================================================

AUTO PARTS & EQUIPMENT-1.59%

Collins & Aikman Products Co., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11            25,000         24,687
----------------------------------------------------------------------
Dura Operating Corp.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  8.63%, 04/15/12                                10,000         10,600
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
AUTO PARTS & EQUIPMENT-(CONTINUED)

  Sr. Notes, 8.63%, 04/15/12 (Acquired
  10/29/03; Cost $45,000)(a)                   $ 45,000    $    47,700
----------------------------------------------------------------------
Keystone Automotive Operations Inc., Sr. Sub.
  Notes, 9.75%, 11/01/13 (Acquired 10/23/03;
  Cost $150,000)(a)(b)                          150,000        162,750
----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $70,000)(a)                                    70,000         71,050
----------------------------------------------------------------------
Tenneco Automotive Inc.,
  Series B, Sr. Sec. Second Lien Global
  Notes, 10.25%, 07/15/13                        80,000         91,400
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  11.63%, 10/15/09                              102,000        110,670
----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                       80,000         91,800
======================================================================
                                                               610,657
======================================================================

BROADCASTING & CABLE TV-10.21%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(c)                                   140,000        126,350
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)         530,000        475,675
----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12             55,000         57,062
----------------------------------------------------------------------
Avalon Cable LLC, Sr. Notes, 11.88%, 12/01/08   119,740        127,224
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Sub. Notes, 8.75%, 11/15/13 (Acquired
  11/04/03; Cost $45,000)(a)                     45,000         46,012
----------------------------------------------------------------------
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
  04/01/11(d)                                   315,000        270,900
----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 11.13%,
  01/15/11                                      535,000        492,200
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Deb., 11.20%, 11/15/07          410,000        412,050
----------------------------------------------------------------------
DIRECTV Holdings LLC/ DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                      140,000        163,100
----------------------------------------------------------------------
Granite Broadcasting Corp.,
  Sr. Sec. Notes, 9.75%, 12/01/10 (Acquired
  12/08/03-12/12/03; Cost $113,641)(a)(b)       115,000        114,712
----------------------------------------------------------------------
  Sr. Sub. Notes, 10.38%, 05/15/05               45,000         45,450
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.38%, 12/01/05         70,000         70,000
----------------------------------------------------------------------
Interep National Radio Sales, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  07/01/08                                       20,000         18,100
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Knology, Inc., Sr. Unsec. PIK Notes, 13.00%,
  11/30/09 (Acquired 04/26/00-11/14/03; Cost
  $176,200)(a)                                 $108,664    $   108,392
----------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                175,000        196,875
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   45,000         51,075
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        435,000        402,375
----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                      190,000        206,625
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09       165,000        176,962
----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                       325,000        369,687
======================================================================
                                                             3,930,826
======================================================================

BUILDING PRODUCTS-0.49%

Building Materials Corp., Sr. Unsec. Gtd.
  Notes, 8.00%, 12/01/08                        140,000        138,600
----------------------------------------------------------------------
Nortek Holdings, Inc., Sr. Disc. Notes,
  10.00%, 05/15/11 (Acquired 11/19/03; Cost
  $47,494)(a)(d)                                 70,000         51,100
======================================================================
                                                               189,700
======================================================================

CASINOS & GAMING-0.72%

Herbst Gaming, Inc.-Series B, Sr. Sec. Global
  Notes, 10.75%, 09/01/08                       150,000        170,250
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12        25,000         27,125
----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10        70,000         81,550
======================================================================
                                                               278,925
======================================================================

COMMODITY CHEMICALS-1.24%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                              260,000        287,300
----------------------------------------------------------------------
ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11           115,000        129,662
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                55,000         61,187
======================================================================
                                                               478,149
======================================================================

COMMUNICATIONS EQUIPMENT-1.23%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13       55,000         55,962
----------------------------------------------------------------------
Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                325,000        334,344
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nortel Network Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                       $ 80,000    $    81,600
======================================================================
                                                               471,906
======================================================================

CONSTRUCTION & ENGINEERING-0.29%

MasTec, Inc.-Series B, Sr. Sub. Notes, 7.75%,
  02/01/08                                       75,000         76,500
----------------------------------------------------------------------
Schuff Steel Co., Sr. Unsec. Gtd. Notes,
  10.50%, 06/01/08                               55,000         33,275
======================================================================
                                                               109,775
======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.03%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $98,997)(a)                                   100,000        112,500
----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                        255,000        285,600
======================================================================
                                                               398,100
======================================================================

CONSUMER FINANCE-0.31%

Dollar Financial Group, Inc., Sr. Gtd. Notes,
  9.75%, 11/15/11 (Acquired 11/07/03; Cost
  $115,000)(a)                                  115,000        119,600
======================================================================

DEPARTMENT STORES-0.46%

JC Penney Co. Inc., Sr. Unsec. Notes, 8.00%,
  03/01/10                                      155,000        177,862
======================================================================

DISTILLERS & VINTNERS-0.40%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       140,000        155,750
======================================================================

DIVERSIFIED CHEMICALS-0.21%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                       70,000         82,250
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.27%

United Rentals (North America), Inc.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                              150,000        169,500
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Notes, 10.75%,
  04/15/08                                       70,000         79,100
----------------------------------------------------------------------
  Sr. Sub. Notes, 7.75%, 11/15/13 (Acquired
  10/28/03; Cost $170,000)(a)                   170,000        175,950
----------------------------------------------------------------------
Wackenhut Corrections Corp., Sr. Unsec.
  Global Notes, 8.25%, 07/15/13                  60,000         64,200
======================================================================
                                                               488,750
======================================================================

DIVERSIFIED METALS & MINING-0.12%

Massey Energy Co., Sr. Notes, 6.63%, 11/15/10
  (Acquired 11/05/03; Cost $45,000)(a)           45,000         46,575
======================================================================

DRUG RETAIL-1.09%

Rite Aid Corp.,
  Sr. Global Notes, 9.25%, 06/01/13             315,000        347,287
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
DRUG RETAIL-(CONTINUED)

  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07     $ 70,000    $    71,575
======================================================================
                                                               418,862
======================================================================

ELECTRIC UTILITIES-3.12%

CMS Energy Corp.,
  Sr. Notes, 7.75%, 08/01/10 (Acquired
  07/09/03; Cost $29,600)(a)                     30,000         31,687
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08      230,000        251,275
----------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired 08/01/03; Cost
  $119,060)(a)                                  120,000        138,900
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12       45,000         45,450
----------------------------------------------------------------------
Edison Mission Energy, Sr. Unsec. Global
  Notes, 10.00%, 08/15/08                       160,000        168,200
----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%, 01/15/14     100,568        100,647
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                       200,000        197,750
----------------------------------------------------------------------
Orion Power Holdings, Inc., Sr. Unsec. Global
  Notes, 12.00%, 05/01/10                        65,000         80,275
----------------------------------------------------------------------
PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 06/27/03; Cost $175,000)(a)         175,000        189,359
======================================================================
                                                             1,203,543
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.88%

General Cable Corp., Sr. Notes, 9.50%,
  11/15/10 (Acquired 11/18/03; Cost
  $20,000)(a)                                    20,000         21,450
----------------------------------------------------------------------
Midwest Generation LLC-Series B, Global
  Asset-Backed Pass Through Ctfs., 8.56%,
  01/02/16                                      230,000        240,925
----------------------------------------------------------------------
Thomas & Betts Corp., Sr. Unsec. Notes,
  7.25%, 06/01/13                                75,000         77,250
======================================================================
                                                               339,625
======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.37%

Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                       120,000        141,000
======================================================================

ENVIRONMENTAL SERVICES-0.69%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Sub. Global Notes, 8.50%,
  12/01/08                                      240,000        267,600
======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.47%

IMC Global Inc., Sr. Notes, 10.88%, 08/01/13
  (Acquired 07/18/03-08/19/03; Cost
  $161,632)(a)                                  165,000        181,500
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

FOOD DISTRIBUTORS-0.09%

Pinnacle Foods Holding Corp., Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $35,000)(a)                                  $ 35,000    $    35,875
======================================================================

FOOD RETAIL-0.54%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                 115,000        125,062
----------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001, Class A-1,
  Gtd. Asset-Backed Pass Through Cfts.,
  7.82%, 01/02/20                                80,387         81,593
======================================================================
                                                               206,655
======================================================================

FOREST PRODUCTS-0.09%

Millar Western Forest Products Ltd. (Canada),
  Sr. Notes, 7.75%, 11/15/13 (Acquired
  11/20/03; Cost $35,000)(a)                     35,000         36,225
======================================================================

GAS UTILITIES-0.95%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13              45,000         47,187
----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08       75,000         78,094
----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                         35,000         39,506
----------------------------------------------------------------------
Suburban Propane Partners L.P./Suburban
  Energy Finance Corp., Sr. Notes, 6.88%,
  12/15/13 (Acquired 12/18/03; Cost
  $200,000)(a)(b)                               200,000        202,000
======================================================================
                                                               366,787
======================================================================

GENERAL MERCHANDISE STORES-0.57%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        218,925
======================================================================

HEALTH CARE DISTRIBUTORS-0.67%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                 210,000        226,800
----------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $30,000)(a)                     30,000         31,575
======================================================================
                                                               258,375
======================================================================

HEALTH CARE EQUIPMENT-1.18%

Medex, Inc., Sr. Sub. Notes, 8.88%, 05/15/13
  (Acquired 05/14/03-06/26/03; Cost
  $201,600)(a)                                  195,000        210,600
----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                        70,000         77,175
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        166,500
======================================================================
                                                               454,275
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

HEALTH CARE FACILITIES-1.65%

Ardent Health Services, LLC, Sr. Sub. Notes,
  10.00%, 08/15/13 (Acquired 08/07/03; Cost
  $50,000)(a)                                  $ 50,000    $    54,750
----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Notes,
  8.00%, 10/15/13 (Acquired 10/23/03; Cost
  $55,000)(a)                                    55,000         57,200
----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09            50,000         57,000
----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13 (Acquired 11/06/03; Cost
  $235,000)(a)                                  235,000        237,056
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                      200,000        228,000
======================================================================
                                                               634,006
======================================================================

HEALTH CARE SERVICES-0.25%

Quintiles Transnational Corp., Sr. Sub.
  Notes, 10.00%, 10/01/13 (Acquired 09/12/03;
  Cost $90,000)(a)                               90,000         97,650
======================================================================

HEALTH CARE SUPPLIES-1.18%

DJ Orthopedics LLC/DJ Orthopedics Capital
  Corp., Sr. Unsec. Gtd. Sub. Notes, 12.63%,
  06/15/09                                      165,000        184,387
----------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12     252,000        271,530
======================================================================
                                                               455,917
======================================================================

HOME FURNISHINGS-1.21%

Interface, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 9.50%, 11/15/05                    55,000         53,625
----------------------------------------------------------------------
Norcraft Cos., L.P./Norcraft Finance Corp.,
  Sr. Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/10/03; Cost $150,000)(a)(b)                150,000        161,250
----------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        240,000        250,200
======================================================================
                                                               465,075
======================================================================

HOMEBUILDING-1.48%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 8.38%, 04/15/12                 180,000        199,350
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                 125,000        135,625
----------------------------------------------------------------------
WCI Communities, Inc.,
  Sr. Sub. Notes, 7.88%, 10/01/13 (Acquired
  09/24/03; Cost $40,000)(a)                     40,000         42,400
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 10.63%,
  02/15/11                                      170,000        192,525
======================================================================
                                                               569,900
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

HOTELS, RESORTS & CRUISE LINES-3.98%

Gaylord Entertainment Co., Sr. Notes, 8.00%,
  11/15/13 (Acquired 10/28/03; Cost
  $25,000)(a)                                  $ 25,000    $    26,437
----------------------------------------------------------------------
Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        112,500
----------------------------------------------------------------------
HMH Properties Inc.-Series B, Sr. Sec. Gtd.
  Notes, 7.88%, 08/01/08                        210,000        219,187
----------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Notes, 7.50%, 10/15/13 (Acquired
  10/01/03; Cost $80,000)(a)                     80,000         83,200
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                      255,000        283,688
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                      150,000        164,250
----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                               120,000        132,600
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Notes, 8.00%, 05/15/10              70,000         76,650
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                      200,000        228,000
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12        185,000        208,125
======================================================================
                                                             1,534,637
======================================================================

HOUSEWARES & SPECIALTIES-0.58%

Jarden Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.75%, 05/01/12                        200,000        221,500
======================================================================

INDUSTRIAL CONGLOMERATES-0.53%

TD Funding Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.38%, 07/15/11                         40,000         42,600
----------------------------------------------------------------------
Tyco International Group S.A. (Luxembourg),
  Series A, Sr. Unsec. Gtd. Conv. Putable
  Notes, 2.75%, 01/15/08 (Acquired 01/07/03;
  Cost $59,000)(a)                               59,000         75,594
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Unsub. Conv.
  Putable Deb., 3.13%, 01/15/15 (Acquired
  01/07/03; Cost $64,000)(a)                     64,000         87,840
======================================================================
                                                               206,034
======================================================================

INDUSTRIAL MACHINERY-1.60%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      210,000        214,725
----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12           135,000        153,225
----------------------------------------------------------------------
Wolverine Tube, Inc.,
  Sr. Notes, 7.38%, 08/01/08 (Acquired
  03/18/03-10/20/03; Cost $158,119)(a)          175,000        162,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  04/01/09                                       85,000         87,125
======================================================================
                                                               617,825
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

INTEGRATED OIL & GAS-1.57%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                       $410,000    $   399,750
----------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                               185,000        203,500
======================================================================
                                                               603,250
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.39%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                      125,000        123,125
----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      150,000        165,000
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        55,000         60,500
----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                               345,000        343,275
----------------------------------------------------------------------
  7.25%, 02/15/11                               625,000        615,625
======================================================================
                                                             1,307,525
======================================================================

LEISURE FACILITIES-1.05%

Six Flags, Inc.,
  Sr. Notes, 9.63%, 06/01/14 (Acquired
  12/02/03-12/10/03; Cost $168,888)(a)          165,000        173,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.75%, 06/15/07             140,000        147,525
----------------------------------------------------------------------
Universal City Development Partners, Sr.
  Notes, 11.75%, 04/01/10 (Acquired 03/21/03;
  Cost $69,184)(a)                               70,000         82,600
======================================================================
                                                               403,375
======================================================================

LIFE & HEALTH INSURANCE-0.13%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)           50,000         49,591
======================================================================

MARINE-0.45%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                 125,000        134,219
----------------------------------------------------------------------
Stena A.B. (Sweden), Sr. Unsec. Global Notes,
  9.63%, 12/01/12                                35,000         39,550
======================================================================
                                                               173,769
======================================================================

METAL & GLASS CONTAINERS-3.09%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                65,000         65,650
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                       120,000        139,200
----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                               50,000         41,250
----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Global Notes, 9.50%, 03/01/11            120,000        136,200
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
METAL & GLASS CONTAINERS-(CONTINUED)

Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                       $150,000    $   165,750
----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                45,000         48,488
----------------------------------------------------------------------
  8.75%, 11/15/12                               100,000        111,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                       70,000         75,425
----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                      110,000        112,750
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                 85,000         94,775
----------------------------------------------------------------------
Pliant Corp., Sr. Sec. Second Lien Global
  Notes, 11.13%, 09/01/09                       150,000        163,125
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                          5,000          5,500
----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Notes, 10.88%,
  07/15/10 (Acquired 07/15/03; Cost
  $30,000)(a)                                    30,000         31,350
======================================================================
                                                             1,191,213
======================================================================

MOVIES & ENTERTAINMENT-0.77%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        135,000        142,425
----------------------------------------------------------------------
Imax Corp. (Canada), Sr. Unsec. Gtd. Notes,
  9.63%, 12/01/10 (Acquired 11/19/03; Cost
  $100,400)(a)                                  100,000        105,750
----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11 (Acquired 11/04/03;
  Cost $44,393)(a)                               45,000         48,544
======================================================================
                                                               296,719
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.44%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03; Cost
  $60,000)(a)                                    60,000         67,350
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.50%, 11/01/07        195,000        198,900
----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                               211,516        229,495
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08        165,000        131,588
----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-11/07/03; Cost $308,950)(a)          315,000        305,550
----------------------------------------------------------------------
  Sr. Unsec. Conv. Putable Notes, 4.00%,
  12/26/04                                       80,000         78,600
----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05             180,000        174,150
----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06 (Acquired
  04/04/03-07/10/03; Cost $214,950)(b)(c)       285,000        244,388
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

NRG Energy, Inc., Sr. Sec. Second Priority
  Notes, 8.00%, 12/15/13 (Acquired 12/17/03;
  Cost $190,000)(a)(b)                         $190,000    $   200,688
----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LCC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Cfts., 9.24%, 07/02/17                 65,708         69,650
----------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Notes,
  9.25%, 07/15/10 (Acquired 06/26/03; Cost
  $130,000)(a)                                  130,000        139,750
----------------------------------------------------------------------
  9.50%, 07/15/13 (Acquired
  06/26/03-09/16/03; Cost $119,538)(a)          130,000        139,750
----------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                        345,000        368,288
----------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                    115,000        130,813
======================================================================
                                                             2,478,960
======================================================================

OFFICE ELECTRONICS-0.76%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                      270,000        292,950
======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                  50,000         55,250
----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 8.63%, 12/15/10                     45,000         46,125
----------------------------------------------------------------------
  Sub. Disc. Notes, 11.60%, 03/31/07(e)          45,000         33,413
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                               200,000        218,000
======================================================================
                                                               352,788
======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.17%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                       230,000        270,250
----------------------------------------------------------------------
El Paso CGP Co.,
  Sr. Unsec. Notes, 6.20%, 05/15/04             110,000        110,825
----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/10                  70,000         66,500
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-(CONTINUED)

El Paso Production Holding Co., Sr. Unsec.
  Gtd. Notes, 7.75%, 06/01/13 (Acquired
  05/20/03-11/24/03; Cost $244,700)(a)         $255,000    $   254,681
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              200,000        227,500
----------------------------------------------------------------------
GulfTerra Energy Partners, L.P.
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                         54,000         61,020
----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.25%, 06/01/10      130,000        136,825
----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                  90,000         92,925
======================================================================
                                                             1,220,526
======================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.06%


Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03; Cost $45,000)(a)(b)        45,000         47,025
----------------------------------------------------------------------
Couche-Tard US L.P./Couche-Tard Finance
  Corp., Sr. Sub. Notes, 7.50%, 12/15/13
  (Acquired 12/11/03; Cost $60,000)(a)(b)        60,000         63,450
----------------------------------------------------------------------
IOS Capital, Inc., Sr. Unsec. Notes, 7.25%,
  06/30/08                                       80,000         85,500
----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired
  11/18/03-11/19/03; Cost $40,500)(a)            40,000         42,500
----------------------------------------------------------------------
Von Hoffmann Corp., Sr. Unsec. Gtd. Notes,
  10.25%, 03/15/09 (Acquired 10/07/03; Cost
  $167,600)(a)                                  160,000        170,400
======================================================================
                                                               408,875
======================================================================


PACKAGED FOODS & MEATS-1.31%


Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                               460,000        504,850
======================================================================


PAPER PACKAGING-0.41%


Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13          150,000        157,500
======================================================================


PAPER PRODUCTS-1.52%


Bowater Inc., Global Notes, 6.50%, 06/15/13     160,000        155,253
----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                        100,000        105,000
----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08        100,000        108,000
----------------------------------------------------------------------
  Sr. Notes, 8.00%, 01/15/24 (Acquired
  12/04/03; Cost $70,000)(a)(b)                  70,000         71,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                      125,000        143,750
======================================================================
                                                               583,753
======================================================================


PERSONAL PRODUCTS-0.76%


Elizabeth Arden, Inc.-Series B, Sr. Sec.
  Global Notes, 11.75%, 02/01/11                107,000        128,935
----------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10      140,000        163,800
======================================================================
                                                               292,735
======================================================================


PHARMACEUTICALS-0.75%


aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.00%, 04/01/10                       190,000        216,125
----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03;
  Cost $70,438)(a)(b)                            70,000         72,100
======================================================================
                                                               288,225
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

PUBLISHING-0.86%

Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $45,020)(a)(d)      $ 70,000    $    49,525
----------------------------------------------------------------------
Medianews Group Inc., Sr. Sub. Notes, 6.88%,
  10/01/13 (Acquired 11/20/03; Cost
  $79,306)(a)                                    80,000         81,600
----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $193,650)(a)                                  195,000        199,875
======================================================================
                                                               331,000
======================================================================

RAILROADS-1.69%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07       170,000        178,075
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                      200,000        206,000
----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                 210,000        236,775
----------------------------------------------------------------------
Westinghouse Air Brake Technologies Corp.,
  Sr. Notes, 6.88%, 07/31/13 (Acquired
  07/23/03; Cost $30,000)(a)                     30,000         31,125
======================================================================
                                                               651,975
======================================================================

REAL ESTATE-1.75%

Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07                        175,000        196,438
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13                                90,000         92,475
----------------------------------------------------------------------
  8.75%, 08/15/08                               145,000        167,475
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                 205,000        218,069
======================================================================
                                                               674,457
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.12%

LNR Property Corp., Sr. Sub. Notes, 7.25%,
  10/15/13 (Acquired 10/15/03; Cost
  $45,000)(a)                                    45,000         46,013
======================================================================

REGIONAL BANKS-0.57%

Western Financial Bank, Unsec. Sub. Deb.,
  8.88%, 08/01/07                                30,000         30,750
----------------------------------------------------------------------
  9.63%, 05/15/12                               170,000        189,975
======================================================================
                                                               220,725
======================================================================

SEMICONDUCTOR EQUIPMENT-0.10%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13                         35,000         37,625
======================================================================

SEMICONDUCTORS-0.32%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-12/18/03; Cost
  $117,813)(a)(b)                               115,000        123,050
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

SPECIALTY CHEMICALS-2.98%

Huntsman International LLC,
  Sr. Notes, 9.88%, 03/01/09 (Acquired
  04/03/03-08/20/03; Cost $72,300)(a)          $ 70,000    $    77,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.88%,
  03/01/09                                      210,000        231,000
----------------------------------------------------------------------
Huntsman LLC, Sr. Gtd. Notes, 11.63%,
  10/15/10 (Acquired 09/16/03-12/03/03; Cost
  $123,759)(a)                                  125,000        128,438
----------------------------------------------------------------------
Millennium America Inc., Sr. Notes, 9.25%,
  06/15/08 (Acquired 11/12/03; Cost
  $105,750)(a)                                  100,000        109,500
----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                        230,000        240,350
----------------------------------------------------------------------
Resolution Performance Products LLC, Sec.
  Notes, 8.00%, 12/15/09 (Acquired 12/17/03;
  Cost $190,000)(a)(b)                          190,000        195,700
----------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $35,000)(a)                                    35,000         33,775
----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Notes, 8.75%, 07/15/11 (Acquired 07/21/03;
  Cost $120,000)(a)                             120,000        132,000
======================================================================
                                                             1,147,763
======================================================================

SPECIALTY STORES-1.08%

General Nutrition Centers, Inc., Sr. Sub.
  Notes, 8.50%, 12/01/10 (Acquired 11/25/03;
  Cost $40,000)(a)                               40,000         41,200
----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Notes, 8.75%, 02/15/08                         60,000         62,100
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11           200,000        236,500
----------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                        75,000         76,688
======================================================================
                                                               416,488
======================================================================

STEEL-0.78%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                               150,000        166,875
----------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       165,000        135,300
======================================================================
                                                               302,175
======================================================================

TEXTILES-0.08%

Simmons Co., Sr. Sub. Notes, 7.88%, 01/15/14
  (Acquired 12/10/03; Cost $30,000)(a)(b)        30,000         30,450
======================================================================

TRUCKING-1.17%

Laidlaw International Inc., Sr. Notes,
  10.75%, 06/15/11 (Acquired 11/20/03; Cost
  $138,438)(a)                                  125,000        141,250
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
TRUCKING-(CONTINUED)

Quality Distribution LLC/QD Capital Corp.,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 11/15/10
  (Acquired 11/06/03; Cost $295,000)(a)(b)     $295,000    $   309,750
======================================================================
                                                               451,000
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.82%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(d)(f)                        340,000        243,100
----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(d)               74,702         67,979
----------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                               250,000        267,500
----------------------------------------------------------------------
American Tower Escrow Corp., Unsec. Disc.
  Global Notes, 17.34%, 08/01/08(e)             105,000         72,975
----------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                190,000        209,950
----------------------------------------------------------------------
Centennial Communications Corp., Sr. Sub.
  Notes, 10.75%, 12/15/08                        90,000         95,400
----------------------------------------------------------------------
Dobson Communications Corp., Sr. Notes,
  8.88%, 10/01/13 (Acquired 09/12/03; Cost
  $130,000)(a)                                  130,000        132,275
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10 (Acquired
  09/19/00-10/12/01; Cost $59,391)(b)(g)(d)     120,000         27,000
----------------------------------------------------------------------
Innova S. de R.L. (Mexico), Notes, 9.38%,
  09/19/13 (Acquired 09/12/03-12/02/03; Cost
  $242,556)(a)                                  240,000        247,500
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10 (Acquired 06/30/00-10/12/01; Cost
  $68,327)(b)(g)(d)                             130,000         18,525
----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                       240,000         38,400
----------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $20,000)(a)                                    20,000         20,940
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                        100,000        108,000
----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                                80,000         85,600
----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                        100,000        107,000
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                       235,000        233,238
----------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Disc. Notes,
  9.75%, 12/15/11 (Acquired 12/08/03; Cost
  $54,723)(a)(b)(d)                              80,000         56,600
----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(d)        48,000         36,360
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(d)        $ 90,000    $    65,700
----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                        100,000        106,000
======================================================================
                                                             2,240,042
======================================================================
  Total Bonds & Notes (Cost $33,429,118)                    36,004,281
======================================================================

                                                SHARES
STOCKS & OTHER EQUITY INTERESTS-4.30%

BROADCASTING & CABLE TV-2.23%

CSC Holdings, Inc.,
  Series H, 11.75% Pfd                            3,740        394,570
----------------------------------------------------------------------
  Series M, 11.13% Pfd                            2,500        263,750
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  04/26/00; Cost $0)(a)(b)(h)                     5,972          5,393
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(i)                              550              0
----------------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(h)                  23,051        195,477
======================================================================
                                                               859,190
======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(b)(i)             220              0
======================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.,
  Wts., expiring 05/01/09(i)                        100            525
----------------------------------------------------------------------
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(b)(i)                                 300          1,575
======================================================================
                                                                 2,100
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(i)                       300              0
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.72%

AES Trust VII - $3.00 Conv. Pfd                   6,100        279,075
======================================================================

PUBLISHING-0.81%

PRIMEDIA Inc.,
  Series D, 10.00% Pfd                            1,660        163,510
----------------------------------------------------------------------
  Series F, 9.20% Pfd                             1,550        148,025
======================================================================
                                                               311,535
======================================================================

RAILROADS-0.03%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(i)             175         10,341
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.50%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd                                                93    $    29,784
----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03; Cost $5,591)(a)(b)(i)         105         14,411
----------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(b)(i)             500            126
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(b)(i)                       100              0
----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(b)(i)                                  240              0
----------------------------------------------------------------------
SpectraSite, Inc.(h)                              4,276        148,597
----------------------------------------------------------------------
UbiquiTel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(b)(i)             300              0
======================================================================
                                                               192,918
======================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,545,379)                                      1,655,159
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-0.31%

Liquid Assets Portfolio(j)                       60,062    $    60,062
----------------------------------------------------------------------
STIC Prime Portfolio(j)                          60,062         60,062
======================================================================
    Total Money Market Funds (Cost $120,124)                   120,124
======================================================================
TOTAL INVESTMENTS-98.08% (Cost $35,094,621)                 37,779,564
======================================================================
OTHER ASSETS LESS LIABILITIES-1.92%                            738,577
======================================================================
NET ASSETS-100.00%                                         $38,518,141
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $8,171,717, which represented 21.22% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $2,304,309 which represented 5.98% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g)  Defaulted security.
(h)  Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $34,974,497)  $ 37,659,440
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,124)                                     120,124
-------------------------------------------------------------
Cash                                                   16,551
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                      8,562
-------------------------------------------------------------
  Dividends and interest                              773,327
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     27,648
=============================================================
    Total assets                                   38,605,652
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                                16,557
-------------------------------------------------------------
  Fund shares reacquired                                5,556
-------------------------------------------------------------
  Deferred compensation and retirement plans           27,832
-------------------------------------------------------------
Accrued administrative services fees                   19,647
-------------------------------------------------------------
Accrued distribution fees -- Series II                    719
-------------------------------------------------------------
Accrued transfer agent fees                               409
-------------------------------------------------------------
Accrued operating expenses                             16,791
=============================================================
    Total liabilities                                  87,511
=============================================================
Net assets applicable to shares outstanding      $ 38,518,141
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 50,277,164
-------------------------------------------------------------
  Undistributed net investment income               2,757,882
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                         (17,201,848)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                      2,684,943
=============================================================
                                                 $ 38,518,141
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 37,267,082
_____________________________________________________________
=============================================================
Series II                                        $  1,251,059
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,241,751
_____________________________________________________________
=============================================================
Series II                                             210,094
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.97
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                          $3,054,166
------------------------------------------------------------
Dividends                                            105,132
------------------------------------------------------------
Dividends from affiliated money market funds          17,164
============================================================
    Total investment income                        3,176,462
============================================================

EXPENSES:

Advisory fees                                        203,923
------------------------------------------------------------
Administrative services fees                         116,171
------------------------------------------------------------
Custodian fees                                        20,102
------------------------------------------------------------
Distribution fees -- Series II                         1,437
------------------------------------------------------------
Transfer agent fees                                    5,619
------------------------------------------------------------
Trustees' fees                                         8,804
------------------------------------------------------------
Professional fees                                     22,265
------------------------------------------------------------
Other                                                 14,638
============================================================
    Total expenses                                   392,959
============================================================
Less: Fees waived and expense offset
  arrangements                                          (620)
============================================================
    Net expenses                                     392,339
============================================================
Net investment income                              2,784,123
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         690,170
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            4,478,128
============================================================
Net gain from investment securities                5,168,298
============================================================
Net increase in net assets resulting from
  operations                                      $7,952,421
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,784,123    $ 2,730,208
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             690,170     (8,153,576)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  4,478,128      3,638,095
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 7,952,421     (1,785,273)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,487,542)            --
----------------------------------------------------------------------------------------
  Series II                                                       (82,493)            --
========================================================================================
Decrease in net assets resulting from distributions            (2,570,035)            --
========================================================================================
Share transactions-net:
  Series I                                                      6,969,192     (2,028,474)
----------------------------------------------------------------------------------------
  Series II                                                     1,040,595        141,011
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         8,009,787     (1,887,463)
========================================================================================
    Net increase (decrease) in net assets                      13,392,173     (3,672,736)
========================================================================================

NET ASSETS:

  Beginning of year                                            25,125,968     28,798,704
========================================================================================
  End of year (including undistributed net investment income of $2,757,882 and $2,543,233 for 2003 and 2002,
    respectively)                                             $38,518,141    $25,125,968
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on

                            AIM V.I. HIGH YIELD FUND
     the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and /or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $318.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $116,171 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $6,812 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The

                            AIM V.I. HIGH YIELD FUND

Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,437.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                              UNREALIZED
                             MARKET VALUE    PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                          12/31/2002      AT COST        FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $  804,499    $10,612,201     $(11,356,638)        $--          $   60,062    $ 8,711        $--
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio             804,499     10,612,201      (11,356,638)         --              60,062      8,453         --
==================================================================================================================================
                              $1,608,998    $21,224,402     $(22,713,276)        $--          $  120,124    $17,164        $--
__________________________________________________________________________________________________________________________________
==================================================================================================================================


NOTE 4--EXPENSE OFFSET ARRANGEMENTS


Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $301 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $302.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                            AIM V.I. HIGH YIELD FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003        2002
---------------------------------------------------------------
Distributions paid from ordinary income   $2,570,035       $ --
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $  2,804,503
-------------------------------------------------------------
Unrealized appreciation -- investments              2,578,784
-------------------------------------------------------------
Temporary book/tax differences                        (38,622)
-------------------------------------------------------------
Capital loss carryforward                         (17,018,937)
-------------------------------------------------------------
Post-October capital loss deferral                    (84,751)
-------------------------------------------------------------
Shares of beneficial interest                      50,277,164
=============================================================
Total net assets                                 $ 38,518,141
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation, trustee retirement plan expenses and treatment of defaulted bonds.

    The Fund utilized $116,269 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   130,838
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,494
===========================================================
Total capital loss carryforward                $17,018,937
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $39,939,319 and $30,799,800, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $3,152,333
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (573,549)
============================================================
Net unrealized appreciation of investment
  securities                                      $2,578,784
____________________________________________________________
============================================================
Cost of investments for tax purposes is $35,200,780.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bond adjustments, on December 31, 2003, undistributed net investment income was increased by $561 and undistributed net realized gains (losses) decreased by $561. This reclassification had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2003                         2002
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,368,232    $13,235,321     1,454,744    $ 7,353,977
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                     794,876      4,628,346        33,073        162,657
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       421,618      2,487,541            --             --
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      14,029         82,493            --             --
====================================================================================================================
Reacquired:
  Series I                                                    (1,546,778)    (8,753,670)   (1,877,404)    (9,382,451)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (627,307)    (3,670,244)       (4,577)       (21,646)
====================================================================================================================
                                                               1,424,670    $ 8,009,787      (394,164)   $ 1,887,463)
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on March 26, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002       2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.00       $  5.31    $  6.35       $  9.02       $  8.84
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.49(a)       0.51(a)    0.70(b)       0.91          1.03(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.91         (0.82)     (1.01)        (2.64)        (0.10)
==========================================================================================================================
    Total from investment operations                             1.40         (0.31)     (0.31)        (1.73)         0.93
==========================================================================================================================
Less dividends from net investment income                       (0.43)           --      (0.73)        (0.94)        (0.75)
==========================================================================================================================
Net asset value, end of period                                $  5.97       $  5.00    $  5.31       $  6.35       $  9.02
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 28.04%        (5.84)%    (4.85)%      (19.14)%       10.52%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $37,267       $24,984    $28,799       $26,151       $25,268
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.20%(d)      1.30%      1.21%         1.13%         1.14%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.20%(d)      1.30%      1.29%         1.19%         1.42%
==========================================================================================================================
Ratio of net investment income to average net assets             8.54%(d)     10.20%     11.39%(b)     11.44%        11.07%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           101%           74%        64%           72%          127%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $32,052,840.

                            AIM V.I. HIGH YIELD FUND


                                                                          SERIES II
                                                              ---------------------------------
                                                                                 MARCH 26, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 4.99              $ 5.27
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.49(a)             0.38(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.90               (0.66)
===============================================================================================
    Total from investment operations                               1.39               (0.28)
===============================================================================================
Less dividends from net investment income                         (0.43)                 --
===============================================================================================
Net asset value, end of period                                   $ 5.95              $ 4.99
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   27.89%              (5.31)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,251              $  142
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)            1.45%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.45%(c)            1.55%(d)
===============================================================================================
Ratio of net investment income to average net assets               8.29%(c)           10.05%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          101%                 74%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $574,771.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of

                            AIM V.I. HIGH YIELD FUND

Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 13--SIGNIFICANT EVENTS


On December 9, 2003 the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of INVESCO VIF-High Yield Fund ("Selling Fund"), a series of INVESCO Variable Investment Funds, Inc. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations.

  The Fund requires approval of the Selling Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                            AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management      None
  Trustee, Chairman and                             Group Inc. (financial services holding
  President                                         company); and Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman of AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
-----------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive      None
  Trustee and Executive Vice                        Officer, A I M Management Group Inc.
  President                                         (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund
                                                    Management Company (registered broker
                                                    dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- AIM Division (parent of
                                                    AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO Funds
                                                    Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie     Badgley Funds, Inc.
  Trustee                                                                                        (registered investment
                                                    Formerly: Partner, law firm of Baker &       company)
                                                    McKenzie
-----------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates     ACE Limited (insurance
  Trustee                                           (technology consulting company)              company); and
                                                                                                 Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)
-----------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private   Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss    (Chairman) (registered
                                                    Group Ltd. (private investment and           investment company);
                                                    management) and Magellan Insurance Company   Annuity and Life Re
                                                                                                 (Holdings), Ltd.
                                                    Formerly: Director, President and Chief      (insurance company)
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated
                                                    Volvo companies
-----------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                      None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares
                                                    Corp.
-----------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First        Administaff, Discovery
  Trustee                                           Century Group, Inc. (government affairs      Global Education Fund
                                                    company) and Texana Timber LP (sustainable   (non-profit)
                                                    forestry company)
-----------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. HIGH YIELD FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis   Cortland Trust, Inc.
  Trustee                                              and Frankel LLP                              (registered investment
                                                                                                    company)
--------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of   None
  Trustee                                              the USA
--------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper        None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                      None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and    None
  Trustee                                              Operations Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
--------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary   N/A
  Senior Vice President and Chief                      and General Counsel, A I M Management
  Legal Officer                                        Group Inc. (financial services holding
                                                       company) and A I M Advisors, Inc.; Vice
                                                       President, A I M Capital Management, Inc.,
                                                       A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; and Senior Vice President
                                                       and General Counsel, Liberty Funds Group,
                                                       LLC
--------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income        N/A
  Vice President                                       Officer and Senior Investment Officer,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money      N/A
  Vice President                                       Market Research and Special Projects,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance          N/A
  Vice President                                       Officer, A I M Advisors, Inc. and A I M
                                                       Capital Management, Inc.; and Vice
                                                       President, AIM Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M     N/A
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice
                                                       President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management       N/A
  Vice President                                       Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management
                                                       Company; and Vice President, A I M
                                                       Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and    N/A
  Vice President                                       President, Chief Executive Officer and
                                                       Chief Investment Officer, A I M Capital
                                                       Management, Inc.
--------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporation.
                            AIM V.I. HIGH YIELD FUND

                                              AIM V.I. INTERNATIONAL GROWTH FUND
                                                               December 31, 2003




                                                                   ANNUAL REPORT

                                     AIM V.I. INTERNATIONAL GROWTH FUND seeks to
                                            provide long-term growth of capital.



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                       AIM V.I. INTERNATIONAL GROWTH FUND


FUND POSTS DOUBLE-DIGIT RETURNS ON                                                        dollar, Canadian dollar, euro, Swiss
STRENGTH OF INTERNATIONAL MARKETS                                                         franc and Japanese yen all appreciated
                                                                                          significantly against the U.S. dollar.
For the fiscal year ended December 31,       this backdrop, Japanese markets rose
2003, AIM V.I. International Growth Fund     sharply through the summer but sold off      YOUR FUND
Series I and Series II shares returned       late in October. Still, the MSCI Japan
29.06% and 28.60%, respectively. In          Index returned 35.91% for the fiscal         During the fiscal year, currency
comparison, the fund's broad market          year. Many emerging Asian markets also       appreciation and stock selection were
index, the MSCI EAFE Index, returned         produced positive returns for the            the primary drivers of fund performance.
38.59%; the fund's style-specific index,     reporting period after struggling            As noted above, foreign currencies
the MSCI EAFE Growth Index, returned         earlier in the year with the SARS            generally outperformed the U.S. dollar
31.99%; and the fund's peer-group index,     (severe acute respiratory syndrome)          during the fiscal year. This had a
the Lipper International Fund Index,         epidemic.                                    positive impact on fund performance as
returned 36.00%.                                                                          we do not hedge currencies. We buy
                                                European stock markets generally          securities in local currency and then
   We believe the fund lagged its            rallied during the fiscal year. However,     translate that value back into U.S.
benchmarks because the fund's investment     in its October policy meeting, the Bank      dollars for the fund.
strategy of selecting companies with         of England reported that there continued
above-average earnings growth and strong     to be a contrast between the weak euro          The fund is neither sector nor
fundamentals was out of synch with index     area economic data and more promising        country driven. Instead, portfolio
composition. Many large constituents in      business survey indicators. Indeed,          composition is a result of our bottom-up
our benchmark indexes, which performed       annualized euro zone gross domestic          stock selection strategy. That said, in
strongly during much of the year, simply     product (GDP) declined by 0.1% in the        Asia our exposure to South Korea, Taiwan
did not fit our earnings discipline.         second quarter. German retail sales          and Japan contributed to fund
                                             (excluding car-related sales) and French     performance. Markets in South Korea and
MARKET CONDITIONS                            consumer spending on manufactured goods      Taiwan generally benefited from U.S.
                                             both fell in August.                         demand for exports, while Japanese
Amid an improving global economic                                                         markets turned in their strongest
environment, most international markets         Economic activity picked up in the        performance in years. Fund holding,
posted positive returns for the fiscal       second half of the year, with the euro       Nitto Denko-a Japanese maker of
year with emerging market stocks             zone annualized GDP rising 0.4% for the      specialty chemicals-reported a 13.2%
generally outperforming those in             third quarter. And late-year business        increase in net sales for the six-month
developed countries. Market and economic     surveys also offered promise. European       period ended September 30, 2003,
conditions, however, varied by region.       Commission Business Survey data              compared with the same period a year
                                             suggested that confidence in the             ago.
   In Asia, Japan's economy finally          manufacturing sector continued to
appeared to be showing signs of a            strengthen from September through               Stocks in Canada also contributed to
cyclical upswing. While deflationary         November.                                    fund performance. In particular, two
pressures persisted, exports have shown                                                   Canadian energy companies, Suncor Energy
healthy gains for nearly a year. Amid           On the currency front, foreign            and Petro-Canada, benefited from strong
                                             currencies generally proved stronger         oil prices, reporting increases in third
                                             than the U.S. dollar. During the             quarter net earnings compared with the
                                             reporting period, the Australian             same period last year.


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical Industries            1. Diversified Banks              12.6%     Total returns 12/31/02-12/31/03,
    Ltd.- ADR (Israel)             2.9%       2. Pharmaceuticals                 8.2      excluding product issuer charges
 2. Vodafone Group PLC                        3. Integrated Oil & Gas            7.5      Series I Shares                     29.06%
    (United Kingdom)               2.7        4. Electronic Equipment                     Series II Shares                    28.60
 3. Total S.A.-Class B (France)    2.1           Manufacturers                   6.4      MSCI EAFE Index
 4. Suncor Energy, Inc. (Canada)   1.9        5. Wireless Telecommunication               (Broad Market Index)                38.59
 5. Eni S.p.A. (Italy)             1.7           Services                        5.5      MSCI EAFE Growth Index
 6. Reckitt Benckiser PLC                     6. Food Retail                     4.1      (Style-specific Index)              31.99
    (United Kingdom)               1.7        7. Automobile Manufacturers        3.6      Lipper International Fund
 7. Imperial Tobacco Group PLC                8. Specialty Chemicals             3.2      Index (Peer Group Index)            36.00
    (United Kingdom)               1.7        9. Industrial Machinery            2.6      Source: Lipper, Inc.
 8. Tesco PLC (United Kingdom)     1.7       10. Integrated Telecommunication             TOTAL NUMBER OF HOLDINGS*             126
 9. Nitto Denko Corp. (Japan)      1.7           Services                        2.6      TOTAL NET ASSETS           $301.6 MILLION
10. Smith & Nephew PLC
    (United Kingdom)               1.6


*Excludes money market fund holdings and is based on total net assets. The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

                                                                                                  AIM V.I. INTERNATIONAL GROWTH FUND


   Select stocks in India, France and        RESULTS OF A $10,000 INVESTMENT
Germany detracted from performance. In       5/5/93-12/31/03
India, Infosys Technologies Limited-an       Index data from 4/30/93
Indian software company-witnessed a
sharp sell-off earlier in the year when                                        [LINE CHART]
management guidance disappointed the
market. While euro appreciation provided
a currency boost to French and German
holdings, stock selection proved a drag                     LIPPER            AIM V.I.
on performance. For example, during the                  INTERNATIONAL      INTERNATIONAL           MSCI
fiscal year, Aventis, a Franco-German                        FUND           GROWTH FUND-            EAFE              MSCI EAFE
pharmaceutical company, suffered from a                      INDEX         SERIES I SHARES          INDEX           GROWTH INDEX
slowing in earnings growth and generic
challenges to its allergy drug Allegra.
We sold our position in Aventis during         5/5/1993      10000             10000                10000               10000
the reporting period.                        12/31/1993      12188             11890                10811               10607
                                             12/31/1994      12098             11698                11652               11087
   On a sector basis, all sectors within     12/31/1995      13311             13716                12958               12348
the fund posted positive returns. Our        12/31/1996      15231             16468                13742               12776
overweight positions in information          12/31/1997      16335             17610                13986               13045
technology and financial stocks-two of       12/31/1998      18403             20340                16783               15942
the higher-performing sectors in the         12/31/1999      25366             31535                21308               20638
MSCI EAFE index for the fiscal               12/31/2000      21633             23202                18289               15578
year-contributed to both absolute and        12/31/2001      17451             17743                14367               11749
relative fund performance. Utility           12/31/2002      15038             14961                12077                9867
stocks contributed the least to fund         12/31/2003      20451             19309                16737               13023
performance during the fiscal year.

IN CLOSING                                                                                                Source: Lipper, Inc

After a few challenging years for            Past performance cannot guarantee comparable future results.
international markets, we are pleased to
provide shareholders double-digit            In evaluating this chart, please note that the chart uses a logarithmic scale
returns for the fiscal year. And we          along the vertical axis (the value scale). This means that each scale increment
remain committed to our investment goal      always represents the same percent change in price; in a linear chart each scale
of focusing on companies that have           increment always represents the same absolute change in price. In this example,
experienced above-average, long-term         the scale increment between $5,000 and $10,000 is the same as that between
earnings growth with strong prospects        $10,000 and $20,000. In a linear chart, the latter scale increment would be
for future growth.                           twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested
               ----------                    distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its
AVERAGE ANNUAL TOTAL RETURNS                 vertical axis, you would not be able to see as clearly the movements in the
----------------------------------------     value of the fund and the indexes during the fund's early years. AIM uses a
As of 12/31/03                               logarithmic scale in financial reports of funds that have more than five years of performance history.
SERIES I SHARES
Inception (5/5/93)                6.37%      made today may differ substantially from     performance of foreign stocks tracked by
  10 Years                        4.97       the historical performance shown. Please     Morgan Stanley Capital International.
  5 Years                        -1.03       see your financial advisor for more          The Growth portion measures performance
  1 Year                         29.06       current performance. Fund performance        of companies with higher price/earnings
                                             figures are historical, and they reflect     ratios and higher forecasted growth
SERIES II SHARES**                           fund expenses, the reinvestment of           values.
  10 Years                        4.70%      distributions and changes in net asset
  5 Years                        -1.30       value. The fund's investment return and         The unmanaged MSCI Japan Index is a
  1 Year                         28.60       principal value will fluctuate, so an        marketvalue-weighted average of the
                                             investor's shares, when redeemed, may be     performance of more than 300 securities
                                             worth more or less than their original       on the Japanese stock exchanges tracked
**Series II shares were first offered        cost.                                        by Morgan Stanley Capital International.
9/19/01. Returns prior to that date are
hypothetical results based on the               AIM Variable Insurance Funds are             A direct investment cannot be made in
performance of Series I shares from          offered through insurance company            an index. Unless otherwise indicated,
12/31/93, adjusted to reflect Series II      separate accounts to fund variable           index results include reinvested
12b-1 fees. The Series I and Series II       annuity contracts and variable life          dividends, and they do not reflect sales
shares invest in the same portfolio of       insurance policies, and through certain      charges. Performance of an index of
securities and will have substantially       pension or retirement plans. Performance     funds reflects fund expenses;
similar performance, except to the           figures given represent the fund and are     performance of a market index does not.
extent that expenses borne by each class     not intended to reflect actual variable
differ.                                      product values. They do not reflect             Industry classifications used in this
                                             sales charges, expenses and fees at the      report are generally according to the
   Current performance may be lower or       separate account level. Sales charges,       Global Industry Classification Standard,
higher than the performance data quoted.     expenses and fees, which are determined      which was developed by and is the
Past performance cannot guarantee            by the product issuers, will vary and        exclusive property and a service mark of
comparable future results. Due to            will lower the total return.                 Morgan Stanley Capital International
significant market volatility, results                                                    Inc. and Standard & Poor's.
of an investment                             PRINCIPAL RISKS OF INVESTING IN THE FUND
                                                                                          A description of the policies and
                                             International investing presents certain     procedures that the Fund uses to
                                             risks not associated with investing          determine how to vote proxies relating
                                             solely in the United States. These           to portfolio securities is available
                                             include risks relating to fluctuations       without charge, upon request, by calling
                                             in the value of the U.S. dollar relative     800-959-4246, or on the AIM Web site,
                                             to the values of other currencies, the       AIMinvestments.com.
                                             custody arrangements made for the fund's
                                             foreign holdings, differences in
                                             accounting, political risks and the                  PORTFOLIO MANAGEMENT TEAM
                                             lesser degree of public information                       AS OF 12/31/03
                                             required to be provided by non-U.S.                         SHUXIN CAO
                                             companies.                                                JASON T. HOLZER
                                                                                                CLAS G. OLSSON, LEAD MANAGER
                                             ABOUT INDEXES USED IN THIS REPORT                 BARRETT K. SIDES, LEAD MANAGER
                                                                                              ASSISTED BY ASIA PACIFIC TEAM AND
                                             The unmanaged Lipper International Fund                 EUROPE/CANADA TEAM
                                             Index represents an average of the 30
                                             largest international funds tracked by
                                             Lipper, Inc., an independent mutual fund
                                             performance monitor, and is considered
                                             representative of international stocks.

                                                The unmanaged MSCI Europe,
                                             Australasia and the Far East (the
                                             EAFE--Registered Trademark--) Growth
                                             Index is a subset of the unmanaged MSCI
                                             EAFE--Registered Trademark--, which
                                             represents the

                                                                                                                          VIIGR-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS-97.75%

AUSTRALIA-1.36%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         266,900   $  2,446,152
------------------------------------------------------------------------
BlueScope Steel Ltd. (Steel)                      255,060      1,073,894
------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03; Cost
  $280,650)(a)                                    241,600        595,802
========================================================================
                                                               4,115,848
========================================================================

AUSTRIA-0.49%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                         11,900      1,466,514
========================================================================

BRAZIL-0.68%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        65,500      1,670,905
------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Aerospace & Defense)(b)                11,000        385,330
========================================================================
                                                               2,056,235
========================================================================

CANADA-6.93%

Canadian National Railway Co. (Railroads)          41,700      2,638,426
------------------------------------------------------------------------
CP Railway Ltd. (Railroads)                        54,900      1,549,569
------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  1/12/2001-10/15/2001; Cost $2,730,271)(a)        85,800      4,422,407
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       82,200      2,654,375
------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                65,500      3,230,019
------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(a)(b)(c)(d)                            25,000        578,318
------------------------------------------------------------------------
Shoppers Drug Mart Inc. (Drug Retail)(b)           11,300        261,400
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        222,600      5,582,176
========================================================================
                                                              20,916,690
========================================================================

DENMARK-0.75%

A P Moller-Maersk A.S. (Marine)                       315      2,268,083
========================================================================

FRANCE-8.21%

BNP Paribas S.A. (Diversified Banks)               50,530      3,172,999
------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)                                        45,000      1,569,104
------------------------------------------------------------------------
Carrefour S.A. (Hypermarkets & Super Centers)      24,200      1,324,800
------------------------------------------------------------------------
Lagardere S.C.A. (Publishing)(b)                   36,000      2,072,667
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         31,297      3,470,333
------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)            51,600      3,550,448
------------------------------------------------------------------------
Societe Generale (Diversified Banks)               37,600      3,310,793
------------------------------------------------------------------------
Total S.A.-Class B (Integrated Oil & Gas)          34,005      6,305,019
========================================================================
                                                              24,776,163
========================================================================

GERMANY-3.53%

Continental A.G. (Tires & Rubber)                  63,600      2,405,673
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

GERMANY-(CONTINUED)

Deutsche Telekom A.G. (Integrated
  Telecommunications Services)(b)                 129,425   $  2,362,282
------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super Centers)(b)       37,100      1,631,050
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(a)                                   11,379      2,003,910
------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)         28,050      2,240,540
========================================================================
                                                              10,643,455
========================================================================

HONG KONG-2.08%

Cathay Pacific Airways Ltd. (Airlines)            839,000      1,594,009
------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       151,000      1,201,021
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      33,300      1,329,336
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)                                  170,000      1,253,607
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       110,000        910,338
========================================================================
                                                               6,288,311
========================================================================

HUNGARY-0.75%

OTP Bank Rt. (Diversified Banks)                  177,300      2,265,098
========================================================================

INDIA-1.96%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     35,264        498,024
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)                                  33,320      4,063,178
------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufactures)(b)                                163,500      1,348,494
========================================================================
                                                               5,909,696
========================================================================

INDONESIA-0.00%

PT Lippo Bank Tbk (Diversified Banks)(b)          228,137         12,189
========================================================================

IRELAND-1.72%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                          224,000      3,524,938
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 13,100      1,649,497
========================================================================
                                                               5,174,435
========================================================================

ISRAEL-2.91%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               154,800      8,778,708
========================================================================

ITALY-5.22%

Banca Intesa S.p.A. (Diversified Banks)           780,600      3,043,942
------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                             146,000      2,464,629
------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 278,800      5,246,510
------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(b)      324,500      3,845,136
------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ITALY-(CONTINUED)

San Paolo-IMI S.p.A. (Diversified Banks)(b)        87,700   $  1,140,686
========================================================================
                                                              15,740,903
========================================================================

JAPAN-17.31%

Canon Inc. (Office Electronics)                    72,000      3,346,498
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd. (Homebuilding)     105,000      1,114,940
------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                  44,400      2,655,067
------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        24,000        773,472
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment Manufacturers)                         18,000      2,062,221
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)                                   48,700      4,463,562
------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   132,000      2,944,672
------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)                                           350      2,001,677
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                   16,800      3,534,948
------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)                                   31,400      2,992,008
------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                  299,100      3,410,007
------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)            94,900      5,038,469
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                 36,000      1,307,750
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)               84,000      1,654,806
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(b)      118,000        600,112
------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)                                       38,000      1,550,298
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(b)                12,000      1,491,058
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                85,900      3,400,475
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      71,400      2,407,489
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)            80,300      2,150,359
------------------------------------------------------------------------
Yamaha Corp. (Leisure Products)                    41,400        811,727
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                80,400      2,493,778
========================================================================
                                                              52,205,393
========================================================================

MEXICO-2.11%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           106,736      2,918,162
------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Diversified Banks)(b)                1,782,200      1,523,519
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Hypermarkets & Super Centers)                  714,500      1,911,908
========================================================================
                                                               6,353,589
========================================================================

NETHERLANDS-2.18%

ABN AMRO Holding N.V. (Diversified Banks)          70,800      1,652,050
------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              162,300      2,394,764
------------------------------------------------------------------------
James Hardie Industries N.V. (Netherlands)
  (Construction Materials)                        131,500        680,214
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           63,800      1,857,881
========================================================================
                                                               6,584,909
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NORWAY-1.20%

Telenor A.S.A. (Integrated Telecommunication
  Services)                                       553,200   $  3,606,853
========================================================================

SINGAPORE-1.62%

DBS Group Holdings Ltd. (Diversified
  Banks)(b)                                       168,000      1,454,374
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial Conglomerates)      355,000      1,275,286
------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(b)             172,000      1,134,478
------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified Banks)     132,001      1,026,126
========================================================================
                                                               4,890,264
========================================================================

SOUTH KOREA-1.79%

Hana Bank (Diversified Banks)                      65,900      1,215,765
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         11,100      4,197,987
========================================================================
                                                               5,413,752
========================================================================

SPAIN-1.84%

Banco Popular Espanol S.A. (Diversified
  Banks)                                           55,360      3,293,846
------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)           115,400      2,244,199
========================================================================
                                                               5,538,045
========================================================================

SWEDEN-4.39%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                       59,000      2,106,997
------------------------------------------------------------------------
Autoliv, Inc.-SDR (Auto Parts & Equipment)         58,200      2,203,536
------------------------------------------------------------------------
ForeningsSparbanken A.B. (Diversified
  Banks)(b)                                       124,400      2,441,245
------------------------------------------------------------------------
SKF AB-Class B (Industrial Machinery)(b)           40,900      1,576,895
------------------------------------------------------------------------
Tele2 A.B.-Class B (Integrated
  Telecommunication Services)(b)                   32,900      1,752,112
------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B.
  (Communications Equipment)                      790,600      1,414,429
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)                        57,000      1,739,130
========================================================================
                                                              13,234,344
========================================================================

SWITZERLAND-4.79%

Credit Suisse Group (Diversified Capital
  Markets)(b)                                     100,387      3,662,135
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)                4,900      1,220,655
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               17,700      1,780,131
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       29,025      1,949,196
------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care
  Equipment)(b)                                     1,700      1,677,523
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)             60,700      4,144,865
========================================================================
                                                              14,434,505
========================================================================

TAIWAN-3.07%

Compal Electronics Inc. (Computer Hardware)     1,050,000      1,437,721
------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates) (Acquired 11/12/99-11/15/99;
  Cost $230,553)(a)(c)(d)                          20,701        106,610
------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates)                                   34,464        177,490
------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TAIWAN-(CONTINUED)

Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment Manufacturers)            494,000   $  1,941,961
------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)                     96,000        901,767
------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)          499,000      1,226,929
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       338,040      3,461,530
========================================================================
                                                               9,254,008
========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(b)                                        32,800         44,700
========================================================================

UNITED KINGDOM-20.85%

AstraZeneca PLC (Pharmaceuticals)                  77,875      3,726,428
------------------------------------------------------------------------
Barclays PLC (Diversified Banks)                  367,700      3,271,153
------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                      701,200      2,641,704
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 104,500      1,891,969
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              137,200      1,751,540
------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)              76,400      1,746,076
------------------------------------------------------------------------
GUS PLC (Catalog Retail)(b)                       283,620      3,917,031
------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)          66,200      1,838,012
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              262,700      5,159,559
------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)          294,237      1,463,128
------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                           59,490      1,551,865
------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(b)                                  1,399,600      1,924,219
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                         727,275      2,934,722
------------------------------------------------------------------------
Next PLC (Department Stores)                      185,650      3,722,499
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        232,250      5,241,585
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(b)                            121,100      1,173,015
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         563,875      4,724,403
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Tesco PLC (Food Retail)                         1,097,511   $  5,050,884
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       39,000        889,929
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,344,650      8,271,044
========================================================================
                                                              62,890,765
========================================================================
    Total Foreign Stocks (Cost $224,154,386)                 294,863,455
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(e)(f)        INR                            187,000            263
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.26%

Liquid Assets Portfolio(g)                      3,403,797      3,403,797
------------------------------------------------------------------------
STIC Prime Portfolio(g)                         3,403,797      3,403,797
========================================================================
    Total Money Market Funds (Cost
      $6,807,594)                                              6,807,594
========================================================================
TOTAL INVESTMENTS-100.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $230,959,831)                301,671,312
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.70%

Liquid Assets Portfolio(g)(h)                  13,119,765     13,119,765
------------------------------------------------------------------------
STIC Prime Portfolio(g)(h)                     13,119,764     13,119,764
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $26,239,529)                                      26,239,529
========================================================================
TOTAL INVESTMENTS-108.71% (Cost
  $257,201,509)(i)                                           327,910,841
========================================================================
OTHER ASSETS LESS LIABILITIES-(8.71%)                        (26,259,239)
========================================================================
NET ASSETS-100.00%                                          $301,651,602
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
INR  - Indian Rupee

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $7,707,047, which represented 2.55% of the Fund's net assets .
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $684,928 which represented 0.23% of the Fund's net assets.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Hindustan Lever Ltd. security was received through a corporate action.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.
(i) Companhia Vale Do Rio Doce security was received through a Corporate action with no cost basis and as of 12/31/03 it has no market value.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $224,154,386)*                                $ 294,863,718
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $33,047,123)                               33,047,123
-------------------------------------------------------------
Foreign currencies, at value (cost $3,108,585)      3,142,268
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    237,319
-------------------------------------------------------------
  Dividends and interest                              381,875
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     53,150
-------------------------------------------------------------
Other assets                                              205
=============================================================
    Total assets                                  331,725,658
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,251,035
-------------------------------------------------------------
  Fund shares reacquired                            1,312,134
-------------------------------------------------------------
  Deferred compensation and retirement plans           64,909
-------------------------------------------------------------
  Collateral upon return of securities loaned      26,239,529
-------------------------------------------------------------
Accrued administrative services fees                  148,142
-------------------------------------------------------------
Accrued distribution fees -- Series II                  6,239
-------------------------------------------------------------
Accrued transfer agent fees                               575
-------------------------------------------------------------
Accrued operating expenses                             51,493
-------------------------------------------------------------
    Total liabilities                              30,074,056
=============================================================
Net assets applicable to shares outstanding     $ 301,651,602
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                 $ 336,683,661
-------------------------------------------------------------
  Undistributed net investment income               2,059,227
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and futures contracts                        (107,826,438)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and foreign
    currency contracts                             70,735,152
=============================================================
                                                $ 301,651,602
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 290,680,002
_____________________________________________________________
=============================================================
Series II                                       $  10,971,600
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           18,123,918
_____________________________________________________________
=============================================================
Series II                                             687,188
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.04
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.97
_____________________________________________________________
=============================================================

* At December 31, 2003, securities with an aggregate market value of $24,403,301 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $585,812)                                      $ 4,413,138
------------------------------------------------------------
Dividends from affiliated money market funds**       328,857
------------------------------------------------------------
Interest                                               7,723
============================================================
    Total investment income                        4,749,718
============================================================

EXPENSES:

Advisory fees                                      1,987,244
------------------------------------------------------------
Administrative services fees                         574,278
------------------------------------------------------------
Custodian fees                                       249,922
------------------------------------------------------------
Distribution fees -- Series II                        28,608
------------------------------------------------------------
Transfer agent fees                                   24,320
------------------------------------------------------------
Trustees' fees                                        12,218
------------------------------------------------------------
Other                                                 69,953
============================================================
    Total expenses                                 2,946,543
============================================================
Less: Fees waived and expense offset
  arrangements                                        (3,812)
============================================================
    Net expenses                                   2,942,731
============================================================
Net investment income                              1,806,987
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           12,770,314
------------------------------------------------------------
  Foreign currencies                                 308,021
------------------------------------------------------------
  Futures contracts                                  (94,909)
============================================================
                                                  12,983,426
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities (net of change in
    estimated tax on foreign investments held
    of $2,150 - Note 1E)                          56,984,388
============================================================
  Foreign currencies                                 (24,009)
============================================================
                                                  56,960,379
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                               69,943,805
============================================================
Net increase in net assets resulting from
  operations                                     $71,750,792
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,806,987    $  1,333,844
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    12,983,426     (39,275,081)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          56,960,379      (1,847,384)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 71,750,792     (39,788,621)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,397,568)     (1,721,606)
------------------------------------------------------------------------------------------
  Series II                                                        (32,274)       (128,621)
==========================================================================================
Decrease in net assets resulting from distributions             (1,429,842)     (1,850,227)
==========================================================================================
Share transactions-net:
  Series I                                                     (22,955,937)    (53,650,629)
------------------------------------------------------------------------------------------
  Series II                                                      1,955,740        (281,070)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,000,197)    (53,931,699)
==========================================================================================
    Net increase (decrease) in net assets                       49,320,753     (95,570,547)
==========================================================================================
Net assets:
  Beginning of year                                            252,330,849     347,901,396
==========================================================================================
  End of year (including undistributed net investment income of $2,059,227 and $1,371,560 for 2003 and 2002,
    respectively)                                             $301,651,602    $252,330,849
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. INTERNATIONAL GROWTH FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary expense limitations may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $3,809.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $574,278 for such services of which AIM retained $71,188 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $27,528 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $28,608.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities and lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ending December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                         UNREALIZED
                         MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $4,762,632    $321,116,636   $(322,475,471)      $  --         $3,403,797    $82,050       $  --
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       4,762,632     321,116,636    (322,475,471)         --          3,403,797     79,075          --
=============================================================================================================================
    Subtotal              $9,525,264    $642,233,272   $(644,950,942)      $  --         $6,807,594    $161,125      $  --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                           UNREALIZED
                           MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                            12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003    INCOME*    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio    $21,993,496    $ 95,345,067   $(104,218,798)      $  --        $13,119,765    $85,321       $  --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        21,993,496      95,213,842    (104,087,573)         --         13,119,764     82,411          --
===============================================================================================================================
    Subtotal               $43,986,991    $190,558,909   $(208,306,371)      $  --        $26,239,529    $167,732      $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

    Total                  $53,512,255    $832,792,181   $(853,257,313)      $  --        $33,047,123    $328,857      $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $266,519.

NOTE 4--EXPENSES OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,221 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $24,403,301 were on loan to brokers. The loans were secured by cash collateral of $26,239,529 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $167,732 for securities lending transactions.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions paid from Ordinary
  income                               $1,429,842    $1,850,227
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $   2,121,862
-------------------------------------------------------------
Unrealized appreciation -- investments             69,374,238
-------------------------------------------------------------
Temporary book/tax differences                        (62,634)
-------------------------------------------------------------
Capital loss carryforward                        (106,465,525)
-------------------------------------------------------------
Shares of beneficial interest                     336,683,661
=============================================================
Total net assets                                $ 301,651,602
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $25,820.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

    The Fund utilized $6,383,607 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2005                              $  1,015,513
-----------------------------------------------------------
December 31, 2006                                   342,962
-----------------------------------------------------------
December 31, 2007                                 1,051,669
-----------------------------------------------------------
December 31, 2009                                58,166,120
-----------------------------------------------------------
December 31, 2010                                45,889,261
===========================================================
Total capital loss carryforward                $106,465,525
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $197,071,060 and $213,093,076, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $72,128,655
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (2,780,237)
============================================================
Net unrealized appreciation of investment
  securities                                     $69,348,418
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $258,562,423.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $310,522, undistributed net realized gains (losses) decreased by $310,522. This reclassification had no effect on the net assets of the Fund.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--SHARE INFORMATION

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     28,817,915    $ 368,653,132     90,761,628    $ 1,234,674,746
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                    25,266,333      310,191,013     51,994,896        669,355,587
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         90,455        1,397,568        139,401          1,721,606
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                         2,098           32,274         10,449            128,621
============================================================================================================================
Reacquired:
  Series I                                                    (30,602,695)    (393,006,637)   (94,385,310)    (1,290,046,981)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (24,962,888)    (308,267,547)   (51,648,761)      (669,765,278)
============================================================================================================================
                                                               (1,388,782)   $ (21,000,197)    (3,127,697)   $   (53,931,699)
____________________________________________________________________________________________________________________________
============================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.49       $  14.91    $  20.12    $  29.29    $  19.62
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)        0.06(a)     0.08(a)     0.18        0.08(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.54          (2.40)      (4.83)      (7.88)      10.59
=========================================================================================================================
    Total from investment operations                              3.63          (2.34)      (4.75)      (7.70)      10.67
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.08)      (0.05)      (0.06)      (0.19)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --       (0.41)      (1.41)      (0.81)
=========================================================================================================================
    Total distributions                                          (0.08)         (0.08)      (0.46)      (1.47)      (1.00)
=========================================================================================================================
Net asset value, end of period                                $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  29.06%        (15.67)%    (23.53)%    (26.40)%     55.04%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $290,680       $247,580    $347,528    $437,336    $454,060
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.10%(c)       1.09%       1.05%       1.02%       0.97%
=========================================================================================================================
Ratio of net investment income to average net assets              0.69%(c)       0.41%       0.46%       0.83%       0.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             79%            71%        109%         88%         97%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $254,591,727.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                 SERIES II
                                                              -----------------------------------------------
                                                                                           SEPTEMBER 19, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              -----------------------         DECEMBER 31,
                                                               2003            2002               2001
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.45         $ 14.90            $14.42
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.06(a)         0.03(a)           0.01(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.51           (2.40)             0.93
=============================================================================================================
    Total from investment operations                             3.57           (2.37)             0.94
=============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.05)          (0.08)            (0.05)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --             (0.41)
=============================================================================================================
    Total distributions                                         (0.05)          (0.08)            (0.46)
=============================================================================================================
Net asset value, end of period                                $ 15.97         $ 12.45            $14.90
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 28.68%         (15.89)%            6.63%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,972         $ 4,751            $  374
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.35%(c)        1.31%             1.30%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.35%(c)        1.34%             1.30%(d)
=============================================================================================================
Ratio of net investment income to average net assets             0.44%(c)        0.19%             0.22%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                         79%             71%              109%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $11,443,075.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                       AIM V.I. INTERNATIONAL GROWTH FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, formerly AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. INTERNATIONAL GROWTH FUND

For the fiscal year ended December 31, 2003, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.2649 per share (representing a total of $5,001,211). The amount of taxes paid by the fund to such countries for the fiscal year ended December 31, 2003 was $0.0303 per share (representing a total of $572,050). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended December 31, 2003.

                                                                     FOREIGN
                   COUNTRY                     GROSS INCOME %       TAX PAID %
----------------------------------------------------------------------------------
Australia                                           3.10%              1.62%
----------------------------------------------------------------------------------
Brazil                                              0.89%              0.44%
----------------------------------------------------------------------------------
Canada                                              5.83%              8.15%
----------------------------------------------------------------------------------
Denmark                                             0.38%              0.53%
----------------------------------------------------------------------------------
France                                             12.74%             14.96%
----------------------------------------------------------------------------------
Germany                                             5.00%              6.93%
----------------------------------------------------------------------------------
Hong Kong                                           2.40%              0.00%
----------------------------------------------------------------------------------
India                                               0.83%              0.00%
----------------------------------------------------------------------------------
Ireland                                             4.31%              0.00%
----------------------------------------------------------------------------------
Israel                                              0.88%              1.59%
----------------------------------------------------------------------------------
Italy                                              10.54%             14.75%
----------------------------------------------------------------------------------
Japan                                               5.70%              5.33%
----------------------------------------------------------------------------------
Mexico                                              1.00%              0.00%
----------------------------------------------------------------------------------
Portugal                                            0.93%              1.51%
----------------------------------------------------------------------------------
South Korea                                         3.26%              5.02%
----------------------------------------------------------------------------------
Spain                                               7.77%             10.87%
----------------------------------------------------------------------------------
Sweden                                              1.72%              2.24%
----------------------------------------------------------------------------------
Switzerland                                         1.03%              1.44%
----------------------------------------------------------------------------------
Taiwan                                              0.46%              0.88%
----------------------------------------------------------------------------------
United Kingdom                                     24.96%             23.74%
----------------------------------------------------------------------------------
Subtotal                                           93.73%            100.00%
==================================================================================
United States                                       6.27%              0.00%
==================================================================================
    Total                                         100.00%            100.00%
__________________________________________________________________________________
==================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, Discovery
  Trustee                                           Group, Inc. (government affairs company) and         Global Education Fund
                                                    Texana Timber LP (sustainable forestry company)      (non-profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. INTERNATIONAL GROWTH FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects,, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR            DISTRIBUTOR                       AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.          A I M Distributors, Inc.          Tait, Weller & Baker
Suite 100                       11 Greenway Plaza             11 Greenway Plaza                 1818 Market Street
Houston, TX 77046-1173          Suite 100                     Suite 100                         Suite 2400
                                Houston, TX 77046-1173        Houston, TX 77046-1173            Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES       TRANSFER AGENT                    CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &     AIM Investment Services, Inc.     State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                   P.O. Box 4739                     Trust Company
Washington, D.C. 20007          919 Third Avenue              Houston, TX 77210-4739            225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0.00% is eligible for the dividends received deduction for corporations.
                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                  AIM V.I. LARGE CAP GROWTH FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                         AIM V.I. LARGE CAP GROWTH FUND seeks to
                                            provide long-term growth of capital.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                          AIM V.I. LARGE CAP GROWTH FUND


MARKET CONDITIONS PROVIDE BENEFICIAL                                                      YOUR FUND
BACKDROP FOR LAUNCH OF NEW FUND
                                                                                          As of December 31, 2003, we had
AIM V.I. Large Cap Growth Fund began         the fourth quarter of 2003. The job          assembled a portfolio of 62 stocks. For
operations on August 29, 2003. From that     market, while improving, continued to be     the initial period, the fund was largely
date through December 31, 2003, Series I     weak, however, as the nation's               invested in three sectors. Almost 34% of
shares returned 9.16%, and Series II         unemployment rate stood at 5.7% at the       the portfolio was in information
shares returned 9.11%. In comparison,        close of the year.                           technology, 20% was in health care, and
for the four-month period from August                                                     about 18% in consumer discretionary.
31, 2003, through December 31, 2003, the        During the reporting period, the          Most of the remaining 18% was invested
S&P 500--Registered Trademark-- Index        Federal Reserve (the Fed) kept the           in financials and industrials, with
returned 10.98%, the Russell                 short-term federal funds rate at 1.00%,      telecommunications services less than 3%
1000--Registered Trademark-- Growth          its lowest level since 1958. In October,     and consumer staples less than 2%.
Index returned 9.23%, and the Lipper         the Fed reported that economic expansion
Large-Cap Growth Fund Index returned         had increased and consumer spending was         The information technology, consumer
7.75%. For a period of only four months,     generally stronger, although the job         discretionary and industrials sectors
an assessment of why the fund                market remained weak.                        are considered economically sensitive
overperformed or underperformed its                                                       sectors, sectors that react more quickly
benchmark indexes would likely be               The S&P 500 Index declined in             to an improving economy because of
speculative; longer-term performance is      September, but rallied during the last       increased spending by businesses and
needed.                                      three months of 2003. All sectors of the     consumers. Not surprisingly, two of
                                             index posted gains for the final quarter     these sectors, information technology
MARKET CONDITIONS                            of the year. Materials, energy,              and consumer discretionary, were among
                                             industrials and consumer discretionary       the three top-performing sectors in the
Amid a backdrop of generally improving       were among the better-performing sectors     S&P 500 Index for the year ended
economic conditions, the S&P 500 Index       while utilities, consumer staples and        December 31, 2003.
posted gains for the reporting period        health care were among the
ended December 31, 2003. The nation's        weakest-performing sectors in the fourth        Throughout the four-month period of
gross domestic product, generally            quarter.                                     operation, we selected stocks on the
considered the broadest measure of                                                        basis of our analysis of each individual
economic activity, expanded at an                                                         stock. Our process is designed to keep
annualized rate of 8.2% in the third                                                      us away from upcoming earnings
quarter and 4.0% in                                                                       disappointments based on our
                                                                                          quantitative and qualitative filters
                                                                                          which focus on

===================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Intel Corp.                    4.7%       1. Health Care Equipment          9.2%      Cumulative returns 8/29/03-12/31/03,**
 2. Cisco Systems, Inc.            4.6        2. Systems Software               8.9       excluding product issuer charges
 3. UnitedHealth Group Inc.        4.1        3. Communications Equipment       6.9
 4. Microsoft Corp.                3.5        4. Semiconductors                 6.2       Series I Shares                    9.16%
 5. Cendant Corp.                  2.9        5. Diversified Commercial                   Series II Shares                   9.11
 6. Nextel Communications,                       Services                       4.4       S&P 500 Index                     10.98
    Inc.-Class A                   2.8        6. Managed Health Care            4.1       (Broad Market Index)
 7. Boston Scientific Corp.        2.7        7. Consumer Finance               3.9       Russell 1000 Growth Index          9.23
 8. VERITAS Software Corp.         2.7        8. Specialty Stores               3.2       (Style-Specific Index)
 9. Yahoo! Inc.                    2.6        9. Computer Storage &                       Lipper Large-Cap Growth Fund       7.75
10. Zimmer Holdings, Inc.          2.6           Peripherals                    3.2       Index (Peer Group Index)
                                             10. Thrifts & Mortgage Finance     3.1
                                                                                          **Index Returns are from 8/31/03.
                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*            62
                                                                                          TOTAL NET ASSETS           $1.1 million
===================================================================================================================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                     AIM V.I. LARGE CAP GROWTH FUND


factors such as earnings revisions,          ========================================     ABOUT INDEXES USED IN THIS REPORT
sustainability and valuation.                        PORTFOLIO MANAGEMENT TEAM            The unmanaged Standard & Poor's
                                                          AS OF 12/31/03                  Composite Index of 500 Stocks (the S&P
   Two stocks among the top five                        GEOFFREY V. KEELING               500--Registered Trademark-- Index) is an
contributors to fund performance for the                  ROBERT L. SHOSS                 index of common stocks frequently used
period were Cisco and International Game       ASSISTED BY THE LARGE CAP GROWTH TEAM      as a general measure of U.S. stock
Technology. Cisco is the dominant            ========================================     market performance.
provider of equipment that connects
networks and powers the Internet. In its     Current performance may be lower or             The unmanaged Russell
earnings report released in November         higher than the performance data quoted.     1000--Registered Trademark-- Growth
2003, the company reported net sales of      Past performance cannot guarantee            Index is a subset of the unmanaged
$5.1 billion for the quarter. This           comparable future results. Due to            Russell 1000--Registered Trademark--
represented an increase of 8.5% over the     significant market volatility, results       Index, which represents the performance
previous quarter.                            of an investment made today may differ       of the stocks of large-capitalization
                                             substantially from the historical            companies; the Growth subset measures
   International Game Technology             performance shown. Please see your           the performance of Russell 1000
produces slot machines and other types       financial advisor for more current           companies with higher price/book ratios
of gaming machines. Growth in the casino     performance.                                 and higher forecasted growth values.
industry worldwide, a strong balance
sheet, and increasing market share made         The fund's performance figures are           The unmanaged Lipper Large-Cap Growth
this company a strong contributor to the     historical, and they reflect fund            Fund Index represents an average of the
fund this year.                              expenses, the reinvestment of                performance of the 30 largest
                                             distributions and changes in net asset       large-capitalization core equity funds
   Amgen and Wyeth were among the stocks     value. Performance data quoted represent     tracked by Lipper, Inc., an independent
that detracted from fund performance for     past performance, and the investment         mutual fund performance monitor.
the period. Biotech giant Amgen uses         return and principal value will
cellular and molecular biology to target     fluctuate, so an investor's shares, when        A direct investment cannot be made in
cancer, inflammatory disorders and           redeemed, may be worth more or less than     an index. Unless otherwise indicated,
metabolic and neurodegenerative              their original cost.                         index results include reinvested
diseases. Wyeth is a leading maker of                                                     dividends, and they do not reflect sales
pharmaceuticals, home health care               AIM Variable Insurance Funds are          charges. Performance of an index of
products and animal health care              offered through insurance company            funds reflects fund expenses;
products. Because of our concerns            separate accounts to fund variable           performance of a market index does not.
regarding their future earnings growth,      annuity contracts and variable life
we sold the fund's holdings in both of       insurance policies, and through certain         Industry classifications used in this
these companies.                             pension or retirement plans. Performance     report are generally according to the
                                             figures given represent the fund and are     Global Industry Classification Standard,
IN CLOSING                                   not intended to reflect actual variable      which was developed by and is the
                                             product values. They do not reflect          exclusive property and a service mark of
With just four months of operation, we       sales charges, expenses and fees at the      Morgan Stanley Capital International
are pleased to report a solid beginning.     separate-account level. Sales charges,       Inc. and Standard & Poor's.
We believe this can be attributed to an      expenses and fees, which are determined
improving economy and our fund's             by the product issuers, will vary and        A description of the policies and
portfolio, which was heavily tilted          will lower the total return.                 procedures that the Fund uses to
toward economically sensitive holdings.                                                   determine how to vote proxies relating
                                                Had the advisor not waived fees           to portfolio securities is available
                                             and/or reimbursed expenses, returns          without charge, upon request, by calling
                                             would have been lower.                       800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.
                                             PRINCIPAL RISKS OF INVESTING IN THE FUND
                                             The fund may invest up to 25% of its
                                             total assets in foreign securities.
                                             International investing presents certain
                                             risks not associated with investing
                                             solely in the United States. These
                                             include risks relating to fluctuations
                                             in the value of the U.S. dollar relative
                                             to the values of other currencies, the
                                             custody arrangements made for the fund's
                                             foreign holdings, differences in
                                             accounting, political risks and the
                                             lesser degree of public information
                                             required to be provided by non-U.S.
                                             companies.

                                                                                                                          VILCG-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.91%

AEROSPACE & DEFENSE-1.13%

United Technologies Corp.                        130    $   12,320
==================================================================

APPAREL RETAIL-1.74%

Gap, Inc. (The)                                  820        19,032
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.63%

Coach, Inc.(a)                                   470        17,742
==================================================================

APPLICATION SOFTWARE-1.10%

SAP A.G.-ADR (Germany)                           290        12,052
==================================================================

BIOTECHNOLOGY-2.06%

Genentech, Inc.(a)                               240        22,457
==================================================================

CASINOS & GAMING-2.55%

International Game Technology                    780        27,846
==================================================================

COMMUNICATIONS EQUIPMENT-6.95%

Cisco Systems, Inc.(a)                         2,050        49,794
------------------------------------------------------------------
Corning Inc.(a)                                  760         7,927
------------------------------------------------------------------
Juniper Networks, Inc.(a)                        640        11,955
------------------------------------------------------------------
QLogic Corp.(a)                                  120         6,192
==================================================================
                                                            75,868
==================================================================

COMPUTER HARDWARE-2.36%

Dell Inc.(a)                                     760        25,810
==================================================================

COMPUTER STORAGE & PERIPHERALS-3.21%

EMC Corp.(a)                                   2,000        25,840
------------------------------------------------------------------
Network Appliance, Inc.(a)                       450         9,238
==================================================================
                                                            35,078
==================================================================

CONSUMER FINANCE-3.90%

American Express Co.                             250        12,058
------------------------------------------------------------------
Capital One Financial Corp.                      110         6,742
------------------------------------------------------------------
MBNA Corp.                                       260         6,461
------------------------------------------------------------------
SLM Corp.                                        460        17,333
==================================================================
                                                            42,594
==================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.37%

Apollo Group, Inc.-Class A(a)                    230        15,640
------------------------------------------------------------------
Cendant Corp.(a)                               1,440        32,069
==================================================================
                                                            47,709
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.83%

Rockwell Automation, Inc.                        560        19,936
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

FOOTWEAR-0.69%

NIKE, Inc.-Class B                               110    $    7,531
==================================================================

GENERAL MERCHANDISE STORES-0.81%

Dollar General Corp.                             420         8,816
==================================================================

HEALTH CARE EQUIPMENT-9.23%

Boston Scientific Corp.(a)                       810        29,776
------------------------------------------------------------------
Guidant Corp.                                    380        22,876
------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        130         7,976
------------------------------------------------------------------
Stryker Corp.                                    140        11,901
------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         400        28,160
==================================================================
                                                           100,689
==================================================================

HEALTH CARE SERVICES-2.48%

Caremark Rx, Inc.(a)                             410        10,385
------------------------------------------------------------------
IMS Health Inc.                                  670        16,656
==================================================================
                                                            27,041
==================================================================

HEALTH CARE SUPPLIES-0.78%

Alcon, Inc. (Switzerland)                        140         8,476
==================================================================

HOME ENTERTAINMENT SOFTWARE-0.66%

Electronic Arts Inc.(a)                          150         7,167
==================================================================

HOME IMPROVEMENT RETAIL-2.79%

Home Depot, Inc. (The)                           420        14,906
------------------------------------------------------------------
Lowe's Cos., Inc.                                280        15,509
==================================================================
                                                            30,415
==================================================================

HOUSEWARES & SPECIALTIES-1.77%

Fortune Brands, Inc.                             270        19,302
==================================================================

INDUSTRIAL CONGLOMERATES-1.64%

3M Co.                                           210        17,856
==================================================================

INDUSTRIAL MACHINERY-0.66%

Dover Corp.                                      180         7,155
==================================================================

INTERNET RETAIL-2.51%

Amazon.com, Inc.(a)                              520        27,373
==================================================================

INTERNET SOFTWARE & SERVICES-2.61%

Yahoo! Inc.(a)                                   630        28,457
==================================================================

INVESTMENT BANKING & BROKERAGE-0.88%

Ameritrade Holding Corp.(a)                      680         9,568
==================================================================

IT CONSULTING & OTHER SERVICES-0.89%

Accenture Ltd.-Class A (Bermuda)(a)              370         9,738
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

MANAGED HEALTH CARE-4.10%

UnitedHealth Group Inc.                          770    $   44,799
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.00%

Citigroup Inc.                                   450        21,843
==================================================================

PERSONAL PRODUCTS-1.79%

Avon Products, Inc.                              290        19,572
==================================================================

PHARMACEUTICALS-1.64%

Mylan Laboratories Inc.                          440        11,114
------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       120         6,805
==================================================================
                                                            17,919
==================================================================

REGIONAL BANKS-0.25%

Popular, Inc. (Puerto Rico)                       60         2,696
==================================================================

RESTAURANTS-0.67%

Starbucks Corp.(a)                               220         7,273
==================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Applied Materials, Inc.(a)                       490        11,001
==================================================================

SEMICONDUCTORS-6.24%

Altera Corp.(a)                                  350         7,945
------------------------------------------------------------------
Analog Devices, Inc.                             190         8,674
------------------------------------------------------------------
Intel Corp.                                    1,600        51,520
==================================================================
                                                            68,139
==================================================================

SPECIALTY STORES-3.23%

AutoNation, Inc.(a)                              350         6,430
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                        250    $   10,838
------------------------------------------------------------------
Staples, Inc.(a)                                 660        18,018
==================================================================
                                                            35,286
==================================================================

SYSTEMS SOFTWARE-8.88%

Adobe Systems Inc.                               280        11,004
------------------------------------------------------------------
Microsoft Corp.                                1,370        37,730
------------------------------------------------------------------
Oracle Corp.(a)                                  560         7,392
------------------------------------------------------------------
Symantec Corp.(a)                                320        11,088
------------------------------------------------------------------
VERITAS Software Corp.(a)                        800        29,728
==================================================================
                                                            96,942
==================================================================

THRIFTS & MORTGAGE FINANCE-3.07%

Golden West Financial Corp.                      170        17,542
------------------------------------------------------------------
New York Community Bancorp, Inc.                 420        15,981
==================================================================
                                                            33,523
==================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.80%

Nextel Communications, Inc.-Class A(a)         1,090        30,585
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $950,642)                          1,057,606
==================================================================
TOTAL INVESTMENTS-96.91% (Cost $950,642)                 1,057,606
==================================================================
OTHER ASSETS LESS LIABILITIES-3.09%                         33,769
==================================================================
NET ASSETS-100.00%                                      $1,091,375
__________________________________________________________________
==================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $950,642)      $1,057,606
------------------------------------------------------------
Cash                                                   7,081
------------------------------------------------------------
Receivables for:
  Dividends                                              151
------------------------------------------------------------
  Amount due from advisor                             44,604
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,076
============================================================
    Total assets                                   1,110,518
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                                3,257
------------------------------------------------------------
  Deferred compensation and retirement plans           1,076
------------------------------------------------------------
Accrued administrative services fees                     666
------------------------------------------------------------
Accrued distribution fees -- Series II                    78
------------------------------------------------------------
Accrued transfer agent fees                               25
------------------------------------------------------------
Accrued operating expenses                            14,041
============================================================
    Total liabilities                                 19,143
============================================================
Net assets applicable to shares outstanding       $1,091,375
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                   $  998,284
------------------------------------------------------------
  Undistributed net investment income (loss)          (1,131)
------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                            (12,742)
------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                       106,964
============================================================
                                                  $1,091,375
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  545,828
____________________________________________________________
============================================================
Series II                                         $  545,547
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,075
____________________________________________________________
============================================================
Series II                                             50,050
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    10.90
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    10.90
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the period August 29, 2003 (date operations commenced) through December 31, 2003.

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3)   $  1,900
-----------------------------------------------------------
Interest                                                148
===========================================================
    Total investment income                           2,048
===========================================================

EXPENSES:

Advisory fees                                         2,683
-----------------------------------------------------------
Administrative services fees                         17,790
-----------------------------------------------------------
Custodian fees                                        5,577
-----------------------------------------------------------
Distribution fees -- Series II                          447
-----------------------------------------------------------
Transfer agent fees                                      25
-----------------------------------------------------------
Trustees' fees                                        3,534
-----------------------------------------------------------
Reports to shareholders                               8,264
-----------------------------------------------------------
Professional fees                                    13,700
-----------------------------------------------------------
Other                                                   458
===========================================================
    Total expenses                                   52,478
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (47,563)
-----------------------------------------------------------
    Net expenses                                      4,915
===========================================================
Net investment income (loss)                         (2,867)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (12,742)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                             106,964
-----------------------------------------------------------
Net gain from investment securities                  94,222
===========================================================
Net increase in net assets resulting from
  operations                                       $ 91,355
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period August 29, 2003 (date operations commenced) through December 31, 2003.

                                                                   2003
--------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $   (2,867)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (12,742)
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     106,964
==========================================================================
    Net increase in net assets resulting from operations            91,355
==========================================================================
Distributions to shareholders from net investment income:
  Series I                                                            (785)
--------------------------------------------------------------------------
  Series II                                                           (520)
==========================================================================
  Decrease in net assets resulting from distributions               (1,305)
==========================================================================
Share transactions-net:
  Series I                                                         500,795
--------------------------------------------------------------------------
  Series II                                                        500,530
==========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          1,001,325
==========================================================================
    Net increase in net assets                                   1,091,375
==========================================================================

NET ASSETS:

  Beginning of period                                                   --
==========================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,131))                                  $1,091,375
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations August 29, 2003.

    The Fund's primary investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                         AIM V.I. LARGE CAP GROWTH FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2003. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the period August 29, 2003 (date operations commenced) through December 31, 2003, AIM waived fees of $2,683 and reimbursed expenses of $44,604.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid AIM $17,790 for such services, of which AIM retained $17,123 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the period August 29, 2003 (date operations commenced) through December 31, 2003, AISI retained no fees for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the period August 29, 2003 (date operations commenced) through December 31, 2003, the Series II shares paid $269 after AIM Distributors waived plan fees of $178.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expense under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $98 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $98.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

                         AIM V.I. LARGE CAP GROWTH FUND

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that participate in a retirement plan and receive benefits under such plan.

    During the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid legal fees of $624 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                      2003
-----------------------------------------------------------
Distributions paid from ordinary income              $1,305
___________________________________________________________
===========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments            $  106,516
------------------------------------------------------------
Temporary book/tax differences                        (1,131)
------------------------------------------------------------
Capital loss carryforward                             (5,215)
------------------------------------------------------------
Post-October capital loss deferral                    (7,079)
------------------------------------------------------------
Shares of beneficial interest                        998,284
============================================================
Total net assets                                  $1,091,375
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2011                                 $5,215
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period August 29, 2003 (date operations commenced) through December 31, 2003 was $1,337,392 and $373,996, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                       $110,114
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                              (3,598)
===========================================================
Net unrealized appreciation of investment
  securities                                       $106,516
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $951,090.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of stock issuance costs on December 31, 2003, undistributed net investment income was increased by $3,041 and shares of beneficial interest decreased by $3,041. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 9--SHARE INFORMATION

                            CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------
                                                                    THE PERIOD
                                                                  AUGUST 29, 2003
                                                                 (DATE OPERATIONS
                                                                    COMMENCED)
                                                                  TO DECEMBER 31,
                                                                       2003
                                                              -----------------------
                                                               SHARES        AMOUNT
-------------------------------------------------------------------------------------
Sold:
  Series I                                                      50,001     $  500,010
-------------------------------------------------------------------------------------
  Series II                                                     50,001        500,010
=====================================================================================
Issued as reinvestment of dividends:
  Series I                                                          74            785
-------------------------------------------------------------------------------------
  Series II                                                         49            520
=====================================================================================
                                                               100,125     $1,001,325
_____________________________________________________________________________________
=====================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 29, 2003 (date operations commenced) through December 31, 2003.


                                                                    SERIES I
                                                                ----------------
                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.95
================================================================================
    Total from investment operations                                   0.92
================================================================================
Less distributions from net investment income                         (0.02)
================================================================================
Net asset value, end of period                                       $10.90
================================================================================
Total return(a)                                                        9.16%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  546
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          1.33%(b)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      14.54%(b)
________________________________________________________________________________
================================================================================
Ratio of net investment income (loss) to average net assets           (0.73)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               37%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average net assets of $522,362.
(c)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND


                                                                   SERIES II
                                                                ---------------
                                                                AUGUST 29, 2003
                                                                     (DATE
                                                                  OPERATIONS
                                                                  COMMENCED)
                                                                TO DECEMBER 31,
                                                                     2003
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.94
===============================================================================
    Total from investment operations                                   0.91
===============================================================================
Less distributions from net investment income                         (0.01)
===============================================================================
Net asset value, end of period                                     $  10.90
_______________________________________________________________________________
===============================================================================
Total return(a)                                                        9.11%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    546
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          1.48%(b)
-------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      14.79%(b)
_______________________________________________________________________________
===============================================================================
Ratio of net investment income (loss) to average net assets           (0.88)%(b)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate(c)                                               37%
_______________________________________________________________________________
===============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average daily net assets of $522,226.
(c)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                         AIM V.I. LARGE CAP GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                         AIM V.I. LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.     None
  Trustee, Chairman and                             (financial services holding company); and Director
  President                                         and Vice Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,       None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital Management, Inc.
                                                    (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer);
                                                    Director and Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
  Trustee                                                                                                  (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie        company)
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology   ACE Limited (insurance
  Trustee                                           consulting company)                                    company); and
                                                                                                           Captaris, Inc.
                                                                                                           (unified messaging
                                                                                                           provider)
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business    Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd. (private   (Chairman) (registered
                                                    investment and management) and Magellan Insurance      investment company);
                                                    Company                                                Annuity and Life Re
                                                                                                           (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive      (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                                None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group,   Administaff, Discovery
  Trustee                                           Inc. (government affairs company) and Texana Timber    Global Education Fund
                                                    LP (sustainable forestry company)                      (non-profit)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. LARGE CAP GROWTH FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.
                         AIM V.I. LARGE CAP GROWTH FUND

                                               AIM V.I. MID CAP CORE EQUITY FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

            AIM V.I. MID CAP CORE EQUITY FUND seeks long-term growth of capital.




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                        AIM V.I. MID CAP CORE EQUITY FUND


FUND POSTS DOUBLE-DIGIT GAINS                                                             performed large-cap stocks for the year.
FOR FISCAL YEAR                                                                           The performance of growth and value
                                                                                          stocks was similar, although mid-cap
For the year ended December 31, 2003,        considered the broadest measure of           growth stocks generally outperformed
AIM V.I. Mid Cap Core Equity Fund,           economic activity, expanded at an            their value counterparts.
Series I and Series II shares, posted        annualized rate of 3.1% in the second
returns of 27.31% and 27.05%,                quarter, 8.2% in the third quarter, and      YOUR FUND
respectively. The fund slightly              4.0% in the fourth quarter of 2003. The
underperformed the S&P 500--Registered       job market, while improving, continued       While the fund continued to be
Trademark-- Index, frequently cited as a     to be weak, however, as the nation's         defensively positioned in 2003, we
measure of the performance of the U.S.       unemployment rate stood at 5.7% at the       increased the portfolio's weighting in
stock market in general, which returned      close of the year.                           sectors, such as industrials and
28.67% over the same period. It also                                                      information technology, that were more
lagged the Lipper Mid-Cap Core Fund             For the first five months of the          likely to benefit from an improving
Index and the Russell Midcap Index,          year, the Federal Reserve (the Fed) kept     economy and increased business spending.
which returned 36.58% and 40.06%,            the short-term federal funds rate at         At the close of the reporting period,
respectively, for the year. The fund         1.25%. On June 25, 2003, it reduced that     the fund's three largest sector
underperformed its indexes because of        rate to 1.00%, its lowest level since        weightings were information technology,
its more defensive stock holdings and        1958. At the time, the Fed said it           industrials and consumer discretionary.
its relatively large cash position.          favored a more expansive monetary policy     These also were the sectors that had the
                                             because the economy had not yet              most positive impact on fund performance
MARKET CONDITIONS                            exhibited sustainable growth. By             for the year.
                                             October, the Fed reported that economic
Amid a backdrop of generally improving       expansion had increased and consumer            On the other hand, the fund had
economic conditions, the S&P 500 Index       spending was generally stronger,             relatively little exposure to the
declined at the beginning of 2003,           although the job market remained weak.       financials sector, a positioning that
dropping to its lowest level of the year                                                  detracted from performance. We tended to
on March 11. The index then rallied,            All sectors of the S&P 500 Index          avoid stocks in this sector, which is
posting a gain of 40.86% from its low        recorded gains for the fiscal year.          more economically sensitive, because we
through the end of the reporting period.     Information technology, materials and        did not expect consumer spending to be
                                             consumer discretionary were the              as strong as it was in 2003. In our
   During this rally, the United States      top-performing sectors while                 opinion, consumers spent virtually all
and its allies took military action          telecommunication services, consumer         their tax refunds and savings from
against Iraq and toppled the regime of       staples and health care were the             mortgage refinancings in the spring.
Saddam Hussein. The nation's gross           weakest-performing sectors.                  Historical precedent suggested spending
domestic product, generally                                                               might be more restrained.
                                                Small- and mid-cap stocks generally
                                             out-                                            During the year, we added a number of
                                                                                          stocks in the information technology and


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03       TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Computer Associates International,        1. Industrial Machinery                6.0  Total returns 12/31/02-12/31/03,
    Inc.                           2.7%       2. Electronic Equipment Manufacturers  5.9  excluding product issuer charges
 2. International Flavors &                   3. Data Processing &
    Fragrances Inc.                2.6           Outsourced Services                 4.4  Series I Shares                     27.31%
 3. Brunswick Corp.                2.5        4. Electric Utilities                  3.3  Series II Shares                    27.05
 4. Dover Corp.                    2.4        5. Oil & Gas Equipment & Services      3.1  S&P 500 Index                       28.67
 5. Campbell Soup Co.              2.2        6. Oil & Gas Exploration & Production  2.9  (Broad Market Index)
 6. Ceridian Corp.                 2.2        7. Health Care Equipment               2.8  Russell Midcap--Registered
 7. Apogent Technologies Inc.      2.0        8. Systems Software                    2.7  Trademark-- Index                   40.06
 8. Waters Corp.                   2.0        9. Specialty Chemicals                 2.6  (Style-Specific Index)
 9. IMS Health Inc.                1.9       10. Leisure Products                    2.5  Lipper Mid-Cap Core Fund Index      36.58
10. Wisconsin Energy Corp.         1.8                                                    (Peer Group Index)
                                                                                          Source: Lipper, Inc.
                                                                                          TOTAL NUMBER OF HOLDINGS*              69
                                                                                          TOTAL NET ASSETS           $298.0 Million
====================================================================================================================================


                                                                                          ========================================
                                                                                                  PORTFOLIO MANAGEMENT TEAM
                                                                                                       AS OF 12/31/03
                                                                                                RONALD S. SLOAN, LEAD MANAGER
                                                                                          ASSISTED BY THE MID/LARGE-CAP CORE TEAM
                                                                                          ========================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                 AIM V.I. MID CAP CORE EQUITY FUND


industrials sectors that had the             RESULTS OF A $10,000 INVESTMENT
potential to benefit from increased          9/10/01-12/31/03
business spending. We sold a number of       Index data from 8/31/01
these stocks after realizing gains.
                                                                               [LINE CHART]
   Stocks that enhanced performance
included Best Buy, a leading consumer
electronics retailer, and Brunswick, a
well-known marketer of leisure products,                   AIM V.I.                             AIM V.I.        LIPPER
such as pleasure craft. In our opinion,                    MID CAP                              MID CAP         MID-CAP
Best Buy benefited from an improving                  CORE EQUITY FUND-   RUSSELL MIDCAP   CORE EQUITY FUND-   CORE FUND   S&P 500
product lineup, which has recently                         SERIES I           INDEX            SERIES II         INDEX      INDEX
started to come down in price, and from
problems encountered by one of its
leading competitors. On the other hand,       9/10/2001     10000             10000              10000           10000      10000
we believe Brunswick benefited from          12/31/2001     10738             10306              10722           10295      10175
increased sales of its boats to              03/31/2002     11300             10744              11284           10675      10203
dealerships and by divesting itself of       06/30/2002     10529              9718              10512            9542       8837
some of its less profitable businesses.      09/30/2002      9015              8004               8991            7980       7311
                                             12/31/2002      9547              8638               9521            8506       7927
   Detracting from performance was BJ's      03/31/2003      9136              8434               9100            8183       7677
Wholesale Club, a membership warehouse       06/30/2003     10639              9974              10592            9707       8858
club that sells a wide variety of            09/30/2003     11080             10616              11032           10275       9093
products, including groceries, apparel,      12/31/2003     12152             12099              12096           11618      10199
appliances and office equipment. The
company lowered its sales and earnings
estimates for the third and fourth                                                                              Source: Lipper, Inc.
quarters of 2003 based on uncertainties      Past performance cannot guarantee comparable future results.
concerning the economy and consumer
spending. The fund no longer owns the        Current performance may be lower or             The unmanaged Lipper Mid-Cap Core
stock.                                       higher than the performance data quoted.     Fund Index represents an average of the
                                             Past performance cannot guarantee            performance of the 30 largest
IN CLOSING                                   comparable future results. Due to            mid-capitalization core funds tracked by
                                             significant market volatility, results       Lipper, Inc., an independent mutual fund
We are pleased to have provided positive     of an investment made today may differ       performance monitor.
returns to the fund's shareholders for       substantially from the historical
the year ended December 31, 2003, by         performance shown. Please see your              A direct investment cannot be made in
investing principally in the stocks of       financial advisor for more current           an index. Unless otherwise indicated,
mid-capitalization companies which we        performance. Fund performance figures        index results include reinvested
believe are undervalued relative to the      are historical, and they reflect fund        dividends, and they do not reflect sales
firm's current or projected earnings or      expenses, the reinvestment of                charges. Performance of an index of
the value of its assets.                     distributions and changes in net asset       funds reflects fund expenses.
                                             value. The fund's investment return and      Performance of a market index does not.
               ----------                    principal value will fluctuate, so an
                                             investor's shares, when redeemed, may be        Industry classifications used in this
AVERAGE ANNUAL TOTAL RETURNS                 worth more or less than their original       report are generally according to the
----------------------------------------     cost.                                        Global Industry Classification Standard,
As of 12/31/03                                                                            which was developed by and is the
                                                AIM Variable Insurance Funds are          exclusive property and a service mark of
SERIES I SHARES                              offered through insurance company            Morgan Stanley Capital International
Inception (9/10/01)                8.82%     separate accounts to fund variable           Inc. and Standard & Poor's.
  1 Year                          27.31      annuity contracts and variable life
                                             insurance policies, and through certain      A description of the policies and
SERIES II SHARES                             pension or retirement plans. Performance     procedures that the Fund uses to
Inception (9/10/01)                8.60%     figures given represent the fund and are     determine how to vote proxies relating
  1 Year                          27.05      not intended to reflect actual variable      to portfolio securities is available
                                             products values. They do not reflect         without charge, upon request, by calling
                                             sales charges, expenses and fees at the      800-959-4246, or on the AIM Web site,
                                             separate account level.                      AIMinvestments.com.

                                                Sales charges, expenses and fees,
                                             which are determined by the product
                                             issuers, will vary and will lower the
                                             total return.

                                             PRINCIPAL RISKS OF INVESTING IN THE FUND
                                             Investing in small and mid-size
                                             companies may involve risks not
                                             associated with investing in more
                                             established companies. Also, small
                                             companies may have business risk,
                                             significant stock price fluctuations and
                                             illiquidity.

                                             ABOUT INDEXES USED IN THIS REPORT
                                             The unmanaged Standard & Poor's
                                             Composite Index of 500 Stocks (the S&P
                                             500) is an index of common stocks
                                             frequently used as a general measure of
                                             U.S. stock market performance.

                                                The unmanaged Russell Midcap Index
                                             represents the performance of the stocks
                                             of domestic mid-capitalization
                                             companies.


                                                                                                                        VIMCCE-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-83.09%

AEROSPACE & DEFENSE-1.35%

L-3 Communications Holdings, Inc.(a)               78,200   $  4,016,352
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.35%

V. F. Corp.                                        93,000      4,021,320
========================================================================

APPLICATION SOFTWARE-0.55%

Cadence Design Systems, Inc.(a)                    90,900      1,634,382
========================================================================

COMMERCIAL PRINTING-1.32%

Valassis Communications, Inc.(a)                  134,000      3,932,900
========================================================================

COMPUTER HARDWARE-0.98%

Diebold, Inc.                                      54,000      2,908,980
========================================================================

CONSTRUCTION MATERIALS-0.63%

Martin Marietta Materials, Inc.                    39,700      1,864,709
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.40%

Affiliated Computer Services, Inc.-Class A(a)      56,200      3,060,652
------------------------------------------------------------------------
Ceridian Corp.(a)                                 306,000      6,407,640
------------------------------------------------------------------------
Certegy Inc.                                      111,000      3,640,800
========================================================================
                                                              13,109,092
========================================================================

DISTRIBUTORS-1.14%

Genuine Parts Co.                                 102,000      3,386,400
========================================================================

DIVERSIFIED CHEMICALS-0.81%

Engelhard Corp.                                    81,000      2,425,950
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.86%

Viad Corp.                                        102,700      2,567,500
========================================================================

ELECTRIC UTILITIES-3.33%

FPL Group, Inc.                                    28,700      1,877,554
------------------------------------------------------------------------
TECO Energy, Inc.                                 181,800      2,619,738
------------------------------------------------------------------------
Wisconsin Energy Corp.                            162,000      5,418,900
========================================================================
                                                               9,916,192
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.23%

Rockwell Automation, Inc.                          83,200      2,961,920
------------------------------------------------------------------------
Roper Industries, Inc.                             75,000      3,694,500
========================================================================
                                                               6,656,420
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-5.87%

Agilent Technologies, Inc.(a)                      84,500      2,470,780
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                          43,000      2,748,990
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Mettler-Toledo International Inc.
  (Switzerland)(a)                                 92,600   $  3,908,646
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   111,000      2,541,900
------------------------------------------------------------------------
Waters Corp.(a)                                   176,000      5,836,160
========================================================================
                                                              17,506,476
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.73%

Molex Inc.-Class A                                 74,000      2,172,640
========================================================================

ENVIRONMENTAL SERVICES-1.81%

Republic Services, Inc.                           210,000      5,382,300
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.24%

Scotts Co. (The)-Class A(a)                        62,600      3,703,416
========================================================================

FOOD RETAIL-2.00%

Kroger Co. (The)(a)                               189,100      3,500,241
------------------------------------------------------------------------
Safeway Inc.(a)                                   112,000      2,453,920
========================================================================
                                                               5,954,161
========================================================================

FOOTWEAR-1.16%

NIKE, Inc.-Class B                                 50,500      3,457,230
========================================================================

GENERAL MERCHANDISE STORES-1.10%

Family Dollar Stores, Inc.                         91,100      3,268,668
========================================================================

HEALTH CARE DISTRIBUTORS-0.66%

AmerisourceBergen Corp.                            35,000      1,965,250
========================================================================

HEALTH CARE EQUIPMENT-2.76%

Apogent Technologies Inc.(a)                      260,000      5,990,400
------------------------------------------------------------------------
Bard (C.R.), Inc.                                  27,700      2,250,625
========================================================================
                                                               8,241,025
========================================================================

HEALTH CARE SERVICES-1.85%

IMS Health Inc.                                   221,900      5,516,434
========================================================================

HEALTH CARE SUPPLIES-1.05%

Millipore Corp.(a)                                 72,900      3,138,345
========================================================================

HOME FURNISHINGS-1.52%

Mohawk Industries, Inc.(a)                         64,200      4,528,668
========================================================================

HOUSEWARES & SPECIALTIES-1.32%

Newell Rubbermaid Inc.                            172,200      3,920,994
========================================================================

INDUSTRIAL MACHINERY-6.03%

Dover Corp.                                       180,000      7,155,000
------------------------------------------------------------------------
ITT Industries, Inc.                               31,100      2,307,931
------------------------------------------------------------------------
Pentair, Inc.                                      90,900      4,154,130
------------------------------------------------------------------------

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
INDUSTRIAL MACHINERY-(CONTINUED)

SPX Corp.(a)                                       74,200   $  4,363,702
========================================================================
                                                              17,980,763
========================================================================

LEISURE PRODUCTS-2.53%

Brunswick Corp.                                   237,000      7,543,710
========================================================================

METAL & GLASS CONTAINERS-1.40%

Pactiv Corp.(a)                                   175,000      4,182,500
========================================================================

OFFICE SERVICES & SUPPLIES-1.75%

Herman Miller, Inc.                               133,000      3,227,910
------------------------------------------------------------------------
Pitney Bowes Inc.                                  49,100      1,994,442
========================================================================
                                                               5,222,352
========================================================================

OIL & GAS DRILLING-1.03%

Noble Corp. (Cayman Islands)(a)                    86,000      3,077,080
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.10%

BJ Services Co.(a)                                 86,000      3,087,400
------------------------------------------------------------------------
Cooper Cameron Corp.(a)                            66,200      3,084,920
------------------------------------------------------------------------
Smith International, Inc.(a)                       73,700      3,060,024
========================================================================
                                                               9,232,344
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.91%

Devon Energy Corp.                                 36,417      2,085,238
------------------------------------------------------------------------
Pioneer Natural Resources Co.(a)                  100,000      3,193,000
------------------------------------------------------------------------
XTO Energy, Inc.                                  120,300      3,404,490
========================================================================
                                                               8,682,728
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.29%

Valero Energy Corp.                                83,000      3,846,220
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.28%

Principal Financial Group, Inc.                   115,000      3,803,050
========================================================================

PACKAGED FOODS & MEATS-2.16%

Campbell Soup Co.                                 240,000      6,432,000
========================================================================

PHARMACEUTICALS-1.04%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         54,700      3,102,037
========================================================================

PROPERTY & CASUALTY INSURANCE-1.11%

ACE Ltd. (Cayman Islands)                          80,000      3,313,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PUBLISHING-1.52%

Lee Enterprises, Inc.                              33,000   $  1,440,450
------------------------------------------------------------------------
New York Times Co. (The)-Class A                   65,000      3,106,350
========================================================================
                                                               4,546,800
========================================================================

REGIONAL BANKS-1.81%

Marshall & Ilsley Corp.                            43,100      1,648,575
------------------------------------------------------------------------
TCF Financial Corp.                                72,700      3,733,145
========================================================================
                                                               5,381,720
========================================================================

RESTAURANTS-0.79%

Outback Steakhouse, Inc.                           53,000      2,343,130
========================================================================

SEMICONDUCTOR EQUIPMENT-2.09%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                178,500      3,578,925
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          62,900      2,644,945
========================================================================
                                                               6,223,870
========================================================================

SEMICONDUCTORS-2.09%

Microchip Technology Inc.                         101,550      3,387,708
------------------------------------------------------------------------
Xilinx, Inc.(a)                                    73,700      2,855,138
========================================================================
                                                               6,242,846
========================================================================

SPECIALTY CHEMICALS-2.58%

International Flavors & Fragrances Inc.           220,000      7,682,400
========================================================================

SYSTEMS SOFTWARE-2.69%

Computer Associates International, Inc.           293,400      8,021,556
========================================================================

THRIFTS & MORTGAGE FINANCE-0.81%

MGIC Investment Corp.                              42,500      2,419,950
========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.06%

W.W. Grainger, Inc.                                66,700      3,160,913
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $208,600,730)                                    247,637,373
========================================================================

MONEY MARKET FUNDS-21.03%

Liquid Assets Portfolio(b)                     31,340,710     31,340,710
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        31,340,710     31,340,710
========================================================================
    Total Money Market Funds (Cost
      $62,681,420)                                            62,681,420
========================================================================
TOTAL INVESTMENTS-104.12% (Cost $271,282,150)                310,318,793
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.12%)                        (12,282,811)
========================================================================
NET ASSETS-100.00%                                          $298,035,982
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $208,600,730)                                  $247,637,373
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $62,681,420)                               62,681,420
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    418,345
-------------------------------------------------------------
  Dividends                                           236,166
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     11,625
=============================================================
    Total assets                                  310,984,929
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,678,056
-------------------------------------------------------------
  Fund shares reacquired                               59,404
-------------------------------------------------------------
  Deferred compensation and retirement plans           12,465
-------------------------------------------------------------
Accrued administrative services fees                  157,544
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,400
-------------------------------------------------------------
Accrued transfer agent fees                             2,076
-------------------------------------------------------------
Accrued operating expenses                             37,002
=============================================================
    Total liabilities                              12,948,947
=============================================================
Net assets applicable to shares outstanding      $298,035,982
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $259,256,338
-------------------------------------------------------------
Undistributed net investment income                    13,423
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (270,422)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       39,036,643
=============================================================
                                                 $298,035,982
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $293,161,911
_____________________________________________________________
=============================================================
Series II                                        $  4,874,071
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           24,298,671
_____________________________________________________________
=============================================================
Series II                                             405,738
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.06
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,166)                                        $ 1,436,566
------------------------------------------------------------
Dividends from affiliated money market funds         346,925
------------------------------------------------------------
Interest                                                 640
============================================================
    Total investment income                        1,784,131
============================================================

EXPENSES:

Advisory fees                                      1,192,366
------------------------------------------------------------
Administrative services fees                         447,630
------------------------------------------------------------
Custodian fees                                        61,710
------------------------------------------------------------
Distribution fees -- Series II                         5,236
------------------------------------------------------------
Transfer agent fees                                   12,488
------------------------------------------------------------
Trustees' fees                                         9,529
------------------------------------------------------------
Other                                                 42,092
============================================================
    Total expenses                                 1,771,051
============================================================
Less: Fees waived and expense offset
  arrangements                                        (5,161)
============================================================
    Net expenses                                   1,765,890
============================================================
Net investment income                                 18,241
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,119,954
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           41,836,612
============================================================
Net gain from investment securities               44,956,566
============================================================
Net increase in net assets resulting from
  operations                                     $44,974,807
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     18,241    $   (78,935)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            3,119,954     (1,713,107)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       41,836,612     (3,274,673)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 44,974,807     (5,066,715)
=========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (1,650,955)            --
-----------------------------------------------------------------------------------------
  Series II                                                        (26,270)            --
=========================================================================================
    Decrease in net assets resulting from distributions         (1,677,225)            --
=========================================================================================
Share transactions-net:
  Series I                                                     182,089,750     63,740,733
-----------------------------------------------------------------------------------------
  Series II                                                      3,163,852        775,016
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              185,253,602     64,515,749
=========================================================================================
    Net increase in net assets                                 228,551,184     59,449,034
=========================================================================================

NET ASSETS:

  Beginning of year                                             69,484,798     10,035,764
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $13,423 and $(4,818) for 2003 and 2002,
    respectively)                                             $298,035,982    $69,484,798
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean

                       AIM V.I. MID CAP CORE EQUITY FUND
     between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2003. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $5,000.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the participants of separate accounts and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2003, the Fund paid AIM $447,630 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $10,522 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid 5,236.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                             UNREALIZED
                              MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                           12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $ 7,477,972    $ 74,372,576   $ 50,509,838        $--         $31,340,710    $175,132       $--
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            7,477,972      74,372,576     50,509,838         --          31,340,710    171,793         --
=================================================================================================================================
                              $14,955,944    $148,745,152   $101,019,676        $--         $62,681,420    $346,925       $--
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $161 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $161.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,878 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003       2002
------------------------------------------------------------
Distributions paid from ordinary income   $1,677,225    $--
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    242,829
-------------------------------------------------------------
Unrealized appreciation -- investments             38,545,543
-------------------------------------------------------------
Temporary book/tax differences                         (8,728)
-------------------------------------------------------------
Shares of beneficial interest                     259,256,338
=============================================================
Total net assets                                 $298,035,982
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains

                       AIM V.I. MID CAP CORE EQUITY FUND
and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.
NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $196,482,686 and $49,599,546, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $39,267,871
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (722,328)
============================================================
Net unrealized appreciation of investment
  securities                                     $38,545,543
____________________________________________________________
============================================================
Cost of investments for tax purposes is $271,773,250.

NOTE 9--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------
                                  2003                         2002
                       --------------------------    ------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold:
  Series I             18,564,670    $196,407,917    7,099,303    $71,687,663
-----------------------------------------------------------------------------
  Series II               365,523       4,040,389       84,599        847,018
=============================================================================
Reacquired:
  Series I             (1,431,786)    (14,318,167)    (820,000)    (7,946,930)
-----------------------------------------------------------------------------
  Series II               (87,420)       (876,537)      (7,021)       (72,002)
=============================================================================
                       17,410,987    $185,253,602    6,356,881    $64,515,749
_____________________________________________________________________________
=============================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                SERIES I
                                                              --------------------------------------------

                                                                    YEAR ENDED          SEPTEMBER 10, 2001
                                                                   DECEMBER 31,         (DATE OPERATIONS
                                                              ----------------------    COMMENCED) TO
                                                                2003          2002      DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.53       $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)    (0.02)(a)          0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.60         (1.17)           0.74
==========================================================================================================
    Total from investment operations                              2.60         (1.19)           0.74
==========================================================================================================
Less distributions:
  Dividends from net investment income                              --            --           (0.02)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.07)           --              --
==========================================================================================================
Net asset value, end of period                                $  12.06       $  9.53          $10.72
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  27.31%       (11.10)%          7.37%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $293,162       $68,271          $9,500
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.07%(c)      1.30%           1.27%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.07%(c)      1.30%           5.16%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets       0.01%(c)     (0.22)%         (0.08)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                          37%           36%             20%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $162,369,892.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND


                                                                                SERIES II
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 10, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------        DECEMBER 31,
                                                               2003         2002              2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.51       $ 10.71              $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)(a)     (0.04)(a)           (0.01)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.60         (1.16)               0.73
============================================================================================================
    Total from investment operations                            2.57         (1.20)               0.72
============================================================================================================
Less distributions:
  Dividends from net investment income                            --            --               (0.01)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.07)           --                  --
============================================================================================================
Net asset value, end of period                                $12.01       $  9.51              $10.71
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                27.05%       (11.20)%              7.22%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,874       $ 1,214              $  536
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.32%(c)      1.45%               1.44%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.32%(c)      1.55%               5.44%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.24)%(c)    (0.37)%             (0.25)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                        37%           36%                 20%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,094,331.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                       AIM V.I. MID CAP CORE EQUITY FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                                  OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.       None
  Trustee, Chairman and                             (financial services holding company); and Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment advisor),
                                                    A I M Distributors, Inc. (registered broker dealer),
                                                    AIM Investment Services, Inc., (registered transfer
                                                    agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
-----------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M   None
  Trustee and Executive Vice                        Management Group Inc. (financial services holding
  President                                         company); Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment advisor);
                                                    Director, A I M Capital Management, Inc. (registered
                                                    investment advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and Chairman, AIM
                                                    Investment Services, Inc. (registered transfer agent),
                                                    and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and Chief
                                                    Executive Officer of NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie                 Badgley Funds, Inc.
  Trustee                                                                                                    (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie          company)
-----------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology     ACE Limited (insurance
  Trustee                                           consulting company)                                      company); and
                                                                                                             Captaris, Inc.
                                                                                                             (unified messaging
                                                                                                             provider)
-----------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business      Cortland Trust, Inc.
  Trustee                                           corporations, including the Boss Group Ltd. (private     (Chairman) (registered
                                                    investment and management) and Magellan Insurance        investment company);
                                                    Company                                                  Annuity and Life Re
                                                                                                             (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive        (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                                  None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer, Mercantile-Safe
                                                    Deposit & Trust Co.; and President, Mercantile
                                                    Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group,     Administaff, Discovery
  Trustee                                           Inc. (government affairs company) and Texana Timber LP   Global Education Fund
                                                    (sustainable forestry company)                           (non-profit)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                            (registered investment
                                                                                                              company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                                None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations   None
  Trustee                                              Hines Interests Limited Partnership (real estate
                                                       development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and         N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and General Counsel,
                                                       Liberty Financial Companies, Inc.; and Senior Vice
                                                       President and General Counsel, Liberty Funds Group,
                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer and      N/A
  Vice President                                       Senior Investment Officer, A I M Capital Management,
                                                       Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market         N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M     N/A
  Vice President                                       Advisors, Inc. and A I M Capital Management, Inc.;
                                                       and Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors,     N/A
  Vice President and Treasurer                         Inc.; Senior Vice President, AIM Investment
                                                       Services, Inc.; and Vice President, A I M
                                                       Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,        N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and President,   N/A
  Vice President                                       Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 71.58% is eligible for the dividends received deduction for corporations.
                       AIM V.I. MID CAP CORE EQUITY FUND

                                                      AIM V.I. MONEY MARKET FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                                  AIM V.I. MONEY MARKET FUND seeks to provide as
                                               high a level of current income as
                                                          is consistent with the
                                          preservation of capital and liquidity.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                               AIM V.I. MONEY MARKET FUND

LOW INTEREST RATES
CONTINUE TO LIMIT FUND'S YIELD

As of December 31, 2003, the seven-day          For the first half of the year, the           AIM V.I. Money Market Fund was
yield for AIM V.I. Money Market Fund's       Federal Reserve (the Fed) kept the            affected by this decline in short-term
Series I shares and Series II shares was     short-term federal funds rate at 1.25%.       interest rates. Nonetheless, the fund
0.46% and 0.21%, respectively. As of the     On June 25, 2003, it reduced that rate to     continued to offer risk averse investors
same date, the fund's weighted average       1.00%, its lowest level since 1958. At        safety of principal during a year of
maturity stood at 42 days and its total      the time, the Fed said it favored a more      economic uncertainty. In an effort to
net assets were $79.9 million.               expansive monetary policy because the         achieve the fund's objectives, we
                                             economy had not yet exhibited sustainable     stressed:
MARKET CONDITIONS                            growth. By October, the Fed reported that
                                             economic expansion had increased and          o  safety--providing the highest
Amid a backdrop of generally improving       consumer spending was generally stronger,        possible safety of principal;
economic conditions, the S&P                 although the job market remained weak.
500--Registered Trademark-- Index            The Fed's November Beige Book report          o  liquidity--investing in securities
returned 28.67% for the year ended           cited "reasonably broad based" economic          that offer liquidity of assets; and
December 31, 2003. It declined at the        expansion in October and early November
beginning of 2003, dropping to its lowest    and noted that in most Federal Reserve        o  yield--seeking the highest possible
level of the year on March 11, and then      districts, wages and the prices of               yield consistent with safety of
rallied. All sectors of the S&P 500 Index    finished goods and services remained             principal.
recorded gains for the year. Information     fairly stable, retail spending increased
technology, materials, and consumer          on a year-over-year basis, manufacturing      IN CLOSING
discretionary were the top-performing        activity picked up, and residential real
sectors while telecommunications             estate activity remained strong while         During 2003, the fund attempted to
services, consumer staples, and health       commercial real estate activity remained      provide as high a level of current income
care were the weakest-performing sectors.    weak.                                         as was consistent with the preservation
                                                                                           of capital and liquidity.
   During this rally, the United States      YOUR FUND
and its allies took military action                                                                       ----------
against Iraq and toppled the regime of       Throughout 2003, the Fed maintained
Saddam Hussein. The nation's gross           shortterm interest rates at levels not        AIM Variable Insurance Funds are offered
domestic product, generally considered       seen in decades. As a result, yields on       through insurance company separate
the broadest measure of economic             bank savings accounts and money market        accounts to fund variable annuity
activity, expanded at an annualized rate     funds remained low by historical              contracts and variable life insurance
of 1.4% in the first quarter, 3.1% in the    standards. Although a money market fund       policies, and through certain pension or
second quarter, 8.2% in the third            seeks to maintain the value of one's          retirement plans. Performance figures
quarter, and 4.0% in the fourth quarter      investment at $1.00 per share, it is          given represent the fund and are not
of 2003. According to Bloomberg, as of       possible to lose money by investing in        intended to reflect actual variable
the close of the year, approximately 64%     the fund.                                     product values. They do not reflect sales
of the companies in the S&P 500 Index had                                                  charges, expenses and fees at the
reported third-quarter earnings that                                                       separate account level. Sales charges,
exceeded analysts' expectations.                                                           expenses and fees, which are determined
                                                                                           by the product issuers, will vary and
                                                                                           will lower the total return.

                                                                                              The unmanaged Standard & Poor's
                                                                                           Composite Index of 500 Stocks (the S&P
                                                                                           500 Index) is an index of common stocks
                                                                                           frequently used as a general measure of
                                                                                           U.S. stock market performance.

                                                                                              Bloomberg, Inc., is a well-known
                                                                                           independent financial research and
                                                                                           reporting firm.

                                                                                              Industry classifications used in this
                                                                                           report are generally according to the
                                                                                           Global Industry Classification Standard,
                                                                                           which was developed by and is the
                                                                                           exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International Inc.
                                                                                           and Standard & Poor's.

                                                                                              An investment in the fund is not a
                                                                                           deposit in a bank and is not insured or
                                                                                           guaranteed by the Federal Deposit
                                                                                           Insurance Corporation or any other
                                                                                           government agency.

                                                                                           A description of the policies and
                                                                                           procedures that the Fund uses to
                                                                                           determine how to vote proxies relating to
                                                                                           portfolio securities is available without
                                                                                           charge, upon request, by calling
                                                                                           800-959-4246, or on the AIM Web site,
                                                                                           AIMinvestments.com.

                                                                                             ====================================
                                                                                             TEAM MANAGED BY A I M ADVISORS, INC.
                                                                                             ====================================

                                                                                                                          VIMKT-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003


                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------
COMMERCIAL PAPER-16.04%(a)

ASSET-BACKED SECURITIES-FULLY
  BACKED-5.00%

Aquinas Funding LLC
  (Rabobank-ABS Program
  Sponsor) (Acquired 10/07/03;
  Cost $1,994,256)
  1.10%(b)                      01/09/04   $2,000   $ 1,999,511
---------------------------------------------------------------
  (Acquired 09/18/03; Cost
  $1,988,800) 1.12%(b)          03/16/04   2,000      1,995,334
===============================================================
                                                      3,994,845
===============================================================

ASSET-BACKED SECURITIES-MULTI-
  PURPOSE-0.41%

Sheffield Receivables Corp.
  (Barclays Bank PLC-New York
  Branch-ABS Program Sponsor)
  1.10%                         01/13/04     330        329,879
===============================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-4.38%

FCAR Owner Trust-Series II
  (Ford Motor Credit Co.-ABS
  Program Sponsor)
  1.09%                         02/13/04   2,000      1,997,396
---------------------------------------------------------------
New Center Asset Trust-Series
  A-1 (General Motors
  Acceptance Corp.-ABS Program
  Sponsor)
  1.10%                         02/17/04   1,500      1,497,846
===============================================================
                                                      3,495,242
===============================================================

OTHER DIVERSIFIED FINANCIAL
  SERVICES-5.00%

GE Capital International
  Funding, Inc.- Series A
  (Acquired 10/09/03; Cost
  $3,988,267)
  1.10%(b)                      01/13/04   4,000      3,998,533
===============================================================

REGIONAL BANKS-1.25%

Banque et Caisse d'Epargne de
  l'Etat (Luxembourg)
  1.18%                         06/07/04   1,000        994,821
===============================================================
    Total Commercial Paper
      (Cost $12,813,320)                             12,813,320
===============================================================

VARIABLE RATE DEMAND
  NOTES-15.92%(c)

INSURED-5.57%(d)(e)(f)

Michigan (State of) Western
  Michigan University; Taxable
  Series 2002 B RB,
  1.17%                         11/15/32   2,920      2,920,000
---------------------------------------------------------------
Omaha (City of), Nebraska;
  Special Tax Redevelopment
  Series B RB,
  1.22%                         02/01/13   1,530      1,530,000
===============================================================
                                                      4,450,000
===============================================================

                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------

LETTER OF CREDIT
  GUARANTEED-10.35%(d)(e)(g)

Albuquerque (City of), New
  Mexico (Ktech Corp.
  Project); Series 2002 IDR
  (LOC-Wells Fargo Bank N.A.),
  1.30%                         11/01/22   $1,725   $ 1,725,000
---------------------------------------------------------------
Corp. Finance Managers,
  Floating Rate Notes
  (LOC-Wells Fargo Bank N.A.),
  1.30%                         02/02/43   2,615      2,615,000
---------------------------------------------------------------
Dome Corp.; Floating Rate
  Notes (LOC-Wachovia Bank
  N.A.)
  (Acquired 12/20/02; Cost
  $665,000),
  1.14%(b)                      08/31/16     665        665,000
---------------------------------------------------------------
Folk Financial Services
  Inc.-Series A, Floating Rate
  Loan Program Notes
  (LOC-National City Bank),
  1.18%                         10/15/27   1,065      1,065,000
---------------------------------------------------------------
Moon (City of), Pennsylvania
  Industrial Development
  Authority (One Thorn Run
  Project); Series 1995 IDR
  (LOC-National City Bank),
  1.18%                         11/01/15   1,000      1,000,000
---------------------------------------------------------------
Roman Catholic Diocese of
  Charlotte, North Carolina;
  Series 2002 RB (LOC-Wachovia
  Bank N.A.),
  1.14%                         05/01/14   1,200      1,200,000
===============================================================
                                                      8,270,000
===============================================================
    Total Variable Rate Demand
      Notes (Cost $12,720,000)                       12,720,000
===============================================================

MASTER NOTE
  AGREEMENTS-11.27%(h)

Merrill Lynch Mortgage
  Capital, Inc.
  (Acquired 08/25/03; Cost
    $5,000,000)
  1.14%(b)(i)                   02/23/04   5,000      5,000,000
---------------------------------------------------------------
Morgan Stanley
  (Acquired 09/15/03; Cost
    $4,000,000)
  1.05%(b)(j)                   06/14/04   4,000      4,000,000
===============================================================
    Total Master Note
      Agreements (Cost
      $9,000,000)                                     9,000,000
===============================================================

CERTIFICATES OF DEPOSIT-10.76%

ABN AMRO Bank N.V.
  (Netherlands)
  1.38%                         08/27/04     600        600,179
---------------------------------------------------------------
Barclays Bank PLC (United
  Kingdom)
  1.27%                         07/22/04   1,000      1,000,000
---------------------------------------------------------------
HBOS Treasury Services PLC
  (United Kingdom)
  1.16%                         03/22/04   2,000      2,000,000
---------------------------------------------------------------
  1.15%                         06/29/04   2,000      2,000,000
---------------------------------------------------------------
National Australia Bank Ltd.
  (Australia)
  1.26%                         08/24/04   1,000      1,000,000
---------------------------------------------------------------

                           AIM V.I. MONEY MARKET FUND


                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------
Societe Generale (France)
  1.11%(k)                      10/01/04   $2,000   $ 1,999,471
===============================================================
    Total Certificates Of
      Deposit (Cost
      $8,599,650)                                     8,599,650
===============================================================

ASSET-BACKED NOTES-7.94%

CONSUMER RECEIVABLES-1.68%

Honda Auto Receivables 2003-2
  Owner Trust, Class A-1
  Notes,
  1.23%                         06/11/04     270        270,020
---------------------------------------------------------------
Nissan Auto Receivables 2003-B
  Owner Trust, Class A-1
  Notes,
  1.17%                         06/15/04   1,069      1,069,386
===============================================================
                                                      1,339,406
===============================================================

STRUCTURED-6.26%

Holmes Financing (No. 7) PLC
  (United Kingdom)-Series 1,
  Class A, Floating Rate
  Bonds,
  1.12%(k)                      04/15/04   5,000      5,000,000
===============================================================
    Total Asset-Backed Notes
      (Cost $6,339,406)                               6,339,406
===============================================================

U.S. GOVERNMENT AGENCY
  SECURITIES-6.26%

FEDERAL HOME LOAN BANK-6.26%

Unsec. Bonds,
  3.75%                         02/13/04   1,000      1,002,749
---------------------------------------------------------------
  1.03%                         07/23/04   2,000      2,000,000
---------------------------------------------------------------
  1.46%                         11/17/04   2,000      2,000,000
===============================================================
    Total U.S. Government
      Agency Securities (Cost
      $5,002,749)                                     5,002,749
===============================================================

FUNDING AGREEMENTS-3.75%

New York Life Insurance Co.
  (Acquired 04/03/03; Cost
  $3,000,000) 1.25%(b)(k)(l)    04/07/04   3,000      3,000,000
===============================================================
    Total Investments
      (excluding Repurchase
      Agreements) (Cost
      $57,475,125)                                   57,475,125
===============================================================

                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------

REPURCHASE AGREEMENTS-28.08%

ABN AMRO Bank N.V.-New York
  Branch (Netherlands)
  0.98%(m)                      01/02/04   $1,432   $ 1,432,227
---------------------------------------------------------------
Citigroup Global Markets Inc.
  0.98%(n)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Goldman, Sachs & Co.
  1.00%(o)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Greenwich Capital Markets,
  Inc.-New York Branch (United
  Kingdom)
  1.00%(p)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
JP Morgan Securities Inc.
  1.00%(q)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Morgan Stanley & Co. Inc.
  0.98%(r)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
UBS Warburg LLC-New York
  Branch (Switzerland)
  0.99%(s)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Wachovia Securities, Inc.
  1.00%(t)                      01/02/04   3,000      3,000,000
===============================================================
    Total Repurchase
      Agreements (Cost
      $22,432,227)                                   22,432,227
===============================================================
TOTAL INVESTMENTS-100.02%
  (cost $79,907,352)(u)                              79,907,352
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.02%)                                   (19,458)
===============================================================
NET ASSETS-100.00%                                  $79,887,894
_______________________________________________________________
===============================================================

                           AIM V.I. MONEY MARKET FUND

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $20,658,378, which represented 25.86% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest on these securities are taxable income to the Fund.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(e) Interest rates are redetermined weekly. Rates shown are rates in effect on 12/31/03.
(f) Principal and interest payments are secured by bond insurance provided by Ambac Assurance Corp.
(g) Principal and interest payments are guaranteed by the letter of credit agreement.
(h) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on 12/31/03.
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days notice. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on 12/31/03.
(k) Interest rates are redetermined monthly. Rates shown are rates in effect on 12/31/03.
(l) Security considered to be illiquid. The market value of this security considered illiquid at 12/31/03 represented 3.75% of the Fund's net assets.
(m) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,611. Collateralized by $243,696,000 U.S. Government obligations, 0% to 6.63% due 02/24/04 to 01/02/14 with an aggregate market value at 12/31/03 of $255,000,618.
(n) Joint repurchase agreement entered into 12/31/03 with a maturing value of $500,027,222. Collateralized by $516,663,000 U.S. Government obligations, 0% to 7% due 06/15/05 to 04/15/42 with an aggregate market value at 12/31/03 of $510,001,001.
(o) Joint repurchase agreement entered into 12/31/03 with a maturing value of $500,027,778. Collateralized by $503,392,668 U.S. Government obligations, 3.50% to 9.00% due 11/01/07 to 12/01/33 with an aggregate market value at 12/31/03 of $510,000,000.
(p) Joint repurchase agreement entered into 12/31/03 with a maturing value of $1,000,055,556. Collateralized by $1,000,601,378 U.S. Government
    obligations, 0% to 7.50% due 12/01/10 to 07/01/42 with an aggregate market value at 12/31/03 of $1,020,002,880.
(q) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,889. Collateralized by $242,644,210 U.S. Government obligations, 3.50% to 8.50% due 07/01/10 to 12/01/33 with an aggregate market value at 12/31/03 of $255,000,401.
(r) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,611. Collateralized by $248,968,766 U.S. Government obligations, 3.19% to 8.50% due 12/01/09 to 12/01/33 with an aggregate market value at 12/31/03 of $255,637,695.
(s) Joint repurchase agreement entered into 12/31/03 with a maturing value of $750,041,250. Collateralized by $748,530,991 U.S. Government obligations, 4.50% to 7.50% due 09/01/09 to 01/01/34 with an aggregate market value at 12/31/03 of $765,002,221.
(t) Joint repurchase agreement entered into 12/31/03 with a maturing value of $1,000,055,556. Collateralized by $1,027,984,250 U.S. Government
    obligations, 0% to 6% due 05/15/05 to 01/01/34 with an aggregate market value at 12/31/03 of $1,020,000,834.
(u) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, excluding repurchase agreements,
  at value (amortized cost)                      $57,475,125
------------------------------------------------------------
Repurchase agreements                             22,432,227
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    69,718
------------------------------------------------------------
  Interest                                            80,644
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    46,140
============================================================
    Total assets                                  80,103,854
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             112,920
------------------------------------------------------------
  Deferred compensation and retirement plans          49,906
------------------------------------------------------------
Accrued administrative services fees                  37,775
------------------------------------------------------------
Accrued distribution fees -- Series II                 1,594
------------------------------------------------------------
Accrued transfer agent fees                              396
------------------------------------------------------------
Accrued operating expenses                            13,369
============================================================
    Total liabilities                                215,960
============================================================
Net assets applicable to shares outstanding      $79,887,894
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $79,886,468
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           1,426
============================================================
                                                 $79,887,894
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $77,505,434
____________________________________________________________
============================================================
Series II                                        $ 2,382,460
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          77,504,035
____________________________________________________________
============================================================
Series II                                          2,382,433
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 1,343,799
============================================================

EXPENSES:

Advisory fees                                        430,021
------------------------------------------------------------
Administrative services fees                         234,416
------------------------------------------------------------
Custodian fees                                         3,348
------------------------------------------------------------
Distribution fees -- Series II                        10,355
------------------------------------------------------------
Transfer agent fees                                    4,567
------------------------------------------------------------
Trustees' fees                                        10,166
------------------------------------------------------------
Other                                                 25,302
============================================================
    Total expenses                                   718,175
============================================================
Net investment income                                625,624
============================================================
Net increase in net assets resulting from
  operations                                     $   625,624
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    625,624    $  1,493,720
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                          --           1,121
==========================================================================================
    Net increase in net assets resulting from operations           625,624       1,494,841
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (610,648)     (1,462,967)
------------------------------------------------------------------------------------------
  Series II                                                        (14,976)        (30,753)
==========================================================================================
  Decrease in net assets resulting from distributions             (625,624)     (1,493,720)
==========================================================================================
Share transactions-net:
  Series I                                                     (42,030,863)     (8,742,052)
------------------------------------------------------------------------------------------
  Series II                                                     (5,448,303)      6,833,408
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (47,479,166)     (1,908,644)
==========================================================================================
    Net increase (decrease) in net assets                      (47,479,166)     (1,907,523)
==========================================================================================

NET ASSETS:

  Beginning of year                                            127,367,060     129,274,583
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $0 and $0 for 2003 and 2002, respectively)      $ 79,887,894    $127,367,060
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements").

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

D. DISTRIBUTIONS -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $234,416 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and

                           AIM V.I. MONEY MARKET FUND
shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $4,870 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $10,355.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,805 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


NOTE 4--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003         2002
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $625,624    $1,493,720
______________________________________________________________
==============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    56,775
------------------------------------------------------------
Temporary book/tax differences                       (55,349)
------------------------------------------------------------
Shares of beneficial interest                     79,886,468
============================================================
Total net assets                                 $79,887,894
____________________________________________________________
============================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

                           AIM V.I. MONEY MARKET FUND

NOTE 6--SHARE INFORMATION

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                          2003                             2002
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     123,982,671    $ 123,982,671     110,861,797    $ 110,861,797
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                     81,320,924       81,320,924     214,772,526      214,772,526
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         610,648          610,648       1,462,967        1,462,967
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                         14,976           14,976          30,753           30,753
============================================================================================================================
Reacquired:
  Series I                                                    (166,624,182)    (166,624,182)   (121,066,816)    (121,066,816)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (86,784,203)     (86,784,203)   (207,969,871)    (207,969,871)
============================================================================================================================
                                                               (47,479,166)   $ (47,479,166)     (1,908,644)   $  (1,908,644)
____________________________________________________________________________________________________________________________
============================================================================================================================


NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2003           2002        2001       2000       1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $   1.00    $   1.00    $  1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01           0.01        0.04       0.06       0.05
----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                   (0.01)         (0.01)      (0.04)     (0.06)     (0.05)
======================================================================================================================
Net asset value, end of period                                $  1.00       $   1.00    $   1.00    $  1.00    $  1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.58%          1.19%       3.61%      5.83%      4.66%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $77,505       $119,536    $128,277    $73,864    $95,152
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.66%(b)       0.67%       0.64%      0.71%      0.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income to average net assets             0.59%(b)       1.18%       3.36%      5.66%      4.59%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $103,363,012.

                           AIM V.I. MONEY MARKET FUND


                                                                              SERIES II
                                                              -----------------------------------------
                                                                                      DECEMBER 16, 2001
                                                                   YEAR ENDED            (DATE SALES
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              --------------------      DECEMBER 31,
                                                               2003          2002           2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $ 1.00          $1.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.003         0.01           0.00
-------------------------------------------------------------------------------------------------------
Less distributions from net investment income                  (0.003)       (0.01)          0.00
=======================================================================================================
Net asset value, end of period                                $  1.00       $ 1.00          $1.00
_______________________________________________________________________________________________________
=======================================================================================================
Total return(a)                                                  0.33%        0.93%          0.05%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,382       $7,831          $ 997
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                          0.91%(b)     0.92%          0.89%(c)
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of net investment income to average net assets             0.34%(b)     0.93%          3.11%(c)
_______________________________________________________________________________________________________
=======================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $4,142,133.
(c)  Annualized.

NOTE 8--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas

                           AIM V.I. MONEY MARKET FUND
concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                           AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. MONEY MARKET FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                                  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993           Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                           (financial services holding company); and Director
  President                                       and Vice Chairman, AMVESCAP PLC and Chairman of
                                                  AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive Officer,
                                                  A I M Management Group Inc.; Director, Chairman
                                                  and President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered investment
                                                  advisor), A I M Distributors, Inc. (registered
                                                  broker dealer), AIM Investment Services, Inc.,
                                                  (registered transfer agent), and Fund Management
                                                  Company (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- Managed
                                                  Products
----------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003           Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                      A I M Management Group Inc. (financial services
  President                                       holding company); Director, Chairman and
                                                  President, A I M Advisors, Inc. (registered
                                                  investment advisor); Director, A I M Capital
                                                  Management, Inc. (registered investment advisor)
                                                  and A I M Distributors, Inc. (registered broker
                                                  dealer); Director and Chairman, AIM Investment
                                                  Services, Inc. (registered transfer agent), and
                                                  Fund Management Company (registered broker
                                                  dealer); and Chief Executive Officer, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President and Chief
                                                  Executive Officer, INVESCO Funds Group, Inc. and
                                                  INVESCO Distributors, Inc.; Chief Executive
                                                  Officer, AMVESCAP PLC -- Managed Products;
                                                  Chairman and Chief Executive Officer of
                                                  NationsBanc Advisors, Inc.; and Chairman of
                                                  NationsBanc Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001           Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                              (registered
                                                  Formerly: Partner, law firm of Baker & McKenzie      investment company)
----------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993           Chairman, Crockett Technology Associates             ACE Limited
  Trustee                                         (technology consulting company)                      (insurance company);
                                                                                                       and Captaris, Inc.
                                                                                                       (unified messaging
                                                                                                       provider)
----------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000           Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                         business corporations, including the Boss Group      (Chairman)
                                                  Ltd. (private investment and management) and         (registered
                                                  Magellan Insurance Company                           investment company);
                                                                                                       Annuity and Life Re
                                                  Formerly: Director, President and Chief Executive    (Holdings), Ltd.
                                                  Officer, Volvo Group North America, Inc.; Senior     (insurance company)
                                                  Vice President, AB Volvo; and director of various
                                                  affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998           Retired                                              None
  Trustee
                                                  Formerly: Chairman, Mercantile Mortgage Corp.;
                                                  President and Chief Operating Officer,
                                                  Mercantile-Safe Deposit & Trust Co.; and
                                                  President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First Century        Administaff,
  Trustee                                         Group, Inc. (government affairs company) and         Discovery Global
                                                  Texana Timber LP (sustainable forestry company)      Education Fund
                                                                                                       (non-profit)
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. MONEY MARKET FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                              Frankel LLP                                        (registered
                                                                                                          investment company)
-------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                              USA
-------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper              None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                            None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and          None
  Trustee                                              Operations Hines Interests Limited Partnership
                                                       (real estate development company)
-------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and Chief                      General Counsel, A I M Management Group Inc.
  Legal Officer                                        (financial services holding company) and A I M
                                                       Advisors, Inc.; Vice President, A I M Capital
                                                       Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and General
                                                       Counsel, Liberty Financial Companies, Inc.; and
                                                       Senior Vice President and General Counsel,
                                                       Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                       and Senior Investment Officer, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market     N/A
  Vice President                                       Research and Special Projects, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer,       N/A
  Vice President                                       A I M Advisors, Inc. and A I M Capital
                                                       Management, Inc.; and Vice President, AIM
                                                       Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice President,
                                                       A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management Officer,    N/A
  Vice President                                       A I M Capital Management, Inc; Director and
                                                       President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                       President, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   100 Church Street
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          New York, NY 10286
                                New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporations.
                           AIM V.I. MONEY MARKET FUND

                                                    AIM V.I. NEW TECHNOLOGY FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

      AIM V.I. NEW TECHNOLOGY FUND seeks to provide long-term growth of capital.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                    --Servicemark--


===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                             AIM V.I. NEW TECHNOLOGY FUND

STRENGTH IN TECHNOLOGY                                                                   either stocks of small-cap companies or
LIFTS FUND PERFORMANCE                                                                   stocks of companies with balance sheets
                                                                                         that did not meet our fundamental stock
For the year ended December 31, 2003,       S&P 500 Index had reported third-quarter     selection criteria. As a result, both
AIM V.I. New Technology Fund Series I       earnings that exceeded analysts'             groups tended to be absent from our
and Series II shares returned 52.38% and    expectations. The job market, while          portfolio.
51.95%, respectively. For the same          improving, continued to be weak,
period, the fund's broad market index,      however; the nation's unemployment rate         Nonetheless, the fund performed well
the S&P 500--Registered Trademark--         stood at 5.7% at the close of the year.      for the year--particularly its
Index, returned 28.67%; its                                                              semiconductor, communications
style-specific index, the PSE Technology       The Semiconductor Industry                semiconductor, and storage stocks.
100 Index, returned 52.14%; and its peer    Association, a trade group, reported         Because we believe that semiconductor
group index, the Lipper Science and         that worldwide sales of semiconductors       stocks have a high degree of operating
Technology Fund Index, returned 51.31%.     increased 4.5% from October to November      leverage (meaning that even a relatively
The fund outperformed the S&P 500 Index     2003, and that sales rose 25.7% from         modest increase in revenue can have a
because of its emphasis on stocks in the    November 2002 to November 2003. A survey     fairly dramatic effect on earnings), we
information technology sector.              of more than 600 technology executives       added to our semiconductor holdings
                                            conducted by Gartner, Inc. and Soundview     during the year. Communications
MARKET CONDITIONS                           Technology Group showed those executives     semiconductors is one group that we
                                            were increasingly confident about the        believe has bottomed but has yet to
As noted above, the S&P 500 Index           sustainability of higher capital             experience any dramatic improvement.
provided positive returns for the year      spending.                                    Stocks of companies in the computer
ended December 31, 2003. It declined at                                                  storage and peripherals industry
the beginning of 2003, dropping to its         In a speech, Federal Open Market          performed well despite a downturn in
lowest level of the year on March 11,       Committee member Ben Bernanke said that      capital expenditures, because storage
and then rallied. All sectors of the S&P    while "downside risks to the economy         has remained a priority for corporate
500 Index recorded gains for the year.      remain...finally, the business sector        chief information officers.
Information technology was the              appears to have emerged from its funk.
best-performing sector, returning           Corporate investment has been strong,           There were some industries that
47.23%.                                     particularly in equipment and software."     hindered fund performance, however. The
                                                                                         fund held some investments in the
   The nation's gross domestic product,     YOUR FUND                                    aerospace and defense industry and the
generally considered the broadest                                                        health care providers and services
measure of economic activity, expanded      After three difficult years, information     industry. These industries tend to be
at an annualized rate of 1.4% in the        technology stocks returned to investor       more appealing for their defensive
first quarter, 3.1% in the second           favor in 2003. As investors grew more        characteristics, and during 2003,
quarter, 8.2% in the third quarter, and     confident about economic and market          investors were willing to accept greater
4.0% in the fourth quarter of 2003.         trends, they rotated into technology         risk, and potential reward, in less
According to Bloomberg, as of the close     stocks. Unfortunately, within                defensive industries. Although holdings
of the year, approximately 64% of the       technology, many of the                      in both industries had positive absolute
companies in the                            strongest-performing stocks were             returns, they underperformed many of the
                                                                                         other industries in the portfolio after
                                                                                         failing to meet investor expectations
                                                                                         regarding earnings


====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03      10 INDUSTRIES* as of 12/31/03                FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.             5.3%     1. Semiconductors                    23.1%  Total returns 12/31/02-12/31/03,
 2. Intel Corp.                     5.0      2. Communications Equipment          19.0   excluding product issuer charges
 3. Microsoft Corp.                 3.6      3. Systems Software                  10.4
 4. EMC Corp.                       2.9      4. Application Software              10.1   Series I Shares                      52.38%
 5. Dell Inc.                       2.3      5. Semiconductor Equipment            7.4   Series II Shares                     51.95
 6. Yahoo! Inc.                     2.2      6. Computer Storage & Peripherals     4.6   S&P 500 Index                        28.67
 7. VERITAS Software Corp.          2.0      7. Computer Hardware                  4.2   (Broad Market Index)
 8. Applied Materials, Inc.         1.9      8. Internet Software & Services       3.7   PSE Technology 100 Index             52.14
 9. Texas Instruments Inc.          1.9      9. Electronic Manufacturing Services  3.6   (Style-specific Index)
10. QUALCOMM Inc.                   1.8     10. Electronic Equipment Manufacturers 1.8   Lipper Science and Technology Fund
                                                                                         Index                                51.31
                                                                                         (Peer Group Index)
                                                                                         Source: Lipper, Inc.
                                                                                         TOTAL NUMBER OF HOLDINGS*              103
                                                                                         TOTAL NET ASSETS             $20.6 million
====================================================================================================================================


                                                                                                                 ===================
                                                                                                                  Portfolio Manager
                                                                                                                    As of 12/31/03
                                                                                                                 William R. Keithler
                                                                                                                 ===================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                     AIM V.I. NEW TECHNOLOGY FUND

growth. Fortunately, specific holdings        RESULTS OF A $10,000 INVESTMENT
that underperformed accounted for a           10/18/93-12/31/03
relatively small percentage of total net      Index data from 10/31/93
assets.
                                                                                [LINE CHART]
   While the fund was fairly
aggressively positioned throughout the
year, we added stocks of companies                                                                                     AIM V.I.
leveraged to a recovery in information                                                           LIPPER SCIENCE     NEW TECHNOLOGY
technology spending. In particular, we                        PSE TECHNOLOGY       S&P 500       AND TECHNOLOGY       FUND-SERIES
increased the fund's exposure to the                            100 INDEX           INDEX          FUND INDEX          I SHARES
electronic manufacturing services
industry and the electronic distribution      10/18/1993          10000             10000             10000             10000
industry.                                     12/31/1993          10439             10024             10043             10891
                                              12/31/1994          12618             10156             10982             11669
   For the year, Nextel contributed to        12/31/1995          18638             13968             15216             14427
fund performance while Cerner detracted       12/31/1996          22371             17173             17791             17216
from fund performance. Nextel boasts the      12/31/1997          26839             22900             19185             19724
highest revenue per subscriber and the        12/31/1998          41494             29450             28190             24086
lowest customer turnover rate in the          12/31/1999          89790             35644             60303             49736
wireless industry. In October, the            12/31/2000          75229             32400             42047             31690
company announced record third quarter        12/31/2001          63500             28552             27447             16647
earnings. Cerner, a leading provider of       12/31/2002          42336             22244             16089              9135
information technology to the health          12/31/2003          64410             28621             24344             13923
care sector, surprised the market in
April by announcing that its first                                                                              Source: Lipper, Inc.
quarter revenues and earnings would be
below expectations. The company's stock       Past performance cannot guarantee comparable future results.
swiftly and significantly declined.
                                              In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always
IN CLOSING                                    represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale
We were pleased that investing in stocks      increment between $5,000 and $10,000 is the same as that between $10,000 and
of technology and science companies that      $20,000. In a linear chart, the latter scale increment would be twice as large. The
we believe are likely to benefit from         benefit of using a logarithmic scale is that it better illustrates performance
new or innovative products, services, or      during the fund's early years before reinvested distributions and compounding
processes provided positive total             create the potential for the original investment to grow to very large numbers. Had
returns for the year ended December 31,       the chart used a linear scale along its vertical axis, you would not be able to see
2003.                                         as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have
               ----------                     more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------      investor's shares, when redeemed, may be     obsolescence of products and services,
As of 12/31/03                                worth more or less than their original       short product cycles, and aggressive
                                              cost.                                        pricing. Many technology companies are
SERIES I SHARES                                                                            small and at an early state of
 10 Years                         2.49%          AIM Variable Insurance Funds are          development and, therefore, may be
  5 Years                       -10.39        offered through insurance company            subject to risks such as limited product
  1 Year                         52.38        separate accounts to fund variable           lines, markets, and financial and
                                              annuity contracts and variable life          managerial resources.
SERIES II SHARES*                             insurance policies, and through certain
 10 Years                         2.25%       pension or retirement plans. Performance     ABOUT INDEXES USED IN THIS REPORT
  5 Years                       -10.59        figures given represent the fund and are
  1 Year                         51.95        not intended to reflect actual variable      The unmanaged Lipper Science and
                                              product values. They do not reflect          Technology Fund Index represents an
*Series II shares were first offered          sales charges, expenses and fees at the      average of the performance of the 30
4/2/02. Returns prior to that date are        separate account level. Sales charges,       largest science and technology funds
hypothetical results based on the             expenses and fees, which are determined      tracked by Lipper, Inc., an independent
performance of Series I shares from           by the product issuers, will vary and        mutual fund performance monitor.
12/31/93, adjusted to reflect Series II       will lower the total return.
12b-1 fees. The Series I and Series II                                                     The unmanaged Pacific Stock Exchange
shares invest in the same portfolio of           Had the advisor not waived fees           Technology 100 Index (PSE Technology 100
securities and will have substantially        and/or reimbursed expenses, returns          Index) is a price-weighted index of 100
similar performance, except to the            would have been lower.                       listed and over-the-counter technology
extent that expenses borne by each class                                                   stocks from 15 technology-related
differ.                                       PRINCIPAL RISKS OF INVESTING IN THE FUND     industries.

Current performance may be lower or           Investing in a single-sector or                 The unmanaged Standard & Poor's
higher than the performance data quoted.      single-region mutual fund may involve        Composite Index of 500 Stocks (the S&P
Past performance cannot guarantee             greater risk and potential reward than       500 Index) is an index of common stocks
comparable future results. Due to             investing in a more diversified fund.        frequently used as a general measure of
significant market volatility, results                                                     U.S. stock market performance.
of an investment made today may differ           The fund may participate in the
substantially from the historical             initial public offering (IPO) market in         Bloomberg, Inc., is a well-known
performance shown. Please see your            some market cycles. Because of the           independent financial research and
financial advisor for more current            fund's small asset base, any investment      reporting firm.
performance. Fund performance figures         the fund may make in IPOs may
are historical, and they reflect fund         significantly affect the fund's total           A direct investment cannot be made in
expenses, the reinvestment of                 return. As the fund's assets grow, the       an index. Unless otherwise indicated,
distributions and changes in net asset        impact of IPO investments will decline,      index results include reinvested
value. The fund's investment return and       which may reduce the effect of IPO           dividends, and they do not reflect sales
principal value will fluctuate, so an         investments on the fund's total return.      charges. Performance of an index of
                                                                                           funds reflects fund expenses;
                                                 Investing in small and mid-size           performance of a market index does not.
                                              companies may involve risks not
                                              associated with investing in more               Industry classifications used in this
                                              established companies. Also, small           report are generally according to the
                                              companies may have business risk,            Global Industry Classification Standard,
                                              significant stock price fluctuations and     which was developed by and is the
                                              illiquidity.                                 exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International
                                              The value of the fund's shares is            Inc. and Standard & Poor's.
                                              particularly vulnerable to factors
                                              affecting the technology and science         A description of the policies and
                                              industries, such as substantial              procedures that the Fund uses to
                                              government regulations and the need for      determine how to vote proxies relating
                                              government approvals, dependency on          to portfolio securities is available
                                              consumer and business acceptance as new      without charge, upon request, by calling
                                              technologies evolve, and large and rapid     800-959-4246, or on the AIM Web site,
                                              price movements resulting from, among        AIMinvestments.com.
                                              other things, fierce competition in
                                              these industries. Additional factors
                                              affecting the technology and science
                                              industries and the value of fund shares
                                              include rapid

                                                                                                                          VINTE-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
DOMESTIC COMMON STOCKS-86.63%

APPLICATION SOFTWARE-6.89%

BEA Systems, Inc.(a)                           25,700    $   316,110
--------------------------------------------------------------------
Citrix Systems, Inc.(a)                         5,400        114,534
--------------------------------------------------------------------
Fair Issac Corp.                                2,400        117,984
--------------------------------------------------------------------
FileNet Corp.(a)                                5,100        138,108
--------------------------------------------------------------------
Intuit Inc.(a)                                  4,700        248,677
--------------------------------------------------------------------
Mercury Interactive Corp.(a)                    4,600        223,744
--------------------------------------------------------------------
Siebel Systems, Inc.(a)                        18,600        257,982
====================================================================
                                                           1,417,139
====================================================================

AUTO PARTS & EQUIPMENT-1.18%

Gentex Corp.                                    5,500        242,880
====================================================================

BIOTECHNOLOGY-0.51%

Gilead Sciences, Inc.(a)                        1,800        104,652
====================================================================

BROADCASTING & CABLE TV-0.95%

Comcast Corp.-Class A(a)                        2,800         92,036
--------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             3,000        103,350
====================================================================
                                                             195,386
====================================================================

COMMUNICATIONS EQUIPMENT-15.86%

ADTRAN, Inc.                                    2,800         86,800
--------------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)          4,300         86,645
--------------------------------------------------------------------
Avaya Inc.(a)                                  10,800        139,752
--------------------------------------------------------------------
Cisco Systems, Inc.(a)                         45,100      1,095,479
--------------------------------------------------------------------
Comverse Technology, Inc.(a)                    2,900         51,011
--------------------------------------------------------------------
Corning Inc.(a)                                14,900        155,407
--------------------------------------------------------------------
Emulex Corp.(a)                                 8,000        213,440
--------------------------------------------------------------------
Foundry Networks, Inc.(a)                       4,100        112,176
--------------------------------------------------------------------
Juniper Networks, Inc.(a)                      10,600        198,008
--------------------------------------------------------------------
Lucent Technologies Inc.(a)                    17,200         48,848
--------------------------------------------------------------------
McDATA Corp.-Class A(a)                         9,700         92,441
--------------------------------------------------------------------
Motorola, Inc.                                  9,300        130,851
--------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                 2,000         49,500
--------------------------------------------------------------------
QLogic Corp.(a)                                 3,700        190,920
--------------------------------------------------------------------
QUALCOMM Inc.                                   6,800        366,724
--------------------------------------------------------------------
Sonus Networks, Inc.(a)                         3,100         23,436
--------------------------------------------------------------------
Sycamore Networks, Inc.(a)                     13,300         69,692
--------------------------------------------------------------------
3Com Corp.(a)                                  12,700        103,759
--------------------------------------------------------------------
UTStarcom, Inc.(a)                              1,300         48,191
====================================================================
                                                           3,263,080
====================================================================

COMPUTER HARDWARE-4.22%

Dell Inc.(a)                                   14,100        478,836
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

Hewlett-Packard Co.                             4,000    $    91,880
--------------------------------------------------------------------
International Business Machines Corp.           3,200        296,576
====================================================================
                                                             867,292
====================================================================

COMPUTER STORAGE & PERIPHERALS-4.38%

EMC Corp.(a)                                   46,400        599,488
--------------------------------------------------------------------
Network Appliance, Inc.(a)                     14,700        301,791
====================================================================
                                                             901,279
====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.01%

Affiliated Computer Services, Inc.-Class A(a)   1,900        103,474
--------------------------------------------------------------------
Paychex, Inc.                                   2,800        104,160
====================================================================
                                                             207,634
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.14%

Amphenol Corp.-Class A(a)                       2,300        147,039
--------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                 3,800         87,020
====================================================================
                                                             234,059
====================================================================

ELECTRONIC MANUFACTURING SERVICES-2.38%

Jabil Circuit, Inc.(a)                          6,700        189,610
--------------------------------------------------------------------
KEMET Corp.(a)                                  3,100         42,439
--------------------------------------------------------------------
Sanmina-SCI Corp.(a)                           15,200        191,672
--------------------------------------------------------------------
Solectron Corp.(a)                             11,200         66,192
====================================================================
                                                             489,913
====================================================================

HEALTH CARE EQUIPMENT-0.96%

Boston Scientific Corp.(a)                      5,400        198,504
====================================================================

HOME ENTERTAINMENT SOFTWARE-0.63%

Electronic Arts Inc.(a)                         2,700        129,006
====================================================================

INTERNET RETAIL-1.63%

eBay Inc.(a)                                    5,200        335,868
====================================================================

INTERNET SOFTWARE & SERVICES-3.74%

VeriSign, Inc.(a)                              18,900        308,070
--------------------------------------------------------------------
Yahoo! Inc.(a)                                 10,200        460,734
====================================================================
                                                             768,804
====================================================================

IT CONSULTING & OTHER SERVICES-0.51%

Anteon International Corp.(a)                   2,900        104,545
====================================================================

MOVIES & ENTERTAINMENT-1.24%

Time Warner Inc.(a)                            14,200        255,458
====================================================================

                          AIM V.I. NEW TECHNOLOGY FUND

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

OFFICE ELECTRONICS-0.48%

Zebra Technologies Corp.-Class A(a)             1,500    $    99,555
====================================================================

SEMICONDUCTOR EQUIPMENT-6.47%

Applied Materials, Inc.(a)                     17,700        397,365
--------------------------------------------------------------------
Asyst Technologies, Inc.(a)                     3,400         58,990
--------------------------------------------------------------------
Axcelis Technologies, Inc.(a)                   3,500         35,770
--------------------------------------------------------------------
KLA-Tencor Corp.(a)                             3,600        211,212
--------------------------------------------------------------------
Lam Research Corp.(a)                          10,400        335,920
--------------------------------------------------------------------
Novellus Systems, Inc.(a)                       3,600        151,380
--------------------------------------------------------------------
Teradyne, Inc.(a)                               5,500        139,975
====================================================================
                                                           1,330,612
====================================================================

SEMICONDUCTORS-20.58%

Agere Systems Inc.-Class A(a)                  26,800         81,740
--------------------------------------------------------------------
Altera Corp.(a)                                 9,900        224,730
--------------------------------------------------------------------
Analog Devices, Inc.                            4,100        187,165
--------------------------------------------------------------------
Broadcom Corp.-Class A(a)                       7,300        248,857
--------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                  7,800        166,608
--------------------------------------------------------------------
Fairchild Semiconductor International,
  Inc.(a)                                       1,700         42,449
--------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)             1,100         31,339
--------------------------------------------------------------------
Intel Corp.                                    31,900      1,027,180
--------------------------------------------------------------------
Intersil Corp.-Class A                          5,800        144,130
--------------------------------------------------------------------
Linear Technology Corp.                         7,000        294,490
--------------------------------------------------------------------
Maxim Integrated Products, Inc.                 6,500        323,700
--------------------------------------------------------------------
Microchip Technology Inc.                       9,400        313,584
--------------------------------------------------------------------
National Semiconductor Corp.(a)                 6,900        271,929
--------------------------------------------------------------------
PMC-Sierra, Inc.(a)                             4,000         80,600
--------------------------------------------------------------------
Texas Instruments Inc.                         13,500        396,630
--------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                 21,200        124,444
--------------------------------------------------------------------
Xilinx, Inc.(a)                                 7,100        275,054
====================================================================
                                                           4,234,629
====================================================================

SYSTEMS SOFTWARE-10.41%

Adobe Systems Inc.                              3,400        133,620
--------------------------------------------------------------------
Computer Associates International, Inc.         8,300        226,922
--------------------------------------------------------------------
Microsoft Corp.                                26,900        740,826
--------------------------------------------------------------------
Oracle Corp.(a)                                23,800        314,160
--------------------------------------------------------------------
Symantec Corp.(a)                               9,400        325,710
--------------------------------------------------------------------
VERITAS Software Corp.(a)                      10,800        401,328
====================================================================
                                                           2,142,566
====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.46%

Nextel Communications, Inc.-Class A(a)          6,800        190,808
--------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                8,100        108,945
====================================================================
                                                             299,753
====================================================================
    Total Domestic Common Stocks (Cost
      $14,617,760)                                        17,822,614
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.47%

BERMUDA-1.45%

Accenture Ltd.-Class A (IT Consulting & Other
  Services)(a)                                  6,300    $   165,816
--------------------------------------------------------------------
Marvell Technology Group Ltd.
  (Semiconductors)(a)                           3,500        132,755
====================================================================
                                                             298,571
====================================================================

CANADA-1.46%

Cognos, Inc. (Application Software)(a)          4,500        137,790
--------------------------------------------------------------------
Nortel Networks Corp. (Communications
  Equipment)(a)                                38,300        162,009
====================================================================
                                                             299,799
====================================================================

CAYMAN ISLANDS-0.23%

Seagate Technology (Computer Storage &
  Peripherals)                                  2,550         48,195
====================================================================

FINLAND-0.75%

Nokia Oyj-ADR (Communications Equipment)        9,100        154,700
====================================================================

FRANCE-1.21%

Alcatel S.A.-ADR (Communications
  Equipment)(a)                                11,620        149,317
--------------------------------------------------------------------
Business Objects S.A.-ADR (Application
  Software)(a)                                  2,900        100,543
====================================================================
                                                             249,860
====================================================================

GERMANY-1.56%

SAP A.G.-ADR (Application Software)             7,700        320,012
====================================================================

ISRAEL-0.47%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                             1,700         96,407
====================================================================

JAPAN-0.28%

NEC Electronics Corp. (Semiconductors)
  (Acquired 11/25/03; Cost $58,418)(b)            800         58,420
====================================================================

NETHERLANDS-0.91%

ASML Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                  9,300        186,465
====================================================================

SINGAPORE-1.62%

Chartered Semiconductor Manufacturing
  Ltd.-ADR (Semiconductors)(a)                  7,800         78,546
--------------------------------------------------------------------
Flextronics International Ltd. (Electronic
  Manufacturing Services)(a)                   17,100        253,764
====================================================================
                                                             332,310
====================================================================

SOUTH KOREA-0.64%

Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment Manufacturers)
  (Acquired 11/25/03; Cost $130,963)(b)(c)        700        131,600
====================================================================

SWEDEN-0.91%

Ericsson (LM) Telefonaktiebolaget-ADR
  (Communications Equipment)(a)                10,600        187,620
====================================================================

                          AIM V.I. NEW TECHNOLOGY FUND

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

TAIWAN-1.17%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(a)                 15,859    $   162,396
--------------------------------------------------------------------
United Microelectronics Corp.-ADR
  (Semiconductors)(a)                          15,900         78,705
====================================================================
                                                             241,101
====================================================================

UNITED KINGDOM-0.81%

Amdocs Ltd. (Application Software)(a)           4,500        101,160
--------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                   2,600         65,104
====================================================================
                                                             166,264
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $2,492,974)                          2,771,324
====================================================================
TOTAL INVESTMENTS-100.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $17,110,734)              20,593,938
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.22%

Liquid Assets Portfolio(d)(e)                  845,744   $   845,744
--------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     845,744       845,744
====================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,691,488)                                    1,691,488
====================================================================
TOTAL INVESTMENTS-108.32% (Cost $18,802,222)              22,285,426
====================================================================
OTHER ASSETS LESS LIABILITIES-(8.32%)                     (1,711,862)
====================================================================
NET ASSETS-100.00%                                       $20,573,564
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
REGS  - Regulation S

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $190,020, which represented 0.92% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The market value of this security considered illiquid at 12/31/03 represented 0.64% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. NEW TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $17,110,734)*                                  $ 20,593,938
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,691,488)                                 1,691,488
-------------------------------------------------------------
Receivables for:
  Investments sold                                    157,506
-------------------------------------------------------------
  Fund shares sold                                      1,948
-------------------------------------------------------------
  Dividends                                             1,583
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     20,324
=============================================================
    Total assets                                   22,466,787
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               103,549
-------------------------------------------------------------
  Fund shares reacquired                               13,015
-------------------------------------------------------------
  Amount due custodian                                 24,686
-------------------------------------------------------------
  Deferred compensation and retirement plans           20,718
-------------------------------------------------------------
  Collateral upon return of securities loaned       1,691,488
-------------------------------------------------------------
Accrued administrative services fees                   12,130
-------------------------------------------------------------
Accrued distribution fees -- Series II                     62
-------------------------------------------------------------
Accrued transfer agent fees                               604
-------------------------------------------------------------
Accrued operating expenses                             26,971
=============================================================
    Total liabilities                               1,893,223
=============================================================
Net assets applicable to shares outstanding      $ 20,573,564
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 67,555,385
-------------------------------------------------------------
Undistributed net investment income (loss)            (20,489)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  option contracts                                (50,444,536)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        3,483,204
=============================================================
                                                 $ 20,573,564
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 20,472,401
_____________________________________________________________
=============================================================
Series II                                        $    101,163
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            5,821,884
_____________________________________________________________
=============================================================
Series II                                              28,847
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       3.52
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       3.51
_____________________________________________________________
=============================================================

* At December 31, 2003, securities with an aggregate market value of $1,657,153 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,246)                                         $   19,053
------------------------------------------------------------
Dividends from affiliated money market funds**        35,773
============================================================
  Total investment income                             54,826
============================================================

EXPENSES:

Advisory fees                                        172,440
------------------------------------------------------------
Administrative services fees                          90,109
------------------------------------------------------------
Custodian fees                                        24,180
------------------------------------------------------------
Distribution fees -- Series II                           171
------------------------------------------------------------
Transfer agent fees                                    7,031
------------------------------------------------------------
Trustees' fees                                         8,801
------------------------------------------------------------
Professional fees                                     22,450
------------------------------------------------------------
Other                                                 10,334
============================================================
    Total expenses                                   335,516
============================================================
Less: Fees waived and expense offset
  arrangements                                      (111,426)
============================================================
    Net expenses                                     224,090
============================================================
Net investment income (loss)                        (169,264)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            3,340,137
------------------------------------------------------------
  Foreign currencies                                    (252)
------------------------------------------------------------
  Option contracts written                            10,251
============================================================
                                                   3,350,136
============================================================
Change in net unrealized appreciation of
  investment securities                            3,878,997
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                  7,229,133
============================================================
Net increase in net assets resulting from
  operations                                      $7,059,869
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. NEW TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (169,264)   $   (261,922)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     3,350,136      (9,314,279)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       3,878,997      (4,612,766)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 7,059,869     (14,188,967)
=========================================================================================
Share transactions-net:
  Series I                                                     (1,187,477)     (5,805,609)
-----------------------------------------------------------------------------------------
  Series II                                                        53,427          28,202
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,134,050)     (5,777,407)
=========================================================================================
    Net increase (decrease) in net assets                       5,925,819     (19,966,374)
=========================================================================================

NET ASSETS:

  Beginning of year                                            14,647,745      34,614,119
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(20,489) and $(17,374) for 2003 and 2002,
    respectively)                                             $20,573,564    $ 14,647,745
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. NEW TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. New Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                          AIM V.I. NEW TECHNOLOGY FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and /or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $111,355.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $90,109 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $7,274 for such services.

                          AIM V.I. NEW TECHNOLOGY FUND

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $103 after AIM Distributors waived Plan fees of $68.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                            UNREALIZED
                              MARKET VALUE    PURCHASES      PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
                               12/31/2002      AT COST      FROM SALES    (DEPRECIATION)    12/31/2003     INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio        $  543,970    $4,913,900    $ (5,457,870)      $  --         $       --     $ 3,124       $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio              543,970     4,913,900      (5,457,870)         --                 --       3,239          --
=================================================================================================================================
    Subtotal                   $1,087,940    $9,827,800    $(10,915,740)      $  --         $       --     $ 6,363       $  --
=================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                            UNREALIZED
                              MARKET VALUE    PURCHASES      PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
                               12/31/2002      AT COST      FROM SALES    (DEPRECIATION)    12/31/2003     INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio        $       --    $ 8,642,273    $(7,796,529)      $  --         $  845,744     $14,956       $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio                   --      8,611,364     (7,765,620)         --            845,744      14,454          --
=================================================================================================================================
    Subtotal                   $       --    $17,253,637   $(15,562,149)      $  --         $1,691,488     $29,410       $  --
=================================================================================================================================

    Total                      $1,087,940    $27,081,437   $(26,477,889)      $  --         $1,691,488     $35,773       $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to the security lending counterparties of $1,743.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $2 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,600 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and

                          AIM V.I. NEW TECHNOLOGY FUND

Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $1,657,153 were on loan to brokers. The loans were secured by cash collateral of $1,691,488 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $29,410 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------
                                                           CALL OPTION CONTRACTS
                                                           ---------------------
                                                           NUMBER OF    PREMIUMS
                                                           CONTRACTS    RECEIVED
--------------------------------------------------------------------------------
Beginning of year                                              --      $     --
--------------------------------------------------------------------------------
Written                                                        80        10,251
--------------------------------------------------------------------------------
Expired                                                       (80)      (10,251)
================================================================================
End of year                                                    --      $     --
________________________________________________________________________________
================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                              $ 3,390,016
--------------------------------------------------------------------------------
Temporary book/tax differences                                          (21,413)
--------------------------------------------------------------------------------
Capital loss carryforward                                           (50,350,172)
--------------------------------------------------------------------------------
Post-October foreign currency loss deferral                                (252)
--------------------------------------------------------------------------------
Shares of beneficial interest                                        67,555,385
================================================================================
Total net assets                                                    $20,573,564
________________________________________________________________________________
================================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales, the deferral for tax purposes on certain straddle transactions and the tax treatment of foreign tax on certain stock dividends.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2009                                                   $41,103,653
--------------------------------------------------------------------------------
December 31, 2010                                                     9,246,519
================================================================================
Total capital loss carryforward                                     $50,350,172
________________________________________________________________________________
================================================================================

                          AIM V.I. NEW TECHNOLOGY FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $21,399,271 and $22,007,903, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $3,584,034
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (194,018)
============================================================
Net unrealized appreciation of investment
  securities                                      $3,390,016
____________________________________________________________
============================================================
Cost of investments for tax purposes is $18,895,410.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income was increased by $166,149, undistributed net realized gains increased by $252 and shares of beneficial interest decreased by $166,401. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2003                         2002
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,456,539    $ 4,372,901       966,802    $ 2,977,433
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                     177,932        587,571        27,100         76,719
====================================================================================================================
Reacquired:
  Series I                                                    (1,959,518)    (5,560,378)   (2,859,709)    (8,783,042)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (154,836)      (534,144)      (21,349)       (48,517)
====================================================================================================================
                                                                (479,883)   $(1,134,050)   (1,887,156)   $(5,777,407)
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on April 2, 2002.

                          AIM V.I. NEW TECHNOLOGY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2003          2002          2001       2000        1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  2.31       $  4.21       $ 18.53    $ 32.96    $  20.66
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.04)(a)     (0.05)      0.20       (0.14)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.24         (1.86)        (8.79)    (11.05)      18.46
========================================================================================================================
    Total from investment operations                             1.21         (1.90)        (8.84)    (10.85)      18.32
========================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --         (0.21)        --          --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         (5.27)     (3.58)      (6.02)
========================================================================================================================
    Total distributions                                            --            --         (5.48)     (3.58)      (6.02)
========================================================================================================================
Net asset value, end of period                                $  3.52       $  2.31       $  4.21    $ 18.53    $  32.96
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 52.38%       (45.13)%      (47.47)%   (36.29)%    106.52%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,472       $14,634       $34,614    $69,310    $108,428
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.30%(c)      1.30%         1.36%      1.31%       1.27%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.94%(c)      1.71%         1.49%      1.31%       1.27%
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.98)%(c)    (1.22)%       (1.14)%     0.74%      (0.62)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           128%          144%          289%       131%        124%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $17,175,645.

                          AIM V.I. NEW TECHNOLOGY FUND

                                                                         SERIES II
                                                              --------------------------------
                                                                                 APRIL 2, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 2.31             $  3.69
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)           (0.03)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.24               (1.35)
==============================================================================================
    Total from investment operations                               1.20               (1.38)
==============================================================================================
Net asset value, end of period                                   $ 3.51             $  2.31
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   51.95%             (37.40)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  101             $    13
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)            1.45%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              2.19%(c)            1.96%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.13)%(c)          (1.37)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          128%                144%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $68,396.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of

                          AIM V.I. NEW TECHNOLOGY FUND

Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 15--SIGNIFICANT EVENTS

On December 9, 2003, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") under which all of the assets of the Fund will be transferred to INVESCO VIF-Technology Fund ("Buying Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Buyer"). The Buyer will issue shares of each class of the Buying Fund to shareholders of the corresponding class of shares of the Fund. The Plan requires approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by the shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                          AIM V.I. NEW TECHNOLOGY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. New Technology Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. New Technology Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or period in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                          AIM V.I. NEW TECHNOLOGY FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/
POSITION(S) HELD WITH THE        OR OFFICER    PRINCIPAL OCCUPATION(S)                                      OTHER DIRECTORSHIP(S)
TRUST                            SINCE         DURING PAST 5 YEARS                                          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946    1993          Director and Chairman, A I M Management Group Inc.           None
  Trustee, Chairman and                        (financial services holding company); and Director and Vice
  President                                    Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                               Division (parent of AIM and a global investment management firm)
                                               Formerly: President and Chief Executive Officer, A I M
                                               Management Group Inc.; Director, Chairman and President,
                                               A I M Advisors, Inc. (registered investment advisor);
                                               Director and Chairman, A I M Capital Management, Inc.
                                               (registered investment advisor), A I M Distributors, Inc.
                                               (registered broker dealer), AIM Investment Services, Inc.,
                                               (registered transfer agent), and Fund Management Company
                                               (registered broker dealer); and Chief Executive Officer,
                                               AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951  2003          Director, President and Chief Executive Officer, A I M       None
  Trustee and Executive Vice                   Management Group Inc. (financial services holding company);
  President                                    Director, Chairman and President, A I M Advisors, Inc.
                                               (registered investment advisor); Director, A I M Capital
                                               Management, Inc. (registered investment advisor) and A I M
                                               Distributors, Inc. (registered broker dealer); Director and
                                               Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                               dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                               Division (parent of AIM and a global investment management firm)
                                               Formerly: Director, Chairman, President and Chief Executive
                                               Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                               Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                               Products; Chairman and Chief Executive Officer of
                                               NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                               Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939        2001          Of Counsel, law firm of Baker & McKenzie                     Badgley Funds, Inc.
  Trustee                                                                                                   (registered investment
                                               Formerly: Partner, law firm of Baker & McKenzie              company)
----------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology         ACE Limited (insurance
  Trustee                                      consulting company)                                          company); and
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
----------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941       2000          Director of a number of public and private business          Cortland Trust, Inc.
  Trustee                                      corporations, including the Boss Group Ltd. (private         (Chairman) (registered
                                               investment and management) and Magellan Insurance Company    investment company);
                                               Formerly: Director, President and Chief Executive Officer,   Annuity and Life Re
                                               Volvo Group North America, Inc.; Senior Vice President, AB   (Holdings), Ltd.
                                               Volvo; and director of various affiliated Volvo companies    (insurance company)
----------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935    1998          Retired                                                      None
  Trustee
                                               Formerly: Chairman, Mercantile Mortgage Corp.; President and
                                               Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                               Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.    Administaff, Discovery
  Trustee                                      (government affairs company) and Texana Timber LP            Global Education Fund
                                               (sustainable forestry company)                               (non-profit)
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. NEW TECHNOLOGY FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/      PRINCIPAL OCCUPATION(S)                                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE  DURING PAST 5 YEARS                                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993              Partner, law firm of Kramer Levin Naftalis and            Cortland Trust, Inc.
  Trustee                                           Frankel LLP                                               (registered investment
                                                                                                               company)
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      1998              Formerly: Chief Executive Officer, YWCA of the USA        None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        1993              Partner, law firm of Pennock & Cooper                     None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         2001              Retired                                                   None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          1993              Executive Vice President, Development and Operations      None
  Trustee                                           Hines Interests Limited Partnership (real estate
                                                    development company)
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003              Director, Senior Vice President, Secretary and General    N/A
  Senior Vice President and Chief                   Counsel, A I M Management Group Inc. (financial
  Legal Officer                                     services holding company) and A I M Advisors, Inc.; Vice
                                                    President, A I M Capital Management, Inc., A I M
                                                    Distributors, Inc.  and AIM Investment Services, Inc.;
                                                    and Director, Vice President and General Counsel, Fund
                                                    Management Company Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial Companies, Inc.; and
                                                    Senior Vice President and General Counsel, Liberty Funds
                                                    Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948         1993              Managing Director, Chief Fixed Income Officer and Senior  N/A
  Vice President                                    Investment Officer, A I M Capital Management, Inc.; and
                                                    Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          1993              Managing Director and Director of Money Market Research   N/A
  Vice President                                    and Special Projects, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943         1993              Vice President and Chief Compliance Officer, A I M        N/A
  Vice President                                    Advisors, Inc. and A I M Capital Management, Inc.; and
                                                    Vice President, AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004              Vice President and Fund Treasurer, A I M Advisors,        N/A
  Vice President and Treasurer                      Inc.; Senior Vice President, AIM Investment Services,
                                                    Inc.; and Vice President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       1993              Managing Director and Chief Management Officer, A I M     N/A
  Vice President                                    Capital Management, Inc; Director and President, Fund
                                                    Management Company; and Vice President, A I M Advisors,
                                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         1999              Vice President, A I M Advisors, Inc., and President,      N/A
  Vice President                                    Chief Executive Officer and Chief Investment Officer,
                                                    A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103


COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

                          AIM V.I. NEW TECHNOLOGY FUND

                                                    AIM V.I. PREMIER EQUITY FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

                 AIM V.I. PREMIER EQUITY FUND seeks long-term growth of capital.
                                                Income is a secondary objective.



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--





===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                            AIM V.I. PREMIER EQUITY FUND


AIM V.I. PREMIER EQUITY FUND
POSTS DOUBLE-DIGIT RETURNS FOR 2003

AIM V.I. Premier Equity Fund finished         mately 20.5% had reported earnings that      Virtually all sectors of the S&P 500
the fiscal year ended December 31, 2003,      met those estimates.                         Index made positive contributions to the
with total returns at net asset value of                                                   fund during the fiscal year. The
25.08% for Series I shares and 24.83%            By October, the Fed reported that         consumer discretionary and
for Series II shares. By comparison the       economic expansion had increased and         telecommunications services sectors were
fund's benchmarks, the S&P 500--Registered    consumer spending was generally              the strongest contributors. Within the
Trademark-- Index and the Lipper Large-Cap    stronger.                                    consumer discretionary sector, our
Core Fund Index, returned 28.67% and                                                       overweight position in retail and media
24.80%, respectively, for the year.              All sectors of the S&P 500 Index          stocks helped drive strong fund
                                              recorded gains for the fiscal year.          performance.
MARKET CONDITIONS                             Information technology, consumer
                                              discretionary and materials were the            Consumer strength remained solid
Amid a backdrop of generally improving        top-performing sectors while                 throughout the year, improving earnings
economic conditions, the S&P 500 Index        telecommunication services, consumer         and sentiment in the retail sector.
declined at the beginning of 2003,            staples and health care were the             Media companies benefited from the
dropping to its lowest level of the year      weakest-performing sectors.                  resumption of ad spending, as
on March 11. The index then rallied,                                                       corporations' outlooks brightened. Our
posting a cumulative total return of             Small- and mid-cap stocks generally       underweight position in regional Bell
40.86% from its low through the end of        outperformed large-cap stocks for the        operating companies and overweight
the reporting period.                         year. The performance of growth and          position in wireless services companies
                                              value stocks was similar, although           helped performance in
   The nation's gross domestic product,       mid-cap growth stocks generally              telecommunications.
generally considered the broadest             outperformed their value counterparts.
measure of economic activity, expanded                                                        Holdings in the financials and
at an annualized rate of 3.1% in the          YOUR FUND                                    information technology sectors generally
second quarter, 8.2% in the third                                                          hindered the fund's performance during
quarter, and 4.0% in the fourth quarter       During the past year, AIM added managers     the period. Within both sectors, the
of 2003. As of the close of the year,         with specific sector expertise to build      fund owned many companies that made
approximately 64% of the companies in         on the tactical changes made early in        positive contributions to the fund's
the S&P 500 Index had reported                the third quarter of 2002. At that time,     performance. Within both sectors the
third-quarter earnings that exceeded          managers and analysts changed from being     fund owned many companies that
analysts' expectations while approxi-         generalists to focusing on specific          contributed positively to the fund's
                                              sectors and industries to identify           performance. However, because of the
                                              stocks for the portfolio.                    fund's large-cap focus, the fund did not
                                                                                           own several small companies that
                                                                                           resulted in better performance for the
                                                                                           fund's benchmark.

                                                                                              Within the technology sector, we had
                                                                                           less exposure to the more economically
                                                                                           sensitive

===================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03        TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Pfizer,Inc.                       4.0%     1. Pharmaceuticals                 8.1%     Total returns 12/31/02-12/31/03,
 2. Citigroup Inc.                    3.9      2. Industrial Conglomerates        5.9      excluding product issuer charges
 3. Microsoft Corp.                   3.6      3. Systems Software                5.3
 4. General Electric Co.              3.6      4. Integrated Oil & Gas            4.7      Series I Shares                   25.08%
 5. Exxon Mobil Corp.                 2.8      5. Other Diversified Financial              Series II Shares                  24.83
 6. American International                        Services                        3.9      S&P 500 Index                     28.67
    Group, Inc.                       2.5      6. Diversified Banks               3.8      (Broad Market Index)
 7. Fannie Mae                        2.3      7. Computer Hardware               3.6      Lipper Large-Cap Core
 8. Procter & Gamble Co.              2.1      8. Household Products              3.4      Fund Index                        24.80
 9. Intel Corp.                       2.1      9. Semiconductors                  3.3      (Peer Group Index)
10. Bank of America Corp.             2.0     10. Investment Banking & Brokerage  3.2      Source: Lipper, Inc.
                                                                                           TOTAL NUMBER OF HOLDINGS*            95
                                                                                           TOTAL NET ASSETS          $1.77 Billion
===================================================================================================================================


                                                                                                ===================================
                                                                                                     PORTFOLIO MANAGEMENT TEAM
                                                                                                          AS OF 12/31/03
                                                                                                 ROBERT A. SHELTON, LEAD MANAGER
                                                                                                            ABEL GARCIA
                                                                                                         KELLIE K. VEAZEY
                                                                                                          MEGGAN M. WALSH
                                                                                                          MICHAEL YELLEN
                                                                                                ASSISTED BY THE PREMIER EQUITY TEAM
                                                                                                ===================================


*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                        AIM V.I. PREMIER EQUITY FUND

companies than the fund's benchmark, and      RESULTS OF A $10,000 INVESTMENT
we missed the performance opportunity.        5/05/93-12/31/03
Our strategy for long-term consistent         Index data from 4/30/93
growth precludes our focusing purely on
economically sensitive stocks such as                                          [LINE CHART]
many of those in the technology sector.
Thus, the underperformance of less                                          LIPPER LARGE-CAP        AIM V.I. PREMIER
economically sensitive companies                          S&P 500 INDEX     CORE FUND INDEX         EQUITY FUND-SERIES I
somewhat dampened the fund's
performance.
                                                5/5/1993      10000                  10000                10000
   During the year, we added materials        12/31/1993      10807                  10891                11482
sector stocks to the fund's portfolio         12/31/1994      10949                  10774                11946
and significantly boosted holdings in         12/31/1995      15058                  14195                16278
industrials and information technology.       12/31/1996      18513                  17012                18722
As expectations became too high in the        12/31/1997      24687                  21983                23157
consumer discretionary sector, we             12/31/1998      31748                  27904                30661
significantly decreased the fund's            12/31/1999      38425                  33304                39835
holdings in that sector.                      12/31/2000      34928                  30850                34002
                                              12/31/2001      30780                  26890                29728
   Among the portfolio's top-performing       12/31/2002      23980                  21180                20734
equities was Citigroup Inc., which in         12/31/2003      30854                  26434                25927
2003 overtook Japan's Mizuho Financial                                                                         Source: Lipper, Inc.
to become the world's largest financial       Past performance cannot guarantee comparable future results.
services firm. In September, the company
reported third-quarter earnings of $4.69      In evaluating this chart, please note that the chart uses a logarithmic scale
billion, a 27% increase over the prior        along the vertical axis (the value scale). This means that each scale increment
year and a company record. Another            always represents the same percent change in price; in a linear chart each scale
strong contributor was Best Buy Co.,          increment always represents the same absolute change in price. In this example,
Inc., the nation's leading consumer           the scale increment between $5,000 and $10,000 is the same as that between
electronics retailer, which announced a       $10,000 and $20,000. In a linear chart, the latter scale increment would be
42% increase in third-quarter earnings.       twice as large. The benefit of using a logarithmic scale is that it better
We sold the stock to secure profits for       illustrates performance during the fund's early years before reinvested
the portfolio when we thought sales           distributions and compounding create the potential for the original investment
estimates became unrealistically high in      to grow to very large numbers. Had the chart used a linear scale along its
November and December.                        vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a
   Detracting from fund performance was       logarithmic scale in financial reports of funds that have more than five years
HCA Inc., one of the nation's top             of performance history.
hospital operators, which experienced an
unexpected shortfall in patient volume        AVERAGE ANNUAL TOTAL RETURNS                 reflect actual variable product values.
and an increase in bad debt during the        ---------------------------------------      They do not reflect sales charges,
first quarter of 2003.                        As of 12/31/03                               expenses and fees at the separate
                                                                                           account level. These sales charges,
IN CLOSING                                    SERIES I SHARES                              expenses and fees, which are determined
                                              Inception (5/5/93)                9.35%      by the product issuers, will vary and
The fund's management team continues to         10 Years                        8.49       will lower the total return.
work diligently to meet the fund's               5 Years                       -3.30
objective of seeking long-term capital           1 Year                        25.08       PRINCIPAL RISKS OF INVESTING IN THE FUND
growth by investing in stocks of
companies that are undervalued relative       SERIES II SHARES*                            By prospectus, the fund may invest up to
to the stock market as a whole, and that        10 Years                        8.22       25% of its total assets in foreign
can provide growth with income as a              5 Years                       -3.53       securities. International investing
secondary objective. Our investment              1 Year                        24.83       presents certain risks not associated
discipline focuses on investing in                                                         with investing soley in the United
large-cap companies that we believe have      *Series II shares were first offered         States. These include risks relating to
the ability to provide consistent             9/19/01. Returns prior to that date are      fluctuations in the value of the U.S.
long-term growth.                             hypothetical results based on the            dollar relative to the values of other
                                              performance of Series I shares from          currencies, the custody arrangements
                                              12/31/93, adjusted to reflect Series II      made for the fund's foreign holdings,
                                              12b-1 fees. The Series I and Series II       differences in accounting, political
                                              shares invest in the same portfolio of       risks and the lesser degree of public
                                              securities and will have substantially       information required to be provided by
                                              similar performance, except to the           non-U.S. companies.
                                              extent that expenses borne by each class
                                              differ.                                      ABOUT INDEXES USED IN THIS REPORT

                                                 Current performance may be lower or       The unmanaged Standard & Poor's
                                              higher than the performance data quoted.     Composite Index of 500 Stocks (the S&P
                                              Past performance cannot guarantee            500) is an index of common stocks
                                              comparable future results. Due to            frequently used as a general measure of
                                              significant market volatility, results       U.S. stock market performance.
                                              of an investment made today may differ
                                              substantially from the historical               The unmanaged Lipper Large-Cap Core
                                              performance shown. Please see your           Fund Index represents an average of the
                                              financial advisor for more current           performance of the 30 largest
                                              performance. Fund performance figures        large-capitalization core equity funds
                                              are historical, and they reflect fund        tracked by Lipper, Inc., an independent
                                              expenses, the reinvestment of                mutual fund performance monitor.
                                              distributions and changes in net asset
                                              value. The fund's investment return and          A direct investment cannot be made in
                                              principal value will fluctuate, so an        an index. Unless otherwise indicated,
                                              investor's shares, when redeemed, may be     index results include reinvested
                                              worth more or less than their original       dividends, and they do not reflect sales
                                              cost.                                        charges. Performance of an index of funds
                                                                                           reflects fund expenses; performance of a
                                                 AIM Variable Insurance Funds are          market index does not.
                                              offered through insurance company
                                              separate accounts to fund variable              Industry classifications used in this
                                              annuity contracts and variable life          report are generally according to the
                                              insurance policies, and through certain      Global Industry Classification Standard,
                                              pension or retirement plans. Performance     which was developed by and is the
                                              figures given represent the fund and are     exclusive property and a service mark of
                                              not intended to                              Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.

                                                                                           A description of the policies and
                                                                                           procedures that the Fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, by calling
                                                                                           800-959-4246, or on the AIM Web site,
                                                                                           AIMinvestments.com.

                                                                                                                         VIPEQ-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.87%

ADVERTISING-1.69%

Omnicom Group Inc.                               341,900    $   29,858,127
==========================================================================

AEROSPACE & DEFENSE-1.42%

Lockheed Martin Corp.                            282,200        14,505,080
--------------------------------------------------------------------------
United Technologies Corp.                        112,500        10,661,625
==========================================================================
                                                                25,166,705
==========================================================================

AIR FREIGHT & LOGISTICS-0.32%

FedEx Corp.                                       84,850         5,727,375
==========================================================================

AIRLINES-0.65%

Southwest Airlines Co.                           712,600        11,501,364
==========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                       144,000         5,472,000
==========================================================================

APPAREL RETAIL-0.51%

Gap, Inc. (The)                                  391,500         9,086,715
==========================================================================

APPLICATION SOFTWARE-1.28%

SAP A.G.-ADR (Germany)                           366,000        15,210,960
--------------------------------------------------------------------------
BEA Systems, Inc.(a)                             608,300         7,482,090
==========================================================================
                                                                22,693,050
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.40%

Bank of New York Co., Inc. (The)                 750,400        24,853,248
==========================================================================

BIOTECHNOLOGY-1.55%

Amgen Inc.(a)                                    443,100        27,383,580
==========================================================================

BREWERS-0.98%

Anheuser-Busch Cos., Inc.                        331,200        17,447,616
==========================================================================

BROADCASTING & CABLE TV-3.01%

Clear Channel Communications, Inc.               189,600         8,878,968
--------------------------------------------------------------------------
Comcast Corp.-Class A(a)                         138,699         4,559,036
--------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 872,800        27,301,184
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              363,000        12,505,350
==========================================================================
                                                                53,244,538
==========================================================================

BUILDING PRODUCTS-0.56%

American Standard Cos. Inc.(a)                    99,300         9,999,510
==========================================================================

COMMUNICATIONS EQUIPMENT-2.89%

Nokia Oyj-ADR (Finland)                          980,000        16,660,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                         1,421,900        34,537,951
==========================================================================
                                                                51,197,951
==========================================================================

--------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

COMPUTER HARDWARE-3.65%

Dell Inc.(a)                                   1,031,500    $   35,029,740
--------------------------------------------------------------------------
International Business Machines Corp.            319,900        29,648,332
==========================================================================
                                                                64,678,072
==========================================================================

CONSUMER FINANCE-1.27%

American Express Co.                             315,200        15,202,096
--------------------------------------------------------------------------
SLM Corp.                                        192,500         7,253,400
==========================================================================
                                                                22,455,496
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.19%

Affiliated Computer Services, Inc.-Class A(a)    249,800        13,604,108
--------------------------------------------------------------------------
Paychex, Inc.                                    199,800         7,432,560
==========================================================================
                                                                21,036,668
==========================================================================

DEPARTMENT STORES-0.48%

Federated Department Stores, Inc.                182,000         8,577,660
==========================================================================

DIVERSIFIED BANKS-3.77%

Bank of America Corp.                            444,700        35,767,221
--------------------------------------------------------------------------
U.S. Bancorp                                     282,700         8,418,806
--------------------------------------------------------------------------
Wells Fargo & Co.                                383,400        22,578,426
==========================================================================
                                                                66,764,453
==========================================================================

DIVERSIFIED CAPITAL MARKETS-0.70%

J.P. Morgan Chase & Co.                          336,500        12,359,645
==========================================================================

DIVERSIFIED CHEMICALS-0.90%

Dow Chemical Co. (The)                           150,000         6,235,500
--------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                   210,100         9,641,489
==========================================================================
                                                                15,876,989
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.34%

Cendant Corp.(a)                                 841,300        18,735,751
--------------------------------------------------------------------------
Cintas Corp.                                      99,800         5,002,974
==========================================================================
                                                                23,738,725
==========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                     232,200         8,447,436
==========================================================================

ENVIRONMENTAL SERVICES-0.99%

Waste Management, Inc.                           591,000        17,493,600
==========================================================================

FOOTWEAR-1.00%

NIKE, Inc.-Class B                               259,600        17,772,216
==========================================================================

GENERAL MERCHANDISE STORES-1.71%

Target Corp.                                     788,000        30,259,200
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-0.96%

Guidant Corp.                                    122,900    $    7,398,580
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        156,200         9,582,870
==========================================================================
                                                                16,981,450
==========================================================================

HEALTH CARE FACILITIES-0.65%

HCA Inc.                                         267,600        11,496,096
==========================================================================

HOME IMPROVEMENT RETAIL-0.83%

Home Depot, Inc. (The)                           415,600        14,749,644
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.54%

Starwood Hotels & Resorts Worldwide, Inc.        264,500         9,514,065
==========================================================================

HOUSEHOLD PRODUCTS-3.35%

Clorox Co. (The)                                 272,600        13,237,456
--------------------------------------------------------------------------
Colgate-Palmolive Co.                            180,500         9,034,025
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                       371,700        37,125,396
==========================================================================
                                                                59,396,877
==========================================================================

HYPERMARKETS & SUPER CENTERS-2.01%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                     3,296,500         9,402,217
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            495,600        26,291,580
==========================================================================
                                                                35,693,797
==========================================================================

INDUSTRIAL CONGLOMERATES-5.88%

Tyco International Ltd. (Bermuda)                920,000        24,380,000
--------------------------------------------------------------------------
3M Co.                                           190,500        16,198,215
--------------------------------------------------------------------------
General Electric Co.                           2,050,100        63,512,098
==========================================================================
                                                               104,090,313
==========================================================================

INDUSTRIAL MACHINERY-2.57%

Ingersoll-Rand Co.-Class A (Bermuda)             137,500         9,333,500
--------------------------------------------------------------------------
Danaher Corp.                                    337,900        31,002,325
--------------------------------------------------------------------------
Dover Corp.                                      132,000         5,247,000
==========================================================================
                                                                45,582,825
==========================================================================

INTEGRATED OIL & GAS-4.72%

BP PLC-ADR (United Kingdom)                      378,600        18,683,910
--------------------------------------------------------------------------
ConocoPhillips                                   220,900        14,484,413
--------------------------------------------------------------------------
Exxon Mobil Corp.                              1,230,000        50,430,000
==========================================================================
                                                                83,598,323
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.24%

Merrill Lynch & Co., Inc.                        443,400        26,005,410
--------------------------------------------------------------------------
Morgan Stanley                                   543,700        31,463,919
==========================================================================
                                                                57,469,329
==========================================================================

--------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

IT CONSULTING & OTHER SERVICES-0.63%

Accenture Ltd.-Class A (Bermuda)(a)              421,800    $   11,101,776
==========================================================================

MANAGED HEALTH CARE-1.58%

Anthem, Inc.(a)                                  179,600        13,470,000
--------------------------------------------------------------------------
UnitedHealth Group Inc.                          250,300        14,562,454
==========================================================================
                                                                28,032,454
==========================================================================

MOVIES & ENTERTAINMENT-1.12%

Viacom Inc.-Class B                              445,500        19,771,290
==========================================================================

MULTI-LINE INSURANCE-2.49%

American International Group, Inc.               666,800        44,195,504
==========================================================================

OIL & GAS DRILLING-0.29%

GlobalSantaFe Corp. (Cayman Islands)             203,800         5,060,354
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.04%

Schlumberger Ltd. (Netherlands)                   92,700         5,072,544
--------------------------------------------------------------------------
BJ Services Co.(a)                               131,800         4,731,620
--------------------------------------------------------------------------
Halliburton Co.                                  334,900         8,707,400
==========================================================================
                                                                18,511,564
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.92%

Citigroup Inc.                                 1,431,000        69,460,740
==========================================================================

PHARMACEUTICALS-8.15%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       105,300         5,971,563
--------------------------------------------------------------------------
Allergan, Inc.                                   145,900        11,206,579
--------------------------------------------------------------------------
Johnson & Johnson                                421,200        21,759,192
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                103,400         7,272,122
--------------------------------------------------------------------------
Merck & Co. Inc.                                 190,400         8,796,480
--------------------------------------------------------------------------
Pfizer Inc.                                    1,993,000        70,412,690
--------------------------------------------------------------------------
Wyeth                                            445,300        18,902,985
==========================================================================
                                                               144,321,611
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

Chubb Corp. (The)                                165,500        11,270,550
==========================================================================

RESTAURANTS-1.06%

McDonald's Corp.                                 327,600         8,134,308
--------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             310,600        10,684,640
==========================================================================
                                                                18,818,948
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.80%

Applied Materials, Inc.(a)                       634,300        14,240,035
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTORS-3.32%

Analog Devices, Inc.                             481,200    $   21,966,780
--------------------------------------------------------------------------
Intel Corp.                                    1,141,800        36,765,960
==========================================================================
                                                                58,732,740
==========================================================================

SOFT DRINKS-2.17%

Coca-Cola Co. (The)                              437,400        22,198,050
--------------------------------------------------------------------------
PepsiCo, Inc.                                    347,200        16,186,464
==========================================================================
                                                                38,384,514
==========================================================================

SPECIALTY STORES-0.52%

Staples, Inc.(a)                                 340,500         9,295,650
==========================================================================

SYSTEMS SOFTWARE-5.34%

Computer Associates International, Inc.          455,800        12,461,572
--------------------------------------------------------------------------
Microsoft Corp.                                2,316,900        63,807,426
--------------------------------------------------------------------------
Oracle Corp.(a)                                  560,000         7,392,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                        293,400        10,902,744
==========================================================================
                                                                94,563,742
==========================================================================

THRIFTS & MORTGAGE FINANCE-2.79%

Fannie Mae                                       533,300        40,029,498
--------------------------------------------------------------------------
Freddie Mac                                      159,800         9,319,536
==========================================================================
                                                                49,349,034
==========================================================================

--------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

WIRELESS TELECOMMUNICATION SERVICES-1.21%

Vodafone Group PLC (United Kingdom)            3,977,910    $    9,837,043
--------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)           411,700        11,552,302
==========================================================================
                                                                21,389,345
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,470,486,817)                        1,698,164,509
==========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

U.S. TREASURY BILLS-0.32%

0.87%, 3/18/04 (Cost $5,739,362)(b)            $ 5,750,000(c) $    5,738,788
===========================================================================
    Total U.S. Treasury Securities (Cost
      $5,739,362)                                                 5,738,788
===========================================================================
                                                 SHARES

MONEY MARKET FUNDS-3.82%

Liquid Assets Portfolio(d)                      33,851,833       33,851,833
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                         33,851,833       33,851,833
===========================================================================
    Total Money Market Funds (Cost
      $67,703,666)                                               67,703,666
===========================================================================
TOTAL INVESTMENTS-100.01% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,543,929,845)                                             1,771,606,963
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.44%

Liquid Assets Portfolio(d)(e)                   43,116,875       43,116,875
---------------------------------------------------------------------------
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $43,116,875)                                         43,116,875
===========================================================================
TOTAL INVESTMENTS-102.45% (Cost
  $1,587,046,720)                                             1,814,723,838
===========================================================================
OTHER ASSETS LESS LIABILITIES-(2.45%)                           (43,348,733)
===========================================================================
NET ASSETS-100.00%                                           $1,771,375,105
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $1,476,226,179)*                             $1,703,903,297
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $110,820,541)                             110,820,541
-------------------------------------------------------------
Receivables for:
  Variation margin                                    116,000
-------------------------------------------------------------
  Fund shares sold                                    574,595
-------------------------------------------------------------
  Dividends                                         1,410,196
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     98,974
-------------------------------------------------------------
Other assets                                              188
=============================================================
    Total assets                                1,816,923,791
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,245,331
-------------------------------------------------------------
  Deferred compensation and retirement plans          152,561
-------------------------------------------------------------
  Collateral upon return of securities loaned      43,116,875
-------------------------------------------------------------
Accrued administrative services fees                  976,288
-------------------------------------------------------------
Accrued distribution fees -- Series II                 12,526
-------------------------------------------------------------
Accrued transfer agent fees                             4,484
-------------------------------------------------------------
Accrued operating expenses                             40,621
=============================================================
    Total liabilities                              45,548,686
=============================================================
Net assets applicable to shares outstanding    $1,771,375,105
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $2,376,692,742
-------------------------------------------------------------
  Undistributed net investment income               7,532,137
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign
    currencies, foreign currency contracts,
    futures contracts and option contracts       (842,605,091)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies, foreign
    currency contracts and futures contracts      229,755,317
=============================================================
                                               $1,771,375,105
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,748,961,285
_____________________________________________________________
=============================================================
Series II                                      $   22,413,820
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           86,446,438
_____________________________________________________________
=============================================================
Series II                                           1,113,135
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        20.23
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        20.14
_____________________________________________________________
=============================================================

 * At December 31, 2003, securities with an aggregate market value of $41,921,760 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $66,705)                                      $  19,673,654
-------------------------------------------------------------
Dividends from affiliated money market funds**      1,469,442
-------------------------------------------------------------
Interest                                              111,346
=============================================================
    Total investment income                        21,254,442
=============================================================

EXPENSES:

Advisory fees                                       9,744,790
-------------------------------------------------------------
Administrative services fees                        3,647,783
-------------------------------------------------------------
Custodian fees                                         65,242
-------------------------------------------------------------
Distribution fees -- Series II                         39,012
-------------------------------------------------------------
Transfer agent fees                                    54,313
-------------------------------------------------------------
Trustees' fees                                         30,360
-------------------------------------------------------------
Other                                                  39,455
=============================================================
    Total expenses                                 13,620,955
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (29,063)
=============================================================
    Net expenses                                   13,591,892
=============================================================
Net investment income                               7,662,550
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (114,465,642)
-------------------------------------------------------------
  Foreign currencies                                  (17,764)
-------------------------------------------------------------
  Foreign currency contracts                         (568,619)
-------------------------------------------------------------
  Futures contracts                                12,551,818
-------------------------------------------------------------
  Option contracts written                             82,495
=============================================================
                                                 (102,417,712)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                           453,125,684
-------------------------------------------------------------
  Foreign currencies                                    3,319
-------------------------------------------------------------
  Foreign currency contracts                           13,366
-------------------------------------------------------------
  Futures contracts                                 3,694,859
=============================================================
                                                  456,837,228
=============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts,
  futures contracts and option contracts          354,419,516
=============================================================
Net increase in net assets resulting from
  operations                                    $ 362,082,066
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    7,662,550    $     4,811,600
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              (102,417,712)      (437,099,882)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     456,837,228       (330,363,731)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  362,082,066       (762,652,013)
===============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (4,839,593)        (6,192,808)
-----------------------------------------------------------------------------------------------
  Series II                                                          (46,580)           (41,642)
===============================================================================================
Decrease in net assets resulting from distributions               (4,886,173)        (6,234,450)
===============================================================================================
Share transactions-net:
  Series I                                                      (124,161,266)      (271,364,143)
-----------------------------------------------------------------------------------------------
  Series II                                                        7,981,573         11,802,858
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (116,179,693)      (259,561,285)
===============================================================================================
    Net increase (decrease) in net assets                        241,016,200     (1,028,447,748)
===============================================================================================

NET ASSETS:

  Beginning of year                                            1,530,358,905      2,558,806,653
===============================================================================================
  End of year (including undistributed net investment income of $7,532,137 and $4,773,524 for 2003 and 2002,
    respectively)                                             $1,771,375,105    $ 1,530,358,905
_______________________________________________________________________________________________
===============================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                          AIM V.I. PREMIER EQUITY FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the future contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $28,785.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $3,647,783 of which AIM retained $368,429 for services provided by AIM.

                          AIM V.I. PREMIER EQUITY FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $59,580 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $39,012.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                         UNREALIZED                                  REALIZED
                        MARKET VALUE     PURCHASES     PROCEEDS FROM    APPRECIATION    MARKET VALUE    DIVIDEND    GAIN (LOSS)
                         12/31/2002       AT COST          SALES       (DEPRECIATION)    12/31/2003      INCOME     -----------
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $ 60,884,509    $198,821,682   $(225,854,358)        $--        $33,851,833    $  746,339       $--
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      60,884,509     198,821,682    (225,854,358)        --         $33,851,833       722,370       --
===============================================================================================================================
    Subtotal            $121,769,018    $397,643,364   $(451,708,716)        $--        $67,703,666    $1,468,709       $--
_______________________________________________________________________________________________________________________________
===============================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                          UNREALIZED                                   REALIZED
                        MARKET VALUE     PURCHASES     PROCEEDS FROM     APPRECIATION    MARKET VALUE     DIVIDEND    GAIN (LOSS)
                         12/31/2002       AT COST          SALES        (DEPRECIATION)    12/31/2003      INCOME*     -----------
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $         --    $101,119,575   $ (58,002,700)         $--        $ 43,116,875    $      733       $--
---------------------------------------------------------------------------------------------------------------------------------

    Total               $121,769,018    $498,762,939   $(509,711,416)         $--        $110,820,541    $1,469,442       $--
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to the security lending agent(s) of $30,236.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5 and reductions in custodian fees of $273 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $278.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

                          AIM V.I. PREMIER EQUITY FUND

    During the year ended December 31, 2003, the Fund paid legal fees of $7,926 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $41,921,760 were on loan to brokers. The loans were secured by cash collateral of $43,116,875 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $733 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                3,015        451,875
-----------------------------------------------------------
Closed                                (1,332)      (244,102)
-----------------------------------------------------------
Exercised                             (1,683)      (207,773)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2003, $2,850,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                     OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------
                        NO. OF         MONTH/         MARKET        UNREALIZED
CONTRACT               CONTRACTS     COMMITMENT        VALUE       APPRECIATION
-------------------------------------------------------------------------------
S&P 500 Index             160        Mar-04/Long    $44,424,000     $2,074,880
_______________________________________________________________________________
===============================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions paid from Ordinary
  income                               $4,886,173    $6,234,450
_______________________________________________________________
===============================================================

                          AIM V.I. PREMIER EQUITY FUND

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $    7,680,064
-------------------------------------------------------------
Unrealized appreciation -- investments            206,702,998
-------------------------------------------------------------
Temporary book/tax differences                       (126,578)
-------------------------------------------------------------
Capital loss carryforward                        (819,552,770)
-------------------------------------------------------------
Post-October currency loss deferral                   (21,351)
-------------------------------------------------------------
Shares of beneficial interest                   2,376,692,742
=============================================================
Total net assets                               $1,771,375,105
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain futures contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $3,319.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $250,136,976
-----------------------------------------------------------
December 31, 2010                               412,231,328
-----------------------------------------------------------
December 31, 2011                               157,184,466
===========================================================
Total capital loss carryforward                $819,552,770
___________________________________________________________
===========================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $724,974,919 and $765,332,804, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $251,372,459
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (44,672,780)
=============================================================
Net unrealized appreciation of investment
  securities                                     $206,699,679
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,608,024,159.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income was decreased by $17,764 and undistributed net realized gains increased by $17,764. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 13--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2003 and 2002 were as follows:

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      8,856,249    $ 156,752,191     12,952,884    $ 261,301,166
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       760,541       13,412,567        743,703       13,539,946
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        210,955        4,128,344        376,691        6,192,808
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         2,392           46,580          2,541           41,642
==========================================================================================================================
Reacquired:
  Series I                                                    (16,320,429)    (285,041,801)   (29,178,636)    (538,858,117)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (319,790)      (5,477,574)      (105,692)      (1,778,730)
==========================================================================================================================
                                                               (6,810,082)   $(116,179,693)   (15,208,509)   $(259,561,285)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2003             2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    16.22       $    23.35    $    27.30    $    33.50    $    26.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)          0.05(a)       0.06(a)       0.04(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.98            (7.11)        (3.50)        (4.94)         7.76
=================================================================================================================================
    Total from investment operations                              4.07            (7.06)        (3.44)        (4.90)         7.82
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)           (0.07)        (0.03)        (0.04)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --         (0.48)        (1.26)        (0.48)
=================================================================================================================================
    Total distributions                                          (0.06)           (0.07)        (0.51)        (1.30)        (0.57)
=================================================================================================================================
Net asset value, end of period                              $    20.23       $    16.22    $    23.35    $    27.30    $    33.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  25.08%          (30.26)%      (12.53)%      (14.68)%       29.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,748,961       $1,519,525    $2,558,120    $2,746,161    $2,383,367
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.85%(c)         0.85%         0.85%         0.84%         0.76%
=================================================================================================================================
Ratio of net investment income to average net assets              0.48%(c)         0.24%         0.24%         0.12%         0.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             50%              46%           40%           62%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,587,693,389.

                          AIM V.I. PREMIER EQUITY FUND


                                                                           SERIES II
                                                              -----------------------------------
                                                                                         SEPTEMBER
                                                                                         19,
                                                                                          2001
                                                                                          (DATE
                                                                                          SALES
                                                                                         COMMENCED)
                                                                    YEAR ENDED           TO
                                                                   DECEMBER 31,          DECEMBER
                                                              -----------------------      31,
                                                               2003            2002       2001
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.17         $ 23.34    $ 21.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04(a)         0.00(a)    0.00(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.97           (7.10)      2.85
=================================================================================================
    Total from investment operations                             4.01           (7.10)      2.85
=================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)          (0.07)     (0.03)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --      (0.48)
=================================================================================================
    Total distributions                                            --           (0.07)     (0.51)
=================================================================================================
Net asset value, end of period                                $ 20.14         $ 16.17    $ 23.34
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                 24.83%         (30.44)%    13.66%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,414         $10,834    $   687
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                          1.10%(c)        1.10%      1.10%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets      0.23%(c)       (0.01)%    (0.01)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                         50%             46%        40%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $15,604,957.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                          AIM V.I. PREMIER EQUITY FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                          AIM V.I. PREMIER EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, formerly AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                          AIM V.I. PREMIER EQUITY FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management      None
  Trustee, Chairman and                             Group Inc. (financial services holding
  President                                         company); and Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman of AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
-----------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive      None
  Trustee and Executive Vice                        Officer, A I M Management Group Inc.
  President                                         (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund
                                                    Management Company (registered broker
                                                    dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- AIM Division (parent of
                                                    AIM and a global investment management
                                                    firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO Funds
                                                    Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie     Badgley Funds, Inc.
  Trustee                                                                                        (registered investment
                                                    Formerly: Partner, law firm of Baker &       company)
                                                    McKinzie
-----------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates     ACE Limited (insurance
  Trustee                                           (technology consulting company)              company); and
                                                                                                 Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)
-----------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private   Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss    (Chairman) (registered
                                                    Group Ltd. (private investment and           investment company);
                                                    management) and Magellan Insurance Company   Annuity and Life Re
                                                                                                 (Holdings), Ltd.
                                                    Formerly: Director, President and Chief      (insurance company)
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated
                                                    Volvo companies
-----------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                      None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares
                                                    Corp.
-----------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First        Administaff, Discovery
  Trustee                                           Century Group, Inc. (government affairs      Global Education Fund
                                                    company) and Texana Timber LP (sustainable   (non-profit)
                                                    forestry company)
-----------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. PREMIER EQUITY FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis   Cortland Trust, Inc.
  Trustee                                              and Frankel LLP                              (registered investment
                                                                                                    company)
--------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of   None
  Trustee                                              the USA
--------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper        None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                                      None
  Trustee
--------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and    None
  Trustee                                              Operations Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
--------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary   N/A
  Senior Vice President and Chief                      and General Counsel, A I M Management
  Legal Officer                                        Group Inc. (financial services holding
                                                       company) and A I M Advisors, Inc.; Vice
                                                       President, A I M Capital Management, Inc.,
                                                       A I M Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and Director,
                                                       Vice President and General Counsel, Fund
                                                       Management Company
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; and Senior Vice President
                                                       and General Counsel, Liberty Funds Group,
                                                       LLC
--------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1993               Managing Director, Chief Fixed Income        N/A
  Vice President                                       Officer and Senior Investment Officer,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money      N/A
  Vice President                                       Market Research and Special Projects,
                                                       A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance          N/A
  Vice President                                       Officer, A I M Advisors, Inc. and A I M
                                                       Capital Management, Inc.; and Vice
                                                       President, AIM Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M     N/A
  Vice President and Treasurer                         Advisors, Inc.; Senior Vice President, AIM
                                                       Investment Services, Inc.; and Vice
                                                       President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Managing Director and Chief Management       N/A
  Vice President                                       Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management
                                                       Company; and Vice President, A I M
                                                       Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Vice President, A I M Advisors, Inc., and    N/A
  Vice President                                       President, Chief Executive Officer and
                                                       Chief Investment Officer, A I M Capital
                                                       Management, Inc.
--------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 100.00% is eligible for the dividends received deduction for corporations.
                          AIM V.I. PREMIER EQUITY FUND

                                                  AIM V.I. SMALL CAP EQUITY FUND
                                                               DECEMBER 31, 2003






                                                                   ANNUAL REPORT


               AIM V.I. SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.






YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--






=================================================
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
=================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                           AIM V.I. SMALL CAP EQUITY FUND

FUND POSTS DOUBLE-DIGIT GAINS                                                            YOUR FUND
FOR THE REPORTING PERIOD
                                                                                         We positioned the fund to take advantage
                                                                                         of an economic recovery. At the close of
We are pleased to send you this first       economic activity, expanded at an            the reporting period, the fund's three
report for AIM V. I. Small Cap Equity       annualized rate of 8.2% in the third         largest sector weightings were
Fund. Series I and Series II shares,        quarter and 4.0% in the fourth quarter of    financials, industrials and consumer
which commenced operations on August 29,    2003. The job market, while improving,       discretionary, all of which tend to be
2003, posted returns of 13.94% and          continued to be weak, however, as the        more economically sensitive. These also
13.88%, respectively, for the reporting     nation's unemployment rate stood at 5.7%     were the sectors that had the most
period ended December 31, 2003. The fund    at the close of the year.                    positive impact on fund performance in
outperformed the S&P 500(R) Index,                                                       the improving economic climate during the
frequently cited as a measure of the            During the reporting period, the         reporting period.
performance of the U.S. stock market in     Federal Reserve kept the short-term
general, which returned 10.98% over the     federal funds rate at 1.00%, its lowest          Consumer staples, information
same period. It also outperformed the       level since 1958. In October, the Fed        technology and energy were the
Lipper Small-Cap Core Fund Index and the    reported that economic expansion had         weakest-performing sectors for the fund.
Russell 2000(R) Index, which returned       increased and consumer spending was          The fund was overweight in technology
12.36% and 12.41%, respectively, for the    generally stronger, although the job         compared to the S&P 500. In our opinion,
reporting period.                           market remained weak.                        this was an appropriate strategy,
                                                                                         considering the strong performance of
    Small-cap stocks generally                  The S&P 500 declined in September,       information technology in recent months.
outperformed large-cap stocks, enabling     but rallied during the last three months     However, negative stock-specific factors
the fund to outperform the large-cap        of 2003. All sectors of the index posted     caused the fund's information technology
oriented S&P 500. Stock selections in the   gains for the final quarter of the year.     holdings generally to lag those of the
consumer discretionary, health care and     Materials, energy, industrials and           S&P 500.
industrials sectors helped the fund         consumer discretionary were among the
outperform the Russell 2000 Index.          better-performing sectors while                  Stocks that enhanced performance
                                            utilities, consumer staples and health       included Scientific Games, which operates
MARKET CONDITIONS                           care were among the weakest-performing       government lottery networks, and Wabash
                                            sectors in the fourth quarter.               National, a manufacturer of truck
Amid a backdrop of generally improving                                                   trailers. Scientific Games reported a 15%
economic conditions, the S&P 500 posted         Small- and mid-cap stocks generally      increase in revenue for the third quarter
gains for the reporting period ended        outperformed largecap stocks while value     of 2003. In November, the company also
December 31, 2003. The nation's gross       stocks generally outperformed growth         announced the completion of the
domestic product, generally considered      stocks in the final quarter of 2003.         acquisition of one of its major
the broadest measure of                                                                  competitors. Wabash National reported a
                                                                                         32% increase in sales for the third
                                                                                         quarter of the year.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS* as of 12/31/03         TOP 10 INDUSTRIES* as of 12/31/03            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Friedman, Billings, Ramsey Group,          1. Real Estate                        6.0    Cumulative returns 8/29/03-12/31/03,
    Inc.-Class A                        1.2    2. Diversified Commercial Services    5.2    excluding product issuer charges
 2. GrafTech International Ltd.         1.2    3. Trucking                           3.2
 3. Sierra Health Services, Inc.        1.1    4. Property & Casualty Insurance      2.9    Series I Shares                   13.94%
 4. United Surgical Partners                   5. Specialty Stores                   2.9    Series II Shares                  13.88
    International, Inc.                 1.1    6. Thrifts & Mortgage Finance         2.8    S&P 500 Index                     10.98
 5. R.H. Donnelly Corp.                 1.1    7. Biotechnology                      2.4    (Broad Market Index)
 6. Direct General Corp.                1.1    8. Electronic Equipment Manufacturers 2.2    Russell 2000 Index                12.41
 7. Infinity Property & Casualty Corp.  1.1    9. Communications Equipment           2.2    (Style-specific Index)
 8. ScanSource, Inc.                    1.1   10. Restaurants                        2.1    Lipper Small Cap Core Fund Index  12.36
 9. Wabash National Corp.               1.1                                                 (Peer Group Index)
10. Scientific Games Corp.-Class A      1.0
                                                                                            Source: Lipper, Inc.
                                                                                            TOTAL NUMBER OF HOLDINGS*           131
                                                                                            TOTAL NET ASSETS           $2.8 million
====================================================================================================================================

                                                                                            ========================================
                                                                                                  PORTFOLIO MANAGEMENT TEAM
                                                                                                        AS OF 12/31/03
                                                                                                       MICHAEL CHAPMAN
                                                                                                 PAUL J. RASPLICKA, LEAD MANAGER
                                                                                             ASSISTED BY THE SMALL/MID-CAP CORE TEAM
                                                                                            ========================================

*Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                      AIM V.I. SMALL CAP EQUITY FUND

    Friedman, Billings, Ramsey Group,        Current performance may be lower or           ABOUT INDEXES USED IN THIS REPORT
which provides investment-banking,           higher than the performance data quoted.
brokerage and asset management services      Past performance cannot guarantee             The unmanaged Standard & Poor's
to companies, institutions and wealthy       comparable future results. Due to             Composite Index of 500 Stocks (the S&P
individuals, also had a positive impact      significant market volatility, results of     500) is an index of common stocks
on fund performance. The company reported    an investment made today may differ           frequently used as a general measure of
net income of $57 million for the third      substantially from the historical             U.S. stock market performance.
quarter of 2003 compared to $15.1 million    performance shown. Please see your
for the same quarter of the previous         financial advisor for more current                The unmanaged Russell 2000 Index
year.                                        performance. Fund performance figures are     represents the performance of the stocks
                                             historical, and they reflect fund             of small-capitalization companies.
    Detracting from performance were         expenses, the reinvestment of
Centillium Communications, a broadband       distributions and changes in net asset            The unmanaged Lipper Small-Cap Core
communications technology company, and       value. The fund's investment return and       Fund Index represents an average of the
Intervideo, a provider of digital video      principal value will fluctuate, so an         performance of the 30 largest
and audio software for recording             investor's shares, when redeemed, may be      small-capitalization core equity funds
purposes. Although Centillium reported a     worth more or less than their original        tracked by Lipper, Inc., an independent
profit for the third quarter of the year,    cost.                                         mutual fund performance monitor.
it still experienced a loss for the nine
months ended September 30, 2003.             AIM Variable Insurance Funds are offered          A direct investment cannot be made in
InterVideo's stock declined after            through insurance company separate            an index. Unless otherwise indicated,
earnings were below expectations for the     accounts to fund variable annuity             index results include reinvested
first fiscal quarter of this newly public    contracts and variable life insurance         dividends, and they do not reflect sales
company. The fund no longer owns this        policies, and through certain pension or      charges. Performance of an index of funds
stock.                                       retirement plans. Performance figures         reflects fund expenses. Performance of a
                                             given represent the fund and are not          market index does not.
IN CLOSING                                   intended to reflect actual variable
                                             product values. They do not reflect sales         Industry classifications used in this
During the reporting period, we remained     charges, expenses and fees at the             report are generally according to the
committed to the fund's capitalization       separate account level.                       Global Industry Classification Standard,
target, selection criteria and sell                                                        which was developed by and is the
discipline. We are pleased to be able to         Sales charges, expenses and fees,         exclusive property and a service mark of
report the fund's positive performance       which are determined by the product           Morgan Stanley Capital International Inc.
for the period, and we appreciate your       issuers, will vary and will lower the         and Standard & Poor's.
participation in the fund.                   total return.
                                                                                           A description of the policies and
                                             PRINCIPAL RISKS OF INVESTING IN THE FUND      procedures that the Fund uses to
                                                                                           determine how to vote proxies relating to
                                             Investing in small and mid-size companies     portfolio securities is available without
                                             may involve risks not associated with         charge, upon request, by calling
                                             investing in more established companies.      800-959-4246, or on the AIM Web site,
                                             Also, small companies may have business       AIMinvestments.com.
                                             risk, significant stock price
                                             fluctuations and illiquidity.

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.29%

ADVERTISING-2.09%

ADVO, Inc.                                          900   $   28,584
--------------------------------------------------------------------
R.H. Donnelley Corp.(a)                             750       29,880
====================================================================
                                                              58,464
====================================================================

AIR FREIGHT & LOGISTICS-1.68%

Pacer International, Inc.(a)                      1,200       24,264
--------------------------------------------------------------------
UTi Worldwide Inc. (United Kingdom)                 600       22,758
====================================================================
                                                              47,022
====================================================================

AIRLINES-0.38%

AirTran Holdings, Inc.(a)                           900       10,710
====================================================================

APPAREL RETAIL-1.64%

Cache, Inc.(a)                                    1,200       24,996
--------------------------------------------------------------------
Stage Stores, Inc.(a)                               750       20,925
====================================================================
                                                              45,921
====================================================================

APPLICATION SOFTWARE-0.93%

Open Solutions Inc.(a)                              200        3,514
--------------------------------------------------------------------
ScanSoft, Inc.(a)                                 1,700        9,044
--------------------------------------------------------------------
Verint Systems Inc.(a)                              600       13,536
====================================================================
                                                              26,094
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.97%

Affiliated Managers Group, Inc.(a)                  400       27,836
--------------------------------------------------------------------
MCG Capital Corp.                                 1,400       27,300
====================================================================
                                                              55,136
====================================================================

AUTO PARTS & EQUIPMENT-1.03%

American Axle & Manufacturing Holdings,
  Inc.(a)                                           400       16,168
--------------------------------------------------------------------
LKQ Corp.(a)                                        700       12,565
====================================================================
                                                              28,733
====================================================================

BIOTECHNOLOGY-2.36%

OraSure Technologies, Inc.(a)                     1,300       10,348
--------------------------------------------------------------------
QLT Inc. (Canada)(a)                                800       15,080
--------------------------------------------------------------------
Serologicals Corp.(a)                             1,500       27,900
--------------------------------------------------------------------
United Therapeutics Corp.(a)                        550       12,622
====================================================================
                                                              65,950
====================================================================

BROADCASTING & CABLE TV-0.94%

Cumulus Media Inc.-Class A(a)                     1,200       26,400
====================================================================

                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------

BUILDING PRODUCTS-1.56%

ElkCorp.                                            800   $   21,360
--------------------------------------------------------------------
Griffon Corp.(a)                                  1,100       22,286
====================================================================
                                                              43,646
====================================================================

CASINOS & GAMING-1.03%

Scientific Games Corp.-Class A(a)                 1,700       28,917
====================================================================

COMMUNICATIONS EQUIPMENT-2.19%

Avocent Corp.(a)                                    700       25,564
--------------------------------------------------------------------
Centillium Communications, Inc.(a)                1,800       10,134
--------------------------------------------------------------------
Inter-Tel, Inc.                                     500       12,490
--------------------------------------------------------------------
Plantronics, Inc.(a)                                400       13,060
====================================================================
                                                              61,248
====================================================================

COMPUTER HARDWARE-0.52%

Pinnacle Systems, Inc.(a)                         1,700       14,501
====================================================================

COMPUTER STORAGE & PERIPHERALS-0.92%

Overland Storage, Inc.(a)                           500        9,400
--------------------------------------------------------------------
Synaptics Inc.(a)                                 1,100       16,478
====================================================================
                                                              25,878
====================================================================

CONSTRUCTION & ENGINEERING-0.72%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                              700       20,230
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.05%

Wabash National Corp.(a)                          1,000       29,300
====================================================================

CONSUMER FINANCE-1.29%

AmeriCredit Corp.(a)                                800       12,744
--------------------------------------------------------------------
Rewards Network Inc.(a)                           2,200       23,452
====================================================================
                                                              36,196
====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.87%

Alliance Data Systems Corp.(a)                      700       19,376
--------------------------------------------------------------------
Certegy Inc.                                        400       13,120
--------------------------------------------------------------------
Intrado Inc.(a)                                     900       19,755
====================================================================
                                                              52,251
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.16%

Corrections Corp. of America(a)                     950       27,388
--------------------------------------------------------------------
Integrated Alarm Services Group, Inc.(a)          2,600       22,100
--------------------------------------------------------------------
LECG Corp.(a)                                       700       16,023
--------------------------------------------------------------------
Navigant Consulting, Inc.(a)                      1,300       24,518
--------------------------------------------------------------------

                         AIM V.I. SMALL CAP EQUITY FUND


                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

NCO Group, Inc.(a)                                  800   $   18,216
--------------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A(a)               1,600       21,856
--------------------------------------------------------------------
Tetra Tech, Inc.(a)                                 700       17,402
--------------------------------------------------------------------
United Rentals, Inc.(a)                           1,300       25,038
====================================================================
                                                             172,541
====================================================================

DIVERSIFIED METALS & MINING-1.59%

Compass Minerals International, Inc.(a)           1,400       19,992
--------------------------------------------------------------------
CONSOL Energy Inc. (Acquired 9/17/2003; Cost
  $8,910)(a)(b)(c)                                  500       11,655
--------------------------------------------------------------------
CONSOL Energy Inc.                                  500       12,950
====================================================================
                                                              44,597
====================================================================

DRUG RETAIL-0.64%

NeighborCare, Inc.(a)                               900       17,775
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.22%

Aeroflex Inc.(a)                                  1,900       22,211
--------------------------------------------------------------------
Amphenol Corp.-Class A(a)                           300       19,179
--------------------------------------------------------------------
Varian Inc.(a)                                      500       20,865
====================================================================
                                                              62,255
====================================================================

ENVIRONMENTAL SERVICES-0.83%

Casella Waste Systems, Inc.-Class A(a)            1,700       23,273
====================================================================

FOOTWEAR-0.42%

Reebok International Ltd.                           300       11,796
====================================================================

GENERAL MERCHANDISE STORES-0.33%

Fred's, Inc.                                        300        9,294
====================================================================

HEALTH CARE EQUIPMENT-0.45%

Wilson Greatbatch Technologies, Inc.(a)             300       12,681
====================================================================

HEALTH CARE FACILITIES-2.07%

United Surgical Partners International,
  Inc.(a)                                           900       30,132
--------------------------------------------------------------------
VCA Antech, Inc.(a)                                 900       27,882
====================================================================
                                                              58,014
====================================================================

HEALTH CARE SERVICES-0.69%

US Oncology, Inc.(a)                              1,800       19,368
====================================================================

HEALTH CARE SUPPLIES-1.88%

Align Technology, Inc.(a)                           800       13,216
--------------------------------------------------------------------
PolyMedica Corp.                                    500       13,155
--------------------------------------------------------------------
Sola International Inc.(a)                        1,400       26,320
====================================================================
                                                              52,691
====================================================================

HOME FURNISHINGS-0.89%

Tempur-Pedic International Inc.(a)                1,600       24,800
====================================================================


                                                            MARKET
                                                SHARES      VALUE


--------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-0.42%

Kerzner International Ltd. (Bahamas)(a)             300   $   11,688
====================================================================

HOUSEHOLD PRODUCTS-0.08%

Rayovac Corp.(a)                                    100        2,095
====================================================================

HOUSEWARES & SPECIALTIES-1.76%

Jarden Corp.(a)                                   1,000       27,340
--------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                    800       21,864
====================================================================
                                                              49,204
====================================================================

INDUSTRIAL GASES-0.61%

Airgas, Inc.                                        800       17,184
====================================================================

INDUSTRIAL MACHINERY-0.92%

Kennametal Inc.                                     650       25,837
====================================================================

INTERNET SOFTWARE & SERVICES-1.34%

Digital Insight Corp.(a)                            500       12,450
--------------------------------------------------------------------
United Online, Inc.(a)                            1,500       25,185
====================================================================
                                                              37,635
====================================================================

INVESTMENT BANKING & BROKERAGE-0.71%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)                  200       20,000
====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.26%

iShares Nasdaq Biotechnology Index Fund(a)          100        7,195
====================================================================

IT CONSULTING & OTHER SERVICES-0.64%

DigitalNet Holdings, Inc.(a)                        400        7,800
--------------------------------------------------------------------
ManTech International Corp.-Class A(a)              400        9,980
====================================================================
                                                              17,780
====================================================================

LIFE & HEALTH INSURANCE-0.80%

American Medical Security Group, Inc.(a)          1,000       22,420
====================================================================

MANAGED HEALTH CARE-1.08%

Sierra Health Services, Inc.(a)                   1,100       30,195
====================================================================

MULTI-LINE INSURANCE-0.86%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 11/21/03-12/30/03; Cost
  $21,964)(a)(c)                                  2,100       24,150
====================================================================

OFFICE SERVICES & SUPPLIES-1.10%

Danka Business Systems PLC-ADR (United
  Kingdom)(a)                                     2,300       10,120
--------------------------------------------------------------------
Moore Wallace Inc. (Canada)(a)                    1,100       20,603
====================================================================
                                                              30,723
====================================================================

OIL & GAS EQUIPMENT & SERVICES-1.78%

FMC Technologies, Inc.(a)                           600       13,980
--------------------------------------------------------------------
Key Energy Services, Inc.(a)                      1,750       18,043
--------------------------------------------------------------------

                         AIM V.I. SMALL CAP EQUITY FUND


                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

W-H Energy Services, Inc.(a)                      1,100   $   17,820
====================================================================
                                                              49,843
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.46%

Comstock Resources, Inc.(a)                         700       13,510
--------------------------------------------------------------------
Southwestern Energy Co.(a)                        1,000       23,900
--------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                   550       13,541
--------------------------------------------------------------------
Westport Resources Corp.(a)                         600       17,916
====================================================================
                                                              68,867
====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Golar LNG Ltd. (Bermuda)(a)                         860       12,310
====================================================================

PACKAGED FOODS & MEATS-1.01%

Flowers Foods, Inc.                               1,100       28,380
====================================================================

PERSONAL PRODUCTS-0.96%

NBTY, Inc.(a)                                     1,000       26,860
====================================================================

PHARMACEUTICALS-1.21%

aaiPharma Inc.(a)                                   600       15,072
--------------------------------------------------------------------
Axcan Pharma Inc. (Canada)(a)                     1,200       18,780
====================================================================
                                                              33,852
====================================================================

PROPERTY & CASUALTY INSURANCE-2.90%

Direct General Corp.                                900       29,790
--------------------------------------------------------------------
Infinity Property & Casualty Corp.                  900       29,745
--------------------------------------------------------------------
Navigators Group, Inc. (The)(a)                     700       21,609
====================================================================
                                                              81,144
====================================================================

PUBLISHING-0.93%

Journal Communications, Inc.-Class A              1,400       25,942
====================================================================

RAILROADS-0.90%

Genesee & Wyoming Inc.-Class A(a)                   800       25,200
====================================================================

REAL ESTATE-5.95%

American Financial Realty Trust                   1,300       22,165
--------------------------------------------------------------------
American Home Mortgage Investment Corp.             600       13,506
--------------------------------------------------------------------
Ashford Hospitality Trust(a)                      2,100       19,719
--------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-12/23/03; Cost $22,179(a)(c)           1,400       23,450
--------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               1,500       34,620
--------------------------------------------------------------------
Highland Hospitality Corp.(a)                     2,300       25,070
--------------------------------------------------------------------
Luminent Mortgage Capital, Inc.(a)                2,000       28,200
====================================================================
                                                             166,730
====================================================================

REGIONAL BANKS-0.41%

Texas Capital Bancshares, Inc.(a)                   800       11,570
====================================================================


                                                            MARKET
                                                SHARES      VALUE


--------------------------------------------------------------------

RESTAURANTS-2.11%

Landry's Restaurants, Inc.                          600   $   15,432
--------------------------------------------------------------------
Ruby Tuesday, Inc.                                  600       17,094
--------------------------------------------------------------------
Volume Services America Holdings, Inc.-IDS(d)     1,600       26,640
====================================================================
                                                              59,166
====================================================================

SEMICONDUCTOR EQUIPMENT-0.47%

Axcelis Technologies, Inc.(a)                     1,300       13,286
====================================================================

SEMICONDUCTORS-2.00%

AMIS Holdings, Inc.(a)                            1,200       21,936
--------------------------------------------------------------------
DSP Group, Inc.(a)                                  800       19,928
--------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                 500       14,245
====================================================================
                                                              56,109
====================================================================

SPECIALIZED FINANCE-1.00%

GATX Corp.                                        1,000       27,980
====================================================================

SPECIALTY CHEMICALS-1.83%

Great Lakes Chemical Corp.                          900       24,471
--------------------------------------------------------------------
Minerals Technologies Inc.                          450       26,663
====================================================================
                                                              51,134
====================================================================

SPECIALTY STORES-2.87%

Advance Auto Parts, Inc.(a)                         200       16,280
--------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack                  1,200       27,444
--------------------------------------------------------------------
Select Comfort Corp.(a)                             800       19,808
--------------------------------------------------------------------
West Marine, Inc.(a)                                600       16,686
====================================================================
                                                              80,218
====================================================================

STEEL-1.21%

GrafTech International Ltd.(a)                    2,500       33,750
====================================================================

TECHNOLOGY DISTRIBUTORS-1.97%

Global Imaging Systems, Inc.(a)                     800       25,400
--------------------------------------------------------------------
ScanSource, Inc.(a)                                 650       29,653
====================================================================
                                                              55,053
====================================================================

THRIFTS & MORTGAGE FINANCE-2.77%

First Niagara Financial Group, Inc.               1,400       20,874
--------------------------------------------------------------------
Franklin Bank Corp.(a)                            1,100       20,900
--------------------------------------------------------------------
Jefferson Bancshares, Inc.                          900       12,411
--------------------------------------------------------------------
Saxon Capital, Inc.(a)                              900       18,855
--------------------------------------------------------------------
TierOne Corp.(a)                                    200        4,592
====================================================================
                                                              77,632
====================================================================

TRUCKING-3.19%

Dollar Thrifty Automotive Group, Inc.(a)            550       14,267
--------------------------------------------------------------------
Landstar System, Inc.(a)                            650       24,726
--------------------------------------------------------------------
Overnite Corp.(a)                                 1,100       25,025
--------------------------------------------------------------------

                         AIM V.I. SMALL CAP EQUITY FUND


                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
TRUCKING-(CONTINUED)

Quality Distribution Inc.(a)                      1,300   $   25,415
====================================================================
                                                              89,433
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,363,446)                          2,556,247
====================================================================

                                                            MARKET
                                                SHARES      VALUE

--------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT       VALUE
---------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-15.96%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-15.96%

Unsec. Disc. Notes, 0.75%, 01/02/04 (Cost
  $446,991)(e)                                 $447,000    $  446,991
=====================================================================
TOTAL INVESTMENTS-107.25% (Cost $2,810,437)                 3,003,238
=====================================================================
OTHER ASSETS LESS LIABILITIES-(7.25%)                        (202,946)
=====================================================================
NET ASSETS-100.00%                                         $2,800,292
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
IDS     - Income Deposit Securities
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $79,255, which represented 2.83% of the Fund's net assets. These securities are considered to be illiquid.
(d) Consists of more than one class of securities traded together as a unit.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $2,810,437)    $3,003,238
------------------------------------------------------------
Cash                                                   3,321
------------------------------------------------------------
Foreign currencies, at value (cost $2,875)             2,914
------------------------------------------------------------
Receivables for:
  Investments sold                                     9,840
------------------------------------------------------------
  Fund shares sold                                    64,009
------------------------------------------------------------
  Dividends                                            1,730
------------------------------------------------------------
  Due from advisor                                    49,325
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,076
============================================================
    Total assets                                   3,135,453
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              307,956
------------------------------------------------------------
  Fund shares reacquired                               6,200
------------------------------------------------------------
  Deferred compensation and retirement plans           1,076
------------------------------------------------------------
Accrued administrative services fees                     925
------------------------------------------------------------
Accrued distribution fees -- Series II                    81
------------------------------------------------------------
Accrued transfer agent fees                              108
------------------------------------------------------------
Accrued operating expenses                            18,815
============================================================
    Total liabilities                                335,161
============================================================
Net assets applicable to shares outstanding       $2,800,292
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $2,611,190
------------------------------------------------------------
Undistributed net investment income (loss)              (342)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies        (3,367)
------------------------------------------------------------
Unrealized appreciation of investment securities
  and foreign currencies                             192,811
============================================================
                                                  $2,800,292
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $2,230,955
____________________________________________________________
============================================================
Series II                                         $  569,337
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                             196,058
____________________________________________________________
============================================================
Series II                                             50,038
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.38
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.38
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the period August 29, 2003 (date operations commenced) to December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $10)  $  3,483
-----------------------------------------------------------
Interest                                                487
===========================================================
    Total investment income                           3,970
===========================================================

EXPENSES:

Advisory fees                                         3,921
-----------------------------------------------------------
Administrative services fees                         18,048
-----------------------------------------------------------
Custodian fees                                       11,312
-----------------------------------------------------------
Distribution fees -- Series II                          454
-----------------------------------------------------------
Transfer agent fees                                     216
-----------------------------------------------------------
Trustees' fees                                        3,534
-----------------------------------------------------------
Reports to shareholders                               7,659
-----------------------------------------------------------
Professional fees                                    14,585
-----------------------------------------------------------
Other                                                    43
===========================================================
    Total expenses                                   59,772
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (53,522)
===========================================================
    Net expenses                                      6,250
===========================================================
Net investment income (loss)                         (2,280)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              (2,173)
-----------------------------------------------------------
  Foreign currencies                                    (12)
===========================================================
                                                     (2,185)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                             192,801
-----------------------------------------------------------
  Foreign currencies                                     10
===========================================================
                                                    192,811
===========================================================
Net gain from investment securities and foreign
  currencies                                        190,626
===========================================================
Net increase in net assets resulting from
  operations                                       $188,346
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period August 29, 2003 (Date operations commenced) to December 31, 2003

                                                                 2003
------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,280)
------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (2,185)
------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            192,811
========================================================================
    Net increase in net assets resulting from operations         188,346
========================================================================
Distributions to shareholders from net investment income:
  Series I                                                          (767)
------------------------------------------------------------------------
  Series II                                                          (45)
========================================================================
    Total distributions from net investment income                  (812)
========================================================================
Distributions to shareholders from net realized gains:
  Series I                                                          (865)
------------------------------------------------------------------------
  Series II                                                         (355)
========================================================================
    Total distributions from net realized gains                   (1,220)
========================================================================
    Decrease in net assets resulting from distributions           (2,032)
========================================================================
Share transactions-net:
  Series I                                                     2,113,568
------------------------------------------------------------------------
  Series II                                                      500,410
========================================================================
    Net increase in net assets resulting from share
     transactions                                              2,613,978
========================================================================
    Net increase in net assets                                 2,800,292
========================================================================

NET ASSETS:

  Beginning of year                                                   --
========================================================================
  End of year (including undistributed net investment income
    (loss) of $(342) for 2003)                                $2,800,292
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on August 29, 2003.

    The Fund's primary investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                         AIM V.I. SMALL CAP EQUITY FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2003. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the period August 29, 2003 (date operations commenced) through December 31, 2003, AIM waived fees of $3,921 and reimbursed expenses of $49,325.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid AIM $18,048 for such services, of which AIM retained $17,123 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the period August 29, 2003 (date operations commenced) through December 31, 2003, AISI retained $108 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the period August 29, 2003 (date operations commenced) through December 31, 2003, the Series II shares paid $273 after AIM Distributors waived Plan fees of $181.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund received reductions in custodian fees of $95 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $95.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

                         AIM V.I. SMALL CAP EQUITY FUND

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid legal fees of $624 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                      2003
-----------------------------------------------------------
Distributions paid from ordinary income              $2,032
___________________________________________________________
===========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                     $      806
------------------------------------------------------------
Unrealized appreciation -- investments               191,890
------------------------------------------------------------
Temporary book/tax differences                        (1,131)
------------------------------------------------------------
Post-October capital loss deferral                    (2,445)
------------------------------------------------------------
Post-October currency loss deferral                      (18)
------------------------------------------------------------
Shares of beneficial interest                      2,611,190
============================================================
Total net assets                                  $2,800,292
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $10.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period August 29, 2003 (date operations commenced) through December 31, 2003 was $2,741,525 and $375,905, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                       $211,421
-----------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                        (19,541)
===========================================================
Net unrealized appreciation of investment
  securities                                       $191,880
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,811,358.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of nondeductible stock issuance costs and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $2,750, undistributed net realized gains increased by $38 and shares of beneficial interest decreased by $2,788. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 9--SHARE INFORMATION

                            CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------
                                                                  AUGUST 29, 3003
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2003
                                                              -----------------------
                                                               SHARES        AMOUNT
-------------------------------------------------------------------------------------
Sold:
  Series I                                                     199,409     $2,150,468
-------------------------------------------------------------------------------------
  Series II                                                     50,001        500,010
=====================================================================================
Issued as reinvestment of dividends:
  Series I                                                         148          1,633
-------------------------------------------------------------------------------------
  Series II                                                         37            400
=====================================================================================
Reacquired:
  Series I                                                      (3,499)       (38,533)
=====================================================================================
                                                               246,096     $2,613,978
_____________________________________________________________________________________
=====================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 29, 2003 (date operations commenced) through December 31, 2003.

                                                                  SERIES I
                                                              ----------------
                                                                 AUGUST 29,
                                                                    2003
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                DECEMBER 31,
                                                                    2003
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.41
==============================================================================
    Total from investment operations                                 1.40
==============================================================================
Less distributions:
  Dividends from net investment income                              (0.01)
------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.01)
==============================================================================
    Total distributions                                             (0.02)
==============================================================================
Net asset value, end of period                                     $11.38
______________________________________________________________________________
==============================================================================
Total return(a)                                                     13.94%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,231
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.32%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 12.86%(b)
==============================================================================
Ratio of net investment income (loss) to average net assets         (0.44)%
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                             26%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average daily net assets of $817,163.
(c)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                 SERIES II
                                                              ----------------
                                                                 AUGUST 29,
                                                                    2003
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                DECEMBER 31,
                                                                    2003
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.41
==============================================================================
    Total from investment operations                                 1.39
==============================================================================
Less distributions:
  Dividends from net investment income                              (0.00)
------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.01)
==============================================================================
    Total distributions                                             (0.01)
==============================================================================
Net asset value, end of period                                     $11.38
______________________________________________________________________________
==============================================================================
Total return(a)                                                     13.88%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  569
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.47%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 13.11%(b)
==============================================================================
Ratio of net investment income (loss) to average net assets         (0.59)%
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                             26%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average daily net assets of $529,703.
(c)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                         AIM V.I. SMALL CAP EQUITY FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                         AIM V.I. SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Small Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Small Cap Growth Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                         AIM V.I. SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND          TRUSTEE AND/
POSITION(S) HELD WITH THE        OR OFFICER     PRINCIPAL OCCUPATION(S)   OTHER DIRECTORSHIP(S)
TRUST                            SINCE          DURING PAST 5 YEARS       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-----------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946    1993           Director and Chairman,    None
  Trustee, Chairman and                         A I M Management Group
  President                                     Inc. (financial
                                                services holding
                                                company); and Director
                                                and Vice Chairman,
                                                AMVESCAP PLC and
                                                Chairman of AMVESCAP
                                                PLC -- AIM Division
                                                (parent of AIM and a
                                                global investment
                                                management firm)

                                                Formerly: President and
                                                Chief Executive
                                                Officer, A I M
                                                Management Group Inc.;
                                                Director, Chairman and
                                                President, A I M
                                                Advisors, Inc.
                                                (registered investment
                                                advisor); Director and
                                                Chairman, A I M Capital
                                                Management, Inc.
                                                (registered investment
                                                advisor), A I M
                                                Distributors, Inc.
                                                (registered broker
                                                dealer), AIM Investment
                                                Services, Inc.,
                                                (registered transfer
                                                agent), and Fund
                                                Management Company
                                                (registered broker
                                                dealer); and Chief
                                                Executive Officer,
                                                AMVESCAP PLC -- Managed
                                                Products
-----------------------------------------------------------------------------------------------
  Mark H.                        2003           Director, President and   None
  Williamson(2) -- 1951                         Chief Executive
  Trustee and Executive Vice                    Officer, A I M
  President                                     Management Group Inc.
                                                (financial services
                                                holding company);
                                                Director, Chairman and
                                                President, A I M
                                                Advisors, Inc.
                                                (registered investment
                                                advisor); Director,
                                                A I M Capital
                                                Management, Inc.
                                                (registered investment
                                                advisor) and A I M
                                                Distributors, Inc.
                                                (registered broker
                                                dealer); Director and
                                                Chairman, AIM
                                                Investment Services,
                                                Inc. (registered
                                                transfer agent), and
                                                Fund Management Company
                                                (registered broker
                                                dealer); and Chief
                                                Executive Officer,
                                                AMVESCAP PLC -- AIM
                                                Division (parent of AIM
                                                and a global investment
                                                management firm)

                                                Formerly: Director,
                                                Chairman, President and
                                                Chief Executive
                                                Officer, INVESCO Funds
                                                Group, Inc. and INVESCO
                                                Distributors, Inc.;
                                                Chief Executive
                                                Officer, AMVESCAP
                                                PLC -- Managed
                                                Products; Chairman and
                                                Chief Executive Officer
                                                of NationsBanc
                                                Advisors, Inc.; and
                                                Chairman of NationsBanc
                                                Investments, Inc.
-----------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939        2001           Of Counsel, law firm of   Badgley Funds, Inc.
  Trustee                                       Baker & McKenzie          (registered
                                                                          investment company)
                                                Formerly: Partner, law
                                                firm of Baker &
                                                McKenzie
-----------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944      1993           Chairman, Crockett        ACE Limited
  Trustee                                       Technology Associates     (insurance company);
                                                (technology consulting    and Captaris, Inc.
                                                company)                  (unified messaging
                                                                          provider)
-----------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941       2000           Director of a number of   Cortland Trust, Inc.
  Trustee                                       public and private        (Chairman)
                                                business corporations,    (registered
                                                including the Boss        investment company);
                                                Group Ltd. (private       Annuity and Life Re
                                                investment and            (Holdings), Ltd.
                                                management) and           (insurance company)
                                                Magellan Insurance
                                                Company

                                                Formerly: Director,
                                                President and Chief
                                                Executive Officer,
                                                Volvo Group North
                                                America, Inc.; Senior
                                                Vice President, AB
                                                Volvo; and director of
                                                various affiliated
                                                Volvo companies
-----------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935    1998           Retired                   None
  Trustee
                                                Formerly: Chairman,
                                                Mercantile Mortgage
                                                Corp.; President and
                                                Chief Operating
                                                Officer,
                                                Mercantile-Safe Deposit
                                                & Trust Co.; and
                                                President, Mercantile
                                                Bankshares Corp.
-----------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952         1997           Chief Executive           Administaff,
  Trustee                                       Officer, Twenty First     Discovery Global
                                                Century Group, Inc.       Education Fund
                                                (government affairs       (non-profit)
                                                company) and Texana
                                                Timber LP (sustainable
                                                forestry company)
-----------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. SMALL CAP EQUITY FUND

As of January 1, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993               Partner, law firm of      Cortland Trust, Inc.
  Trustee                                            Kramer Levin Naftalis     (registered
                                                     and Frankel LLP           investment company)
----------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      1998               Formerly: Chief           None
  Trustee                                            Executive Officer, YWCA
                                                     of the USA
----------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        1993               Partner, law firm of      None
  Trustee                                            Pennock & Cooper
----------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         2001               Retired                   None
  Trustee
----------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          1993               Executive Vice            None
  Trustee                                            President, Development
                                                     and Operations Hines
                                                     Interests Limited
                                                     Partnership (real
                                                     estate development
                                                     company)
----------------------------------------------------------------------------------------------------
  OTHER OFFICERS
----------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice     N/A
  Senior Vice President and                          President, Secretary
  Chief Legal Officer                                and General Counsel,
                                                     A I M Management Group
                                                     Inc. (financial
                                                     services holding
                                                     company) and A I M
                                                     Advisors, Inc.; Vice
                                                     President, A I M
                                                     Capital Management,
                                                     Inc., A I M
                                                     Distributors, Inc. and
                                                     AIM Investment
                                                     Services, Inc.; and
                                                     Director, Vice
                                                     President and General
                                                     Counsel, Fund
                                                     Management Company

                                                     Formerly: Senior Vice
                                                     President and General
                                                     Counsel, Liberty
                                                     Financial Companies,
                                                     Inc.; and Senior Vice
                                                     President and General
                                                     Counsel, Liberty Funds
                                                     Group, LLC
----------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948         1993               Managing Director,        N/A
  Vice President                                     Chief Fixed Income
                                                     Officer and Senior
                                                     Investment Officer,
                                                     A I M Capital
                                                     Management, Inc.; and
                                                     Vice President, A I M
                                                     Advisors, Inc.
----------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          1993               Managing Director and     N/A
  Vice President                                     Director of Money
                                                     Market Research and
                                                     Special Projects, A I M
                                                     Capital Management,
                                                     Inc.; and Vice
                                                     President, A I M
                                                     Advisors, Inc.
----------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943         1993               Vice President and        N/A
  Vice President                                     Chief Compliance
                                                     Officer, A I M
                                                     Advisors, Inc. and
                                                     A I M Capital
                                                     Management, Inc.; and
                                                     Vice President, AIM
                                                     Investment Services,
                                                     Inc.
----------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund   N/A
  Vice President and Treasurer                       Treasurer, A I M
                                                     Advisors, Inc.; Senior
                                                     Vice President, AIM
                                                     Investment Services,
                                                     Inc.; and Vice
                                                     President, A I M
                                                     Distributors, Inc.
----------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       1993               Managing Director and     N/A
  Vice President                                     Chief Management
                                                     Officer, A I M Capital
                                                     Management, Inc;
                                                     Director and President,
                                                     Fund Management
                                                     Company; and Vice
                                                     President, A I M
                                                     Advisors, Inc.
----------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         1999               Vice President, A I M     N/A
  Vice President                                     Advisors, Inc., and
                                                     President, Chief
                                                     Executive Officer and
                                                     Chief Investment
                                                     Officer, A I M Capital
                                                     Management, Inc.
----------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1818 Market Street
Houston, TX 77046-1173          Suite 100                       Suite 100                       Suite 2400
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
3000 K N.W., Suite 500          Frankel LLP                     P.O. Box 4739                   Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 37.88% is eligible for the dividends received deduction for corporations.
                         AIM V.I. SMALL CAP EQUITY FUND

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY TWB RELATED TO THE TRUST

         TWB billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                             Percentage of Fees                            Percentage of Fees
                                             Billed Applicable                             Billed Applicable
                                                to Non-Audit                                  to Non-Audit
                                             Services Provided                             Services Provided
                         Fees Billed for    in 2003 Pursuant to                           in 2002 Pursuant to
                        Services Rendered        Waiver of           Fees Billed for           Waiver of
                        to the Trust in         Pre-Approval       Services Rendered to       Pre-Approval
                              2003           Requirement(1)(2)      the Trust in 2002      Requirement(1)(2)
                        -----------------   -------------------    --------------------    -------------------
Audit Fees                   $233,000                N/A                 $209,200                  N/A
Audit-Related Fees           $      0                  0%                $      0                  N/A
Tax Fees(3)                  $ 40,000                  0%                $ 36,000                  N/A
All Other Fees               $      0                  0%                $      0                  N/A
                             --------                                    --------
Total Fees                   $273,000                                    $245,200                  N/A

TWB billed the Trust aggregate non-audit fees of $40,000 for the fiscal year ended 2003, and $36,000 for the fiscal year ended 2002, for non-audit services rendered to the Trust.
---------

(1) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Trust during a fiscal year; and (iii) such services are promptly approved by the Trust's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns.

FEES BILLED BY TWB RELATED TO AIM AND AIM AFFILIATES

         TWB billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                         Fees Billed for                                Fees Billed for
                       Non-Audit Services                             Non-Audit Services
                       Rendered to AIM and     Percentage of Fees     Rendered to AIM and     Percentage of Fees
                        AIM Affiliates in     Billed Applicable to     AIM Affiliates in     Billed Applicable to
                         2003 That Were        Non-Audit Services       2002 That Were        Non-Audit Services
                            Required            Provided in 2003           Required            Provided in 2002
                       to be Pre-Approved    Pursuant to Waiver of    to be Pre-Approved    Pursuant to Waiver of
                         by the Trust's           Pre-Approval          by the Trust's           Pre-Approval
                       Audit Committee(1)      Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)
                       -------------------   ---------------------    -------------------   ---------------------
Audit-Related Fees            $0                       0%                      N/A                    N/A
Tax Fees                      $0                       0%                      N/A                    N/A
All Other Fees                $0                       0%                      N/A                    N/A
                              --------
Total Fees                    $0                                               N/A                    N/A

TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $0 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Trust ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining TWB's independence. The Audit Committee determined that the provision of such services is compatible with TWB maintaining independence with respect the Trust.

---------

(1) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Trust during a fiscal year; and (iii) such services are promptly approved by the Trust's Audit Committee prior to the completion of the audit by the Audit Committee.


                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I.  STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds

("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.


III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o        Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o        Actuarial services

o        Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o        Management functions

o        Human resources

o        Broker-dealer, investment adviser, or investment banking services

o        Legal services

o        Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of INVESCO Variable Investment Funds, Inc. (the "Registrant"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls involving fair value pricing have been implemented which could affect the Registrant.


ITEM 10. EXHIBITS. CODE OF ETHICS FOR SENIOR OFFICERS.

(a)(1)            Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Variable Insurance Funds, Inc.
                  ----------------------------------

By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------



By:               /s/ SIDNEY M. DILGREN
                  ---------------------------
                  Sidney M. Dilgren
                  Principal Financial Officer


Date:             February 23, 2004
                  ---------------------------

                                  EXHIBIT INDEX


10a      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.